Oppenheimer RochesterTM Arizona Municipal Fund

Oppenheimer RochesterTM Maryland Municipal Fund

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6803 South Tucson Way, Centennial, Colorado 80112

1.800.225.5677

Statement of Additional Information dated July 29, 2008, revised May 13, 2009

This Statement of Additional Information (“SAI”) is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated July 29, 2008. It should be read together with the Prospectus, which may be obtained by writing to the Fund’s transfer agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217 (the “Transfer Agent”), by calling the Transfer Agent at the toll-free number shown above or by downloading it from the OppenheimerFunds Internet website at www.oppenheimerfunds.com . Any reference to the term “Fund” or “Funds” throughout this SAI refers to each fund named above, unless otherwise indicated.

The portions of this SAI that do not relate to a particular Fund do not form a part of that Fund’s SAI, have not been incorporated by reference into that Fund’s Prospectus, and should not be relied upon by investors of that Fund.

Contents                                                       Page

About the Fund

Additional Information About the Fund’s Investment Policies and Risks

     The Fund’s Investment Policies

     Other Investment Techniques and Strategies

     Investment Restrictions

Disclosure of Portfolio Holdings

How the Fund is Managed

     Organization and History

     Board of Trustees and Oversight Committees

     Trustees and Officers of the Fund

     The Manager

Brokerage Policies of the Fund
Distribution and Service Plans

Payments to Fund Intermediaries

Performance of the Fund

About Your Account

How To Buy Shares

How To Sell Shares

How to Exchange Shares
Dividends, Capital Gains and Taxes
Additional Information About the Fund

Financial Information About the Fund

Report of Independent Registered Public Accounting Firm

Financial Statements

Appendix A: Municipal Bond Ratings Definitions                                 A-1

Appendix B: Special Considerations Relating to State Municipal Obligations                                                                                             B-1

Appendix C: OppenheimerFunds Special Sales Charge Arrangements and Waivers                                                                                                  C-1

about the fund

Additional Information About the Fund’s Investment Policies and Risks

The investment objective, principal investment policies and main risks of the Fund are described in the Prospectus. This SAI contains supplemental information about those policies and the types of securities that the Fund’s investment manager, OppenheimerFunds, Inc. (the “Manager”) may select for the Fund. Additional explanations are also provided about the strategies the Fund may use to try to achieve its objective.

The Fund’s Investment Policies. The composition of the Fund’s portfolio and the techniques and strategies that the Manager uses in selecting portfolio securities will vary over time. The Fund is not required to use all of the investment techniques and strategies described in this SAI at all times in seeking its objective. The Fund may use some of the investment techniques and strategies at some times or not at all. However, the value of the securities held by the Fund may be affected by changes in general interest rates and other factors prior to their maturity. Because the current value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increased after a security was purchased, that security would normally decline in value. Conversely, should interest rates decrease after a security was purchased, normally its value would rise.

     However, those fluctuations in value will not generally result in realized gains or losses to the Fund unless the Fund sells the security prior to maturity. A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest. The Fund does not usually intend to dispose of securities prior to their maturity, but may do so for liquidity purposes, or because of other factors affecting the issuer that cause the Manager to sell the particular security. In that case, the Fund could realize a capital gain or loss on the sale.

     There are variations in the credit quality of municipal securities, both within a particular rating classification and between classifications. These variations depend on numerous factors. The yields of municipal securities depend on a number of factors, including general conditions in the municipal securities market, the size of a particular offering, the maturity of the obligation and rating (if any) of the issue. These factors are discussed in greater detail below.

Municipal Securities. The types of municipal securities in which the Fund may invest are described in the Prospectus under “What Does the Fund Mainly Invest In?” and “About the Fund’s Investments”. Under normal market conditions, and as a fundamental policy, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities the income from which, in the opinion of counsel to the issuer of each security, is exempt from both federal and the Fund’s state individual income tax, which may include securities of issuers located outside of the Fund’s state such as U.S. territories, commonwealths and possessions. Municipal securities are generally classified as general obligation bonds, revenue bonds and notes. A discussion of the general characteristics of these principal types of municipal securities follows below.

■     Municipal Bonds. The Fund has classified long-term municipal securities having a maturity (when the security is issued) of more than one year as “municipal bonds.” The principal classifications of long-term municipal bonds are “general obligation” and “revenue” bonds (including “private activity” bonds). They may have fixed, variable or floating rates of interest or may be “zero-coupon” bonds, as described below.

     Some bonds may be “callable,” allowing the issuer to redeem them before their maturity date. To protect bondholders, callable bonds may be issued with provisions that prevent them from being called for a period of time. Typically, that is 5 to 10 years from the issuance date. When interest rates decline, if the call protection on a bond has expired, it is more likely that the issuer may call the bond. If that occurs, the Fund might have to reinvest the proceeds of the called bond in bonds that pay a lower rate of return.

❑     General Obligation Bonds. The basic security behind general obligation bonds is the issuer’s pledge of its full faith and credit and taxing, if any, power for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited or unlimited. Additionally, there may be limits as to the rate or amount of special assessments that can be levied to meet these obligations.

❑     Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source, such as a state’s or local government’s proportionate share of the tobacco master settlement agreement (as described in the section titled “Tobacco Related Bonds”). Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals.

     Although the principal security for these types of bonds may vary from bond to bond, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt service reserve fund.

❑     Private Activity Bonds. The Tax Reform Act of 1986 amended and reorganized, under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), the rules governing tax-exemption for interest on certain types of municipal securities known as “private activity bonds” (or, “industrial development bonds” as they were referred to under pre-1986 law), the proceeds of which are used to finance various non-governmental privately owned and/or operated facilities. Under the Internal Revenue Code, interest on private activity bonds is excludable from gross income for federal income tax purposes if the financed activities fall into one of seven categories of “qualified private activity bonds,” consisting of mortgage bonds, veterans mortgage bonds, small issue bonds, student loan bonds, redevelopment bonds, exempt facility bonds and 501(c)(3) bonds, and certain tests are met. The types of facilities that may be financed with exempt facility bonds include airports, docks and wharves, water furnishing facilities, sewage facilities, solid waste disposal facilities, qualified residential rental projects, hazardous waste facilities and high speed intercity rail facilities. The types of facilities that may be financed with 501(c)(3) bonds include hospitals and educational facilities that are owned by 501(c)(3) organizations.

     Whether a municipal security is a private activity bond (the interest on which is taxable unless it is a qualified private activity bond) depends on whether (i) more than a certain percentage (generally 10%) of (a) the proceeds of the security are used in a trade or business carried on by a non-governmental person and (b) the payment of principal or interest on the security is directly or indirectly derived from such private use, or is secured by privately used property or payments in respect of such property, or (ii) more than the lesser of 5% of the issue or $5 million is used to make or finance loans to non-governmental persons.

     Moreover, a private activity bond of certain types that would otherwise be a qualified tax-exempt private activity bond will not, under Internal Revenue Code Section 147(a), be a qualified bond for any period during which it is held by a person who is a “substantial user” of the facilities financed by the bond, or a “related person” of such a substantial user. A “substantial user” is a non-exempt person who regularly uses part of a facility in a trade or business.

     Thus, certain municipal securities could lose their tax-exempt status retroactively if the issuer or user fails to meet certain continuing requirements, for the entire period during which the securities are outstanding, as to the use and operation of the bond-financed facilities and the use and expenditure of the proceeds of such securities. The Fund makes no independent investigation into the use of such facilities or the expenditure of such proceeds. If the Fund should hold a bond that loses its tax-exempt status retroactively, there might be an adjustment to the tax-exempt income previously distributed to shareholders.

     The payment of the principal and interest on such qualified private activity bonds is dependant solely on the ability of the facility’s user to meet its financial obligations, generally from the revenues derived from the operation of the financed facility, and the pledge, if any, of real and personal property financed by the bond as security for those payments.

     Limitations on the amount of private activity bonds that each state may issue may reduce the supply of such bonds. The value of the Fund’s portfolio could be affected by these limitations if they reduce the availability of such bonds.

     Interest on certain qualified private activity bonds that is tax-exempt may nonetheless be treated as a tax preference item subject to the alternative minimum tax to which certain taxpayers are subject. If such qualified private activity bonds are held by the Fund, a proportionate share of the exempt-interest dividends paid by the Fund would constitute an item of tax preference to such shareholders.

■     Municipal Notes. Municipal securities having a maturity (when the security is issued) of less than one year are generally known as municipal notes. Municipal notes generally are used to provide for short-term working capital needs. Some of the types of municipal notes the Funds can invest in are described below.

❑     Tax Anticipation Notes. These are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use or other business taxes, and are payable from these specific future taxes.

❑     Revenue Anticipation Notes. These are notes issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue-sharing programs.

❑     Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. The long-term bonds that are issued typically also provide the money for the repayment of the notes.

❑     Construction Loan Notes. These are sold to provide project construction financing until permanent financing can be secured. After successful completion and acceptance of the project, it may receive permanent financing through public agencies, such as the Federal Housing Administration.

❑     Tax-Exempt Commercial Paper. This type of short-term obligation (usually having a maturity of 270 days or less) is issued by a municipality to meet current working capital needs.

❑     Auction Rate Securities. Auction rate securities are municipal debt instruments with long-term nominal maturities for which the interest rate is reset at specific shorter frequencies (typically every 7-35 days) through a “dutch” auction process. A dutch auction is a competitive bidding process used to determine rates on each auction date. In a dutch auction, a broker-dealer submits bids, on behalf of current and prospective investors, to the auction agent. The winning bid rate is the rate at which the auction “clears”, meaning the lowest possible interest rate at which all the securities can be sold at par. This “clearing rate” is paid on the entire issue for the upcoming period and includes current holders of the auction rate securities. Investors who bid a minimum rate above the clearing rate receive no securities, while those whose minimum bid rates were at or below the clearing rate receive the clearing rate for the next period.

While the auction rate process is designed to permit the holder to sell the auction rate securities in an auction at par value at specified intervals, there is the risk that an auction will fail due to insufficient demand for the securities. Auction rate securities may be subject to changes in interest rates, including decreased interest rates. Failed auctions may impair the liquidity of auction rate securities.

■     Municipal Lease Obligations. The Fund’s investments in municipal lease obligations may be through certificates of participation that are offered to investors by public entities. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities.

     Some municipal lease securities may be deemed to be “illiquid” securities. Their purchase by the Fund would be limited as described below in “Illiquid Securities.” From time to time the Fund may invest more than 5% of its net assets in municipal lease obligations that the Manager has determined to be liquid under guidelines set by the Board of Trustees.

     Those guidelines require the Manager to evaluate, among other things:

❑	the frequency of trades and price quotations for such securities;

❑	the number of dealers or other potential buyers willing to purchase or sell such securities;

❑	the availability of market-makers; and

❑	the nature of the trades for such securities.

     While the Fund holds such securities, the Manager will also evaluate the likelihood of a continuing market for these securities and their credit quality.

     Municipal leases have special risk considerations. Although lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default.

     Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources. That revenue might be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.

     In addition to the risk of “non-appropriation,” municipal lease securities do not have as highly liquid a market as conventional municipal bonds. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment of interest or repayment of principal by the issuer. The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units. A default in payment of income would result in a reduction of income to the Fund. It could also result in a reduction in the value of the municipal lease and that, as well as a default in repayment of principal, could result in a decrease in the net asset value of the Fund.

Tobacco Related Bonds.  The Fund may invest in two types of tobacco related bonds:  (i) tobacco settlement revenue bonds, for which payments of interest and principal are made solely from a state’s interest in the Master Settlement Agreement (“MSA”) described below, and (ii) tobacco bonds subject to a state’s appropriation pledge, for which payments may come from both the MSA revenue and the applicable state's appropriation pledge.

Tobacco Settlement Revenue Bonds. The Fund may invest up to 25% of its assets in tobacco settlement revenue bonds. Tobacco settlement revenue bonds are secured by an issuing state’s proportionate share in the MSA. The MSA is an agreement reached out of court in November 1998 between 46 states and six other U.S. jurisdictions (including Puerto Rico and Guam) and the four largest U.S. tobacco manufacturers (Philip Morris, RJ Reynolds, Brown & Williamson, and Lorillard). Subsequently, a number of smaller tobacco manufacturers signed on to the MSA, bringing the current combined market share of participating tobacco manufacturers to approximately 92%.  The MSA provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Tobacco manufacturers pay into a master escrow trust based on their market share and each state receives a fixed percentage of the payment as set forth in the MSA.

A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus the risk to the Fund, are highly dependent on the receipt of future settlement payments by the state or its governmental entity, as well as other factors. The actual amount of future settlement payments is dependent on many factors including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. As a result, payments made by tobacco manufacturers could be reduced if the decrease in tobacco consumption is significantly greater than the forecasted decline.

Because tobacco settlement bonds are backed by payments from the tobacco manufacturers, and generally not by the credit of the state or local government issuing the bonds, their creditworthiness depends on the ability of tobacco manufacturers to meet their obligations. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers could also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments, which could affect the Fund’s net asset value.

The MSA and tobacco manufacturers have been and continue to be subject to various legal claims.  An adverse outcome to any litigation matters relating to the MSA or affecting tobacco manufacturers could adversely affect the payment streams associated with the MSA or cause delays or reductions in bond payments by tobacco manufacturers. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges.

Tobacco Bonds Subject to Appropriation (STA) Bonds. In addition to the tobacco settlement bonds discussed above, the Fund also may invest in tobacco related bonds that are subject to a state’s appropriation pledge (“STA Tobacco Bonds”).  STA Tobacco Bonds rely on both the revenue source from the MSA and a state appropriation pledge.

     These STA Tobacco Bonds are part of a larger category of municipal bonds that are subject to state appropriation.  Although specific provisions may vary among states, “subject to appropriation bonds” (also referred to as “appropriation debt”) are typically payable from two distinct sources: (i) a dedicated revenue source such as a municipal enterprise, a special tax or, in the case of tobacco bonds, the MSA funds, and (ii) the issuer’s general funds.  Appropriation debt differs from a state’s general obligation debt in that general obligation debt is backed by the state’s full faith, credit and taxing power, while appropriation debt requires the state to pass a specific periodic appropriation to pay interest and/or principal on the bonds as the payments come due. The appropriation is usually made annually. While STA Tobacco Bonds offer an enhanced credit support feature, that feature is generally not an unconditional guarantee of payment by a state and states generally do not pledge the full faith, credit or taxing power of the state. The Funds consider the STA Tobacco Bonds to be “municipal securities” for purposes of their concentration policies.

Litigation Challenging the MSA. The participating manufacturers and states in the MSA are subject to several pending lawsuits challenging the MSA and/or related state legislation or statutes adopted by the states to implement the MSA (referred to herein as the “MSA-related legislation”). One or more of the lawsuits, allege, among other things, that the MSA and/or the states’ MSA-related legislation are void or unenforceable under the Commerce Clause and certain other provisions of the U.S. Constitution, the federal antitrust laws, federal civil rights laws, state constitutions, consumer protection laws and unfair competition laws.

To date, challenges to the MSA or the states’ MSA-related legislation have not been ultimately successful, although three such challenges have survived initial appellate review of motions to dismiss. Two of these three challenges (referred to herein as Grand River and Freedom Holdings) are pending in the U.S. District Court for the Southern District of New York and have proceeded to a stage of litigation where the ultimate outcome may be determined by, among other things, findings of fact based on extrinsic evidence as to the operation and impact of the MSA and the states’ MSA-related legislation. In these two cases, certain decisions by the U.S. Court of Appeals for the Second Circuit have created heightened uncertainty as a result of that court’s interpretation of federal antitrust immunity and Commerce Clause doctrines as applied to the MSA and the states’ MSA-related legislation. That Court’s interpretation appears to conflict with interpretations by other courts which have rejected challenges to the MSA and the states’ MSA-related legislation. Prior decisions rejecting such challenges have concluded that the MSA and the MSA-related legislation do not violate the Commerce Clause of the U.S. Constitution and are protected from antitrust challenges based on established antitrust immunity doctrines. Such a conflict may result in significant uncertainty regarding the validity and enforceability of the MSA and/or the states’ related MSA-legislation and could adversely affect payment streams associated with the MSA and the bonds. The existence of a conflict as to the rulings of different federal courts on these issues, especially between Circuit Courts of Appeals, is one factor that the U.S. Supreme Court may take into account when deciding whether to exercise its discretion in agreeing to hear an appeal. No assurance can be given that the U.S. Supreme Court would choose to hear and determine any appeal relating to the substantive merits of the cases challenging the MSA or the states’ MSA-related legislation.

Grand River and Freedom Holdings. Both cases are pending in the U.S. District Court for the Southern District of New York and seek to enjoin the enforcement of states’ MSA-related legislation. The Grand River case is pending against the attorneys general of 31 states. The plaintiffs seek to enjoin the enforcement of the states’ MSA-related legislation, and allege, among other things, (a) violations of federal antitrust law, the accompanying state legislation enacted pursuant to the MSA mandates or authorizes such violations and is thus preempted by federal law and that (b) the MSA and related statutes are invalid or unenforceable under the Commerce Clause of the U.S. Constitution. Grand River was remanded and remains pending in the Southern District and the parties have engaged in discovery with respect to the antitrust and Commerce Clause claims.

The Freedom Holdings case is pending against the attorney general and the commissioner of taxation and finance of the State of New York and is based on the same purported claims as the Grand River case. On February 10, 2006, plaintiffs filed an amended complaint seeking (1) a declaratory judgment that the operation of the MSA and New York’s MSA-related legislation implements an illegal per se output cartel in violation of the federal antitrust laws and is preempted thereby, (2) a declaratory judgment that New York’s MSA-related legislation, together with the similar legislation of other states, regulates interstate commerce in violation of the Commerce Clause of the U.S. Constitution and (3) an injunction permanently enjoining the enforcement of New York’s MSA-related legislation.

To date, the Second Circuit is the only federal court that has sustained a Commerce Clause challenge to the MSA and MSA-related legislation after reviewing a motion to dismiss. A final decision in these cases by the District Court would be subject to appeal to the Second Circuit and would likely be further appealed to the U.S. Supreme Court. A Supreme Court decision to affirm or to decline to review a Second Circuit ruling that is adverse to the participating manufacturers and states, challenging validity or enforceability of MSA or the states’ MSA-related legislation, could potentially lead to invalidation of the MSA and states’ MSA-related legislation in their entirety, materially affect the payment streams under the MSA and/or result in the complete loss of the Fund’s outstanding investment.

A third case challenging the MSA (Xcaliber v. Ieyoub) in federal court in Louisiana (Fifth Circuit) also has survived appellate review of motions to dismiss. Certain non-participating manufacturers are alleging, among other things, that certain provisions of Louisiana’s MSA-related legislation violate various provisions of the U.S. Constitution and the Louisiana constitution. On March 1, 2006, the U.S. Court of Appeals for the Fifth Circuit vacated the district court’s dismissal of the plaintiffs’ complaint and remanded the case for reconsideration. In addition to the three cases identified above, proceedings are pending in federal courts that challenge the MSA and/or the states’ MSA-related legislation in California, Louisiana, Oklahoma, Kansas, Kentucky, Tennessee and Arkansas. The issues raised in Freedom Holdings or Grand River are also raised in many of these other cases. The MSA and states’ MSA-related legislation may also continue to be challenged in the future. A determination that the MSA or states’ MSA-related legislation is void or unenforceable would have a material adverse effect on the payments made by the participating manufacturers under the MSA.

Litigation Seeking Monetary Relief from Tobacco Industry Participants. The tobacco industry has been the target of litigation for many years. Both individual and class action lawsuits have been brought by or on behalf of smokers alleging that smoking has been injurious to their health, and by non-smokers alleging harm from environmental tobacco smoke, also known as “secondhand smoke.” Plaintiffs seek various forms of relief, including compensatory and punitive damages aggregating billions of dollars, treble/multiple damages and other statutory damages and penalties, creation of medical monitoring and smoking cessation funds, disgorgement of profits, legal fees, and injunctive and equitable relief.

The MSA does not release participating manufacturers from liability in either individual or class action cases. Healthcare cost recovery cases have also been brought by governmental and non-governmental healthcare providers seeking, among other things, reimbursement for healthcare expenditures incurred in connection with the treatment of medical conditions allegedly caused by smoking. The participating manufacturers are also exposed to liability in these cases, because the MSA only settled healthcare cost recovery claims of the participating states. Litigation has also been brought against certain participating manufacturers and their affiliates in foreign countries.

     The ultimate outcome of any pending or future lawsuit is uncertain. Verdicts of substantial magnitude that are enforceable as to one or more participating manufacturers, if they occur, could encourage commencement of additional litigation, or could negatively affect perceptions of potential triers of fact with respect to the tobacco industry, possibly to the detriment of pending litigation. An unfavorable outcome or settlement or one or more adverse judgments could result in a decision by the affected participating manufacturers to substantially increase cigarette prices, thereby reducing cigarette consumption beyond the forecasts under the MSA. In addition, the financial condition of any or all of the participating manufacturer defendants could be materially and adversely affected by the ultimate outcome of pending litigation, including bonding and litigation costs or a verdict or verdicts awarding substantial compensatory or punitive damages. Depending upon the magnitude of any such negative financial impact (and irrespective of whether the participating manufacturer is thereby rendered insolvent), an adverse outcome in one or more of the lawsuits could substantially impair the affected participating manufacturer’s ability to make payments under the MSA.

■     Credit Ratings of Municipal Securities. Ratings by ratings organizations such as Moody’s Investors Service, Inc. (Moody’s”), Standard & Poor’s Rating Services, a division of the McGraw-Hill Companies, Inc. (“S&P”), and Fitch, Inc. (“Fitch”) represent the respective rating agency’s opinions of the credit quality of the municipal securities they undertake to rate. However, their ratings are general opinions and are not guarantees of quality. Municipal securities that have the same maturity, coupon and rating may have different yields, while other municipal securities that have the same maturity and coupon but different ratings may have the same yield.

     Below investment-grade securities (also referred to as “junk bonds”) may have a higher yield than securities rated in the higher rating categories. In addition to having a greater risk of default than higher-grade securities, there may be less of a market for these securities. As a result they may be harder to sell at an acceptable price. The additional risks mean that the Fund may not receive the anticipated level of income from these securities, and the Fund’s net asset value may be affected by declines in the value of lower-grade securities. However, because the added risk of lower quality securities might not be consistent with the Fund’s policy of preservation of capital, the Fund limits its investments in lower quality securities.

     After the Fund buys a municipal security, the security may cease to be rated or its rating may be reduced. Neither event requires the Fund to sell the security, but the Manager will consider such events in determining whether the Fund should continue to hold the security. To the extent that ratings given by Moody’s, S&P, or Fitch change as a result of changes in those rating organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the Fund’s investment policies.

     The Fund may buy municipal securities that are “pre-refunded.” The issuer’s obligation to repay the principal value of the security is generally collateralized with U.S. government securities placed in an escrow account. This causes the pre-refunded security to have essentially the same risks of default as a AAA-rated security.

     A list of the rating categories of Moody’s, S&P and Fitch for municipal securities is contained in Appendix A to this SAI. Because the Fund also purchases securities that are unrated by nationally recognized rating organizations, the Manager will make its own assessment of the credit quality of those unrated issues. The Manager will use criteria similar to those used by the rating agencies and assign a rating category to a security that is comparable to what the Manager believes a rating agency would assign to that security. However, the Manager’s rating does not constitute a guarantee of the quality of a particular issue.

Other U.S. Territories, Commonwealths and Possessions. The Fund also invests in municipal securities issued by certain territories, commonwealths and possessions of the United States that pay interest that is exempt (in the opinion of the issuer's legal counsel when the security is issued) from federal income tax and the Fund’s state personal income tax.

     Therefore, the Fund's investments could be affected by the fiscal stability of, for example, Puerto Rico, the Virgin Islands or Guam. Additionally, the Fund’s investments could be affected by economic, legislative, regulatory or political developments affecting issuers in those territories, commonwealths or possessions.

Special Considerations Relating to the Fund’s Municipal Obligations

     A discussion of the special considerations relating to the Fund’s municipal obligations and other economic conditions is provided in Appendix B to this SAI.

Other Investment Techniques and Strategies. In seeking its objective, the Fund may from time to time employ the types of investment strategies and investments described below. The Fund is not required to use all of these strategies at all times and at times may not use them.

■     Floating Rate and Variable Rate Obligations. Floating or variable rate obligations may have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations.

     The interest rate on a floating rate demand note is based on a market rate, such as the percentage of LIBOR, the SIFMA Municipal Swap index or a bank’s prime rate and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is also based on a specified market rate but is adjusted automatically at specified intervals of not less than one year. Generally, the changes in the interest rates on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity.

     The Manager may determine that an unrated floating rate or variable rate demand obligation meets the Fund’s quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

     Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days’ notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days’ notice to the holder. Floating rate or variable rate obligations that do not provide for the recovery of principal and interest within seven (7) days are subject to the Fund’s limitations on investments in illiquid securities.

■     Inverse Floaters. The Fund invests in “inverse floaters” which are derivative instruments that pay interest at rates that move in the opposite direction of yields on short-term securities. As short-term interest rates rise, the interest rate on inverse floaters falls and they produce less current income. As short-term interest rates fall, the interest rates on the inverse floaters increase and they pay more current income. Their market value can be more volatile than that of a conventional fixed-rate security having similar credit quality, redemption provisions and maturity. The Fund can expose up to 20% of its total assets to the effects of leverage from its investments in inverse floaters.

Most of the inverse floaters the Fund buys are created when the Fund purchases a fixed-rate municipal security and subsequently transfers it to a trust created by a broker-dealer. The trust divides the fixed-rate security into two floating rate securities: (i) a short-term tax-free floating rate security paying interest at rates that usually reset daily or weekly, typically with the option to be tendered for par value on each reset date, and (ii) a residual interest (the “inverse floater”) that is a long-term tax-free floating rate security, sometimes also referred to as a “residual interest certificate.” The inverse floater pays interest at rates that move in the opposite direction of the yield on the short-term floating rate security. The terms of the inverse floaters in which the Fund invests grant the Fund the right to require a tender of the short-term floating rate securities, upon payment of the principal amount due to the holders of the short-term floating rate notes issued by the trust and certain other fees. The Fund may then require the trust to exchange the underlying fixed-rate security for the short-term floating rate security and the inverse floater that the Fund owns.

The Fund may also purchase inverse floaters created when another party transfers a fixed-rate municipal security to a trust. The trust then issues short-term floating rate notes to third parties and sells the inverse floater to the Fund. Under some circumstances, the Manager might acquire both portions of that type of offering, to reduce the effect of the volatility of the individual securities. This provides the Manager with a flexible portfolio management tool to vary the degree of investment leverage efficiently under different market conditions.

Additionally, the Fund may be able to purchase inverse floaters created by municipal issuers directly. To provide investment leverage, a municipal issuer might issue two variable rate obligations instead of a single long-term, fixed-rate security. For example, the interest rate on one obligation reflecting short-term interest rates and the interest rate on the other instrument, the inverse floater, reflecting the approximate rate the issuer would have paid on a fixed-rate security, multiplied by a factor of two, minus the rate paid on the short-term instrument.

Inverse floaters may offer relatively high current income, reflecting the spread between long-term and short-term tax exempt interest rates. As long as the municipal yield curve remains positively sloped, and short-term rates remain low relative to long-term rates, owners of inverse floaters will have the opportunity to earn interest at above-market rates. If the yield curve flattens and shifts upward, an inverse floater will lose value more quickly than a conventional long-term security having similar credit quality, redemption provisions and maturity.

Some inverse floaters have a feature known as an interest rate “cap” as part of the terms of the investment. Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try to maintain a high current yield for the Fund when the Fund has invested in inverse floaters that expose the Fund to the risk of short-term interest rate fluctuations. “Embedded” caps can be used to hedge a portion of the Fund’s exposure to rising interest rates. When interest rates exceed a pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater. However, the Fund bears the risk that if interest rates do not rise above the pre-determined rate, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

The Fund may enter into a “shortfall and forbearance” agreement with the sponsor of an inverse floater held by the Fund. Under such an agreement, on liquidation of the trust, the Fund would be committed to pay the trust the difference between the liquidation value of the underlying security on which the inverse floater is based and the principal amount payable to the holders of the short-term floating rate security that is based on the same underlying security. The Fund would not be required to make such a payment under the standard terms of a more typical inverse floater. Although entering into a “shortfall and forbearance” agreement would expose the Fund to the risk that it may be required to make the payment described above, the Fund may receive higher interest payments than under a typical inverse floater.

An investment in inverse floaters may involve greater risk than an investment in a fixed-rate municipal security. All inverse floaters entail some degree of leverage. The interest rate on inverse floaters varies inversely at a pre-set multiple of the change in short-term rates. An inverse floater that has a higher multiple, and therefore more leverage, will be more volatile with respect to both price and income than an inverse floater with a lower degree of leverage or than the underlying security.

Under applicable financial accounting standards, inverse floater transactions in which the Fund has transferred a municipal security it owned to a trust are considered a form of secured borrowing for financial reporting purposes. This accounting treatment does not apply to inverse floaters acquired by the Fund that were created by a third-party’s transfer of a municipal security to the issuing trust.

■     Percentage of LIBOR Notes (PLNs). The Fund may invest in Percentage of LIBOR Notes (“PLNs”) which are variable rate municipal securities based on the London Interbank Offered Rate (“LIBOR”), a widely used benchmark for short-term interest rates and used by banks for interbank loans with other banks. The PLN typically pays interest based on a percentage of a LIBOR rate for a specified time plus an established yield premium. Due to their variable rate features, PLNs will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. In times of substantial market volatility, however, the PLNs may not perform as anticipated. The value of a PLN also may decline due to other factors, such as changes in credit quality of the underlying bond.

The Fund also may invest in PLNs that are created when a broker-dealer/sponsor deposits a municipal bond into a trust created by the sponsor. The trust issues a percentage of LIBOR floating rate certificate (i.e., the PLN) to the Fund and a residual interest certificate to third parties who receive the remaining interest on the bond after payment of the interest distribution to the PLN holder and other fees.

■     When-Issued and Delayed Delivery-Transactions. The Fund can purchase securities on a “when-issued” basis, and may purchase or sell such securities on a “delayed-delivery” basis. “When-issued” or “delayed-delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

     When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. Normally the settlement date is within six months of the purchase of municipal bonds and notes. However, the Fund may, from time to time, purchase municipal securities having a settlement date more than six months and possibly as long as two years or more after the trade date. The securities are subject to change in value from market fluctuation during the settlement period. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause loss to the Fund. No income begins to accrue to the Fund on a when-issued security until the Fund receives the security at settlement of the trade.

     The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield it considers advantageous.

     When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies for its portfolio or for delivery pursuant to options contracts it has entered into, and not for the purposes of investment leverage. Although the Fund will enter into when-issued or delayed-delivery purchase transactions to acquire securities, the Fund may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

     At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction on its books and reflects the value of the security purchased. In a sale transaction, it records the proceeds to be received, in determining its net asset value. In a purchase transaction the Fund will identify on its books liquid securities of any type with a value at least equal to the purchase commitments until the Fund pays for the investment.

     When-issued transactions and forward commitments can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, to obtain the benefit of currently higher cash yields.

■     Zero-Coupon Securities. The Fund may buy zero-coupon and delayed interest municipal securities. Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. In the absence of threats to the issuer’s credit quality, the discount typically decreases as the maturity date approaches. Some zero-coupon securities are convertible, in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

     Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

     The Fund’s investment in zero-coupon securities may cause the Fund to recognize income and be required to make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

■     Puts and Standby Commitments. The Fund may acquire “stand-by commitments” or “puts” with respect to municipal securities to enhance portfolio liquidity and to try to reduce the average effective portfolio maturity. These arrangements give the Fund the right to sell the securities at a set price on demand to the issuing broker-dealer or bank. However, securities having this feature may have a relatively lower interest rate.

      When the Fund buys a municipal security subject to a standby commitment to repurchase the security, the Fund is entitled to same-day settlement from the purchaser. The Fund receives an exercise price equal to the amortized cost of the underlying security plus any accrued interest at the time of exercise. A put purchased in conjunction with a municipal security enables the Fund to sell the underlying security within a specified period of time at a fixed exercise price.

     The Fund might purchase a standby commitment or put separately in cash or it might acquire the security subject to the standby commitment or put (at a price that reflects that additional feature). The Fund will enter into these transactions only with banks and securities dealers that, in the Manager’s opinion, present minimal credit risks. The Fund’s ability to exercise a put or standby commitment will depend on the ability of the bank or dealer to pay for the securities if the put or standby commitment is exercised. If the bank or dealer should default on its obligation, the Fund might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere.

     Puts and standby commitments are not transferable by the Fund. They terminate if the Fund sells the underlying security to a third party. The Fund intends to enter into these arrangements to facilitate portfolio liquidity, although such arrangements might enable the Fund to sell a security at a pre-arranged price that may be higher than the prevailing market price at the time the put or standby commitment is exercised. However, the Fund might refrain from exercising a put or standby commitment if the exercise price is significantly higher than the prevailing market price, to avoid imposing a loss on the seller that could jeopardize the Fund’s business relationships with the seller.

     A put or standby commitment increases the cost of the security and reduces the yield otherwise available from the security. Any consideration paid by the Fund for the put or standby commitment will be reflected on the Fund’s books as unrealized depreciation while the put or standby commitment is held, and a realized gain or loss when the put or commitment is exercised or expires. Interest income received by the Fund from municipal securities subject to puts or stand-by commitments may not qualify as tax exempt in its hands if the terms of the put or stand-by commitment cause the Fund not to be treated as the tax owner of the underlying municipal securities.

■     Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements. They may do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities. In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to an approved vendor for delivery on an agreed upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks or broker-dealers that have been designated a primary dealer in government securities. They must meet the credit requirements set by the Manager from time to time. The Manager will monitor the vendor’s creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral’s value.

     The majority of these transactions run from day to day. Delivery pursuant to resale typically will occur within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund’s limits on holding illiquid investments. There is no limit on the amount of the Fund’s net assets that may be subject to repurchase agreements of seven days or less.

     Repurchase agreements, considered “loans” under the Investment Company Act of 1940 (the “Investment Company Act”), are collateralized by the underlying security. The Fund’s repurchase agreements require that at all times while the repurchase agreement is in effect, the collateral’s value must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the “SEC”), the Fund, along with the affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

    ■       Borrowing and Leverage. The Fund can borrow from banks for investment-related purposes such as purchasing securities believed to be desirable by the Manager when available, funding amounts necessary to unwind or "collapse" trusts that issued "inverse floaters" to the Fund, or to contribute to such trusts to enable them to make tenders of their other securities by the holders. The Fund also can borrow from banks and other lenders to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed funds in portfolio securities, it is using a speculative investment technique known as “leverage.” Under the Fund's investment policies, the Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption from the Act that applies to the Fund. Currently, under the Investment Company Act, a mutual fund may borrow only from banks (for other than emergency purposes) and the maximum amount it may borrow is up to one-third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. When to Fund borrows, it earmarks securities on its books equal to 300% of the amount borrowed to cover its obligation to repay the loan. If the value of the Fund’s assets fails to meet this 300% asset coverage requirement, the Fund will reduce its bank debt within three days to meet the requirement. To do so, the Fund might have to sell a portion of its investments at a disadvantageous time.

The Fund may also borrow up to 5% of its total assets for temporary or emergency purposes from any lender. Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed.

The Fund will pay interest on loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If the Fund does borrow, its expenses will be greater than comparable funds that do not borrow. In the case of borrowing for leverage, the interest paid on a loan might be more (or less) than the yield on the securities purchased with the loan proceeds. Additionally, borrowing might cause the Fund’s net asset value per share to fluctuate more than that of funds that do not borrow.

The Fund participates in a secured line of credit (the “Line of Credit”) with certain conduit facilities, Citibank, N.A., and other banks. The Line of Credit enables the Fund to participate with certain other Oppenheimer funds in a committed, secured borrowing facility which was increased in October 2008 to permit borrowings of up to $3,000,000,000, in the aggregate by the participants. The Line of Credit is required to be operated in compliance with the terms of an exemptive order issued by the SEC to Citicorp North America, Inc. (“Citicorp”), which acts as agent for the lenders under the Line of Credit. That Line of Credit can be used to purchase securities for investment or for other business purposes. The Fund's Board determined that the Fund's participation in the Line of Credit is consistent with the Fund's investment objective and policies and is in the best interests of the Fund and its shareholders. To facilitate the lender’s willingness to increase the amount available to the Fund and other affiliated funds that are borrowers under that loan facility, the Manager has used its own resources to fund certain collateral accounts for the potential benefit of one of the lenders, Citibank in connection with another investment program unrelated to the Fund or the loan. The Manager has received no compensation from the Fund or the lender for establishing that collateral account or in connection with the increase in the Line of Credit available to the Fund and its affiliated funds.

Loans are typically secured by assets of the Fund. Liquidity support for loans from the Line of Credit facility is provided by banks obligated to make loans to the Fund in the event the conduit or conduits are unable or unwilling to make such loans. Interest is charged to the Fund, based on its borrowings, at current commercial rates. The Fund has paid its pro rata portion of a loan commitment fee for the Line of Credit and the recent increase thereto, and pays additional fees annually to the lender on its outstanding borrowings to manage and administer the facility. The Fund can prepay such loans and terminate its participation in the Line of Credit at any time upon prior notice. As a borrower under the Line of Credit, the Fund has certain rights and remedies under state and federal law comparable to those it would have with respect to a loan from a bank.

Illiquid Securities and Restricted Securities. The Fund has percentage limitations that apply to purchases of illiquid securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager. This determination take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund’s holdings of that security may be considered to be illiquid. Illiquid securities include repurchase agreements maturing in more than seven days. The Manager determines the liquidity of certain of the Fund’s investments and monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to meet percentage restrictions.

The Fund may also acquire restricted securities through private placements. Those securities have contractual restrictions on their public resale. Those restrictions might limit a

Fund’s ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

■     Liquidity Facility. The Fund can participate in a program offered by ReFlow, LLC (“ReFlow”) which provides additional liquidity to help the Fund meet shareholder redemptions without having to liquidate portfolio securities or borrow money, each of which imposes certain costs on the Fund. ReFlow is designed to provide an alternative source of funding to help meet shareholder redemptions while minimizing the Fund’s costs and cash flow disruptions (compared to selling portfolio securities or other liquidity facilities such as a line of credit) and allowing the Fund to remain more fully invested. ReFlow provides this liquidity by being prepared to purchase Fund shares, at the Fund’s closing net asset value, equal to the amount of the Fund’s net redemptions on any given day. On subsequent days when the Fund experiences net subscriptions, ReFlow redeems its holdings at the Fund’s net asset value on that day. When the Fund participates in the ReFlow program, it pays ReFlow a fee at a rate determined by a daily auction with other participating mutual funds in the ReFlow program. There is no assurance that ReFlow will have sufficient funds available to meet the Fund’s liquidity needs on a particular day and ReFlow is prohibited from acquiring more than 3% of the outstanding shares of the Fund.

■     Loans of Portfolio Securities. To attempt to raise income or raise cash for liquidity purposes, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions approved by the Fund’s Board of Trustees. These loans are limited to not more than 25% of the value of the Fund’s total assets. Income from securities loans does not constitute exempt-interest income for the purpose of paying tax-exempt dividends.

     There are risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities. The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

     When it lends securities, the Fund receives amounts equal to the dividends or interest on the loaned securities, It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on short-term debt securities purchased with the loan collateral. Either type of interest may be shared with the borrower. The Fund may pay reasonable finder’s, administrative or other fees in connection with these loans. The terms of the Fund’s loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days’ notice or in time to vote on any important matter.

■     Other Derivative Investments.   Certain derivatives, such as options, futures, indexed securities and entering into swap agreements, can be used to increase or decrease the Fund’s exposure to changing security prices, interest rates or other factors that affect the value of securities. However, these techniques could result in losses to the Funds if the Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s other investments. These techniques can cause losses if the counterparty does not perform its promises. An additional risk of investing in municipal securities that are derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.

■     Hedging. The Fund may use hedging to attempt to protect against declines in the market value of its portfolio, to permit the Funds to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons. To do so, the Funds may:

☐	sell interest rate futures or municipal bond index futures,

☐	buy puts on such futures or securities, or

|_|     write covered calls on securities, broadly-based municipal bond indices, interest rate futures or municipal bond index futures.

Covered calls may also be written on debt securities to attempt to increase the Fund’s income, but that income would not be tax-exempt. Therefore it is unlikely that the Fund would write covered calls for that purpose.

     The Fund may also use hedging to establish a position in the debt securities market as a temporary substitute for purchasing individual debt securities. In that case the Fund will normally seek to purchase the securities, and then terminate that hedging position. For this type of hedging, the Funds may:

❑     buy interest rate futures or municipal bond index futures, or

❑     buy calls on such futures or on securities.

     The Funds are not obligated to use hedging instruments, even though they are permitted to use them in the Manager’s discretion, as described below. The Fund’s strategy of hedging with futures and options on futures will be incidental to the Fund’s investment activities in the underlying cash market. The particular hedging instruments the Funds can use are described below. The Funds may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund’s investment objective and are permissible under applicable regulations governing the Fund.

■     Futures. The Fund may buy and sell futures contracts relating to debt securities (these are called “interest rate futures”), and municipal bond indices (these are referred to as “municipal bond index futures”).

     An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specific type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the futures position.

     A “municipal bond index” assigns relative values to the municipal bonds in the index, and is used as the basis for trading long-term municipal bond futures contracts. Municipal bond index futures are similar to interest rate futures except that settlement is made only in cash. The obligation under the contract may also be satisfied by entering into an offsetting contract. The strategies which the Fund employs in using municipal bond index futures are similar to those with regard to interest rate futures.

     No money is paid by or received by the Fund on the purchase or sale of a futures contract. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. government securities with the futures commission merchant (the “futures broker”). Initial margin payments will be deposited with the Fund’s custodian bank in an account registered in the futures broker’s name. However, the futures broker can gain access to that account only under certain specified conditions. As the future is marked to market (that is, its value on the Fund’s books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

     At any time prior to the expiration of the future, the Fund may elect to close out its position by taking an opposite position at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized by the Fund on the future for tax purposes. Although interest rate futures by their terms call for settlement by the delivery of debt securities, in most cases the obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

     The Fund may concurrently buy and sell futures contracts in a strategy anticipating that the future the Fund purchased will perform better than the future the Fund sold. For example, the Fund might buy municipal bond futures and concurrently sell U.S. Treasury Bond futures (a type of interest rate future). The Fund would benefit if municipal bonds outperform U.S. Treasury Bonds on a duration-adjusted basis.

     Duration is a volatility measure that refers to the expected percentage change in the value of a bond resulting from a change in general interest rates (measured by each 1% change in the rates on U.S. Treasury securities). For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the value of the bond to decline about 3%. There are risks that this type of futures strategy will not be successful. U.S. Treasury bonds might perform better on a duration-adjusted basis than municipal bonds, and the assumptions about duration that were used might be incorrect (in this case, the duration of municipal bonds relative to U.S. Treasury Bonds might have been greater than anticipated).

■     Put and Call Options. The Fund may buy and sell certain kinds of put options (puts) and call options (calls). These strategies are described below.

❑     Writing Covered Call Options. The Fund may write (that is, sell) call options. The Fund’s call writing is subject to a number of restrictions:

(1)	After the Fund writes a call, not more than 25% of the Fund’s total assets may be subject to calls.

(2)

Calls the Fund sells must be listed on a securities or commodities exchange or quoted on NASDAQ®, the automated quotation system of The NASDAQ® Stock Market, Inc. or traded in the over-the-counter market.

(3)	Each call the Fund writes must be “covered” while it is outstanding. That means the Fund must own the investment on which the call was written.

(4)	The Fund may write calls on futures contracts whether or not it owns them.

     When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying investment to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has retained the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

     When the Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by the specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium.

     The Fund’s custodian bank, or a securities depository acting for the custodian bank, will act as the Fund’s escrow agent through the facilities of the Options Clearing Corporation (“OCC”), as to the investments on which the Fund has written calls traded on exchanges, or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Fund’s entering into a closing purchase transaction.

     When the Fund writes an over-the-counter (“OTC”) option, it will enter into an arrangement with a primary U.S. government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is “in-the-money”). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on illiquid securities) the mark-to-market value of any OTC option held by it, unless the option is subject to a buy-back agreement by the executing broker. The SEC is evaluating whether OTC options should be considered liquid securities. The procedure described above could be affected by the outcome of that evaluation.

     To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a “closing purchase transaction.” The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote was more or less than the price of the call the Fund purchased to close out the transaction. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for federal tax purposes, as are premiums on lapsed calls. When distributed by the Funds they are taxable as ordinary income.

     The Funds may also write calls on futures contracts without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by segregating in escrow an equivalent dollar value of liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the future. Because of this escrow requirement, in no circumstances would the Fund’s receipt of an exercise notice as to that future put the Fund in a “short” futures position.

❑     Purchasing Puts and Calls. The Fund may buy calls only on securities, broadly-based municipal bond indices, municipal bond index futures and interest rate futures. It may also buy calls to close out a call it has written, as discussed above. Calls the Fund buys must be listed on a securities or commodities exchange, or quoted on NASDAQ ®, or traded in the over-the-counter market. A call or put option may not be purchased if the purchase would cause the value of all the Fund’s put and call options to exceed 5% of its total assets.

     When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium. For calls on securities that the Fund buys, it has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if (1) the call is sold at a profit or (2) the call is exercised when the market price of the underlying investment is above the sum of the exercise price plus the transaction costs and premium paid for the call. If the call is not either exercised or sold (whether or not at a profit), it will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to purchase the underlying investment.

     Calls on municipal bond indices, interest rate futures and municipal bond index futures are settled in cash rather than by delivering the underlying investment. Gain or loss depends on changes in the securities included in the index in question (and thus on price movements in the debt securities market generally) rather than on changes in price of the individual futures contract.

     The Fund may buy only those puts that relate to securities that it owns, broadly-based municipal bond indices, municipal bond index futures or interest rate futures (whether or not the Fund owns the futures).

     When the Fund purchases a put, it pays a premium. The Fund then has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Puts on municipal bond indices are settled in cash. Buying a put on a debt security, interest rate future or municipal bond index future the Fund owns enables it to protect itself during the put period against a decline in the value of the underlying investment below the exercise price. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to sell the underlying investment. A put may be sold prior to expiration (whether or not at a profit).

■     Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund’s returns. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

     The Fund’s option activities may affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund’s control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

     The Fund may pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Such commissions may be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund’s net asset value being more sensitive to changes in the value of the underlying investment.

     If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

     There is a risk in using short hedging by selling interest rate futures and municipal bond index futures or purchasing puts on municipal bond indices or futures to attempt to protect against declines in the value of the Fund’s securities. The risk is that the prices of such futures or the applicable index will correlate imperfectly with the behavior of the cash (that is, market) prices of the Fund’s securities. It is possible, for example, that while the Fund has used hedging instruments in a short hedge, the market may advance and the value of debt securities held in the Fund’s portfolio may decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in value of its debt securities. However, while this could occur over a brief period or to a very small degree, over time the value of a diversified portfolio of debt securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

     The risk of imperfect correlation increases as the composition of the Fund’s portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of debt securities being hedged and movements in the price of the hedging instruments, the Fund may use hedging instruments in a greater dollar amount than the dollar amount of debt securities being hedged. It might do so if the historical volatility of the prices of the debt securities being hedged is greater than the historical volatility of the applicable index.

     The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. All participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. From the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

     The Fund may use hedging instruments to establish a position in the municipal securities markets as a temporary substitute for the purchase of individual securities (long hedging). It is possible that the market may decline. If the Fund then does not invest in such securities because of concerns that there may be further market decline or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the purchase price of the securities.

     An option position may be closed out only on a market that provides secondary trading for options of the same series. There is no assurance that a liquid secondary market will exist for a particular option. If the Fund could not effect a closing purchase transaction due to a lack of a market, it would have to hold the callable investment until the call lapsed or was exercised. The Fund might experience losses if it could not close out a position because of an illiquid market for a future or option.

■     Interest Rate Swap Transactions. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they may swap a right to receive floating rate payments for fixed rate payments. The Fund may not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will segregate liquid assets (such as cash or U.S. government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed. Income from interest rate swaps may be taxable.

     Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, the Fund’s loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund’s interest rate swap transactions on an ongoing basis.

     The Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty under the master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable under one or more swap transactions, the net amount payable on that date shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under master netting agreements, if there is a default resulting in a loss to one party, that party’s damages are calculated by reference to the average cost of a replacement swap with respect to each swap. The gains and losses on all swaps are then netted, and the result is the counterparty’s gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as “aggregation.”

■     Regulatory Aspects of Hedging Instruments. The Commodities Futures Trading Commission (the “CFTC”) has eliminated limitations on futures trading by certain regulated entities including registered investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the Fund claims an exclusion from regulation as a commodity pool operator. The Fund has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (“CEA”). The Fund may use futures and options for hedging and non-hedging purposes to the extent consistent with its investment objective, internal risk management guidelines adopted by the Fund’s investment adviser (as they may be amended from time to time), and as otherwise set forth in the Fund’s Prospectus or this SAI.

     Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges, or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund’s adviser). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

     Under interpretations of staff members of the SEC regarding applicable provisions of the Investment Company Act, when the Fund purchases an interest rate future or municipal bond index future, it must segregate cash or readily marketable short-term debt instruments in an amount equal to the purchase price of the future, less the margin deposit applicable to it. The account must be a segregated account or accounts held by its custodian bank.

■     Temporary Defensive and Interim Investments. The securities the Fund may invest in for temporary defensive purposes include the following:

❑	short-term municipal securities;

❑	obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities;

❑	corporate debt securities rated within the three highest grades by a nationally recognized rating agency;

❑	commercial paper rated “A-1” by S&P, or a comparable rating by another nationally recognized rating agency; and

❑	certificates of deposit of domestic banks with assets of $1 billion or more.

     The Fund also might hold these types of securities pending the investment of proceeds from the sale of portfolio securities or to meet anticipated redemptions of Fund shares. The income from some of the temporary defensive or interim investments may not be tax-exempt. Therefore, when making those investments, the Fund might not achieve its objective.

■     Portfolio Turnover. A change in the securities held by the Fund from buying and selling investments is known as “portfolio turnover.” Short-term trading increases the rate of portfolio turnover and could increase the Fund’s transaction costs. However, the Fund ordinarily incurs little or no brokerage expense because most of the Fund’s portfolio transactions are principal trades that do not require payment of brokerage commissions.

     The Fund ordinarily does not trade securities to achieve short-term capital gains, because such gains would not be tax-exempt income. To a limited degree, the Fund may engage in active and frequent short-term trading to attempt to take advantage of short-term market variations. It may also do so to dispose of a portfolio security prior to its maturity. That might be done if, on the basis of a revised credit evaluation of the issuer or other considerations, the Manager believes such disposition is advisable or it needs to generate cash to satisfy requests to redeem Fund shares. In those cases, the Fund may realize a capital gain or loss on its investments. The Fund’s annual portfolio turnover rate normally is not expected to exceed 100%. The Financial Highlights table at the end of the Prospectus shows the Fund’s portfolio turnover rates during the past five fiscal years.

■     Taxable Investments. While the Fund can invest up to 20% of its net assets (plus borrowings for investment purposes) in investments that generate income subject to income taxes, it does not anticipate investing substantial amounts of its assets in taxable investments under normal market conditions or as part of its normal trading strategies and policies. Taxable investments include, for example, hedging instruments, repurchase agreements, and many of the types of securities the Fund would buy for temporary defensive purposes.

At times, in connection with the restructuring of a municipal bond issuer either outside of bankruptcy court in a negotiated workout or in the context of bankruptcy proceedings, the Fund may determine or be required to accept equity or taxable debt securities from the issuer in exchange for all or a portion of the Fund’s holdings in the municipal security. Although the Manager will attempt to sell the equity security as soon as reasonably practicable in most cases, depending upon, among other things, the Manager’s valuation of the potential value of such securities in relation to the price that could be obtained by the Fund at any given time upon sale thereof, the Fund may determine to hold such securities in its portfolio for limited period of time in order to liquidate the equity securities in a manner that maximizes their value to the Fund.

Other Investment Restrictions

■     What Are “Fundamental Policies?” Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a “majority” of the Fund’s outstanding voting securities. Under the Investment Company Act, such a “majority” vote is defined as the vote of the holders of the lesser of:

❑	67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or

❑	more than 50% of the outstanding shares.

     The Fund’s investment objective is a fundamental policy. Other policies described in the Prospectus or this SAI are “fundamental” only if they are identified as such. The Fund’s Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this SAI, as appropriate. The Fund’s most significant investment policies are described in the Prospectus.

■     Does the Fund Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Funds:

❑     The Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

❑     The Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

❑     The Fund cannot invest more than 25% of its total assets in any one industry but can invest more than 25% of its total assets in a group of industries. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by investment companies. Nor does that limit apply to municipal securities in general or to the Fund’s respective State’s municipal securities.

❑     The Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

❑     The Fund may not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its own portfolio.

❑     The Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

     Currently, under the Investment Company Act, and the Fund’s exemptive order, a fund may borrow only from banks and/or affiliated investment companies in an amount up to one-third of its total assets (including the amount borrowed less all liabilities and indebtedness other than borrowing), except that a fund may borrow up to 5% of its total assets for temporary purposes from any person. Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed. Also, presently under the Investment Company Act, a fund may lend its portfolio securities in an amount not to exceed 33 1/3 percent of the value of its total assets. The Investment Company Act also requires each registered fund to adopt a fundamental policy regarding investments in real estate and/or commodities.  The Fund does not have any restrictions on investments in real estate and/or commodities other than the information set forth in the investment restrictions above. Although each Fund is not expected to invest in real estate, to the extent consistent with each Fund’s investment objective and its policies, a Fund would be permitted to invest in debt securities secured by real estate or interests in real estate, or issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate.  Although unlikely, it is possible that a Fund could, as a result of an investment in debt securities of an issuer, come to hold an interest in real estate if the issuer defaulted on its debt obligations.

Non-Diversification of the Fund’s Investments. The Fund is “non-diversified” as defined in the Investment Company Act. Funds that are diversified have restrictions against investing too much of their assets in the securities of any one “issuer.” That means that the Fund can invest more of its assets in the securities of a single issuer than a diversified fund.

     Being non-diversified poses additional investment risks, because if the Fund invests more of its assets in fewer issuers, the value of its shares are subject to greater fluctuations from adverse conditions affecting any one of those issuers. However, the Fund does limit its investments in the securities of any one issuer to qualify for tax purposes as a “regulated investment company” under the Internal Revenue Code. If it qualifies, the Fund does not have to pay federal income taxes if more than 90% of its earnings are distributed to shareholders. To qualify, the Fund must meet a number of conditions. First, not more than 25% of the market value of the Fund’s total assets may be invested in the securities of a single issuer (other than Government securities and securities of other regulated investment companies), two or more issuers that are engaged in the same or related trades or businesses and are controlled by the Fund, or one or more qualified publicly-traded partnerships (i.e., publicly-traded partnerships that are treated as partnerships for tax purposes and derive at least 90% of their income from certain passive sources). Second, with respect to 50% of the market value of its total assets, (1) no more than 5% of the market value of its total assets may be invested in the securities of a single issuer, and (2) the Fund must not own more than 10% of the outstanding voting securities of a single issuer.

The identification of the issuer of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority or instrumentality, the latter would be deemed to be the sole issuer. Similarly, if a private activity bond is backed only by the assets and revenues of the non-governmental user, then that user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of such government or other entity.

Applying the Restriction Against Concentration. In implementing the Fund’s policy not to concentrate its investments, the Manager will consider a non-governmental user of facilities financed by private activity bonds as being in a particular industry. That is done even though the bonds are municipal securities, as to which the Fund has no concentration limitation. The Manager categorizes tobacco industry related municipal bonds as either tobacco settlement revenue bonds or tobacco bonds that are subject to appropriation (“STA Bonds”). For purposes of the Fund’s industry concentration policies, STA Bonds are considered to be “municipal” bonds, as distinguished from “tobacco” bonds.  As municipal bonds, STA Bonds are not within any industry and are not subject to the Fund’s industry concentration policies.

■     Do the Funds Have Any Other Restrictions That Are Not Fundamental? The Fund has the additional operating policies which are stated below, that are not “fundamental,” and which can be changed by the Board of Trustees without shareholder approval.

❑     The Fund cannot invest in securities of other investment companies, except to the extent permitted under the Investment Company Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules and regulations may be amended or interpreted from time to time.

Disclosure of Portfolio Holdings. The Fund has adopted policies and procedures concerning the dissemination of information about its portfolio holdings by employees, officers and/or directors of the Manager, Distributor, and Transfer Agent. These policies are designed to assure that non-public information about portfolio securities is distributed only for a legitimate business purpose, and is done in a manner that (a) conforms to applicable laws and regulations and (b) is designed to prevent that information from being used in a way that could negatively affect the Fund’s investment program or enable third parties to use that information in a manner that is harmful to the Fund.

•

Public Disclosure. The Fund’s portfolio holdings are made publicly available no later than 60 days after the close of each of the Fund’s fiscal quarters in the semi-annual report to shareholders, the annual report to shareholders or in the Statements of Investments on Form N-Q, which are publicly available at the SEC. In addition, the top 20 holdings may be posted on the OppenheimerFunds website at www.oppenheimerfunds.com (select the Fund’s name under the “View Fund Information for:” menu) with a 15-day lag. The Fund may release a more restrictive list of holdings (e.g., the top five or top 10 portfolio holdings) or may release no holdings if that is in the best interests of the Fund and its shareholders.. Other general information about the Fund’s portfolio investments, such as portfolio composition by asset class, industry, country, currency, credit rating or maturity, may also be posted.

     Until publicly disclosed, the Fund’s portfolio holdings are proprietary, confidential business information. While recognizing the importance of providing Fund shareholders with information about their Fund’s investments and providing portfolio information to a variety of third parties to assist with the management, distribution and administrative process, the need for transparency must be balanced against the risk that third parties who gain access to the Fund’s portfolio holdings information could attempt to use that information to trade ahead of or against the Fund, which could negatively affect the prices the Fund is able to obtain in portfolio transactions or the availability of the securities that portfolio managers are trading on the Fund’s behalf.

     The Manager and its subsidiaries and affiliates, employees, officers, and directors, shall neither solicit nor accept any compensation or other consideration (including any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Manager or any affiliated person of the Manager) in connection with the disclosure of the Fund’s non-public portfolio holdings. The receipt of investment advisory fees or other fees and compensation paid to the Manager and their subsidiaries pursuant to agreements approved by the Fund’s Board shall not be deemed to be “compensation” or “consideration” for these purposes. It is a violation of the Code of Ethics for any covered person to release holdings in contravention of portfolio holdings disclosure policies and procedures adopted by the Fund.

     A list of the top 20 portfolio securities holdings (based on invested assets), listed by security or by issuer, as of the end of each month may be disclosed to third parties (subject to the procedures below) no sooner than 15 days after month-end.

     Except under special limited circumstances discussed below, month-end lists of the Fund’s complete portfolio holdings may be disclosed no sooner than 30-days after the relevant month-end, subject to the procedures below. If the Fund’s complete portfolio holdings have not been disclosed publicly, they may be disclosed pursuant to special requests for legitimate business reasons, provided that:

•	The third-party recipient must first submit a request for release of Fund portfolio holdings, explaining the business reason for the request;

•	Senior officers (a Senior Vice President or above) in the Manager’s Portfolio and Legal departments must approve the completed request for release of Fund portfolio holdings; and

•

The third-party recipient must sign the Manager’s portfolio holdings non-disclosure agreement before receiving the data, agreeing to keep information that is not publicly available regarding the Fund’s holdings confidential and agreeing not to trade directly or indirectly based on the information.

The Fund’s complete portfolio holdings positions may be released to the following categories of entities or individuals on an ongoing basis, provided that such entity or individual either (1) has signed an agreement to keep such information confidential and not trade on the basis of such information or (2) is subject to fiduciary obligations, as a member of the Fund’s Board, or as an employee, officer and/or director of the Manager, Distributor, or Transfer Agent, or their respective legal counsel, not to disclose such information except in conformity with these policies and procedures and not to trade for his/her personal account on the basis of such information:

•	Employees of the Fund’s Manager, Distributor and Transfer Agent who need to have access to such information (as determined by senior officers of such entity),

•	The Fund’s independent registered public accounting firm,

•	Members of the Fund’s Board and the Board’s legal counsel,

•	The Fund’s custodian bank,

•	A proxy voting service designated by the Fund and its Board,

•	Rating/ranking organizations (such as Lipper and Morningstar),

•	Portfolio pricing services retained by the Manager to provide portfolio security prices, and

•	Dealers, to obtain bids (price quotations, if securities are not priced by the Fund’s regular pricing services).

     Portfolio holdings information of the Fund may be provided, under limited circumstances, to brokers and/or dealers with whom the Fund trades and/or entities that provide investment coverage and/or analytical information regarding the Fund’s portfolio, provided that there is a legitimate investment reason for providing the information to the broker, dealer or other entity. Month-end portfolio holdings information may, under this procedure, be provided to vendors providing research information and/or analytics to the fund, with at least a 15-day delay after the month end, but in certain cases may be provided to a broker or analytical vendor with a 1- 2 day lag to facilitate the provision of requested investment information to the manager to facilitate a particular trade or the portfolio manager’s investment process for the Fund. Any third party receiving such information must first sign the Manager’s portfolio holdings non-disclosure agreement as a pre-condition to receiving this information.

     Portfolio holdings information (which may include information on individual securities positions or multiple securities) may be provided to the entities listed below (1) by portfolio traders employed by the Manager in connection with portfolio trading, and (2) by the members of the Manager’s Securities Valuation Group and Accounting Departments in connection with portfolio pricing or other portfolio evaluation purposes:

•	Brokers and dealers in connection with portfolio transactions (purchases and sales)

•	Brokers and dealers to obtain bids or bid and asked prices (if securities held by the Fund are not priced by the Fund’s regular pricing services)

•	Dealers to obtain price quotations where the Fund is not identified as the owner

     Portfolio holdings information (which may include information on the Fund’s entire portfolio or individual securities therein) may be provided by senior officers of the Manager or attorneys on the legal staff of the Manager, Distributor, or Transfer Agent, in the following circumstances:

•

Response to legal process in litigation matters, such as responses to subpoenas or in class action matters where the Fund may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant,

•

Response to regulatory requests for information (the SEC, Financial Industry Regulatory Authority (“FINRA”), formerly known as the NASD, state securities regulators, and/or foreign securities authorities, including without limitation requests for information in inspections or for position reporting purposes),

•	To potential sub-advisors of portfolios (pursuant to confidentiality agreements),

•	To consultants for retirement plans for plan sponsors/discussions at due diligence meetings (pursuant to confidentiality agreements),

•	Investment bankers in connection with merger discussions (pursuant to confidentiality agreements).

     Portfolio managers and analysts may, subject to the Manager’s policies on communications with the press and other media, discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of Fund shares or their financial intermediary representatives.

     The Fund’s shareholders may, under unusual circumstances (such as a lack of liquidity in the Fund’s portfolio to meet redemptions), receive redemption proceeds of their Fund shares paid as pro rata shares of securities held in the Fund’s portfolio. In such circumstances, disclosure of the Fund’s portfolio holdings may be made to such shareholders.

     Any permitted release of otherwise non-public portfolio holdings information must be in accordance with the Fund’s then-current policy on approved methods for communicating confidential information, including but not limited to the Fund’s policy as to use of secure e-mail technology.

The Chief Compliance Officer (the “CCO”) of the Funds and the Manager, Distributor, and Transfer Agent shall oversee the compliance by the Manager, Distributor, Transfer Agent, and their personnel with these policies and procedures. At least annually, the CCO shall report to the Fund’s Board on such compliance oversight and on the categories of entities and individuals to which disclosure of portfolio holdings of the Fund has been made during the preceding year pursuant to these policies. The CCO shall report to the Fund’s Board any material violation of these policies and procedures and shall make recommendations to the Board as to any amendments that the CCO believes are necessary and desirable to carry out or improve these policies and procedures.

     The Manager and/or the Fund have entered into ongoing arrangements to make available information about the Fund’s portfolio holdings. One or more of the Oppenheimer funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

ABG Securities	Fixed Income Securities	Nomura Securities
ABN AMRO	Fortis Securities	Oppenheimer & Co.
AG Edwards	Fox-Pitt, Kelton	Oscar Gruss
Allen & Co	Friedman, Billing, Ramsey	OTA
American Technology Research	Gabelli	Pacific Crest Securities
Auerbach Grayson	Garp Research	Piper Jaffray Inc.
Avondale	Gartner	Portales Partners
Banc of America Securities	George K Baum & Co.	Punk Ziegel & Co
Barra	Goldman Sachs	Raymond James
BB&T	Howard Weil	RBC
Bear Stearns	HSBC	Reuters
Belle Haven	ISI Group	RiskMetrics/ISS
Bloomberg	ITG	Robert W. Baird
BMO Capital Markets	Janco	Roosevelt & Cross
BNP Paribas	Janney Montgomery	Russell
Brean Murray	Jefferies	Sandler O'Neil
Brown Brothers	JMP Securities	Sanford C. Bernstein
Buckingham Research Group	JNK Securities	Scotia Capital Markets
Canaccord Adams	Johnson Rice & Co	Sidoti
Caris & Co.	JP Morgan Securities	Simmons
CIBC World Markets	Kaufman Brothers	Sander Morris Harris
Citigroup Global Markets	Keefe, Bruyette & Woods	Societe Generale
CJS Securities	Keijser Securities	Soleil Securities Group
Cleveland Research	Kempen & Co. USA Inc.	Standard & Poors
Cogent	Kepler Equities/Julius Baer Sec	Stanford Group
Collins Stewart	KeyBanc Capital Markets	State Street Bank
Cowen & Company	Lazard Freres & Co	Stephens, Inc.
Craig-Hallum Capital Group LLC	Leerink Swan	Stifel Nicolaus
Credit Agricole Cheuvreux N.A. Inc.	Lehman Brothers	Stone & Youngberg
Credit Suisse	Loop Capital Markets	Strategas Research
Data Communique	Louise Yamada Tech Research	Sungard
Daiwa Securities	MainFirst Bank AG	Suntrust Robinson Humphrey
Davy	Makinson Cowell US Ltd	SWS Group
Deutsche Bank Securities	McAdmas Wright	Think Equity Partners
Dougherty Markets	Merrill Lynch	Thomas Weisel Partners
Dowling	Miller Tabak	Thomson Financial
Empirical Research	Mizuho Securities	UBS
Enskilda Securities	Moodys Research	Virtusa Corporation
Exane BNP Paribas	Morgan Stanley	Wachovia Securities
Factset	Natexis Bleichroeder	Wedbush
Fidelity Capital Markets	Ned Davis Research Group	Weeden
First Albany	Needham & Co	William Blair

How the Fund is Managed

Organization and History. The Fund is an open-end, non-diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Fund was organized as a Massachusetts business trust in March 2006.

■     Classes of Shares. The Trustees are authorized, without shareholder approval, to create new series and classes of shares, to reclassify unissued shares into additional series or classes and to divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights, preemptive rights or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

The Fund currently has three classes of shares: Class A, Class B and Class C. All classes invest in the same investment portfolio. Each class of shares:

•	has its own dividends and distributions,

•	pays certain expenses which may be different for the different classes,

•	will generally have a different net asset value,

•	will generally have separate voting rights on matters in which interests of one class are different from interests of another class, and

•	votes as a class on matters that affect that class alone.

     Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to a vote of shareholders. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

■     Meetings of Shareholders. As Massachusetts business trusts, the Fund is not required to hold, and do not plan to hold, regular annual meetings of shareholders, but may hold shareholder meetings from time to time on important matters or when required to do so by the Investment Company Act or other applicable law. Shareholders have the right, upon a vote or declaration in writing of two-thirds of the outstanding shares of the Fund, to remove a Trustee or to take other action described in the Fund’s Declaration of Trust.

      The Trustees of the Fund will call a meeting of the shareholders of the Fund to vote on the removal of a Trustee upon the written request of the record holders of 10% of the Fund’s outstanding shares. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund’s shareholder list available to the applicants or mail their communication to all other shareholders at the applicants’ expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund’s outstanding shares. The Trustees may also take other action as permitted by the Investment Company Act.

■     Shareholder and Trustee Liability. The Fund’s Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund’s obligations. It also provides for indemnification and reimbursement of expenses out of the Fund’s property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a business trust (such as the Funds) to be held personally liable as a “partner” under certain circumstances. However, the risk that the Fund shareholder will incur financial loss from being held liable as a “ partner” of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

The Fund’s contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Board of Trustees and Oversight Committees. The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of the Fund’s shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund’s activities, review fund performance, and review the actions of the Manager. The Board of Trustees has an Audit Committee, a Regulatory & Oversight Committee, and a Governance Committee. The Audit Committee and Regulatory & Oversight Committee are comprised solely of Trustees who are not “interested persons” under the Investment Company Act (the “Independent Trustees”).

     During the Fund’s fiscal year ended March 31, 2008, the Audit Committee held 4, meetings, the Regulatory & Oversight Committee held 4 meetings and the Governance Committee held 4 meetings.

The members of the Audit Committee are David K. Downes (Chairman), Phillip A. Griffiths, Mary F. Miller, Joseph M. Wikler and Peter I. Wold. The Audit Committee furnishes the Board with recommendations regarding the selection of the Fund’s independent registered public accounting firm (also referred to as the “independent Auditors”). Other main functions of the Audit Committee outlined in the Fund’s Audit Committee Charter, include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Fund’s independent Auditors regarding the Fund’s internal accounting procedures and controls; (iii) reviewing reports from the Manager’s Internal Audit Department: (iv) maintaining a separate line of communication between the Fund’s independent Auditors and the Independent Trustees; (v) reviewing the independence of the Fund’s independent Auditors; and (vi) pre-approving the provision of any audit or non-audit services by the Fund’s independent Auditors, including tax services, that are not prohibited by the Sarbanes-Oxley Act, to the Fund, the Manager and certain affiliates of the Manager.

     The members of the Regulatory & Oversight Committee are Matthew P. Fink (Chairman), David K. Downes, Robert G. Galli, Phillip A. Griffiths, Joel W. Motley, Mary Ann Tynan and Joseph M. Wikler. The Regulatory & Oversight Committee evaluates and reports to the Board on the Fund’s contractual arrangements, including the Investment Advisory and Distribution Agreements, transfer agency and shareholder service agreements and custodian agreements as well as the policies and procedures adopted by the Fund to comply with the Investment Company Act and other applicable law, among other duties as set forth in the Regulatory & Oversight Committee’s Charter.

     The members of the Governance Committee are Joel W. Motley (Chairman), Matthew P. Fink, Robert G. Galli, Mary F. Miller, Russell S. Reynolds, Jr., Mary Ann Tynan and Peter I. Wold. The Governance Committee reviews the Fund’s governance guidelines, the adequacy of the Fund’s Codes of Ethics, and develops qualification criteria for Board members consistent with the Fund’s governance guidelines, provides the Board with recommendations for voting portfolio securities held by the Fund, and monitors the Fund’s proxy voting, among other duties set forth in the Governance Committee’s Charter.

     The Governance Committee’s functions also include the selection and nomination of Trustees, including Independent Trustees for election. The Governance Committee may, but need not, consider the advice and recommendation of the Manager and its affiliates in selecting nominees. The full Board elects new Trustees except for those instances when a shareholder vote is required.

To date, the Governance Committee has been able to identify from its own resources an ample number of qualified candidates. Nonetheless, under the current policy of the Board, if the Board determines that a vacancy exists or is likely to exist on the Board, the Governance Committee will consider candidates for Board membership including those recommended by the Fund’s shareholders. The Governance Committee will consider nominees recommended by Independent Board members or recommended by any other Board members, including Board members affiliated with the Fund’s Manager. The Governance Committee may, upon Board approval, retain an executive search firm to assist in screening potential candidates. Upon Board approval, the Governance Committee may also use the services of legal, financial, or other external counsel that it deems necessary or desirable in the screening process. Shareholders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of OppenheimerFunds, Inc., Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, to the attention of the Board of Trustees of your respective Fund, c/o the Secretary of the Fund.

Submissions should, at a minimum, be accompanied by the following: (1) the name, address, and business, educational, and/or other pertinent background of the person being recommended; (2) a statement concerning whether the person is an “interested person” as defined in the Investment Company Act; (3) any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and (4) the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Manager) would be deemed an “interested person” under the Investment Company Act. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Fund’s outside legal counsel may cause a person to be deemed an “interested person.”

     The Governance Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Governance Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder. Candidates are expected to provide a mix of attributes, experience, perspective and skills necessary to effectively advance the interests of shareholders.

Trustees and Officers of the Funds. Except for Messrs. Murphy and Reynolds, each of the Trustees is an Independent Trustee. As well as the Funds covered in this SAI each Trustee is also a trustee or director of the following Oppenheimer funds (referred to as “Board I Funds”):

Oppenheimer Absolute Return Fund	Oppenheimer Multi-State Municipal Trust
Oppenheimer AMT-Free Municipals	Oppenheimer Portfolio Series
Oppenheimer AMT-Free New York Municipals	Oppenheimer Real Estate Fund
Oppenheimer Balanced Fund	Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Baring China Fund	Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer Baring Japan Fund	Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer Baring SMA International Fund	Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer California Municipal Fund	Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer Capital Appreciation Fund	Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer Developing Markets Fund	Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer Discovery Fund	Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Dividend Growth Fund	Oppenheimer Select Value Fund
Oppenheimer Emerging Growth Fund	Oppenheimer Series Fund, Inc.
Oppenheimer Global Fund	Oppenheimer SMA Core Bond Fund
Oppenheimer Global Opportunities Fund	Oppenheimer SMA International Bond Fund
Oppenheimer Global Value Fund	Oppenheimer Transition 2010 Fund
Oppenheimer Gold & Special Minerals Fund	Oppenheimer Transition 2015 Fund
Oppenheimer International Diversified Fund	Oppenheimer Transition 2020 Fund
Oppenheimer International Growth Fund	Oppenheimer Transition 2025
Oppenheimer International Small Company Fund	Oppenheimer Transition 2030 Fund
Oppenheimer International Value Fund	Oppenheimer Transition 2040 Fund
Oppenheimer Institutional Money Market Fund	Oppenheimer Transition 2050 Fund
Oppenheimer Limited Term California Municipal Fund	OFI Tremont Core Strategies Hedge Fund
Oppenheimer Master International Value Fund, LLC	Oppenheimer U.S. Government Trust
Oppenheimer Money Market Fund, Inc.

     In addition to being a Board Member of each of the Board I Funds, Messrs. Downes, Galli and Wruble are directors or trustees of ten other portfolios in the OppenheimerFunds complex.

     Present or former officers, directors, trustees and employees (and their immediate family members) of the Funds, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the Funds and the other Oppenheimer funds at net asset value without sales charge. The sales charge on Class A shares is waived for that group because of the reduced sales efforts realized by the Distributor. Present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are also permitted to purchase Class Y shares of the Oppenheimer funds that offer Class Y shares.

     Messrs. Fielding, Loughran, Cottier, Willis, Edwards, Legg, Murphy, Petersen, Vandehey, Wixted and Zack, and Mss. Bullington, Bloomberg, Ives and Ruffle, who are officers of the Fund, hold the same offices with one or more of the other Board I Funds. As of July 3, 2008, the Trustees and officers of the Fund, as a group, owned of record or beneficially less than 1% of each class of shares of the Fund. The foregoing statement does not reflect ownership of shares of the Fund held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Fund listed above. In addition, none of the Independent Trustees (nor any of their immediate family members), owns securities of either the Manager or the Distributor of the Board I Funds or of any entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

     Biographical Information. The Trustees and officers, their positions with the Funds, length of service in such position(s) and principal occupations and business affiliations during at least the past five years are listed in the charts below. The charts also include information about each Trustee’s beneficial share ownership in the Fund and in all of the registered investment companies that the Trustee oversees in the Oppenheimer family of funds (“Supervised Funds”). The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

Independent Trustees
Name, Position(s) Held with Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held by Trustee ; Number of Portfolios in Fund Complex Currently Overseen by Trustee	Dollar Range of Shares Beneficially Owned in the Fund	Aggregate Dollar Range Of Shares Beneficially Owned in Supervised Funds
As of December 31, 2007
Brian F. Wruble, Chairman of the Board of Trustees since 2007, Trustee since 2006, Age: 65

General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Member of Zurich Financial Investment Management Advisory Council (insurance) (2004-2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 64 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
David K. Downes Trustee since 2007 Age: 68

Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (since January 2006); Trustee of Employee Trusts (since January 2006); President, Chief Executive Officer and Board Member of CRAFund Advisors, Inc. (investment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 64 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Matthew P. Fink, Trustee since 2006 Age: 67

Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 54 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Robert G. Galli,(1) Trustee since 2006 Age: 74	A director or trustee of other Oppenheimer funds. Oversees 64 portfolios in the OppenheimerFunds complex.	None	Over $100,000
Phillip A. Griffiths, Trustee since 2006 Age: 69

Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision medical equipment supplier) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 54 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Mary F. Miller, Trustee since 2006 Age: 65

Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 54 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Joel W. Motley, Trustee since 2006 Age: 56

Managing Director of Public Capital Advisors, LLC (privately held financial adviser) (since January 2006). Managing Director of Carmona Motley, Inc. (privately-held financial adviser) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial adviser) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial adviser) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 5 4 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Mary Ann Tynan,(2) Trustee since 2008 Age: 63

Vice Chair of Board of Trustees of Brigham and Women's/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 57 portfolios in the OppenheimerFunds complex.

		None	None
Joseph M. Wikler, Trustee since 2006 Age: 67

Director of C-TASC (bio-statistics services (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Director of Lakes Environmental Association (environmental protection organization) (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 54 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Peter I. Wold, Trustee since 2006 Age: 60

President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Vice President, Secretary and Treasurer of Wold Trona Company, Inc. (soda ash processing and production) (1996 - 2006); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 54 portfolios in the OppenheimerFunds complex.

		None	Over $100,000

1.     Mr. Galli retired from the Board I Funds effective September 30, 2008.
2.     Ms. Tynan joined the Board of Trustees of the Fund on October 1, 2008.

The address of Mr. Reynolds is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Mr. Reynolds serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Reynolds is an “Interested Trustee” because of a potential consulting relationship between RSR Partners, which Mr. Reynolds may be deemed to control, and the Manager.

Interested Trustee
Name, Position(s) Held with the Trust, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen	Dollar Range of Shares Beneficially Owned in the Trust	Aggregate Dollar Range Of Shares Beneficially Owned in All Supervised Funds
		As of December 31, 2007
Russell S. Reynolds, Jr., Trustee since 2006 Age: 77	Chairman of RSR Partners (formerly “The Directorship Search Group, Inc.”) (corporate governance consulting and executive recruiting) (since 1993); Retired CEO of Russell Reynolds Associates (executive recruiting) (October 1969-March 1993); Life Trustee of International House (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich; Former Director of Greenwich Hospital Association. Oversees 54 portfolios in the OppenheimerFunds complex.	$0	$10,001-$50,000

Mr. Murphy is an “Interested Trustee” because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company. The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his registration, retirement, death or removal and as an officer for an indefinite term, or until his resignation, retirement, death or removal.

Interested Trustee and Officer
Name, Position(s) Held with Fund, Length of Service Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held by Trustee ; Number of Portfolios in Fund Complex Currently Overseen by Trustee	Dollar Range of Shares Beneficially Owned in the Fund	Aggregate Dollar Range Of Shares Beneficially Owned in Supervised Funds
As of December 31, 2007
John V. Murphy, President and Principal Executive Officer since 2006 and Trustee since 2006 Age: 59

Chairman, Chief Executive Officer and Director of the Manager since June 2001; President of the Manager (September 2000-February 2007); President and a director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation, Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 1, 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Member of the Investment Company Institute’s Board of Governors (since October , 2003); Chairman of the Investment Company’s Institute’s Board of Governors (since October 2007). Oversees 103 portfolios in the OppenheimerFunds complex.

		None	Over $100,000

     The addresses of the officers in the chart below are as follows: for Messrs. Fielding, Loughran, Cottier, Willis, and Zack and Ms. Bloomberg, Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, for Messrs. Petersen, Szilagyi, Vandehey and Wixted and Ms. Ives, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Officers of the Fund
Name, Position(s) Held with Fund Length of Service, Age	Principal Occupation(s) During Past 5 Years
Ronald H. Fielding, Vice President and Senior Portfolio Manager since 2006 Age: 59	Senior Vice President of the Manager since January 1996; Chairman of the Rochester Division of the Manager since January 1996; an officer of 18 portfolios in the OppenheimerFunds complex.
Daniel G. Loughran, Vice President and Senior Portfolio Manager since 2006 Age: 45	Vice President of the Manager since April 2001. An officer of 18 portfolios in the OppenheimerFunds complex.
Scott S. Cottier, Vice President and Senior Portfolio Manager since 2006 Age: 36	Vice President of the Manager (since 2002); portfolio manager and trader at Victory Capital Management (1999 -2002); an officer of 18 portfolios in the OppenheimerFunds complex.
Troy E. Willis, Vice President and Senior Portfolio Manager since 2006 Age: 35

Vice President of the Manager since 2005; Associate Portfolio Manager of the Manager since 2003; corporate attorney for Southern Resource Group (1999-2003). An officer of 18 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer since 2006 Age: 5 7

Senior Vice President of the Manager (since March 2004); Chief Compliance Officer of the Manager, OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004) Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal & Accounting Officer since 200 6 Age: 48

Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management Corporation, and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. (since May 2000), OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March 1999),Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003) An officer of 103 portfolios in the OppenheimerFunds complex.

Brian Petersen, Assistant Treasurer since 2006 Age: 37

Vice President of the Manager (since February 2007); Assistant Vice President of the Manager (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November 1998-July 2002). An officer of 103 portfolios in the OppenheimerFunds complex.

Stephanie Bullington, Assistant Treasurer since 2008 Age: 32

Assistant Vice President of the Manager (since October 2005); Assistant Vice President of ButterField Fund Services (Bermuda) Limited, part of The Bank of N.T. Butterfield & Son Limited (Butterfield) (February 2004-June 2005); Fund Accounting Officer of Butterfield Fund Services (Bermuda) Limited (September 2003-February 2004). An officer of 102 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Secretary since 2006 Age: 59

Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Kathleen T. Ives, Assistant Secretary since 2006 Age: 42

Senior Vice President (since May 2009),, Deputy General Counsel (since May 2008) and Assistant Secretary (since October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since December 2001) Vice President (June 1998-May 2009); Senior Counsel of the Manager (October 2003-May 2008);. An officer of 103 portfolios in the OppenheimerFunds complex.

Lisa I. Bloomberg, Assistant Secretary since 2006 Age: 40

Vice President (since May 2004) and Deputy General Counsel (since May 2008) of the Manager; Associate Counsel of the Manager (May 2004-May 2008); First Vice President (April 2001-April 2004), Associate General Counsel (December 2000-April 2004) of UBS Financial Services Inc. (formerly, PaineWebber Incorporated). An officer of 103 portfolios in the OppenheimerFunds complex.

Taylor V. Edwards, Assistant Secretary since 2008 Age : 41

Vice President and Assistant Counsel of the Manager (since February 2007); Assistant Vice President and Assistant Counsel of the Manager (January 2006-February 2007); Formerly an Associate at Dechert LLP (September 2000-December 2005). An officer of 102 portfolios in the OppenheimerFunds complex.

Randy G. Legg, Assistant Secretary since 2008 Age : 43

Vice President (since June 2005) and Associate Counsel (since January 2007) of the Manager Assistant Vice President (February 2004-June 2005) and Assistant Counsel (February 2004-January 2007) of the Manager. An officer of 102 portfolios in the OppenheimerFunds complex.

Adrienne M. Ruffle, Assistant Secretary since 2008 Age : 31

Vice President (since February 2007) and Assistant Counsel (since February 2005) of the Manager; Assistant Vice President of the Manager (February 2005-February 2007); Associate (September 2002-February 2005) at Sidley Austin LLP. An officer of 102 portfolios in the OppenheimerFunds complex.

      |X|      Remuneration of the Officers and Trustees. The officers and interested Trustee of the Fund, who are affiliated with the Manager, receive no salary or fee from the Fund. The Independent Trustees’ compensation from the Fund, shown below, is for serving as a Trustee and member of a committee (if applicable), with respect to the Fund’s fiscal year ended March 31, 2008. The total compensation from the Fund and fund complex represents compensation, including accrued retirement benefits, for serving as a Trustee and member of a committee (if applicable) of the Boards of the Fund and other funds in the OppenheimerFunds complex during the calendar year ended December 31, 2007.

Oppenheimer Rochester Arizona Municipal Fund
Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund(1)	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement(2)	Total Compensation From the Fund and Fund Complex
	Fiscal year ended March 31, 2008			Year ended December 31, 2007
Brian F. Wruble(3) Chairman of the Board	$39(4)	N/A	$65,868(5)	$335,190(6)
David K. Downes(7) Audit Committee Chairman and Regulatory & Oversight Committee Member	$24	N/A	$26,112(8)	$180,587(9)
Matthew P. Fink Regulatory & Oversight Committee Chairman and Governance Committee Member	$30	N/A	$10,004(10)	$154,368
Robert G. Galli(19) Regulatory & Oversight Committee Chairman & Governance Committee Member	$36	N/A	$137,599(11)	$330,533(12)
Phillip A. Griffiths Audit Committee Member and Regulatory & Oversight Committee Member	$35(13)	N/A	$51,621(14)	$198,211
Mary F. Miller Audit Committee Member and Governance Committee Member	$29(15)	N/A	$13,201(14)	$152,698
Joel W. Motley Governance Committee Chairman and Regulatory & Oversight Committee Member	$31(16)	N/A	$32,741(14)	$171,223
Russell S. Reynolds, Jr. Governance Committee Member	$29	N/A	$77,288	$153,530
Mary Ann Tynan(20) Regulatory & Oversight Committee Member Governance Committee Member	N/A	N/A	N/A	N/A
Joseph M. Wikler Audit Committee Member and Regulatory & Oversight Committee Member	$29(17)	N/A	$28,814(14)	$150,770
Peter I. Wold Audit Committee Member and Governance Committee Member	$29(18)	N/A	$28,814(14)	$150,770

1.	“Aggregate Compensation From the Fund” includes fees and deferred compensation, if any.

2.

“Estimated Annual Benefits Upon Retirement” is based on a straight life payment plan election with the assumption that a Trustee will retire at the age of 75 and is eligible (after 7 years of service) to receive retirement plan benefits with respect to certain Board I Funds, and in the case of Messrs. Downes, Galli and Wruble, with respect to ten other Oppenheimer funds that are not Board I Funds (the “Non-Board I Funds”). The Board I Funds’ retirement plan was frozen effective December 31, 2006, and each plan participant who had not yet commenced receiving retirement benefits subsequently received previously accrued benefits based upon the distribution method elected by such participant, as described below. A similar plan with respect to the Non-Board I Funds was frozen effective December 31, 2007.

3.	Mr. Wruble became Chairman of the Board I Funds on January 1, 2007.

4.	Includes $39 deferred by Mr. Wruble under the “Compensation Deferral Plan” described below.

5.

In lieu of receiving an estimated annual benefit amount of $7,374 for his service as a director or trustee to the Board I funds, Mr. Wruble elected to have an actuarially equivalent lump sum amount contributed to his Compensation Deferral Plan account subsequent to the freezing of the Board I Funds’ retirement plan. The amount set forth in the table above also includes $58,494 for estimated annual benefits for serving as a director or trustee of 10 other Oppenheimer funds that are not the Non-Board I Funds. In lieu of receiving that estimated annual benefit, Mr. Wruble has elected to have an actuarially equivalent lump sum distributed to the Compensation Deferral Plan subsequent to the freezing of the Non-Board I Funds’ retirement plan.

6.	Includes $140,000 paid to Mr. Wruble for serving as a director or trustee of the Non-Board I Funds.

7.	Mr. Downes was appointed as Trustee of the Board I Funds on August 1, 2007, which was subsequent to the freezing of the Board I retirement plan.

8.

This amount represents the estimated benefits that would be payable to Mr. Downes for serving as a director or trustee of the Non-Board I Funds. In lieu of receiving this estimated annual benefit, Mr. Downes has elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Non-Board I Funds’ retirement plan.

9.	Includes $155,000 paid to Mr. Downes for serving as a director or trustee of the Non-Board I Funds.

10.

In lieu of receiving an estimated annual benefit for his service as a director or trustee to the Board I funds, Mr. Fink elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Board I Funds’ retirement plan.

11.

In lieu of receiving an estimated annual benefit amount of $62,085 for his service as a director or trustee to the Board I Funds, Mr. Galli elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Board I Funds’ retirement plan. The amount set forth in the table above also includes $75,514 for estimated annual benefits for serving as a director or trustee of the Non-Board I Funds. Mr. Galli has elected to receive this annual benefit in an annuity.

12.	Includes $140,000 paid to Mr. Galli for serving as a director or trustee of the Non-Board I Funds.

13.	Includes $30 deferred by Mr. Griffiths under the “Compensation Deferral Plan” described below.

14.

In lieu of receiving an estimated annual benefit for service as a director or trustee to the Board I funds, this Trustee elected to have an actuarially equivalent lump sum amount contributed to his or her Compensation Deferral Plan account subsequent to the freezing of the Board I Funds’ retirement plan.

15.	Includes $13 deferred by Ms. Miller under the “Compensation Deferral Plan” described below.

16.	Includes $4 deferred by Mr. Motley under the “Compensation Deferral Plan” described below.

17.	Includes $15 deferred by Mr. Wikler under the “Compensation Deferral Plan” described below.

18.	Includes $29 deferred by Mr. Wold under the “Compensation Deferral Plan” described below.

19.	Mr. Galli retired from the Boards of Board I funds effective September 30, 2008.

20.	Ms. Tynan was appointed as Trustee of the Board I funds on October 1, 2008.

Oppenheimer Rochester Maryland Municipal Fund
Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund(1)	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement(2)	Total Compensation From the Fund and Fund Complex
	Fiscal year ended March 31, 2008			Year ended December 31, 2007
Brian F. Wruble(3) Chairman of the Board	$51 (4)	N/A	$65,868(5)	$335,190(6)
David K. Downes(7) Audit Committee Chairman and Regulatory & Oversight Committee Member	$31	N/A	$26,112(8)	$180,587(9)
Matthew P. Fink Regulatory & Oversight Committee Member and Governance Committee Member	$39	N/A	$10,004(10)	$154,368
Robert G. Galli(19) Regulatory & Oversight Committee Chairman & Governance Committee Member	$48	N/A	$137,599(11)	$330,533(12)
Phillip A. Griffiths Audit Committee Member and Regulatory & Oversight Committee Member	$47(13)	N/A	$51,621(14)	$198,211
Mary F. Miller Audit Committee Member and Governance Committee Member	$38(15)	N/A	$13,201(14)	$152,698
Joel W. Motley Governance Committee Chairman and Regulatory & Oversight Committee Member	$41(16)	N/A	$32,741(14)	$171,223
Russell S. Reynolds, Jr. Governance Committee Member	$38	N/A	$77,288	$153,530
Mary Ann Tynan(20) Regulatory & Oversight Committee Member Governance Committee Member	N/A	N/A	N/A	N/A
Joseph M. Wikler Audit Committee Member and Regulatory & Oversight Committee Member	$38(17)	N/A	$28,814(14)	$150,770
Peter I. Wold (19) Audit Committee Member and Governance Committee Member	$38(18)	N/A	$28,814(14)	$150,770

1.	“Aggregate Compensation From the Fund” includes fees and deferred compensation, if any.

2.

“Estimated Annual Benefits Upon Retirement” is based on a straight life payment plan election with the assumption that a Trustee will retire at the age of 75 and is eligible (after 7 years of service) to receive retirement plan benefits with respect to certain Board I Funds, and in the case of Messrs. Downes, Galli and Wruble, with respect to ten other Oppenheimer funds that are not Board I Funds (the “Non-Board I Funds”). The Board I Funds’ retirement plan was frozen effective December 31, 2006, and each plan participant who had not yet commenced receiving retirement benefits subsequently received previously accrued benefits based upon the distribution method elected by such participant, as described below. A similar plan with respect to the Non-Board I Funds was frozen effective December 31, 2007.

3.	Mr. Wruble became Chairman of the Board I Funds on January 1, 2007.

4.	Includes $51 deferred by Mr. Wruble under the “Compensation Deferral Plan” described below

5.

In lieu of receiving an estimated annual benefit amount of $7,374 for his service as a director or trustee to the Board I funds, Mr. Wruble elected to have an actuarially equivalent lump sum amount contributed to his Compensation Deferral Plan account subsequent to the freezing of the Board I Funds’ retirement plan. The amount set forth in the table above also includes $58,494 for estimated annual benefits for serving as a director or trustee of 10 other Oppenheimer funds that are not the Non-Board I Funds. In lieu of receiving that estimated annual benefit, Mr. Wruble has elected to have an actuarially equivalent lump sum distributed to the Compensation Deferral Plan subsequent to the freezing of the Non-Board I Funds’ retirement plan.

6.	Includes $140,000 paid to Mr. Wruble for serving as a director or trustee of Non-Board I Funds.

7.	Mr. Downes was appointed as Trustee of the Board I Funds on August 1, 2007, which was subsequent to the freezing of the Board I retirement plan.

8.

This amount represents the estimated benefits that would be payable to Mr. Downes for serving as a director or trustee of the Non-Board I Funds. In lieu of receiving this estimated annual benefit, Mr. Downes has elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Non-Board I Funds’ retirement plan.

9.	Includes $155,000 paid to Mr. Downes for serving as a director or trustee of the Non-Board I Funds.

10.

In lieu of receiving an estimated annual benefit for his service as a director or trustee to the Board I funds, Mr. Fink elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Board I Funds’ retirement plan.

11.

In lieu of receiving an estimated annual benefit amount of $62,085 for his service as a director or trustee to the Board I Funds, Mr. Galli elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Board I Funds’ retirement plan. The amount set forth in the table above also includes $75,514 for estimated annual benefits for serving as a director or trustee of the Non-Board I Funds. Mr. Galli has elected to receive this annual benefit in an annuity.

12.	Includes $140,000 paid to Mr. Galli for serving as a director or trustee of the Non-Board I Funds.

13.	Includes $39 deferred by Mr. Griffiths under the “Compensation Deferral Plan” described below .

14.

In lieu of receiving an estimated annual benefit for service as a director or trustee to the Board I funds, this Trustee elected to have an actuarially equivalent lump sum amount contributed to his or her Compensation Deferral Plan account subsequent to the freezing of the Board I Funds’ retirement plan.

15.	Includes $18 deferred by Ms. Miller under the “Compensation Deferral Plan” described below.

16.	Includes $5 deferred by Mr. Motley under the “Compensation Deferral Plan” described below.

17.	Includes $19 deferred by Mr. Wikler under the “Compensation Deferral Plan” described below.

18.	Includes $38 deferred by Mr. Wold under the “Compensation Deferral Plan” described below.

19.	Mr. Galli retired from the Boards of Board I funds effective September 30, 2008.

20.	Ms. Tynan was appointed as Trustee of the Board I funds on October 1, 2008.

Oppenheimer Rochester Massachusetts Municipal Fund
Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund(1)	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement(2)	Total Compensation From the Fund and Fund Complex
	Fiscal year ended March 31, 2008			Year ended December 31, 2007
Brian F. Wruble(3) Chairman of the Board	$57(4)	N/A	$65,868(5)	$335,190(6)
David K. Downes(7) Audit Committee Chairman and Regulatory & Oversight Committee Member	$34	N/A	$26,112(8)	$180,587(9)
Matthew P. Fink Regulatory & Oversight Committee Chairman and Governance Committee Member	$43	N/A	$10,004(10)	$154,368
Robert G. Galli(19) Regulatory & Oversight Committee Chairman & Governance Committee Member	$53	N/A	$137,599(11)	$330,533(12)
Phillip A. Griffiths Audit Committee Member and Regulatory & Oversight Committee Member	$52(13)	N/A	$51,621(14)	$198,211
Mary F. Miller Audit Committee Member and Governance Committee Member	$42(15)	N/A	$13,201(14)	$152,698
Joel W. Motley Governance Committee Chairman and Regulatory & Oversight Committee Member	$45(16)	N/A	$32,741(14)	$171,223
Russell S. Reynolds, Jr. Governance Committee Member	$42	N/A	$77,288	$153,530
Mary Ann Tynan(20) Regulatory & Oversight Committee Member Governance Committee Member	N/A	N/A	N/A	N/A
Joseph M. Wikler Audit Committee Member and Regulatory & Oversight Committee Member	$42(17)	N/A	$28,814(14)	$150,770
Peter I. Wold Audit Committee Member and Governance Committee Member	$42(18)	N/A	$28,814(14)	$150,770

1.	“Aggregate Compensation From the Fund” includes fees and deferred compensation, if any.

2.

“Estimated Annual Benefits Upon Retirement” is based on a straight life payment plan election with the assumption that a Trustee will retire at the age of 75 and is eligible (after 7 years of service) to receive retirement plan benefits with respect to certain Board I Funds, and in the case of Messrs. Downes, Galli and Wruble, with respect to ten other Oppenheimer funds that are not Board I Funds (the “Non-Board I Funds”). The Board I Funds’ retirement plan was frozen effective December 31, 2006, and each plan participant who had not yet commenced receiving retirement benefits subsequently received previously accrued benefits based upon the distribution method elected by such participant, as described below. A similar plan with respect to the Non-Board I Funds was frozen effective December 31, 2007.

3.	Mr. Wruble became Chairman of the Board I Funds on January 1, 2007.

4.	Includes $57 deferred by Mr. Wruble under the “Compensation Deferral Plan” described below

5.

In lieu of receiving an estimated annual benefit amount of $7,374 for his service as a director or trustee to the Board I funds, Mr. Wruble elected to have an actuarially equivalent lump sum amount contributed to his Compensation Deferral Plan account subsequent to the freezing of the Board I Funds’ retirement plan. The amount set forth in the table above also includes $58,494 for estimated annual benefits for serving as a director or trustee of 10 other Oppenheimer funds that are not the Non-Board I Funds. In lieu of receiving that estimated annual benefit, Mr. Wruble has elected to have an actuarially equivalent lump sum distributed to the Compensation Deferral Plan subsequent to the freezing of the Non-Board I Funds’ retirement plan.

6.	Includes $140,000 paid to Mr. Wruble for serving as a director or trustee of Non-Board I Funds.

7.	Mr. Downes was appointed as Trustee of the Board I Funds on August 1, 2007, which was subsequent to the freezing of the Board I retirement plan.

8.

This amount represents the estimated benefits that would be payable to Mr. Downes for serving as a director or trustee of the Non-Board I Funds. In lieu of receiving this estimated annual benefit, Mr. Downes has elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Non-Board I Funds’ retirement plan.

9.	Includes $155,000 paid to Mr. Downes for serving as a director or trustee of the Non-Board I Funds.

10.

In lieu of receiving an estimated annual benefit for his service as a director or trustee to the Board I funds, Mr. Fink elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Board I Funds’ retirement plan.

11.

In lieu of receiving an estimated annual benefit amount of $62,085 for his service as a director or trustee to the Board I Funds, Mr. Galli elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Board I Funds’ retirement plan. The amount set forth in the table above also includes $75,514 for estimated annual benefits for serving as a director or trustee of the Non-Board I Funds. Mr. Galli has elected to receive this annual benefit in an annuity.

12.	Includes $140,000 paid to Mr. Galli for serving as a director or trustee of the Non-Board I Funds.

13.	Includes $43 deferred by Mr. Griffiths under the “Compensation Deferral Plan” described below.

14.

In lieu of receiving an estimated annual benefit for service as a director or trustee to the Board I funds, this Trustee elected to have an actuarially equivalent lump sum amount contributed to his or her Compensation Deferral Plan account subsequent to the freezing of the Board I Funds’ retirement plan.

15.	Includes $20 deferred by Ms. Miller under the “Compensation Deferral Plan” described below.

16.	Includes $6 deferred by Mr. Motley under the “Compensation Deferral Plan” described below.

17.	Includes $21 deferred by Mr. Wikler under the “Compensation Deferral Plan” described below.

18.	Includes $42 deferred by Mr. Wold under the “Compensation Deferral Plan” described below.

19.	Mr. Galli retired from the Boards of Board I funds effective September 30, 2008.

20.	Ms. Tynan was appointed as Trustee of the Board I funds on October 1, 2008.

Oppenheimer Rochester Michigan Municipal Fund
Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund(1)	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement(2)	Total Compensation From the Fund and Fund Complex
	Fiscal year ended March 31, 2008			Year ended December 31, 2007
Brian F. Wruble(3) Chairman of the Board	$66(4)	N/A	$65,868(5)	$335,190(6)
David K. Downes(7) Audit Committee Chairman and Regulatory & Oversight Committee Member	$41	N/A	$26,112(8)	$180,587(9)
Matthew P. Fink Regulatory & Oversight Committee Chairman and Governance Committee Member	$50	N/A	$10,004(10)	$154,368
Robert G. Galli(19) Regulatory & Oversight Committee Chairman & Governance Committee Member	$61	N/A	$137,599(11)	$330,533(12)
Phillip A. Griffiths Audit Committee Member and Regulatory & Oversight Committee Member	$60(13)	N/A	$51,621(14)	$198,211
Mary F. Miller Audit Committee Member and Governance Committee Member	$49(15)	N/A	$13,201(14)	$152,698
Joel W. Motley Governance Committee Chairman and Regulatory & Oversight Committee Member	$52(16)	N/A	$32,741(14)	$171,223
Russell S. Reynolds, Jr. Governance Committee Member	$49	N/A	$77,288	$153,530
Mary Ann Tynan(20) Regulatory & Oversight Committee Member Governance Committee Member	N/A	N/A	N/A	N/A
Joseph M. Wikler Audit Committee Member and Regulatory & Oversight Committee Member	$49(17)	N/A	$28,814(14)	$150,770
Peter I. Wold Audit Committee Member and Governance Committee Member	$49(18)	N/A	$28,814(14)	$150,770

1.	“Aggregate Compensation From the Fund” includes fees and deferred compensation, if any.

2.

“Estimated Annual Benefits Upon Retirement” is based on a straight life payment plan election with the assumption that a Trustee will retire at the age of 75 and is eligible (after 7 years of service) to receive retirement plan benefits with respect to certain Board I Funds, and in the case of Messrs. Downes, Galli and Wruble, with respect to ten other Oppenheimer funds that are not Board I Funds (the “Non-Board I Funds”). The Board I Funds’ retirement plan was frozen effective December 31, 2006, and each plan participant who had not yet commenced receiving retirement benefits subsequently received previously accrued benefits based upon the distribution method elected by such participant, as described below. A similar plan with respect to the Non-Board I Funds was frozen effective December 31, 2007.

3.	Mr. Wruble became Chairman of the Board I Funds on January 1, 2007.

4.	Includes $66 deferred by Mr. Wruble under the “Compensation Deferral Plan” described below.

5.

In lieu of receiving an estimated annual benefit amount of $7,374 for his service as a director or trustee to the Board I funds, Mr. Wruble elected to have an actuarially equivalent lump sum amount contributed to his Compensation Deferral Plan account subsequent to the freezing of the Board I Funds’ retirement plan. The amount set forth in the table above also includes $58,494 for estimated annual benefits for serving as a director or trustee of 10 other Oppenheimer funds that are not the Non-Board I Funds. In lieu of receiving that estimated annual benefit, Mr. Wruble has elected to have an actuarially equivalent lump sum distributed to the Compensation Deferral Plan subsequent to the freezing of the Non-Board I Funds’ retirement plan.

6.	Includes $140,000 paid to Mr. Wruble for serving as a director or trustee of the Non-Board I Funds.

7.	Mr Downes was appointed as Trustee of the Board I Funds on August 1, 2007, which was subsequent to the freezing of the Board I retirement plan.

8.

This amount represents the estimated benefits that would be payable to Mr. Downes for serving as a director or trustee of the Non-Board I Funds. In lieu of receiving this estimated annual benefit, Mr. Downes has elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Non-Board I Funds’ retirement plan.

9.	Includes $155,000 paid to Mr. Downes for serving as a director or trustee of the Non-Board I Funds.

10.

In lieu of receiving an estimated annual benefit for his service as a director or trustee to the Board I funds, Mr. Fink elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Board I Funds’ retirement plan.

11.

In lieu of receiving an estimated annual benefit amount of $62,085 for his service as a director or trustee to the Board I Funds, Mr. Galli elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Board I Funds’ retirement plan. The amount set forth in the table above also includes $75,514 for estimated annual benefits for serving as a director or trustee of the Non-Board I Funds. Mr. Galli has elected to receive this annual benefit in an annuity.

12.	Includes $140,000 paid to Mr. Galli for serving as a director or trustee of the Non-Board I Funds.

13.	Includes $50 deferred by Mr. Griffiths under the “Compensation Deferral Plan” described below.

14.

In lieu of receiving an estimated annual benefit for service as a director or trustee to the Board I funds, this Trustee elected to have an actuarially equivalent lump sum amount contributed to his or her Compensation Deferral Plan account subsequent to the freezing of the Board I Funds’ retirement plan.

15.	Includes $23 deferred by Ms. Miller under the “Compensation Deferral Plan” described below.

16.	Includes $7 deferred by Mr. Motley under the “Compensation Deferral Plan” described below.

17.	Includes $ 25 deferred by Mr. Wikler under the “Compensation Deferral Plan” described below.

18.	Includes $49 deferred by Mr. Wold under the “Compensation Deferral Plan” described below.

19.	Mr. Galli retired from the Boards of Board I funds effective September 30, 2008.

20.	Ms. Tynan was appointed as Trustee of the Board I funds on October 1, 2008.

Oppenheimer Rochester Minnesota Municipal Fund
Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund(1)	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement(2)	Total Compensation From the Fund and Fund Complex
	Fiscal year ended March 31, 2008			Year ended December 31, 2007
Brian F. Wruble(3) Chairman of the Board	$29(4)	N/A	$65,868(5)	$335,190(6)
David K. Downes(7) Audit Committee Chairman and Regulatory & Oversight Committee Member	$17	N/A	$26,112(8)	$180,587(9)
Matthew P. Fink Regulatory & Oversight Committee Chairman and Governance Committee Member	$22	N/A	$10,004(10)	$154,368
Robert G. Galli(19) Regulatory & Oversight Committee Chairman & Governance Committee Member	$27	N/A	$137,599(11)	$330,533(12)
Phillip A. Griffiths Regulatory & Oversight Committee Member	$27(13)	N/A	$51,621(14)	$198,211
Mary F. Miller Audit Committee Member and Governance Committee Member	$22(15)	N/A	$13,201(14)	$152,698
Joel W. Motley Governance Committee Chairman and Regulatory & Oversight Committee Member	$23(16)	N/A	$32,741(14)	$171,223
Russell S. Reynolds, Jr. Governance Committee Member	$22	N/A	$77,288	$153,530
Mary Ann Tynan(20) Regulatory & Oversight Committee Member Governance Committee Member	N/A	N/A	N/A	N/A
Joseph M. Wikler Audit Committee Member and Regulatory & Oversight Committee Member	$22(17)	N/A	$28,814(14)	$150,770
Peter I. Wold Audit Committee Member and Governance Committee Member	$22(18)	N/A	$28,814(14)	$150,770

1.	“Aggregate Compensation From the Fund” includes fees and deferred compensation, if any.

2.

“Estimated Annual Benefits Upon Retirement” is based on a straight life payment plan election with the assumption that a Trustee will retire at the age of 75 and is eligible (after 7 years of service) to receive retirement plan benefits with respect to certain Board I Funds, and in the case of Messrs. Downes, Galli and Wruble, with respect to ten other Oppenheimer funds that are not Board I Funds (the “Non-Board I Funds”). The Board I Funds’ retirement plan was frozen effective December 31, 2006, and each plan participant who had not yet commenced receiving retirement benefits subsequently received previously accrued benefits based upon the distribution method elected by such participant, as described below. A similar plan with respect to the Non-Board I Funds was frozen effective December 31, 2007.

3.	Mr. Wruble became Chairman of the Board I Funds on January 1, 2007.

4.	Includes $29 deferred by Mr. Wruble under the “Compensation Deferral Plan” described below.

5.

In lieu of receiving an estimated annual benefit amount of $7,374 for his service as a director or trustee to the Board I funds, Mr. Wruble elected to have an actuarially equivalent lump sum amount contributed to his Compensation Deferral Plan account subsequent to the freezing of the Board I Funds’ retirement plan. The amount set forth in the table above also includes $58,494 for estimated annual benefits for serving as a director or trustee of 10 other Oppenheimer funds that are not the Non-Board I Funds. In lieu of receiving that estimated annual benefit, Mr. Wruble has elected to have an actuarially equivalent lump sum distributed to the Compensation Deferral Plan subsequent to the freezing of the Non-Board I Funds’ retirement plan.

6.	Includes $140,000 paid to Mr. Wruble for serving as a director or trustee of the Non-Board I Funds.

7.	Mr Downes was appointed as Trustee of the Board I Funds on August 1, 2007, which was subsequent to the freezing of the Board I retirement plan.

8.

This amount represents the estimated benefits that would be payable to Mr. Downes for serving as a director or trustee of the Non-Board I Funds. In lieu of receiving this estimated annual benefit, Mr. Downes has elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Non-Board I Funds’ retirement plan.

9.	Includes $155,000 paid to Mr. Downes for serving as a director or trustee of the Non-Board I Funds.

10.

In lieu of receiving an estimated annual benefit for his service as a director or trustee to the Board I funds, Mr. Fink elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Board I Funds’ retirement plan.

11.

In lieu of receiving an estimated annual benefit amount of $62,085 for his service as a director or trustee to the Board I Funds, Mr. Galli elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Board I Funds’ retirement plan. The amount set forth in the table above also includes $75,514 for estimated annual benefits for serving as a director or trustee of the Non-Board I Funds. Mr. Galli has elected to receive this annual benefit in an annuity.

12.	Includes $140,000 paid to Mr. Galli for serving as a director or trustee of the Non-Board I Funds.

13.	Includes $22 deferred by Mr. Griffiths under the “Compensation Deferral Plan” described below.

14.

In lieu of receiving an estimated annual benefit for service as a director or trustee to the Board I funds, this Trustee elected to have an actuarially equivalent lump sum amount contributed to his or her Compensation Deferral Plan account subsequent to the freezing of the Board I Funds’ retirement plan.

15.	Includes $10 deferred by Ms. Miller under the “Compensation Deferral Plan” described below.

16.	Includes $3 deferred by Mr. Motley under the “Compensation Deferral Plan” described below.

17.	Includes $ 11 deferred by Mr. Wikler under the “Compensation Deferral Plan” described below.

18.	Includes $22 deferred by Mr. Wold under the “Compensation Deferral Plan” described below.

19.	Mr. Galli retired from the Boards of Board I funds effective September 30, 2008.

20.	Ms. Tynan was appointed as Trustee of the Board I funds on October 1, 2008.

Oppenheimer Rochester North Carolina Municipal Fund
Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund(1)	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement(2)	Total Compensation From the Fund and Fund Complex
	Fiscal year ended March 31, 2008			Year ended December 31, 2007
Brian F. Wruble(3) Chairman of the Board	$65(4)	N/A	$65,868(5)	$335,190(6)
David K. Downes(7) Audit Committee Chairman and Regulatory & Oversight Committee Member	$41	N/A	$26,112(8)	$180,587(9)
Matthew P. Fink Regulatory & Oversight Committee Chairman and Governance Committee Member	$49	N/A	$10,004(10)	$154,368
Robert G. Galli(19) Regulatory & Oversight Committee Chairman & Governance Committee Member	$60	N/A	$137,599(11)	$330,533(12)
Phillip A. Griffiths Audit Committee Member and Regulatory & Oversight Committee Member	$59(13)	N/A	$51,621(14)	$198,211
Mary F. Miller Audit Committee Member and Governance Committee Member	$48(15)	N/A	$13,201(14)	$152,698
Joel W. Motley Governance Committee Chairman and Regulatory & Oversight Committee Member	$51(16)	N/A	$32,741(14)	$171,223
Russell S. Reynolds, Jr. Governance Committee Member	$48	N/A	$77,288	$153,530
Mary Ann Tynan(20) Regulatory & Oversight Committee Member Governance Committee Member	N/A	N/A	N/A	N/A
Joseph M. Wikler Audit Committee Member and Regulatory & Oversight Committee Member	$48(17)	N/A	$28,814(14)	$150,770
Peter I. Wold Audit Committee Member and Governance Committee Member	$48(18)	N/A	$28,814(14)	$150,770

1.	“Aggregate Compensation From the Fund” includes fees and deferred compensation, if any.

2.

“Estimated Annual Benefits Upon Retirement” is based on a straight life payment plan election with the assumption that a Trustee will retire at the age of 75 and is eligible (after 7 years of service) to receive retirement plan benefits with respect to certain Board I Funds, and in the case of Messrs. Downes, Galli and Wruble, with respect to ten other Oppenheimer funds that are not Board I Funds (the “Non-Board I Funds”). The Board I Funds’ retirement plan was frozen effective December 31, 2006, and each plan participant who had not yet commenced receiving retirement benefits subsequently received previously accrued benefits based upon the distribution method elected by such participant, as described below. A similar plan with respect to the Non-Board I Funds was frozen effective December 31, 2007.

3.	Mr. Wruble became Chairman of the Board I Funds on January 1, 2007.

4.	Includes $65 deferred by Mr. Wruble under the “Compensation Deferral Plan” described below.

5.

In lieu of receiving an estimated annual benefit amount of $7,374 for his service as a director or trustee to the Board I funds, Mr. Wruble elected to have an actuarially equivalent lump sum amount contributed to his Compensation Deferral Plan account subsequent to the freezing of the Board I Funds’ retirement plan. The amount set forth in the table above also includes $58,494 for estimated annual benefits for serving as a director or trustee of 10 other Oppenheimer funds that are not the Non-Board I Funds. In lieu of receiving that estimated annual benefit, Mr. Wruble has elected to have an actuarially equivalent lump sum distributed to the Compensation Deferral Plan subsequent to the freezing of the Non-Board I Funds’ retirement plan.

6.	Includes $140,000 paid to Mr. Wruble for serving as a director or trustee of the Non-Board I Funds.

7.	Mr Downes was appointed as Trustee of the Board I Funds on August 1, 2007, which was subsequent to the freezing of the Board I retirement plan.

8.

This amount represents the estimated benefits that would be payable to Mr. Downes for serving as a director or trustee of the Non-Board I Funds. In lieu of receiving this estimated annual benefit, Mr. Downes has elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Non-Board I Funds’ retirement plan.

9.	Includes $155,000 paid to Mr. Downes for serving as a director or trustee of the Non-Board I Funds.

10.

In lieu of receiving an estimated annual benefit for his service as a director or trustee to the Board I funds, Mr. Fink elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Board I Funds’ retirement plan.

11.

In lieu of receiving an estimated annual benefit amount of $62,085 for his service as a director or trustee to the Board I Funds, Mr. Galli elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Board I Funds’ retirement plan. The amount set forth in the table above also includes $75,514 for estimated annual benefits for serving as a director or trustee of the Non-Board I Funds. Mr. Galli has elected to receive this annual benefit in an annuity.

12.	Includes $140,000 paid to Mr. Galli for serving as a director or trustee of the Non-Board I Funds.

13.	Includes $49 deferred by Mr. Griffiths under the “Compensation Deferral Plan” described below.

14.

In lieu of receiving an estimated annual benefit for service as a director or trustee to the Board I funds, this Trustee elected to have an actuarially equivalent lump sum amount contributed to his or her Compensation Deferral Plan account subsequent to the freezing of the Board I Funds’ retirement plan.

15.	Includes $22 deferred by Ms. Miller under the “Compensation Deferral Plan” described below.

16.	Includes $7 deferred by Mr. Motley under the “Compensation Deferral Plan” described below.

17.	Includes $24 deferred by Mr. Wikler under the “Compensation Deferral Plan” described below.

18.	Includes $48 deferred by Mr. Wold under the “Compensation Deferral Plan” described below.

19.	Mr. Galli retired from the Boards of Board I funds effective September 30, 2008.

20.	Ms. Tynan was appointed as Trustee of the Board I funds on October 1, 2008.

Oppenheimer Rochester Ohio Municipal Fund
Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund(1)	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement(2)	Total Compensation From the Fund and Fund Complex
	Fiscal year ended March 31, 2008			Year ended December 31, 2007
Brian F. Wruble(3) Chairman of the Board	$87 (4)	N/A	$65,868(5)	$335,190(6)
David K. Downes(7) Audit Committee Chairman and Regulatory & Oversight Committee Member	$55	N/A	$26,112(8)	$180,587(9)
Matthew P. Fink Regulatory & Oversight Committee Chairman and Governance Committee Member	$66	N/A	$10,004(10)	$154,368
Robert G. Galli(19) Regulatory & Oversight Committee Chairman & Governance Committee Member	$81	N/A	$137,599(11)	$330,533(12)
Phillip A. Griffiths Audit Committee Member and Regulatory & Oversight Committee Member	$80(13)	N/A	$51,621(14)	$198,211
Mary F. Miller Audit Committee Member and Governance Committee Member	$65(15)	N/A	$13,201(14)	$152,698
Joel W. Motley Governance Committee Chairman and Regulatory & Oversight Committee Member	$69(16)	N/A	$32,741(14)	$171,223
Russell S. Reynolds, Jr. Governance Committee Member	$65	N/A	$77,288	$153,530
Mary Ann Tynan(20) Regulatory & Oversight Committee Member Governance Committee Member	N/A	N/A	N/A	N/A
Joseph M. Wikler Audit Committee Member and Regulatory & Oversight Committee Member	$65(17)	N/A	$28,814(14)	$150,770
Peter I. Wold Audit Committee Member and Governance Committee Member	$65(18)	N/A	$28,814(14)	$150,770

1.	“Aggregate Compensation From the Fund” includes fees and deferred compensation, if any.

2.

“Estimated Annual Benefits Upon Retirement” is based on a straight life payment plan election with the assumption that a Trustee will retire at the age of 75 and is eligible (after 7 years of service) to receive retirement plan benefits with respect to certain Board I Funds, and in the case of Messrs. Downes, Galli and Wruble, with respect to ten other Oppenheimer funds that are not Board I Funds (the “Non-Board I Funds”). The Board I Funds’ retirement plan was frozen effective December 31, 2006, and each plan participant who had not yet commenced receiving retirement benefits subsequently received previously accrued benefits based upon the distribution method elected by such participant, as described below. A similar plan with respect to the Non-Board I Funds was frozen effective December 31, 2007.

3.	Mr. Wruble became Chairman of the Board I Funds on January 1, 2007.

4.	Includes $87 deferred by Mr. Wruble under the “Compensation Deferral Plan” described below.

5.

In lieu of receiving an estimated annual benefit amount of $7,374 for his service as a director or trustee to the Board I funds, Mr. Wruble elected to have an actuarially equivalent lump sum amount contributed to his Compensation Deferral Plan account subsequent to the freezing of the Board I Funds’ retirement plan. The amount set forth in the table above also includes $58,494 for estimated annual benefits for serving as a director or trustee of 10 other Oppenheimer funds that are not the Non-Board I Funds. In lieu of receiving that estimated annual benefit, Mr. Wruble has elected to have an actuarially equivalent lump sum distributed to the Compensation Deferral Plan subsequent to the freezing of the Non-Board I Funds’ retirement plan.

6.	Includes $140,000 paid to Mr. Wruble for serving as a director or trustee of the Non-Board I Funds.

7.	Mr Downes was appointed as Trustee of the Board I Funds on August 1, 2007, which was subsequent to the freezing of the Board I retirement plan.

8.

This amount represents the estimated benefits that would be payable to Mr. Downes for serving as a director or trustee of the Non-Board I Funds. In lieu of receiving this estimated annual benefit, Mr. Downes has elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Non-Board I Funds’ retirement plan.

9.	Includes $155,000 paid to Mr. Downes for serving as a director or trustee of the Non-Board I Funds.

10.

In lieu of receiving an estimated annual benefit for his service as a director or trustee to the Board I funds, Mr. Fink elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Board I Funds’ retirement plan.

11.

In lieu of receiving an estimated annual benefit amount of $62,085 for his service as a director or trustee to the Board I Funds, Mr. Galli elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Board I Funds’ retirement plan. The amount set forth in the table above also includes $75,514 for estimated annual benefits for serving as a director or trustee of the Non-Board I Funds. Mr. Galli has elected to receive this annual benefit in an annuity.

12.	Includes $140,000 paid to Mr. Galli for serving as a director or trustee of the Non-Board I Funds.

13.	Includes $67 deferred by Mr. Griffiths under the “Compensation Deferral Plan” described below.

14.

In lieu of receiving an estimated annual benefit for service as a director or trustee to the Board I funds, this Trustee elected to have an actuarially equivalent lump sum amount contributed to his or her Compensation Deferral Plan account subsequent to the freezing of the Board I Funds’ retirement plan.

15.	Includes $30 deferred by Ms. Miller under the “Compensation Deferral Plan” described below.

16.	Includes $9 deferred by Mr. Motley under the “Compensation Deferral Plan” described below.

17.	Includes $33 deferred by Mr. Wikler under the “Compensation Deferral Plan” described below.

18.	Includes $65 deferred by Mr. Wold under the “Compensation Deferral Plan” described below.

19.	Mr. Galli retired from the Boards of Board I funds effective September 30, 2008.

20.	Ms. Tynan was appointed as Trustee of the Board I funds on October 1, 2008.

Oppenheimer Rochester Virginia Municipal Fund
Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund(1)	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement(2)	Total Compensation From the Fund and Fund Complex
	Fiscal year ended March 31, 2008			Year ended December 31, 2007
Brian F. Wruble(3) Chairman of the Board	$36(4)	N/A	$65,868(5)	$335,190(6)
David K. Downes(7) Audit Committee Chairman and Regulatory & Oversight Committee Member	$22	N/A	$26,112(8)	$180,587(9)
Matthew P. Fink Regulatory & Oversight Committee Chairman and Governance Committee Member	$27	N/A	$10,004(10)	$154,368
Robert G. Galli(19) Regulatory & Oversight Committee Chairman & Governance Committee Member	$34	N/A	$137,599(11)	$330,533(12)
Phillip A. Griffiths Audit Committee Member and Regulatory & Oversight Committee Member	$33(13)	N/A	$51,621(14)	$198,211
Mary F. Miller Audit Committee Member and Governance Committee Member	$27(15)	N/A	$13,201(14)	$152,698
Joel W. Motley Governance Committee Chairman and Regulatory & Oversight Committee Member	$29(16)	N/A	$32,741(14)	$171,223
Russell S. Reynolds, Jr. Governance Committee Member	$27	N/A	$77,288	$153,530
Mary Ann Tynan(20) Regulatory & Oversight Committee Member Governance Committee Member	N/A	N/A	N/A	N/A
Joseph M. Wikler Audit Committee Member and Regulatory & Oversight Committee Member	$27(17)	N/A	$28,814(14)	$150,770
Peter I. Wold Audit Committee Member and Governance Committee Member	$27(18)	N/A	$28,814(14)	$150,770

1.	“Aggregate Compensation From the Fund” includes fees and deferred compensation, if any.

2.

“Estimated Annual Benefits Upon Retirement” is based on a straight life payment plan election with the assumption that a Trustee will retire at the age of 75 and is eligible (after 7 years of service) to receive retirement plan benefits with respect to certain Board I Funds, and in the case of Messrs. Downes, Galli and Wruble, with respect to ten other Oppenheimer funds that are not Board I Funds (the “Non-Board I Funds”). The Board I Funds’ retirement plan was frozen effective December 31, 2006, and each plan participant who had not yet commenced receiving retirement benefits subsequently received previously accrued benefits based upon the distribution method elected by such participant, as described below. A similar plan with respect to the Non-Board I Funds was frozen effective December 31, 2007.

3.	Mr. Wruble became Chairman of the Board I Funds on January 1, 2007.

4.	Includes $36 deferred by Mr. Wruble under the “Compensation Deferral Plan” described below.

5.

In lieu of receiving an estimated annual benefit amount of $7,374 for his service as a director or trustee to the Board I funds, Mr. Wruble elected to have an actuarially equivalent lump sum amount contributed to his Compensation Deferral Plan account subsequent to the freezing of the Board I Funds’ retirement plan. The amount set forth in the table above also includes $58,494 for estimated annual benefits for serving as a director or trustee of 10 other Oppenheimer funds that are not the Non-Board I Funds. In lieu of receiving that estimated annual benefit, Mr. Wruble has elected to have an actuarially equivalent lump sum distributed to the Compensation Deferral Plan subsequent to the freezing of the Non-Board I Funds’ retirement plan.

6.	Includes $140,000 paid to Mr. Wruble for serving as a director or trustee of the Non-Board I Funds.

7.	Mr Downes was appointed as Trustee of the Board I Funds on August 1, 2007, which was subsequent to the freezing of the Board I retirement plan.

8.

This amount represents the estimated benefits that would be payable to Mr. Downes for serving as a director or trustee of the Non-Board I Funds. In lieu of receiving this estimated annual benefit, Mr. Downes has elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Non-Board I Funds’ retirement plan.

9.	Includes $155,000 paid to Mr. Downes for serving as a director or trustee of the Non-Board I Funds.

10.

In lieu of receiving an estimated annual benefit for his service as a director or trustee to the Board I funds, Mr. Fink elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Board I Funds’ retirement plan.

11.

In lieu of receiving an estimated annual benefit amount of $62,085 for his service as a director or trustee to the Board I Funds, Mr. Galli elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Board I Funds’ retirement plan. The amount set forth in the table above also includes $75,514 for estimated annual benefits for serving as a director or trustee of the Non-Board I Funds. Mr. Galli has elected to receive this annual benefit in an annuity.

12.	Includes $140,000 paid to Mr. Galli for serving as a director or trustee of the Non-Board I Funds.

13.	Includes $28 deferred by Mr. Griffiths under the “Compensation Deferral Plan” described below.

14.

In lieu of receiving an estimated annual benefit for service as a director or trustee to the Board I funds, this Trustee elected to have an actuarially equivalent lump sum amount contributed to his or her Compensation Deferral Plan account subsequent to the freezing of the Board I Funds’ retirement plan.

15.	Includes $13 deferred by Ms. Miller under the “Compensation Deferral Plan” described below.

16.	Includes $4 deferred by Mr. Motley under the “Compensation Deferral Plan” described below.

17.	Includes $14 deferred by Mr. Wikler under the “Compensation Deferral Plan” described below.

18.	Includes $27 deferred by Mr. Wold under the “Compensation Deferral Plan” described below.

19.	Mr. Galli retired from the Boards of Board I funds effective September 30, 2008.

20.	Ms. Tynan was appointed as Trustee of the Board I funds on October 1, 2008.

Retirement Plan for Trustees. The Fund has adopted a retirement plan that provides for payments to retired Independent Trustees. Payments are up to 80% of the average compensation paid during a Trustee’s five years of service in which the highest compensation was received. A Trustee must serve as director or trustee for any of the Board I Funds for at least seven years in order to be eligible for retirement plan benefits and must serve for at least 15 years to be eligible for the maximum benefit. The Board has frozen the retirement plan with respect to new accruals as of December 31, 2006 (the “Freeze Date”). Retirees as of the Freeze Date will continue to receive benefits under the previous terms of the Plan. Each Trustee continuing to serve on the Board of any of the Board I Funds after the Freeze Date (each such Trustee a “Continuing Board Member”) may elect to have his frozen benefit (i.e., an amount equivalent to the actuarial present value of his benefit under the retirement plan as of the Freeze Date) (i) paid at once or over time, (ii) rolled into the Compensation Deferral Plan described below, or (iii) in the case of Continuing Board Members having at least 7 years of service as of the Freeze Date paid in the form of an annual benefit or joint and survivor annual benefit. The Board determined to freeze the retirement plan after considering a recent trend among corporate boards of directors to forego retirement plan payments in favor of current compensation.

■

Compensation Deferral Plan. The Board of Trustees has adopted a Compensation Deferral Plan for Independent Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from certain Board I Funds. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan is determined based upon the amount of compensation deferred and the performance of the selected funds.

Deferral of the Trustees’ fees under the plan will not materially affect the Fund’s assets, liabilities or net income per share. The plan will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the SEC, a fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee’s deferred compensation account.

■	Major Shareholders. As of July 3, 2008, the only persons or entities who owned of record or were known by the Fund to own beneficially 5% or more of any class of the Fund’s outstanding shares were:

Oppenheimer Rochester Arizona Municipal Fund

OppenheimerFunds, Inc., C/O Kristie Feinberg, Bldg 2, 6803 South Tucson Way, Centennial, CO 80112-3924, which owned 1,251,114.313 Class A shares (representing approximately 49.70% of the Fund’s then outstanding Class A shares).

Edward D Jones & Co., Attn. Mutual Fund Shareholder Accounting, 201 Progress Parkway, Maryland Heights, MO 63043-3009, which owned 442,271.463 Class A shares (representing approximately 17.56% of the Fund’s then outstanding Class A shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 164,397.240 Class A shares (representing approximately 6.53% of the Fund’s then outstanding Class A shares).

Debra Nickelson, 15653 North 18th Street, Phoenix, AZ 85022-3392, which owned 4,291.027 Class B shares (representing approximately 17.00% of the Fund’s then outstanding Class B shares).

Ellen R. Dietz, TOD Walter Bourguignon Subject to STA TOD Rules NY, 120 South Tonto Street Apt. 5, Payson, AZ 85541-4383, which owned 3,859.217 Class B shares (representing approximately 15.29% of the then outstanding Class B shares).

First Clearing LLC, Mary Anne Orsi Revocable Family Trust, P.O. Box 30055, Phoenix, AZ 85046-0055, which owned 3,501.165 Class B shares (representing approximately 13.87% of the Fund’s then outstanding Class B shares).

Edward D Jones & Co., Attn. Mutual Fund Shareholder Accounting, 201 Progress Parkway, Maryland Heights, MO 63043-3009, which owned 3,213.987 Class B shares (representing approximately 12.73% of the Fund’s then outstanding Class B shares).

Bert Casillas & Denise Christina Casillas, JT TEN WROS NOT TC, 7027 North Bond Road, McNeal, AZ 85617-9694 which owned 2,658.204 Class B shares (representing approximately 10.53% of the Fund’s then outstanding Class B shares).

First Clearing LLC, Lagomarsino Revocable Trust, Louis C. Lagomarsino TTEE, 8440 East San Marino Drive, Scottsdale, AZ 85258-2445, which owned 1,421.160 Class B shares (representing approximately 5.63% of the Fund’s then outstanding Class B shares).

Joseph F. Scalise & Sandra L. Scalise JT TEN, 4273 West Walton Way, Chandler, AZ 85226-62011, which owned 1,271.511 Class B shares (representing approximately 5.03% of the Fund’s then outstanding Class B shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 178,852.220 Class C shares (representing approximately 45.25% of the Fund’s then outstanding Class C shares).

Oppenheimer Rochester Maryland Municipal Fund

OppenheimerFunds, Inc., C/O Kristie Feinberg, Bldg 2, 6803 South Tucson Way, Centennial, CO 80112-3924, which owned 847,500.206 Class A shares (representing approximately 23.18% of the Fund’s then outstanding Class A shares).

Citigroup Global Mkts Inc., Attn Cindy Tempesta, 7th Floor 333 West 34th Street, New York, NY 10001-2483, which owned 755,3277.927 Class A shares (representing approximately 20.66% of the Fund’s then outstanding Class A shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 566,353.244 Class A shares (representing approximately 15.49% of the Fund’s then outstanding Class A shares).

Edward D Jones & Co., Attn. Mutual Fund Shareholder Accounting, 201 Progress Parkway, Maryland Heights, MO 63043-3009, which owned 406,468.204 Class A shares (representing approximately 11.11% of the Fund’s then outstanding Class A shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 61,561.739 Class B shares (representing approximately 64.88% of the Fund’s then outstanding Class B shares).

Citigroup Global Mkts Inc., Attn Cindy Tempesta, 7th Floor 333 West 34th Street, New York, NY 10001-2483, which owned 4,918.318 Class B shares (representing approximately 5.18% of the Fund’s then outstanding Class B shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 833,386.526 Class C shares (representing approximately 59.75% of the Fund’s then outstanding Class C shares).

Citigroup Global Markets Inc., Attn Cindy Tempesta, 7th Floor 333 West 34th Street, New York, NY 10001-2483, which owned 170,163.847 Class C shares (representing approximately 12.20% of the Fund’s then outstanding Class C shares).

Edward D Jones & Co., Attn. Mutual Fund Shareholder Accounting, 201 Progress Parkway, Maryland Heights, MO 63043-3009, which owned 73,689.076 Class C shares (representing approximately 5.28% of the Fund’s then outstanding Class C shares).

Oppenheimer Rochester Massachusetts Municipal Fund

OppenheimerFunds, Inc., C/O Kristie Feinberg, Bldg 2, 6803 South Tucson Way, Centennial, CO 80112-3924, which owned 827,750.594 Class A shares (representing approximately 26.36% of the Fund’s then outstanding Class A shares).

Stockcross Financail Services, Donald McKinlay Woodford MD, 77 Summer Street, Boston, MA 02110, which owned 159,108.990 Class A shares (representing approximately 5.06% of the Fund’s then outstanding Class A shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 14,343.702 Class B shares (representing approximately 13.99% of the Fund’s then outstanding Class B shares).

First Clearing LLC, Charles W. Frascotti, 28 Congress TERR, Milford, MA 01945-2726, which owned 6,329.692 Class B shares (representing approximately 6.17% of the Fund’s then outstanding Class B shares).

First Clearing LLC, Elissa Zonis, 4 Spray Avenue, Marblehead, MA 01945-2726, which owned 5,343.488 Class B shares (representing approximately 6.17% of the Fund’s then outstanding Class B shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 182,410.592 Class C shares (representing approximately 23.90% of the Fund’s then outstanding Class C shares).

Morgan Stanley & Co., Attn Mutual Funds Operations, Harbourside Financial Center, Plaza II, 3rd Floor, Jersey City, NJ 07311, which owned 111,544.483 Class C shares (representing approximately 14.61% of the Fund’s then outstanding Class C shares).

Keith G. Capone & Donna A Capone, JT TEN WROS NOT TC, TOD0Subject to STA TOD Rules MA, 463 White Pond Road, Leominister, MA 01453-6510, which owned 46,143.660 Class C shares (representing approximately 6.04% of the Fund’s then outstanding Class C shares).

Oppenheimer Rochester Michigan Municipal Fund

OppenheimerFunds, Inc., C/O Kristie Feinberg, Bldg 2, 6803 South Tucson Way, Centennial, CO 80112-3924, which owned 2,127,534.907 Class A shares (representing approximately 63.96% of the Fund’s then outstanding Class A shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 26,678.176 Class B shares (representing approximately 32.18% of the Fund’s then outstanding Class B shares).

Edward D Jones & Co., Attn. Mutual Fund Shareholder Accounting, 201 Progress Parkway, Maryland Heights, MO 63043-3009, which owned 16,633.960 Class B shares (representing approximately 20.06% of the Fund’s then outstanding Class B shares).

Oppenheimer & Co. Inc. FBO Yolande E. Durecki Trustee, Yolande E. Durecki REV Living TR UA DTD 1-22-96, 14018 Basilisco Chase, Shelby Township, MI 48315, which owned 6,960.237 Class B shares (representing approximately 8.39% of the Fund’s then outstanding Class B shares).

Suzanne K. Nelson TOD Kenneth A Collver & Monica A Davey, Subject to STA TOD Rules MI, 2013 Cooper Ave, Sagina, MI 48607, which owned 6,440.017 Class B shares (representing approximately 7.76% of the Fund’s then outstanding Class B shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 112,411.049 Class C shares (representing approximately 17.87% of the Fund’s then outstanding Class C shares).

Raymond James & Associates, Inc., FBO Joann Diebolt Trust, Joann Diebolt TTEE Nov. 26, 1997 as amended, 219 Saint Lawrence Blvd., Northville, MI 48168-15571, which owned 50,897.455 Class C shares (representing approximately 7.90% of the Fund’s then outstanding Class C shares).

Edward D Jones & Co., Attn. Mutual Fund Shareholder Accounting, 201 Progress Parkway, Maryland Heights, MO 63043-3009, which owned 49,687.117 Class C shares (representing approximately 7.90% of the Fund’s then outstanding Class C shares).

Oppenheimer Rochester Minnesota Municipal Fund

OppenheimerFunds, Inc., C/O Kristie Feinberg, Bldg 2, 6803 South Tucson Way, Centennial, CO 80112-3924, which owned 1,111,586.928 Class A shares (representing approximately 52.52% of the Fund’s then outstanding Class A shares).

Edward D Jones & Co., Attn. Mutual Fund Shareholder Accounting, 201 Progress Parkway, Maryland Heights, MO 63043-3009, which owned 188,742.510 Class A shares (representing approximately 8.91% of the Fund’s then outstanding Class A shares).

Charles Schwab & Co. Inc., Special Custody Account for the Exclusive Benefit of Customers, Attn Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4122, which owned 123,061.896 Class A shares (representing approximately 5.81% of the Fund’s then outstanding Class A shares).

Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-9998, which owned 6,723.551 Class B shares (representing approximately 11.82% of the Fund’s then outstanding Class B shares).

Walter M. Johnson, TOD-SUBJ TO STA TOD Rules MN, 1051 3rd Street, Dawson, MN 56232-2169, which owned 5,843.820 Class B shares (representing approximately 10.27% of the Fund’s then outstanding Class B shares).

Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-9998, which owned 4,300.461 Class B shares (representing approximately 7.56% of the Fund’s then outstanding Class B shares).

Diana F. Wegscheid & Gilbert W. Wegscheid, TR UA May 02, 2008, Diana F. Wegscheid Rev Trust, P.O. Box 336, New York Mills, MN 56567-0336, which owned 4,051.296 Class B shares (representing approximately 7.12% of the Fund’s then outstanding Class B shares).

Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-9998, which owned 3,868.263 Class B shares (representing approximately 6.80% of the Fund’s then outstanding Class B shares).

Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-9998, which owned 3,845.785 Class B shares (representing approximately 6.76% of the Fund’s then outstanding Class B shares).

First Clearing LLC, James Y. Switzer and Charlotte K. Switzer Massey, 752 East 38th Street, Hialeah, FL 33013-2851, which owned 3,587.595 class B shares (representing approximately 6.31% of the Fund’s the outstanding Class B shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 17,345.549 Class C shares (representing approximately 8.38% of the Fund’s then outstanding Class C shares).

American Enterprise Investment FBO 600619181, P.O. Box 9446, Minneapolis, MN 55474, which owned 16,273.393 Class C shares (representing approximately 7.87% of the Fund’s then outstanding Class C shares).

Edward D Jones & Co., Attn. Mutual Fund Shareholder Accounting, 201 Progress Parkway, Maryland Heights, MO 63043-3009, which owned 13,085.398 Class C shares (representing approximately 6.32% of the Fund’s then outstanding Class C shares).

Madeline Grim, 7655 Route 309, New Tripoli, PA 18066-4210, which owned 11,877.127 Class C shares (representing approximately 5.74% of the Fund’s then outstanding Class C shares).

Oppenheimer Rochester North Carolina Municipal Fund

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 1,150,489.687 Class A shares (representing approximately 28.81% of the Fund’s then outstanding Class A shares).

OppenheimerFunds, Inc., C/O Kristie Feinberg, Bldg 2, 6803 South Tucson Way, Centennial, CO 80112-3924, which owned 1,202,669.063 Class A shares (representing approximately 30.12% of the Fund’s then outstanding Class A shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 1,150,489.687 Class A shares (representing approximately 28.81% of the Fund’s then outstanding Class A shares).

Edward D Jones & Co., Attn. Mutual Fund Shareholder Accounting, 201 Progress Parkway, Maryland Heights, MO 63043-3009, which owned 335,886.372 Class A shares (representing approximately 8.41% of the Fund’s then outstanding Class A shares).

Citigroup Global Markets Inc., Attn Cindy Tempesta, 7th Floor 333 West 34th Street, New York, NY 10001-2483, which owned 315,432.510 Class B shares (representing approximately 7.89% of the Fund’s then outstanding Class B shares).

LPL Financial, FBO: Customer Accounts, Attn: Mutual Fund Operations, P.O. Box Box 509046, San Diego, CA 92150-9046, which owned 218,995.307 Class A shares (representing approximately 5.48% of the Fund’s then outstanding Class A shares).

Citigroup Global Markets Inc., Attn Cindy Tempesta, 7th Floor 333 West 34th Street, New York, NY 10001-2483, which owned 17,999.815 Class B shares (representing approximately 29.63% of the Fund’s then outstanding Class B shares).

Edward D Jones & Co., Attn. Mutual Fund Shareholder Accounting, 201 Progress Parkway, Maryland Heights, MO 63043-3009, which owned 12,372.808 Class B shares (representing approximately 20.37% of the Fund’s then outstanding Class B shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 8,957.504 Class B shares (representing approximately 14.74% of the Fund’s then outstanding Class B shares).

Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-9998, which owned 6,136.123 Class B shares (representing approximately 10.10% of the Fund’s then outstanding Class B shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 376,918.238 Class C shares (representing approximately 41.53% of the Fund’s then outstanding Class C shares).

Oppenheimer Rochester Ohio Municipal Fund

OppenheimerFunds, Inc., C/O Kristie Feinberg, Bldg 2, 6803 South Tucson Way, Centennial, CO 80112-3924, which owned 879,931.283 Class A shares (representing approximately 19.14% of the Fund’s then outstanding Class A shares).

Edward D Jones & Co., Attn. Mutual Fund Shareholder Accounting, 201 Progress Parkway, Maryland Heights, MO 63043-3009, which owned 292,903.004 Class A shares (representing approximately 6.37% of the Fund’s then outstanding Class A shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 287,129.725 Class B shares (representing approximately 6.24% of the Fund’s then outstanding Class B shares).

David L Karlen, TOD Arthur E Foote, Subject to TOD STA Rules, 6110 East Sparta Avenue SE, East Sparta, OH 44626-9303, which owned 68,155.451 Class B shares (representing approximately 30.96% of the Fund’s then outstanding Class B shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 43,429.060 Class B shares (representing approximately 19.72% of the Fund’s then outstanding Class B shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 630,561.351 Class C shares (representing approximately 37.06% of the Fund’s then outstanding Class C shares).

Oppenheimer Rochester Virginia Municipal Fund

OppenheimerFunds, Inc., C/O Kristie Feinberg, Bldg 2, 6803 South Tucson Way, Centennial, CO 80112-3924, which owned 676,532.303 Class A shares (representing approximately 30.16% of the Fund’s then outstanding Class A shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 274,042.572 Class A shares (representing approximately 12.21% of the Fund’s then outstanding Class A shares).

Citigroup Global Markets, Inc., Attn. Cindy Tempesta, 7th Floor 333 West 34th Street, New York, NY 10001-2483, which owned 147,362.899 Class A shares (representing approximately 6.57% of the Fund’s then outstanding Class A shares).

Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-9998, which owned 116,958.149 Class A shares (representing approximately 5.21% of the Fund’s then outstanding Class A shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 14,545.303 Class B shares (representing approximately 19.98% of the Fund’s then outstanding Class B shares).

NFS LLC FEBO Paula Heller Tenenbaum TTEE, The Paula Heller Tenenbaum TRU U/A 6/6/01, 204 West Kilbride, Williamsburg, VA 23188, which owned 9,673.249 Class B shares (representing 13.22% of the Fund’s then outstanding Class B shares).

NFS LLC FEBO# Patrick D. Hanely Susan C. Hanley, 137 Running Pine, Richmond, VA 23238, which owned 8,052.388 Class B shares (representing 11.00% of the Fund’s then outstanding Class B shares).

Edward D Jones & Co., Attn. Mutual Fund Shareholder Accounting, 201 Progress Parkway, Maryland Heights, MO 63043-3009, which owned 6,815.969 Class B shares (representing approximately 9.31% of the Fund’s then outstanding Class B shares).

NFS LLC FEBO Melvyn S. Tenenbaum, 204 West Kilbride, Williamsburg, VA 23188, which owned 6,537.727 Class B shares (representing 8.93% of the Fund’s then outstanding Class B shares).

E Trade Clearing LLC, P.O. Box 989030, West Sacramento, CA95798-9030, which owned 6,436.355 Class B shares (representing 8.80% of the Fund’s then outstanding Class B shares).

Starr L. Janicki, TOD-Subject to STA TOD Rules VA, 5077 Lauderdale Avenue, Virginia Beach, VA 23455-1329, which owned 3,892.234 Class B shares (representing 5.32% of the Fund’s then outstanding Class B shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 193,535.790 Class C shares (representing approximately 31.88% of the Fund’s then outstanding Class C shares).

Citigroup Global Markets, Inc., Attn. Cindy Tempesta, 7th Floor 333 West 34th Street, New York, NY 10001-2483, which owned 89,865.489 Class C shares (representing approximately 14.80% of the Fund’s then outstanding Class C shares).

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services organization.

     |X|     Code of Ethics. The Fund, the Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund’s portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Funds and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

     The Code of Ethics is an exhibit to the Fund’s registration statement filed with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at 1.202.551.8090. The Code of Ethics can also be viewed as part of the Fund’s registration statement on the SEC’s EDGAR database at the SEC’s Internet website at . Copies may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov. , or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

|X|     The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund’s portfolio and handles its day-to-day business. Each agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to the Fund’s operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

The Fund pays expenses not expressly assumed by the Manager under its advisory agreement. Each investment advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, fees to Independent Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs, brokerage commissions, and non-recurring expenses, including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund’s net assets represented by that class. The management fee paid by the Fund to the Manager during its last two fiscal years were:

Oppenheimer Rochester Arizona Municipal Fund

Fiscal Year ended 3/31	Management Fees Paid to OppenheimerFunds, Inc.
2007	$18,420
2008	$142,818

Oppenheimer Rochester Maryland Municipal Fund

Fiscal Year ended 3/31	Management Fees Paid to OppenheimerFunds, Inc.
2007	$25,003
2008	$171,495

Oppenheimer Rochester Massachusetts Municipal Fund

Fiscal Year ended 3/31	Management Fees Paid to OppenheimerFunds, Inc.
2007	$42,634
2008	$178,989

Oppenheimer Rochester Michigan Municipal Fund

Fiscal Year ended 3/31	Management Fees Paid to OppenheimerFunds, Inc.
2007	$53,586
2008	$222,281

Oppenheimer Rochester Minnesota Municipal Fund

Fiscal Year ended 3/31	Management Fees Paid to OppenheimerFunds, Inc.
2007	$14,086
2008	$94,668

Oppenheimer Rochester North Carolina Municipal Fund

Fiscal Year ended 3/31	Management Fees Paid to OppenheimerFunds, Inc.
2007	$27,507
2008	$229,261

Oppenheimer Rochester Ohio Municipal Fund

Fiscal Year ended 3/31	Management Fees Paid to OppenheimerFunds, Inc.
2007	$58,359
2008	$293,977

Oppenheimer Rochester Virginia Municipal Fund

Fiscal Year ended 3/31	Management Fees Paid to OppenheimerFunds, Inc.
2007	$31,416
2008	$116,750

The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains in connection with matters to which the agreement relates.

The agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name “Oppenheimer” in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the Manager may withdraw the Fund’s right to use the name “Oppenheimer” as part of its name.

Pending Litigation. During 2009, a number of complaints have been filed in federal courts against the Manager, the Distributor, and certain other mutual funds ("Defendant Funds") advised by the Manager and distributed by the Distributor. The complaints naming the Defendant Funds also name certain officers and trustees and former trustees of the respective Defendant Fund. The plaintiffs are seeking class action status on behalf of those who purchased shares of the respective Defendant Fund during a particular time period. The complaints against the Defendant Funds raise claims under federal securities laws to the effect that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund's investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses.

     A complaint brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not against the Fund), on behalf of the Oregon College Savings Plan Trust alleges a variety of claims, including breach of contract, breach of fiduciary duty, negligence and violation of state securities laws. Plaintiffs seek compensatory damages, equitable relief and an award of attorneys' fees and litigation expenses.

Other complaints have been filed in state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates, regarding the alleged investment fraud perpetrated by Bernard Madoff and his firm ("Madoff"). Those lawsuits, in 2008 and 2009, allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.

The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds' Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the individual independent Trustees named in those suits. While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer Funds.

Portfolio Managers. The Fund’s portfolio is managed by a team of investment professionals including Ronald H. Fielding, Daniel G. Loughran, Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Marcus V. Franz and Michael L. Camarella (each is referred to as a “Portfolio Manager” and collectively they are referred to as the “Portfolio Managers”) who are responsible for the day-to-day management of the Fund’s investments.

Other Accounts Managed. In addition to managing the Fund’s investment portfolio, Messrs. Fielding, Loughran, Cottier, Willis, DeMitry, Franz and Camarella also manage other investment portfolios and other accounts on behalf of the Manager or its affiliates. The following table provides information regarding the other portfolios and accounts managed by the Portfolio Managers as of March 31, 2008. No account has a performance-based advisory fee:

Portfolio Manager	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed[1]	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed[1]	Other Accounts Managed	Total Assets in Other Accounts Managed[2]
Ronald H. Fielding	10	29,966.7	None	None	None	None
Daniel G. Loughran	10	29,966.7	None	None	None	None
Scott S. Cottier	10	29,966.7	None	None	None	None
Troy E. Willis	10	29,966.7	None	None	None	None
Mark R. DeMitry	10	29,966.7	None	None	None	None
Marcus V. Franz	10	29,966.7	None	None	None	None
Michael L. Camarella	10	29,966.7	None	None	None	None

1. In millions.

2. Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

As indicated above, the Portfolio Managers also manage other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Funds. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund’s investment objectives and strategies. For example the Portfolio Managers may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or they may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund named in this SAI. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Fund named in this SAI, the Manager could have an incentive to favor the other fund or account. However, the Manager's compliance procedures and Code of Ethics recognize the Manager’s fiduciary obligation to treat all of its clients, including these Funds, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, the Fund’s Portfolio Managers may manage other funds or accounts with investment objectives and strategies similar to those of the Funds, or they may manage funds or accounts with different investment objectives and strategies.

■     Compensation of the Portfolio Managers. The Fund’s Portfolio Managers are employed and compensated by the Manager, not the Funds. Under the Manager’s compensation program for its portfolio managers and portfolio analysts, Fund performance is the most important element of compensation with half of annual cash compensation based on relative investment performance results of the funds and accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers’ and analysts’ interests with the success of the funds and accounts and their investors. The Manager’s compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of March 31, 2008, the Portfolio Managers’ compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and stock appreciation rights in regard to the common stock of the Manager’s holding company parent. Senior portfolio managers may also be eligible to participate in the Manager’s deferred compensation plan.

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help the Manager attract and retain talent. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund’s pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. The majority (80%) is based on three and five year data, with longer periods weighted more heavily. Below median performance in all three periods results in an extremely low, and in some cases no, performance based bonus. The Lipper benchmark with respect to the Fund is the respective state’s Lipper – Municipal Debt Funds category. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Managers’ compensation is not based on the total value of the Fund’s portfolio assets, although the Fund’s investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds managed by the Portfolio Managers. The compensation structure of the other funds managed by the Portfolio Managers is the same as the compensation structure of the Funds, described above.

     Ownership of Fund Shares. As of March 31, 2008, none of the Portfolio Managers beneficially owned any shares of the Funds.

Brokerage Policies of the Funds

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to arrange for the portfolio transactions for the Fund. The investment advisory agreement contains provisions relating to the employment of broker-dealers to effect the Fund’s portfolio transactions. The Manager is authorized by the advisory agreement to employ broker-dealers, including “affiliated brokers”, as that term is defined in the Investment Company Act, that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Funds to obtain, at reasonable expense, the “best execution” of the Fund’s portfolio transactions. “Best execution” means prompt and reliable execution at the most favorable price obtainable for the services provided. The Manager need not seek competitive commission bidding. However, it is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Trustees.

Under the investment advisory agreement, in choosing brokers to execute portfolio transactions for the Fund, the Manager may select brokers (other than affiliates) that provide brokerage and/or research services to the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to those brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and other applicable rules and procedures described below.

The Manager’s traders allocate brokerage based upon recommendations from the Manager’s portfolio managers, together with the portfolio traders’ judgment as to the execution capability of the broker or dealer. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager’s executive officers supervise the allocation of brokerage.

     Most securities purchases made by the Fund are in principal transactions at net prices. The Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless the Manager determines that a better price or execution may be obtained by using the services of a broker. Therefore, the Fund does not incur substantial brokerage costs. Portfolio securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter in the price of the security. Portfolio securities purchased from dealers include a spread between the bid and asked price. In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the investment to which the option relates.

     Other accounts advised by the Manager have investments policies similar to those of the Fund. Those other accounts may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. If two or more accounts advised by the Manager purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account. When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates. The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

     Rule 12b-1 under the Investment Company Act prohibits any fund from compensating a broker or dealer for promoting or selling the fund’s shares by (1) directing to that broker or dealer any of the fund’s portfolio transactions, or (2) directing any other remuneration to that broker or dealer, such as commissions, mark-ups, mark downs or other fees from the fund’s portfolio transactions, that were effected by another broker or dealer (these latter arrangements are considered to be a type of “step-out” transaction). In other words, a fund and its investment adviser cannot use the fund’s brokerage for the purpose of rewarding broker-dealers for selling the fund’s shares.

However, the Rule permits funds to effect brokerage transactions through firms that also sell fund shares, provided that certain procedures are adopted to prevent a quid pro quo with respect to portfolio brokerage allocations. As permitted by the Rule, the Manager has adopted procedures (and the Fund’s Board of Trustees has approved those procedures) that permit the Funds to direct portfolio securities transactions to brokers or dealers that also promote or sell shares of the Funds, subject to the “best execution” considerations discussed above. Those procedures are designed to prevent: (1) the Manager’s personnel who effect the Fund’s portfolio transactions from taking into account a broker’s or dealer’s promotion or sales of Fund shares when allocating the Fund’s portfolio transactions, and (2) the Fund, the Manager and the Distributor from entering into agreements or understandings under which the Manager directs or is expected to direct the Fund’s brokerage directly, or through a “step-out” arrangement, to any broker or dealer in consideration of that broker’s or dealer’s promotion or sale of the Fund’s shares or the shares of any of the other Oppenheimer funds.

The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful both to the Fund and to one or more of the other accounts of the Manager or its affiliates. Investment research may be supplied to the Manager by the broker or by a third party at the instance of a broker through which trades are placed.

Investment research services include information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

Although the Manager currently does not do so, the Board of Trustees may permit the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker’s own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board of Trustees may also permit the Manager to use commissions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund’s portfolio or are being considered for purchase. The Manager provides information to the Board of the Funds about the commissions paid to brokers furnishing such services, together with the Manager’s representation that the amount of such commissions was reasonably related to the value or benefit of such services.

Fiscal Year Ended 03/31,	Total Brokerage Commissions Paid by the Funds
2007	$0
2008	$0

Amounts do not include spreads or commissions on principal transactions on a net trade basis.

Distribution and Service Plans

The Distributor. Under its General Distributor’s Agreement with the Fund, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares.

The sales charges and concessions paid to, or retained by, the Distributor from the sale of shares and the contingent deferred sales charges retained by the Distributor on the redemption of shares during the Fund’s two most recent fiscal year is shown in the tables below.

Oppenheimer Rochester Arizona Municipal Fund

Fund	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor[1]	Concessions on Class A Shares Advanced by Distributor[2]	Concessions on Class B Shares Advanced by Distributor[2]	Concessions on Class C Shares Advanced by Distributor[2]
2007	$37,750	$5,197	$1,900	$1,875	$6,814
2008	$116,472	$18,019	$13,930	$2,416	$16,442

Oppenheimer Rochester Maryland Municipal Fund

Fund	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor[1]	Concessions on Class A Shares Advanced by Distributor[2]	Concessions on Class B Shares Advanced by Distributor[2]	Concessions on Class C Shares Advanced by Distributor[2]
2007	$77,425	$12,946	$0	$13,392	$13,783
2008	$311,509	$43,122	$29,656	$12,340	$78,065

Oppenheimer Rochester Massachusetts Municipal Fund

Fund	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor[1]	Concessions on Class A Shares Advanced by Distributor[2]	Concessions on Class B Shares Advanced by Distributor[2]	Concessions on Class C Shares Advanced by Distributor[2]
2007	$137,378	$29,199	$10,275	$14,323	$13,809
2008	$216,891	$42,849	$37,835	$13,610	$34,649

Oppenheimer Rochester Michigan Municipal Fund

Fund	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor[1]	Concessions on Class A Shares Advanced by Distributor[2]	Concessions on Class B Shares Advanced by Distributor[2]	Concessions on Class C Shares Advanced by Distributor[2]
2007	$110,584	$22,305	$6,984	$16,631	$16,836
2008	$133,681	$20,992	$6,600	$18,827	$41,818

Oppenheimer Rochester Minnesota Municipal Fund

Fund	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor[1]	Concessions on Class A Shares Advanced by Distributor[2]	Concessions on Class B Shares Advanced by Distributor[2]	Concessions on Class C Shares Advanced by Distributor[2]
2007	$39,666	$5,335	$206	$162,940	$806
2008	$154,517	$23,546	$3,475	$10,686	$15,617

Oppenheimer Rochester North Carolina Municipal Fund

Fund	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor[1]	Concessions on Class A Shares Advanced by Distributor[2]	Concessions on Class B Shares Advanced by Distributor[2]	Concessions on Class C Shares Advanced by Distributor[2]
2007	$77,165	$13,043	$0	$2,231	$30,546
2008	$286,810	$37,591	$63,437	$9,381	$39,543

Oppenheimer Rochester Ohio Municipal Fund

Fund	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor[1]	Concessions on Class A Shares Advanced by Distributor[2]	Concessions on Class B Shares Advanced by Distributor[2]	Concessions on Class C Shares Advanced by Distributor[2]
2007	$148,759	$33,995	$14,025	$18,467	$24,771
2008	$378,931	$63,995	$42,330	$28,096	$87,181

Oppenheimer Rochester Virginia Municipal Fund

Fund	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor[1]	Concessions on Class A Shares Advanced by Distributor[2]	Concessions on Class B Shares Advanced by Distributor[2]	Concessions on Class C Shares Advanced by Distributor[2]
2007	$61,377	$12,537	$1,400	$5,093	$7,385
2008	$151,335	$29,627	$10,253	$9,118	$22,278

1.     Includes amounts retained by a broker-dealer that is an affiliate or a parent of the Distributor.

2.     The Distributor advances concession payments to financial intermediaries for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

Oppenheimer Rochester Arizona Municipal Fund

Fund	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
2007	$0	$0	$0
2008	$29,586	$7	$2,377

Oppenheimer Rochester Maryland Municipal Fund

Fund	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
2007	$0	$3	$0
2008	$376	$262	$5,709

Oppenheimer Rochester Massachusetts Municipal Fund

Fund	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
2007	$0	$397	$0
2008	$16,128	$6,060	$1,198

Oppenheimer Rochester Michigan Municipal Fund

Fund	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
2007	$0	$4	$529
2008	$470	$3,348	$4,558

Oppenheimer Rochester Minnesota Municipal Fund

Fund	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
2007	$0	$1	$0
2008	$0	$32	$110

Oppenheimer Rochester North Carolina Municipal Fund

Fund	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
2007	$0	$1	$0
2008	$139	$6	$2,836

Oppenheimer Rochester Ohio Municipal Fund

Fund	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
2007	$0	$8	$0
2008	$11,997	$478	$9,124

Oppenheimer Rochester Virginia Municipal Fund

Fund	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
2007	$0	$0	$20
2008	-$95	$6	$3,626

     Distribution and Service Plans. The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board of Trustees, including a majority of the Independent Trustees1, cast in person at a meeting called for the purpose of voting on that plan.

     Under the Plans, the Manager and the Distributor may make payments to affiliates. In their sole discretion, they may also from time to time make substantial payments from their own resources, which include the profits the Manager derives from the advisory fees it receives from the Fund, to compensate brokers, dealers, financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Fund’s shares. These payments, some of which may be referred to as “revenue sharing,” may relate to the Fund’s inclusion on a financial intermediary’s preferred list of funds offered to its clients.

Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund’s Board of Trustees and its Independent Trustees specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the Investment Company Act) of the outstanding shares of that class.

The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of the Fund automatically convert into Class A shares 72 months after purchase, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A plan that would materially increase payments under the plan. That approval must be by a majority of the shares of each class, voting separately by class.

While the plans are in effect, the Treasurer of the Funds shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review. The reports shall detail the amount of all payments made under a plan, and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

Each plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not “interested persons” of the Fund are committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

Under the plans for a class, no payment will be made to any recipient in any period in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Trustees.

■     Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as “recipients”) for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund’s investment plans available and providing other services at the request of the Fund or the Distributor. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Distributor makes payments to recipients periodically at an annual rate not to exceed 0.25% of the average annual Class A shares net assets held in the accounts of the recipients or their customers.

      The Distributor does not receive or retain the service fee on Class A shares in accounts for which the Distributor has been listed as the broker-dealer of record. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so, except in the case of shares purchased prior to March 1, 2007 with respect to certain group retirement plans that were established prior to March 1, 2001 (“grandfathered retirement plans”). Prior to March 1, 2007, the Distributor paid the 0.25% service fee for grandfathered retirement plans in advance for the first year and retained the first year's service fee paid by the Fund with respect to those shares. After the shares were held for a year, the Distributor paid the ongoing service fees to recipients on a periodic basis. Such shares are contingent deferred sales charge if they are redeemed within 18 months. If Class A shares purchased in a grandfathered retirement plan prior to March 1, 2007 are redeemed within the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of those fees. For Class A shares purchased in grandfathered retirement plans on or after March 1, 2007, the Distributor does not make any payment in advance and does not retain the service fee for the first year. Such shares are not subject to the contingent deferred sales charge.

Fund (Fiscal Year Ended March 31, 2008 )	Total Payments under the Plan	Amount Retained by the Distributor[1]
Oppenheimer Rochester Arizona Municipal Fund	$24,690[2]	$57
Oppenheimer Rochester Maryland Municipal Fund	$31,877[3]	$48
Oppenheimer Rochester Massachusetts Municipal Fund	$47,809[4]	$5
Oppenheimer Rochester Michigan Municipal Fund	$36,338[5]	$7
Oppenheimer Rochester Minnesota Municipal Fund	$12,847[6]	$0
Oppenheimer Rochester North Carolina Municipal Fund	$55,768[7]	$312
Oppenheimer Rochester Ohio Municipal Fund	$67,416[8]	$27
Oppenheimer Rochester Virginia Municipal Fund	$26,609[9]	$40
1.	Amounts were retained by the Distributor under the arrangement described above, regarding grandfathered retirement accounts.

2.	Includes $55 paid to an affiliate of the Distributor’s parent company.

3.	Includes $139 paid to an affiliate of the Distributor’s parent company.

4.	Includes $1,373 paid to an affiliate of the Distributor’s parent company.

5.	Includes $632 paid to an affiliate of the Distributor’s parent company.

6.	Includes $281 paid to an affiliate of the Distributor’s parent company.

7.	Includes $446 paid to an affiliate of the Distributor’s parent company.

8.	Includes $1,294 paid to an affiliate of the Distributor’s parent company.

9.	Includes $417 paid to an affiliate of the Distributor’s parent company.

Any unreimbursed expenses the Distributor incurs with respect to Class A shares for any fiscal year may not be recovered in subsequent years. The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, other financial costs, or allocation of overhead.

|X|     Class B and Class C Distribution and Service Plan Fees. Under each plan, distribution and service fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. Each plan provides for the Distributor to be compensated at a flat rate, whether the Distributor’s distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid. The types of services that recipients provide are similar to the services provided under the Class A service plan, described above.

Each plan permits the Distributor to retain both the asset-based sales charges and the service fee on shares or to pay recipients the service fee on a periodic basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after Class B and Class C shares are purchased. After the first year shares are outstanding, after their purchase, the Distributor makes service fee payments periodically on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class B or Class C shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment made on those shares. Class B or Class C shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer. If the investor no longer has another broker-dealer of record for an existing account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor’s agent to purchase the shares. In those cases, the Distributor retains the asset-based sales charge paid on Class B and Class C shares, but does not retain any service fees as to the assets represented by that account.

The asset-based sales charge and service fees increase Class B and Class C expenses by 1.00% of the net assets per year of the respective classes.

The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B and/or Class C service fee and the asset-based sales charge to the dealer periodically in lieu of paying the sales concession and service fee in advance at the time of purchase.

     The asset-based sales charge on Class B and Class C shares allows investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charge to the Distributor for its services rendered in distributing Class B and Class C shares. The payments are made to the Distributor in recognition that the Distributor:

•	pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described above,

•

may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,

•	employs personnel to support distribution of Class B and Class C shares,

•	bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state “blue sky” registration fees and certain other distribution expenses,

•

may not be able to adequately compensate dealers that sell Class B and Class C shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,

•	receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge 12b-1 fees,

•	may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,

•

may experience increased difficulty selling the Fund’s shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and

•

may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

     During a calendar year, the Distributor’s actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the asset-based sales charges paid to the Distributor by the Fund under the distribution and service plans. Those excess expenses are carried over on the Distributor’s books and may be recouped from asset-based sales charge payments from the Funds in future years. However, the Distributor has voluntarily agreed to cap the amount of expenses under the plans that may be carried over from year to year and recouped that relate to (i) expenses the Distributor has incurred that represent compensation and expenses of its sales personnel and (ii) other direct distribution costs it has incurred, such as sales literature, state registration fees, advertising and prospectuses used to offer Fund shares. The cap on the carry-over of those categories of expenses is set at 0.70% of annual gross sales of shares of the Fund. If those categories of expenses exceed the capped amount, the Distributor bears the excess costs. If the Class B or Class C plan were to be terminated by the Fund, the Fund’s Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares prior to the termination of the plan.

Oppenheimer Rochester Arizona Municipal Fund

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 03/31/08
Class:	Total Payments Under Plan	Amount Retained by Distributor	Distributor’s Aggregate Unreimbursed Expenses Under Plan	Distributor’s Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$1,383[1]	$1,268	$4,289	2.61%
Class C Plan	$29,939[2]	$19,995	$32,770	0.86%

Oppenheimer Rochester Maryland Municipal Fund

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 03/31/08
Class:	Total Payments Under Plan	Amount Retained by Distributor	Distributor’s Aggregate Unreimbursed Expenses Under Plan	Distributor’s Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$6,424[1]	$5,394	$27,475	2.95%
Class C Plan	$75,769	$58,446	$159,568	1.24%
1.	Includes $1 paid to an affiliate of the Distributor’s parent company.

Oppenheimer Rochester Massachusetts Municipal Fund

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 03/31/08
Class:	Total Payments Under Plan	Amount Retained by Distributor	Distributor’s Aggregate Unreimbursed Expenses Under Plan	Distributor’s Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$9,149	$8,493	$21,196	2.03%
Class C Plan	$46,635[1]	$37,797	$83,502	1.24%

1.     Includes $914 paid to an affiliate of the Distributor’s parent company.

Oppenheimer Rochester Michigan Municipal Fund

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 03/31/08
Class:	Total Payments Under Plan	Amount Retained by Distributor	Distributor’s Aggregate Unreimbursed Expenses Under Plan	Distributor’s Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$8,016	$7,233	$34,832	3.79%
Class C Plan	$57,486[1]	$49,803	$80,149	1.16%

1.     Includes $385 paid to an affiliate of the Distributor’s parent company.

Oppenheimer Rochester Minnesota Municipal Fund

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 03/31/08
Class:	Total Payments Under Plan	Amount Retained by Distributor	Distributor’s Aggregate Unreimbursed Expenses Under Plan	Distributor’s Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$3,612	$3,453	$14,257	2.61%
Class C Plan	$11,118	$9,189	$28,492	1.26%

Oppenheimer Rochester North Carolina Municipal Fund

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 03/31/08
Class:	Total Payments Under Plan	Amount Retained by Distributor	Distributor’s Aggregate Unreimbursed Expenses Under Plan	Distributor’s Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$3,526[1]	$2,860	$11,912	1.62%
Class C Plan	$74,255	$54,929	$101,480	1.09%

1.     Includes $2 paid to an affiliate of the Distributor’s parent company.

Oppenheimer Rochester Ohio Municipal Fund

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 03/31/08
Class:	Total Payments Under Plan	Amount Retained by Distributor	Distributor’s Aggregate Unreimbursed Expenses Under Plan	Distributor’s Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$18,720[1]	$16,000	$43,139	1.86%
Class C Plan	$118,523[2]	$93,479	$163,949	1.02%
1.	Includes $23 paid to an affiliate of the Distributor’s parent company.

2.	Includes $265 paid to an affiliate of the Distributor’s parent company.

Oppenheimer Rochester Virginia Municipal Fund

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 03/31/08
Class:	Total Payments Under Plan	Amount Retained by Distributor	Distributor’s Aggregate Unreimbursed Expenses Under Plan	Distributor’s Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$3,729[1]	$3,406	$15,478	3.47%
Class C Plan	$31,271[2]	$26,384	$42,847	0.86%
1.	Includes $1 paid to an affiliate of the Distributor’s parent company.

2.	Includes $2 paid to an affiliate of the Distributor’s parent company.

     All payments under the plans are subject to the limitations imposed by the Conduct Rules of the FINRA on payments of asset-based sales charges and service fees.

Payments to Fund Intermediaries

Financial intermediaries may receive various forms of compensation or reimbursement from the Fund in the form of 12b-1 plan payments as described in the preceding section of this SAI. They may also receive reallowance of commissions from the Distributor, derived from sales charges paid by the clients of the financial intermediary, also as described in this SAI. Additionally, the Manager and/or the Distributor (including their affiliates) may make payments to financial intermediaries in connection with their offering and selling shares of the Fund and other Oppenheimer funds, providing marketing or promotional support, transaction processing and/or administrative services. Among the financial intermediaries that may receive these payments are brokers and dealers who sell and/or hold shares of the Fund, banks (including bank trust departments), registered investment advisers, insurance companies, retirement plan and qualified tuition program administrators, third party administrators, and other institutions that have selling, servicing or similar arrangements with the Manager or Distributor. The payments to intermediaries vary by the types of product sold, the features of the Fund share class and the role played by the intermediary.

Possible types of payments to financial intermediaries include, without limitation, those discussed below.

•	Payments made by the Fund, or by an investor buying or selling shares of the Fund may include:

•

depending on the share class that the investor selects, contingent deferred sales charges or initial front-end sales charges, all or a portion of which front-end sales charges are payable by the Distributor to financial intermediaries (see “About Your Account” in the Prospectus);

•

ongoing asset-based payments attributable to the share class selected, including fees payable under the Fund’s distribution and/or service plans adopted under Rule 12b-1 under the Investment Company Act, which are paid from the Fund’s assets and allocated to the class of shares to which the plan relates (see "About the Funds -- Distribution and Service Plans" above);

•

shareholder servicing payments for providing omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services, including retirement plan and 529 plan administrative services fees, which are paid from the assets of the Fund as reimbursement to the Manager or Distributor for expenses they incur on behalf of the Fund.

•

Payments made by the Manager or Distributor out of their respective resources and assets, which may include profits the Manager derives from investment advisory fees paid by the Fund . These payments are made at the discretion of the Manager and/or the Distributor. These payments, often referred to as “revenue sharing” payments, may be in addition to the payments by the Fund listed above.

•

These types of payments may reflect compensation for marketing support, support provided in offering the Funds or other Oppenheimer funds through certain trading platforms and programs, transaction processing or other services;

•

The Manager and Distributor each may also pay other compensation to the extent the payment is not prohibited by law or by any self-regulatory agency, such as FINRA. Payments are made based on the guidelines established by the Manager and Distributor, subject to applicable law.

These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of the Funds or other Oppenheimer funds, or to support the marketing or promotional efforts of the Distributor in offering shares of the Funds or other Oppenheimer funds. In addition, some types of payments may provide a financial intermediary with an incentive to recommend the Fund or a particular share class. Financial intermediaries may earn profits on these payments, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the Fund’s prospectus and this SAI. You should ask your financial intermediary for information about any payments it receives from the Fund, the Manager or the Distributor and any services it provides, as well as the fees and commissions it charges.

Although brokers or dealers that sell Fund shares may also act as a broker or dealer in connection with the execution of the purchase or sale of portfolio securities by the Funds or other Oppenheimer funds, a financial intermediary's sales of shares of the Fund or such other Oppenheimer funds is not a consideration for the Manager when choosing brokers or dealers to effect portfolio transactions for the Fund or such other Oppenheimer funds.

Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation,

•	transactional support, one-time charges for setting up access for the Fund or other Oppenheimer funds on particular trading systems, and paying the intermediary ’s networking fees;

•

program support, such as expenses related to including the Oppenheimer funds in retirement plans, college savings plans, fee-based advisory or wrap fee programs, fund “supermarkets”, bank or trust company products or insurance companies’ variable annuity or variable life insurance products;

•

placement on the dealer's list of offered funds and providing representatives of the Distributor with access to a financial intermediary’s sales meetings, sales representatives and management representatives.

Additionally, the Manager or Distributor may make payments for firm support, such as business planning assistance, advertising, and educating a financial intermediary’s sales personnel about the Oppenheimer funds and shareholder financial planning needs.

For the year ended December 31, 2007, the following financial intermediaries and/or their respective affiliates offered shares of the Oppenheimer funds and received revenue sharing or similar distribution-related payments from the Manager or the Distributor for marketing or program support:

1st Global Capital Company	Legend Equities Corporation
Advantage Capital Corporation	Lincoln Benefit National Life
Aegon USA	Lincoln Financial Advisors Corporation
Aetna Life Insurance & Annuity Company	Lincoln Investment Planning, Inc.
AG Edwards & Sons, Inc.	Linsco Private Ledger Financial
AIG Financial Advisors	Massachusetts Mutual Life Insurance Company
AIG Life Variable Annuity	McDonald Investments, Inc.
Allianz Life Insurance Company	Merrill Lynch Pierce Fenner & Smith, Inc.
Allmerica Financial Life Insurance & Annuity Company	Merrill Lynch Insurance Group
Allstate Life Insurance Company	MetLife Investors Insurance Company
American Enterprise Life Insurance	MetLife Securities, Inc.
American General Annuity Insurance	Minnesota Life Insurance Company
American Portfolios Financial Services, Inc.	MML Investor Services, Inc.
Ameriprise Financial Services, Inc.	Mony Life Insurance Company
Ameritas Life Insurance Company	Morgan Stanley & Company, Inc.
Annuity Investors Life Insurance Company	Multi-Financial Securities Corporation
Associated Securities Corporation	Mutual Service Corporation
AXA Advisors LLC	NFP Securities, Inc.
AXA Equitable Life Insurance Company	Nathan & Lewis Securities, Inc.
Banc One Securities Corporation	National Planning Corporation
Cadaret Grant & Company, Inc.	Nationwide Financial Services, Inc.
CCO Investment Services Corporation	New England Securities Corporation
Charles Schwab & Company, Inc.	New York Life Insurance & Annuity Company
Chase Investment Services Corporation	Oppenheimer & Company
Citicorp Investment Services, Inc.	PFS Investments, Inc.
Citigroup Global Markets Inc.	Park Avenue Securities LLC
CitiStreet Advisors LLC	Phoenix Life Insurance Company
Citizen's Bank of Rhode Island	Plan Member Securities
Columbus Life Insurance Company	Prime Capital Services, Inc.
Commonwealth Financial Network	Primevest Financial Services, Inc.
Compass Group Investment Advisors	Protective Life Insurance Company
CUNA Brokerage Services, Inc.	Prudential Investment Management Services LLC
CUSO Financial Services, LLP	Raymond James & Associates, Inc.
E*TRADE Clearing LLC	Raymond James Financial Services, Inc.
Edward Jones	RBC Dain Rauscher Inc.
Essex National Securities, Inc.	Royal Alliance Associates, Inc.
Federal Kemper Life Assurance Company	Securities America, Inc.
Financial Network	Security Benefit Life Insurance Company
Financial Services Corporation	Security First-Metlife Investors Insurance Company
GE Financial Assurance	SII Investments, Inc.
GE Life & Annuity	Signator Investors, Inc.
Genworth Financial, Inc.	Sorrento Pacific Financial LLC
GlenBrook Life & Annuity Company	Sun Life Assurance Company of Canada
Great West Life & Annuity Company	Sun Life Insurance & Annuity Company of New York
GWFS Equities, Inc.	Sun Life Annuity Company Ltd.
For the year ended December 31, 2007, the following firms, which in some cases are broker-dealers, received payments from the Manager or the Distributor for administrative or other services provided (other than revenue sharing arrangements), as described above:

1st Global Capital Co.	Lincoln Investment Planning, Inc.
AG Edwards	Lincoln National Life Insurance Co.
ACS HR Solutions	Linsco Private Ledger Financial
ADP	Massachusetts Mutual Life Insurance Company
AETNA Life Ins & Annuity Co.	Matrix Settlement & Clearance Services
Alliance Benefit Group	McDonald Investments, Inc.
American Enterprise Investments	Mercer HR Services
American Express Retirement Service	Merrill Lynch
American United Life Insurance Co.	Mesirow Financial, Inc.
Ameriprise Financial Services, Inc.	MetLife
Ameritrade, Inc.	MFS Investment Management
AMG (Administrative Management Group)	Mid Atlantic Capital Co.
AST (American Stock & Transfer)	Milliman USA
AXA Advisors	Morgan Keegan & Co, Inc.
Bear Stearns Securities Co.	Morgan Stanley Dean Witter
Benefit Administration Company, LLC	Mutual of Omaha Life Insurance Co.
Benefit Administration, Inc.	Nathan & Lewis Securities, Inc.
Benefit Consultants Group	National City Bank
Benefit Plans Administration	National Deferred Comp
Benetech, Inc.	National Financial
Bisys	National Investor Services Co.
Boston Financial Data Services	Nationwide Life Insurance Company
Charles Schwab & Co, Inc.	Newport Retirement Services, Inc.
Citigroup Global Markets Inc.	Northwest Plan Services, Inc.
CitiStreet	NY Life Benefits
City National Bank	Oppenheimer & Co, Inc.
Clark Consulting	Peoples Securities, Inc.
CPI Qualified Plan Consultants, Inc.	Pershing LLC
DA Davidson & Co.	PFPC
DailyAccess Corporation	Piper Jaffray & Co.
Davenport & Co, LLC	Plan Administrators, Inc.
David Lerner Associates, Inc.	Plan Member Securities
Digital Retirement Solutions, Inc.	Primevest Financial Services, Inc.
DR, Inc.	Principal Life Insurance Co.
Dyatech, LLC	Prudential Investment Management Services LLC
E*Trade Clearing LLC	PSMI Group, Inc.
Edward D Jones & Co.	Quads Trust Company
Equitable Life / AXA	Raymond James & Associates, Inc.
ERISA Administrative Svcs, Inc.	Reliance Trust Co.
ExpertPlan, Inc.	Reliastar Life Insurance Company
FASCore LLC	Robert W Baird & Co.
Ferris Baker Watts, Inc.	RSM McGladrey
Fidelity	Scott & Stringfellow, Inc.
First Clearing LLC	Scottrade, Inc.
First Southwest Co.	Southwest Securities, Inc.
First Trust – Datalynx	Standard Insurance Co
First Trust Corp	Stanley, Hunt, Dupree & Rhine
Franklin Templeton	Stanton Group, Inc.
Geller Group	Sterne Agee & Leach, Inc.
Great West Life	Stifel Nicolaus & Co, Inc.
H&R Block Financial Advisors, Inc.	Sun Trust Securities, Inc.
Hartford Life Insurance Co.	Symetra Financial Corp.
HD Vest Investment Services	T. Rowe Price
Hewitt Associates LLC	The 401k Company
HSBC Brokerage USA, Inc.	The Princeton Retirement Group Inc.
ICMA - RC Services	The Retirement Plan Company, LLC
Independent Plan Coordinators	TruSource Union Bank of CA
Ingham Group	UBS Financial Services, Inc.
Interactive Retirement Systems	Unified Fund Services (UFS)
Invesmart (Standard Retirement Services, Inc.)	US Clearing Co.
Janney Montgomery Scott, Inc.	USAA Investment Management Co.
JJB Hillard W L Lyons, Inc.	USI Consulting Group
John Hancock	VALIC Retirement Services
JP Morgan	Vanguard Group
July Business Services	Wachovia
Kaufman & Goble	Web401K.com
Legend Equities Co.	Wedbush Morgan Securities
Legg Mason Wood Walker	Wells Fargo Bank
Lehman Brothers, Inc.	Wilmington Trust
Liberty Funds Distributor, Inc./Columbia Management

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its performance. These terms include “standardized yield,” “tax-equivalent yield,” “dividend yield,” “average annual total return,” “cumulative total return,” “average annual total return at net asset value” and “total return at net asset value.” An explanation of how yields and total returns are calculated is set forth below. The charts below show the Fund’s performance as of the Fund’s most recent fiscal year end. You can obtain current performance information by calling the Fund’s Transfer Agent at 1.800.225.5677 or by visiting the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

The Fund’s illustrations of its performance data in advertisements must comply with rules of the SEC. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund.

Use of standardized performance calculations enables an investor to compare the Fund’s performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund’s performance information as a basis for comparison with other investments:

•

Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder’s account. Your account’s performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.

•	The Fund’s performance returns may not reflect the effect of taxes on dividends and capital gains distributions.

•	An investment in the Fund is not insured by the FDIC or any other government agency.

•	The principal value of the Fund’s shares, and its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.

•	When an investor’s shares are redeemed, they may be worth more or less than their original cost.

•	Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The yields and total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund’s investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

■	Yields. The Fund uses a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.

•

Standardized Yield. The “standardized yield” (sometimes referred to just as “yield”) is shown for a class of shares for a stated 30-day period. It is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund’s portfolio investments for that period. It may therefore differ from the “dividend yield” for the same class of shares, described below.

Standardized yield is calculated using the following formula set forth in rules adopted by the SEC, designed to assure uniformity in the way that all funds calculate their yields:

Standardized Yield = 2 [(	a-b	+1)[6] -1]
cd

The symbols above represent the following factors:

a =     dividends and interest earned during the 30-day period.

b =     expenses accrued for the period (net of any expense assumptions).

c =     the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.

d =     the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

The standardized yield for a particular 30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund’s classes of shares will differ for any 30-day period.

•

Dividend Yield. The Fund may quote a “dividend yield” for each class of its shares. Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

Dividend Yield = dividends paid x 12/maximum offering price (payment date)

The maximum offering price for Class A shares includes the current maximum initial sales charge. The maximum offering price for Class B and Class C shares is the net asset value per share, without considering the effect of contingent deferred sales charges. The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

•

Tax-Equivalent Yield. The “tax-equivalent yield” of a class of shares is the equivalent yield that would have to be earned on a taxable investment to achieve the after-tax results represented by the Fund’s tax-equivalent yield. It adjusts the Fund’s standardized yield, as calculated above, by a stated tax rate. Using different tax rates to show different tax equivalent yields shows investors in different tax brackets the tax equivalent yield of the Fund based on their own tax bracket.

The tax-equivalent yield is based on a 30-day period, and is computed by dividing the tax-exempt portion of the Fund’s current yield (as calculated above) by one minus a stated income tax rate. The result is added to the portion (if any) of the Fund’s current yield that is not tax-exempt.

The tax-equivalent yield may be used to compare the tax effects of income derived from the Fund with income from taxable investments at the tax rates stated. Your tax bracket is determined by your federal and state taxable income (the net amount subject to federal and state income tax after deductions and exemptions).

Oppenheimer Rochester Arizona Municipal Fund

The Fund’s Yields for the 30-Day Periods Ended 3/31/08
Class of Shares	Standardized Yield		Dividend Yield
	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge
Class A	7.17%	6.83%	5.51%	5.25%
Class B	6.36%	N/A	4.76%	N/A
Class C	6.39%	N/A	4.79%	N/A

Oppenheimer Rochester Maryland Municipal Fund

The Fund’s Yields for the 30-Day Periods Ended 3/31/08
Class of Shares	Standardized Yield		Dividend Yield
	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge
Class A	7.25%	6.90%	5.68%	5.41%
Class B	6.49%	N/A	4.99%	N/A
Class C	6.48%	N/A	4.98%	N/A

Oppenheimer Rochester Massachusetts Municipal Fund

The Fund’s Yields for the 30-Day Periods Ended 3/31/08
Class of Shares	Standardized Yield		Dividend Yield
	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge
Class A	6.53%	6.21%	5.63%	5.37%
Class B	5.80%	N/A	4.92%	N/A
Class C	5.79%	N/A	4.91%	N/A

Oppenheimer Rochester Michigan Municipal Fund

The Fund’s Yields for the 30-Day Periods Ended 3/31/08
Class of Shares	Standardized Yield		Dividend Yield
	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge
Class A	7.60%	7.23%	5.59%	5.33%
Class B	6.82%	N/A	4.89%	N/A
Class C	6.82%	N/A	4.90%	N/A

Oppenheimer Rochester Minnesota Municipal Fund

The Fund’s Yields for the 30-Day Periods Ended 3/31/08
Class of Shares	Standardized Yield		Dividend Yield
	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge
Class A	5.24%	4.98%	5.15%	4.91%
Class B	4.48%	N/A	4.47%	N/A
Class C	4.44%	N/A	4.42%	N/A

Oppenheimer Rochester North Carolina Municipal Fund

The Fund’s Yields for the 30-Day Periods Ended 3/31/08
Class of Shares	Standardized Yield		Dividend Yield
	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge
Class A	5.99%	5.70%	5.28%	5.03%
Class B	5.23%	N/A	4.58%	N/A
Class C	5.22%	N/A	4.57%	N/A

Oppenheimer Rochester Ohio Municipal Fund

The Fund’s Yields for the 30-Day Periods Ended 3/31/08
Class of Shares	Standardized Yield		Dividend Yield
	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge
Class A	7.25%	6.90%	5.68%	5.41%
Class B	6.50%	N/A	4.99%	N/A
Class C	6.51%	N/A	4.99%	N/A

Oppenheimer Rochester Virginia Municipal Fund

The Fund’s Yields for the 30-Day Periods Ended 3/31/08
Class of Shares	Standardized Yield		Dividend Yield
	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge
Class A	8.13%	7.74%	5.89%	5.61%
Class B	7.35%	N/A	5.19%	N/A
Class C	7.33%	N/A	5.17%	N/A

|X|     Total Return Information. There are different types of “total returns” to measure the Fund’s performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, 10 years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

     In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment (“P” in the formula below) (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the 1.0% contingent deferred sales charge is deducted for returns for the one-year period.

•

Average Annual Total Return. The “average annual total return” of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n” in the formula) to achieve an Ending Redeemable Value (“ERV” in the formula) of that investment, according to the following formula:

ERV	l/n	- 1	Average Annual Total Return
P

•

Average Annual Total Return (After Taxes on Distributions). The “average annual total return (after taxes on distributions)” of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n” in the formula) to achieve an ending value (“ATVD” in the formula) of that investment, after taking into account the effect of taxes on Fund distributions, but not on the redemption of Fund shares, according to the following formula:

ATVD l/n	- 1	= Average Annual Total Return (After Taxes on Distributions)
P

•

Average Annual Total Return (After Taxes on Distributions and Redemptions). The “average annual total return (after taxes on distributions and redemptions)” of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period and the effect of capital gains taxes or capital loss tax benefits (each calculated using the highest federal individual capital gains tax rate in effect on the redemption date) resulting from the redemption of the shares at the end of the period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n” in the formula) to achieve an ending value (“ATVDR” in the formula) of that investment, after taking into account the effect of taxes on fund distributions and on the redemption of Fund shares, according to the following formula:

ATVDR l/n	- 1	= Average Annual Total Return (After Taxes on Distributions and Redemptions)
P

•

Cumulative Total Return. The “cumulative total return” calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

ERV - P	= Total Return
P

•

Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return “at net asset value” (without deducting sales charges) for each class of shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

Oppenheimer Rochester Arizona Municipal Fund

The Fund’s Total Returns for the Periods Ended 03/31/08
Class of Shares[1]	Cumulative Total Returns (10 Years or life-of-class, if less)		Average Annual Total Returns
			1-Year		5-Years (or life of class, if less)
	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A	-9.62%	-5.11%	-14.42%	-10.15%	-6.63%	-3.50%
Class B	-9.77%	-6.23%	-15.11%	-10.84%	-6.73%	-4.27%
Class C	-6.22%	-6.22%	-11.70%	-10.84%	-4.26%	-4.26%

1. Inception of Classes A, B and C:     10/10/06

Average Annual Total Returns for Class A Shares[1] (After Sales Charge) For the Periods Ended 03/31/08
	1-Year	5-Years (or life of class, if less)
After Taxes on Distributions	-14.42%	-6.63%
After Taxes on Distributions and Redemption of Fund Shares	-7.79%	-4.86%

1.     Inception of Class A: 10/10/06

Oppenheimer Rochester Maryland Municipal Fund

The Fund’s Total Returns for the Periods Ended 03/31/08
Class of Shares[1]	Cumulative Total Returns (10 Years or life-of-class, if less)		Average Annual Total Returns
			1-Year		5-Years (or life of class, if less)
	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A	-13.05%	-8.72%	-16.40%	-12.23%	-9.05%	-6.00%
Class B	-13.26%	-9.85%	-17.07%	-12.90%	-9.19%	-6.79%
Class C	-9.91%	-9.91%	-13.76%	-12.93%	-6.83%	-6.83%

1. Inception of Classes A, B and C:     10/10/06

Average Annual Total Returns for Class A Shares[1] (After Sales Charge) For the Periods Ended 03/31/08
	1-Year	5-Years (or life of class, if less)
After Taxes on Distributions	-16.40%	-9.05%
After Taxes on Distributions and Redemption of Fund Shares	-9.05%	-6.89%

1.     Inception of Class A: 10/10/06

Oppenheimer Rochester Massachusetts Municipal Fund

The Fund’s Total Returns for the Periods Ended 03/31/08
Class of Shares[1]	Cumulative Total Returns (10 Years or life-of-class, if less)		Average Annual Total Returns
			1-Year		5-Years (or life of class, if less)
	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A	-9.97%	-5.48%	-16.43%	-12.27%	-5.98%	-3.26%
Class B	-10.21%	-6.71%	-17.10%	-12.92%	-6.13%	-4.00%
Class C	-6.89%	-6.89%	-13.85%	-13.01%	-4.10%	-4.10%

1. Inception of Classes A, B and C:     07/18/06

Average Annual Total Returns for Class A Shares[1] (After Sales Charge) For the Periods Ended 03/31/08
	1-Year	5-Years (or life of class, if less)
After Taxes on Distributions	-16.43%	-5.98%
After Taxes on Distributions and Redemption of Fund Shares	-9.10%	-4.29%

1.     Inception of Class A: 07/18/06

Oppenheimer Rochester Michigan Municipal Fund

The Fund’s Total Returns for the Periods Ended 03/31/08
Class of Shares[1]	Cumulative Total Returns (10 Years or life-of-class, if less)		Average Annual Total Returns
			1-Year		5-Years (or life of class, if less)
	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A	-7.23%	-2.60%	-15.36%	-11.14%	-4.13%	-1.47%
Class B	-7.45%	-3.85%	-16.04%	-11.82%	-4.26%	-2.19%
Class C	-3.95%	-3.95%	-12.68%	-11.83%	-2.24%	-2.24%

1. Inception of Classes A, B and C:     06/21/06

Average Annual Total Returns for Class A Shares[1] (After Sales Charge) For the Periods Ended 03/31/08
	1-Year	5-Years (or life of class, if less)
After Taxes on Distributions	-15.36%	-4.13%
After Taxes on Distributions and Redemption of Fund Shares	-8.39%	-2.72%

1.     Inception of Class A: 06/21/06

Oppenheimer Rochester Minnesota Municipal Fund

The Fund’s Total Returns for the Periods Ended 03/31/08
Class of Shares[1]	Cumulative Total Returns (10 Years or life-of-class, if less)		Average Annual Total Returns
			1-Year		5-Years (or life of class, if less)
	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A	-7.81%	-3.21%	-10.36%	-5.89%	-5.64%	-2.30%
Class B	-7.92%	-4.29%	-11.09%	-6.60%	-5.73%	-3.08%
Class C	-4.34%	-4.34%	-7.54%	-6.64%	-3.12%	-3.12%

1. Inception of Classes A, B and C:     11/07/06

Average Annual Total Returns for Class A Shares[1] (After Sales Charge) For the Periods Ended 03/31/08
	1-Year	5-Years (or life of class, if less)
After Taxes on Distributions	-10.36%	-5.64%
After Taxes on Distributions and Redemption of Fund Shares	-5.21%	-4.10%

1.     Inception of Class A: 11/07/06

Oppenheimer Rochester North Carolina Municipal Fund

The Fund’s Total Returns for the Periods Ended 03/31/08
Class of Shares[1]	Cumulative Total Returns (10 Years or life-of-class, if less)		Average Annual Total Returns
			1-Year		5-Years (or life of class, if less)
	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A	-12.96%	-8.62%	-15.89%	-11.70%	-8.98%	-5.93%
Class B	-13.11%	-9.69%	-16.64%	-12.43%	-9.09%	-6.67%
Class C	-13.14%	-9.72%	-16.58%	-12.37%	-9.11%	-6.70%

1. Inception of Classes A, B and C:     10/10/06

Average Annual Total Returns for Class A Shares[1] (After Sales Charge) For the Periods Ended 03/31/08
	1-Year	5-Years (or life of class, if less)
After Taxes on Distributions	-15.89%	-8.98%
After Taxes on Distributions and Redemption of Fund Shares	-8.84%	-6.90%

1.     Inception of Class A: 10/10/06

Oppenheimer Rochester Ohio Municipal Fund

The Fund’s Total Returns for the Periods Ended 03/31/08
Class of Shares[1]	Cumulative Total Returns (10 Years or life-of-class, if less)		Average Annual Total Returns
			1-Year		5-Years (or life of class, if less)
	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A	-7.63%	-3.03%	-15.87%	-11.67%	-4.37%	-1.71%
Class B	-7.97%	-4.41%	-16.61%	-12.41%	-4.57%	-2.50%
Class C	-4.54%	-4.54%	-13.27%	-12.43%	-2.58%	-2.58%

1. Inception of Classes A, B and C:     06/21/06

Average Annual Total Returns for Class A Shares[1] (After Sales Charge) For the Periods Ended 03/31/08
	1-Year	5-Years (or life of class, if less)
After Taxes on Distributions	-15.87%	-4.37%
After Taxes on Distributions and Redemption of Fund Shares	-8.71%	-2.91%

1.     Inception of Class A: 06/21/06

Oppenheimer Rochester Virginia Municipal Fund

The Fund’s Total Returns for the Periods Ended 03/31/08
Class of Shares[1]	Cumulative Total Returns (10 Years or life-of-class, if less)		Average Annual Total Returns
			1-Year		5-Years (or life of class, if less)
	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A	-16.67%	-12.51%	-22.70%	-18.85%	-10.15%	-7.55%
Class B	-16.98%	-13.74%	-23.34%	-19.48%	-10.35%	-8.32%
Class C	-13.90%	-13.90%	-20.27%	-19.50%	-8.42%	-8.42%

1. Inception of Classes A, B and C:     07/18/06

Average Annual Total Returns for Class A Shares[1] (After Sales Charge) For the Periods Ended 03/31/08
	1-Year	5-Years (or life of class, if less)
After Taxes on Distributions	-22.70%	-10.15%
After Taxes on Distributions and Redemption of Fund Shares	-13.23%	-7.79%

1.     Inception of Class A: 07/18/06

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this SAI. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

     |X|     Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper, Inc. (“Lipper”). Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment styles. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes “peer-group” indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

■     Morningstar Ratings. From time to time the Fund may publish the star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar rates and ranks mutual funds in their specialized market sectors. The Fund is ranked among its respective state’s rating category.

     Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics.

|X|     Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron’s, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund’s classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

Investors may also wish to compare the returns on the Fund’s share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund’s returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the Fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the Fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Fund’s advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example,

•	information about the performance of certain securities or commodities markets or segments of those markets,

•	information about the performance of the economies of particular countries or regions,

•	the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions,

•	the availability of different types of securities or offerings of securities,

•	information relating to the gross national or gross domestic product of the United States or other countries or regions,

•	comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

about your account

How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

     When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be recorded as a book entry on the records of the Fund. The Fund will not issue or re-register physical share certificates.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $50 and shareholders must invest at least $500 before an Asset Builder Plan (described below) can be established on a new account. Accounts established prior to November 1, 2002 will remain at $25 for additional purchases. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House (“ACH”) transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of the New York Stock Exchange (the “NYSE”). The NYSE normally closes at 4:00 p.m., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the NYSE, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. If the proceeds of the ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix C to this SAI because the Distributor or dealer or broker incurs little or no selling expenses.

■	The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor and currently include the following:

Oppenheimer AMT-Free Municipals	Oppenheimer New Jersey Municipal Fund
Oppenheimer AMT-Free New York Municipals	Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Balanced Fund	Oppenheimer Portfolio Series:
Oppenheimer Baring China Fund	Conservative Investor Fund
Oppenheimer Baring Japan Fund	Moderate Investor Fund
Oppenheimer Baring SMA International Fund	Equity Investor Fund
Oppenheimer Core Bond Fund	Active Allocation Fund
Oppenheimer California Municipal Fund	Oppenheimer Portfolio Series Fixed Income Active Allocation Fund
Oppenheimer Capital Appreciation Fund	Oppenheimer Principal Protected Main Street Fund
Oppenheimer Capital Income Fund	Oppenheimer Principal Protected Main Street Fund II
Oppenheimer Champion Income Fund	Oppenheimer Principal Protected Main Street Fund III
Oppenheimer Commodity Strategy Total Return Fund	Oppenheimer Quest Balanced Fund
Oppenheimer Convertible Securities Fund	Oppenheimer Quest International Value Fund, Inc.
Oppenheimer Developing Markets Fund	Oppenheimer Quest Opportunity Value Fund
Oppenheimer Discovery Fund	Oppenheimer Real Estate Fund
Oppenheimer Dividend Growth Fund	Oppenheimer Rising Dividends Fund, Inc.
Oppenheimer Emerging Growth Fund	Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Equity Fund, Inc.	Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer Equity Income Fund, Inc.	Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer Global Fund	Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer Global Opportunities Fund	Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer Global Value Fund	Oppenheimer Rochester National Municipals
Oppenheimer Gold & Special Minerals Fund	Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer International Bond Fund	Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer International Diversified Fund	Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer International Growth Fund	Oppenheimer Select Value Fund
Oppenheimer International Small Company Fund	Oppenheimer Senior Floating Rate Fund
Oppenheimer International Value Fund	Oppenheimer Small- & Mid- Cap Value Fund
Oppenheimer Limited Term California Municipal Fund	Oppenheimer SMA Core Bond Fund
Oppenheimer Limited-Term Government Fund	Oppenheimer SMA International Bond Fund
Oppenheimer Limited Term Municipal Fund	Oppenheimer Strategic Income Fund
Oppenheimer Main Street Fund	Oppenheimer U.S. Government Trust
Oppenheimer Main Street Opportunity Fund	Oppenheimer Value Fund
Oppenheimer Main Street Small Cap Fund	Limited-Term New York Municipal Fund
Oppenheimer MidCap Fund	Rochester Fund Municipals

LifeCycle Funds
Oppenheimer Transition 2010 Fund
Oppenheimer Transition 2015 Fund
Oppenheimer Transition 2020 Fund
Oppenheimer Transition 2025 Fund
Oppenheimer Transition 2030 Fund
Oppenheimer Transition 2040 Fund
Oppenheimer Transition 2050 Fund

And the following money market funds:
Oppenheimer Cash Reserves	Centennial Government Trust
Oppenheimer Institutional Money Market Fund	Centennial Money Market Trust
Oppenheimer Money Market Fund, Inc.	Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust	Centennial Tax Exempt Trust

     There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds described above except the money market funds. Under certain circumstances described in this SAI, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent. Under a Letter of Intent (a “Letter”), you may be able to reduce the sales charge rate that applies to your purchases of Class A shares if you purchase Class A, Class B or Class C shares of the Fund or other Oppenheimer funds. A Letter is an investor’s statement in writing to the Distributor of his or her intention to purchase a specified value of Class A, Class B and Class C shares of the Fund or other Oppenheimer funds during a 13-month period (the “Letter period”), which begins on the date of the investor's first share purchase following the establishment of the Letter. The sales charge on each purchase of Class A shares during the Letter period will be at the rate that would apply to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter. In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor does not fulfill the terms of the Letter within the Letter period, he or she agrees to pay the additional sales charges that would have been applicable to the purchases that were made. The investor agrees that shares equal in value to 2% of the intended purchase amount will be held in escrow by the Transfer Agent for that purpose, as described in “Terms of Escrow” below. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter when placing purchase orders during the Letter period.

To determine whether an investor has fulfilled the terms of a Letter, the Transfer Agent will count purchases of “qualified shares” of Class A, Class B and Class C during the Letter period. Purchases of Class N or Class Y shares, purchases made by reinvestment of dividends or capital gains distributions from the Fund or other Oppenheimer funds, purchases of Class A shares with redemption proceeds under the Reinvestment Privilege (described below), and purchases of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which a sales charge has not been paid do not count as “qualified shares” for satisfying the terms of a Letter. In addition, the investor will be considered to have fulfilled the Letter if the value of the investor’s total holdings of qualified shares on the last day of the Letter period, calculated at the net asset value on that day, equals or exceeds the intended purchase amount.

If the terms of the Letter are not fulfilled within the Letter period, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted on the first business day following the expiration of the Letter period to reflect the sales charge rates that apply to the actual total purchases.

If total eligible purchases during the Letter period exceed the intended purchase amount and also exceed the amount needed to qualify for the next sales charge rate reduction (stated in the Prospectus), the sales charges paid may be adjusted to that lower rate. That adjustment will only be made if and when the dealer returns to the Distributor the amount of the excess concessions allowed or paid to the dealer over the amount of concessions that are applicable to the actual amount of purchases. The reduced sales charge adjustment will be made by adding to the investors account the number of additional shares that would have been purchased if the lower sales charge rate had been used. Those additional shares will be determined using the net asset value per share in effect on the date of such adjustment.

By establishing a Letter, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the application used for a Letter, and if those terms are amended to be bound by the amended terms and that any amendments by the Fund will apply automatically to existing Letters. Group retirement plans qualified under section 401(a) of the Internal Revenue Code may not establish a Letter, however defined benefit plans and Single K sole proprietor plans may do so.

|X|     Terms of Escrow That Apply to Letters of Intent.

1.     Out of the initial purchase (, or out of subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal to 2% of the intended purchase amount specified in the Letter. For example, if the intended purchase amount is $50,000, the escrow amount would be shares valued at $1,000 (computed at the offering price for a $50,000 share purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor’s account.

2.     If the Letter applies to more than one fund account, the investor can designate the fund from which shares will be escrowed. If no fund is selected, the Transfer Agent will escrow shares in the fund account that has the highest dollar balance on the date of the first purchase under the Letter. If there are not sufficient shares to cover the escrow amount, the Transfer Agent will escrow shares in the fund account(s) with the next highest balance(s). If there are not sufficient shares in the accounts to which the Letter applies, the Transfer Agent may escrow shares in other accounts that are linked for Right of Accumulation purposes. Additionally, if there are not sufficient shares available for escrow at the time of the first purchase under the Letter, the Transfer Agent will escrow future purchases until the escrow amount is met.

3.     If, during the Letter period, an investor exchanges shares of the Fund for shares of another fund (as described in the Prospectus section titled “How to Exchange Shares”), the Fund shares held in escrow will automatically be exchanged for shares of the other fund and the escrow obligations will also be transferred to that fund.

4.     If the total purchases under the Letter are less than the intended purchases specified, on the first business day after the end of the Letter period the Distributor will redeem escrowed shares equal in value to the difference between the dollar amount of the sales charges actually paid and the amount of the sales charges that would have been paid if the total purchases had been made at a single time. Any shares remaining after such redemption will be released from escrow.

5.     If the terms of the Letter are fulfilled, the escrowed shares will be promptly released to the investor at the end of the Letter period.

6.     By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

Asset Builder Plans. As explained in the Prospectus, you must initially establish your account with $500. Subsequently, you can establish an Asset Builder Plan to automatically purchase additional shares directly from a bank account for as little as $50. For those accounts established prior to November 1, 2002 and which have previously established Asset Builder Plans, additional purchases will remain at $25. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts.

If you make payments from your bank account to purchase shares of the Fund, your bank account will be debited automatically. Normally the debit will be made two business days prior to the investment dates you selected on your application. Neither the Distributor, the Transfer Agent or the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund’s shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset values of the Fund’s shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor’s name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B or Class C shares and the dividends payable on Class B or Class C shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B and Class C are subject.

     The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B and Class C shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B and Class C shares is the same as that of the initial sales charge on Class A shares – to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

The Distributor will not accept a purchase order of more than $100,000 for Class B shares or a purchase order of $1 million or more to purchase Class C shares on behalf of a single investor (not including dealer “street name” or omnibus accounts).

Class B or Class C shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer.

|X|     Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of Class B shares to Class A shares 72 months after purchase is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years. Investors should consult their tax advisers regarding the state and local tax consequences of the conversion or exchange of shares.

|X|     Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees’ fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund’s assets and are not paid directly by shareholders. However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

The methodology for calculating the net asset value, dividends and distributions of the Fund’s share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund’s total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Fund Account Fees. As stated in the Prospectus, a $12 annual “Minimum Balance Fee” is assessed on the Fund account with a share balance valued under $500. The Minimum Balance Fee is automatically deducted from each such Fund account in September.

Listed below are certain cases in which the Fund has elected, in its discretion, not to assess the Fund Account Fees. These exceptions are subject to change:

•	A fund account whose shares were acquired after September 30th of the prior year;

•

A fund account that has a balance below $500 due to the automatic conversion of shares from Class B to Class A shares. However, once all Class B shares held in the account have been converted to Class A shares the new account balance may become subject to the Minimum Balance Fee;

•	Accounts of shareholders who elect to access their account documents electronically via eDoc Direct;

•	A fund account that has only certificated shares and, has a balance below $500 and is being escheated;

•	Accounts of shareholders that are held by broker-dealers under the NSCC Fund/SERV system in Networking level 1 and 3 accounts;

•	Accounts held under the Oppenheimer Legacy Program and/or holding certain Oppenheimer Variable Account Funds;

•	Omnibus accounts holding shares pursuant to the Pinnacle, Ascender, Custom Plus, Recordkeeper Pro and Pension Alliance Retirement Plan programs; and

•	A fund account that falls below the $500 minimum solely due to market fluctuations within the 12-month period preceding the date the fee is deducted.

•	Accounts held in the Portfolio Builder Program which is offered through certain broker/dealers to qualifying shareholders.

.

To access account documents electronically via eDocs Direct, please visit the Service Center on our website at www.oppenheimerfunds.com and click the hyperlink “Sign Up for Electronic Document Delivery” under the heading “I Want To,” or call 1.888.470.0862 for instructions.

     The Fund reserves the authority to modify Fund Account Fees in its discretion.

Determination of Net Asset Values Per Share. The net asset value per share of each class of shares of the Fund are determined as of the close of business of the NYSE on each day that the NYSE is open. The calculation is done by dividing the value of the Fund’s net assets attributable to a class by the number of shares of that class that are outstanding. The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday). All references to time in this SAI mean “Eastern time.” The NYSE’s most recent annual announcement (which is subject to change) states that it will close on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

     Dealers other than NYSE members may conduct trading in municipal securities on days on which the NYSE is closed (including weekends and holidays) or after 4:00 p.m. on a regular business day. Because the Fund’s net asset values will not be calculated on those days, the Fund’s net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

     •     Securities Valuation. The Fund’s Board of Trustees has established procedures for the valuation of the Fund’s securities. In general those procedures are as follows:

•

Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the “bid” and “asked” prices determined by a portfolio pricing service approved by the Fund’s Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.

•

The following securities are valued at the mean between the “bid” and “asked” prices determined by a pricing service approved by the Fund’s Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:

(1)	debt instruments that have a maturity of more than 397 days when issued,

(2)	debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and

(3)	non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.

•	The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:

(1)	money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and

(2)	debt instruments held by a money market fund that have a remaining maturity of 397 days or less.

•

Securities not having readily-available market quotations are valued at fair value determined under the Board’s procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the “bid” and “asked” prices provided by a single active market maker (which in certain cases may be the “bid” price if no “asked” price is available).

In the case of municipal securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use “matrix” comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

Puts, calls, futures and municipal bond index futures are valued at the last sale price on the principal exchange on which they are traded, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing “bid” and “asked” prices on the principal exchange on the valuation date. If not, the value shall be the closing bid price on the principal exchange on the valuation date. If the put, call or future is not traded on an exchange, it shall be valued by the mean between “bid” and “asked” prices obtained by the Manager from two active market makers. In certain cases that may be at the “bid” price if no “asked” price is available.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Sending Redemption Proceeds by Federal Funds Wire. The Federal Funds wire of redemption proceeds may be delayed if the Fund’s custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund’s next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:

•	Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or

•	Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

     The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Funds are exchangeable as described in “How to Exchange Shares” below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. This reinvestment privilege does not apply to reinvestment purchases made through automatic investment options.

     Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder’s basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments “In Kind”. The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution “in kind” of liquid securities from the portfolio of the Fund, in lieu of cash.

Involuntary Redemptions. The Fund’s Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

     If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under “How to Buy Shares” for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund’s agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of the NYSE on a regular business day, it will be processed at that day’s net asset value if the order was received by the dealer or broker from its customers prior to the time the NYSE closes. Normally, the NYSE closes at 4:00 p.m., but may do so earlier on some days.

     Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor’s receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors can authorize the Transfer Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

     Payments are normally made by check, but shareholders having AccountLink privileges (see “How To Buy Shares”) may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the account application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the account application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

     The Fund cannot guarantee receipt of a payment on the date requested. The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish automatic withdrawal plans, because of the potential imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in Appendix C to this SAI).

By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

•     Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds that offer the exchange privilege on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $50. Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in “How to Exchange Shares” in the Prospectus and below in this SAI.

•     Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor’s principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

The Transfer Agent will administer the investor’s Automatic Withdrawal Plan as agent for the shareholder(s) (the “Planholder”) who executed the plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the plan. Share certificates will not be issued for shares of the Fund purchased for and held under the plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the plan application so that the shares represented by the certificate may be held under the plan.

For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

     The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks’ time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

     The Planholder may terminate a Plan at any time by writing to the Transfer Agent. The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed “Class A” shares for this purpose. The prospectus of each of the Oppenheimer funds indicates which share class or classes that fund offers and provides information about limitations on the purchase of particular share classes, as applicable for the particular fund. You can also obtain a current list showing which funds offer which classes of shares by calling the Distributor at the telephone number indicated on the front cover of this SAI.

     The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose those changes at any time, it will provide you with notice of the changes whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege, except in extraordinary circumstances.

|X|     How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge, with the following exceptions:

•

When Class A shares of any Oppenheimer fund acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months measured from the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares. Except, however, with respect to Class A shares of Oppenheimer Rochester National Municipals and Rochester Fund Municipals acquired prior to October 22, 2007, in which case the Class A contingent deferred sales charge is imposed on the acquired shares if they are redeemed within 24 months measured from the beginning of the calendar month of the initial purchase of the exchanged Class A shares.

•

When Class A shares of Oppenheimer Rochester National Municipals and Rochester Fund Municipals acquired prior to October 22, 2007 by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 24 months of the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

•

If any Class A shares of another Oppenheimer fund that are exchanged for Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior Floating Rate Fund acquired in the exchange. The Class A shares of Oppenheimer Senior Floating Rate Fund acquired in that exchange will be subject to the Class A Early Withdrawal Charge of Oppenheimer Senior Floating Rate Fund if they are repurchased before the expiration of the holding period.

•

When Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money Market Fund, Inc. acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within the Class A holding period of the fund from which the shares were exchanged, the Class A contingent deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

•

Except with respect to the Class B shares described in the next two paragraphs, the contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares.

•

With respect to Class B shares of Oppenheimer Limited Term California Municipal Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Limited Term Municipal Fund, Limited Term New York Municipal Fund and Oppenheimer Senior Floating Rate Fund, the Class B contingent deferred sales charge is imposed on the acquired shares if they are redeemed within five years of the initial purchase of the exchanged Class B shares.

•

With respect to Class B shares of Oppenheimer Cash Reserves that were acquired through the exchange of Class B shares initially purchased in the Oppenheimer Capital Preservation Fund, the Class B contingent deferred sales charge is imposed on the acquired shares if they are redeemed within five years of that initial purchase.

•

With respect to Class C shares, the Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

•

When Class B or Class C shares are redeemed to effect an exchange, the priorities described in “How To Buy Shares” in the Prospectus for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

     Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

|X|     Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account.

|X|     Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

|X|     Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the “Redemption Date”). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

     When you exchange some or all of your shares from one fund to another, any special account feature such as an Asset Builder Plan or Automatic Withdrawal Plan will be switched to the new fund account unless you tell the Transfer Agent not to do so.

In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this SAI, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. “Reinvestment Privilege,” above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in “How to Buy Shares.” Daily dividends will not be declared or paid on newly purchased shares until such time as Federal Funds (funds credited to a member bank’s account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order.

     Shares redeemed through the regular redemption procedure will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (that is, up to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

     The Fund’s practice of attempting to pay dividends on Class A shares at a constant level requires the Manager to monitor the Fund’s portfolio and, if necessary, to select higher-yielding securities when it is deemed appropriate to seek income at the level needed to meet the target. Those securities must be within the Fund’s investment parameters, however. The Fund expects to pay dividends at a targeted level from its net investment income and other distributable income without any impact on the net asset values per share.

     If a dividend check or check representing an automatic withdrawal payment is returned to the Transfer Agent by the Postal Service as undeliverable, it will be reinvested in shares of the Fund. Returned checks for the proceeds of other redemptions will be invested in shares of Oppenheimer Money Market Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

The amount of a distribution paid on a class of shares may vary from time to time depending on market conditions, the composition of the Fund’s portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares. That is due to the effect of the asset-based sales charge on Class B and Class C shares. Those dividends will also differ in amount as a consequence of any difference in net asset value among the different classes of shares.

Tax Status of the Fund's Dividends, Distributions and Redemptions of Shares. The federal tax treatment of the Fund’s distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders.

The tax discussion in the Prospectus and this SAI is based on tax law in effect on the date of the Prospectus and this SAI. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment of exempt-interest dividends and potential capital gain distributions from regulated investment companies may differ from the treatment under the Internal Revenue Code described below. Potential purchasers of shares of the Fund are urged to consult their tax advisors with specific reference to their own tax circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Fund.

Qualification as a Regulated Investment Company. The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of capital gains over capital losses) that it distributed to shareholders.

If the Fund qualifies as a “regulated investment company” under the Internal Revenue Code, it will not be liable for federal income tax on amounts it pays as dividends and other distributions. That qualification enables the Fund to “pass through” its income and realized capital gains to shareholders without having to pay tax on them. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund qualifies. One or more Funds might not meet those tests in a particular year. If the Fund does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and other distributions made to shareholders. In such an instance, all of the Fund’s dividends would be taxable to shareholders.

To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its net tax-exempt income for the taxable year. The Fund must also satisfy certain other requirements of the Internal Revenue Code, some of which are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock securities) and certain other income including net income derived from an interest in a qualified publicly traded partnerships.

In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under that test, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those other issuers, the Fund must not have invested more than 5% of the value of the Fund’s total assets in securities of such issuer and the Fund must not hold more than 10% of the outstanding voting securities of such issuer. No more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or in the securitiesof one or more qualified publicly-traded partnerships. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S. government securities.

Excise Tax on Regulated Investment Companies. Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable net investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. To meet this requirement in certain circumstances the Fund might be required to liquidate portfolio investment to make sufficient distributions to avoid excise tax liability. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

Taxation of Fund Distributions. Distributions by the Fund will be treated in the manner described below regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). The Fund’s distributions will be treated as dividends to the extent paid from the Fund’s earnings and profits (as determined under the Internal Revenue Code). Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after such tax basis is reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset). The Fund’s dividends will not be eligible for the dividends-received deduction for corporations. Shareholders reinvesting a distribution in shares of the distributing Fund, one of the other funds Fund or another fund will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

Exempt-Interest Dividends. The Fund intends to satisfy the requirements under the Internal Revenue Code during each fiscal year to pay “exempt-interest dividends” to its shareholders. To qualify, at the end of each quarter of its taxable year, at least 50% of the value of the Fund’s total assets must consist of obligations described in Section 103(a) of the Internal Revenue Code, as amended. Dividends that are derived from net interest income earned by the Fund on tax-exempt municipal securities and designated as “exempt-interest dividends” in a written notice sent by the Fund to its shareholders within 60 days after the close of the Fund’s taxable year will be excludable from gross income of shareholders for federal income tax purposes. To the extent any Fund fails to qualify to pay exempt-interest dividends in any given taxable year, such dividends would be included in the gross income of shareholders for federal income tax purposes.

The Fund will allocate interest from tax-exempt municipal securities (as well as ordinary income, capital gains, and tax preference items discussed below) among its shares according to a method that is based on the gross income allocable to each class of shareholders during the taxable year (or under another method, if prescribed by the IRS and SEC). The percentage of each distribution with respect to a taxable year of the Fund that is an exempt-interest dividend will be the same, even though that percentage may differ substantially from the percentage of the Fund’s income that was tax-exempt during a particular portion of the year. This percentage normally will be designated after the close of the taxable year.

Exempt-interest dividends are excludable from a shareholder’s gross income for federal income tax purposes. Interest on indebtedness incurred or continued to purchase or carry shares of a regulated investment company paying exempt-interest dividends, such as the Fund, will not be deductible by the investor for federal income tax purposes to the extent attributable to exempt-interest dividends. Shareholders receiving Social Security or railroad retirement benefits should be aware that exempt-interest dividends are a factor in determining whether, and to what extent, such benefits are subject to federal income tax.

A portion of the exempt-interest dividends paid by the Fund may give rise to liability under the federal alternative minimum tax for individual or corporate shareholders. Income on certain private activity bonds issued after August 7, 1986, while excludable from gross income for purposes of the federal income tax, is an item of “tax preference” that must be included in income for purposes of the federal alternative minimum tax for individuals and corporations. “Private activity bonds” are bonds that are used for purposes not generally performed by governmental entities and that benefit non-governmental entities. The amount of any exempt-interest dividends that is attributable to tax preference items for purposes of the alternative minimum tax will be identified when tax information is distributed by the Fund.

In addition, corporate taxpayers are subject to the federal alternative minimum tax based in part on certain differences between taxable income as adjusted for other tax preferences and the corporation’s “adjusted current earnings,” which more closely reflect a corporation’s economic income. Because an exempt–interest dividend paid by the Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by the Fund.

Shareholders are advised to consult their tax advisers with respect to their liability for federal alternative minimum tax, and for advice concerning the loss of exclusion from gross income for exempt-interest dividends paid to a shareholder who would be treated as a “substantial user” or “related person” under Section 147(a) of the Internal Revenue Code with respect to property financed with the proceeds of an issue of private activity bonds held by the Fund.

Ordinary Interest Dividends. A shareholder receiving a dividend from income earned by the Fund from one or more of the following sources must treat the dividend as ordinary income in the computation of the shareholder’s gross income, regardless of whether the dividend is reinvested:

(1)     certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S. government, its agencies and instrumentalities);

(2)     income from securities loans;

(3)     income or gains from options or futures;

(4)     any net short-term capital gain; and

(5)     any market discount accrual on tax-exempt bonds.

     Certain dividend income and long-term capital gains are eligible for taxation at a reduced rate that applies to non-corporate shareholders for taxable years beginning prior to 2011. Under these rules, a portion of ordinary income dividends constituting “qualified dividend income,” when paid by a regulated investment company to non-corporate shareholders, may be taxable to such shareholders at long-term capital gain rates. However, to the extent the Fund’s distributions are derived from income on debt securities, they will not be qualified dividend income. Consequently, the Fund’s ordinary income dividends generally will not be eligible for taxation at the reduced rate.

Capital Gains. The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If the net capital gain is distributed and properly designated as a capital gain dividend in reports sent to shareholders in January of each year, it will be taxable to shareholders as a long-term capital gain, regardless of how long a shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares. The tax rate on long-term capital gain applicable to non-corporate shareholders has been reduced for taxable years beginning prior to 2011.

If the Fund elects to retain its net capital gain, the Fund will be subject to tax on the gain at the 35% corporate tax rate, and will provide to its shareholders of record on the last day of its taxable year information regarding their pro rata shares of the gain and tax paid. In this case, each shareholder will be required to report a pro rata share of such gain on the shareholder’s tax return as long-term capital gain, will receive a refundable tax credit for a pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for the shareholder’s shares of the Fund by an amount equal to the excess of the deemed distribution over the tax credit.

Backup withholding. The Fund will be required in certain cases to withhold 28% of ordinary income dividends, capital gain distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that number when required, (2) who is subject to backup withholding for failure to report properly the receipt of interest or dividend income, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an “exempt recipient” (such as a corporation). Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or a credit against a shareholder’s federal income tax liability, provided the required information is timely provided to the IRS.

      Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his or her shares, the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder’s adjusted tax basis in the shares (including tax basis arising from reinvestment of dividends). All or a portion of any loss recognized in that manner may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption (including purchases through the reinvestment of dividends). In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Losses realized by a shareholder on the redemption of Fund shares within six months of purchase will be disallowed for federal income tax purposes to the extent of exempt-interest dividends received on such shares. If a shareholder of the Fund exercises an exchange privilege within 90 days of acquiring the shares of the Fund, then the loss that the shareholder recognizes on the exchange will be reduced (or the gain increased) to the extent any sales charge paid on the exchanged Fund shares reduces any charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

     In general, any gain or loss arising from the redemption of shares of the Fund will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

Foreign Shareholders. Under U.S. tax law, taxation of a shareholder who is a foreign person (including, but not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership) primarily depends on whether the foreign person’s income from the Fund is effectively connected with the conduct of a U.S. trade or business. Typically, ordinary income dividends paid (not including exempt-interest dividends paid by the Fund) from a mutual fund are not considered “effectively connected” income.

Ordinary income dividends that are paid by the Fund (and are deemed not “effectively connected income”) to foreign persons will be subject to a U.S. tax withheld by the Fund at a rate of 30%, provided the Fund obtains a properly completed and signed Certificate of Foreign Status. The tax rate may be reduced if the foreign person’s country of residence has a tax treaty with the U.S. allowing for a reduced tax rate on ordinary income dividends paid by the Fund. Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in March of each year, with a copy sent to the IRS.

If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S. trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the Fund obtains a properly completed Certificate of Foreign Status.

If the foreign person fails to provide a certification of his or her foreign status, the Fund will be required to withhold U.S. tax at a rate of 28% on ordinary income dividends (not including “exempt-interest dividends”), capital gains distributions (including short-term and long-term) and the proceeds of the redemption of shares, paid to any foreign person. Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS.

The tax consequences to foreign person entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors or the U.S. Internal Revenue Service with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of the U.S. withholding taxes described above.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for the Fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund’s shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund’s Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund’s Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund’s shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian Bank. Citibank, N.A. is the custodian of the Fund’s assets. The custodian’s responsibilities include safeguarding and controlling the Fund’s portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund’s cash balances with the custodian in excess of $100,000 are not protected by federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Registered Public Accounting Firm. KPMG llp serves as the Independent Registered Public Accounting Firm for the Fund. They audit the Fund’s financial statements and perform other related audit services. They also act as an independent registered public accounting firm for the Manager and certain other funds advised by the Manager and its affiliates. Audit and non-audit services provided by KPMG LLP to the Fund must be pre-approved by the Audit Committee.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of
Oppenheimer Rochester Arizona Municipal Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Arizona Municipal Fund, including the statement of investments, as of March 31, 2008, the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period October 10, 2006 (commencement of operations) to March 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Arizona Municipal Fund as of March 31, 2008, the results of its operations and cash flows for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period October 10, 2006 (commencement of operations) to March 31, 2007, in conformity with U.S. generally accepted accounting principles.
KPMG LLP
Denver, Colorado
May 16, 2008
   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of
Oppenheimer Rochester Minnesota Municipal Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Minnesota Municipal Fund, including the statement of investments, as of March 31, 2008, the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period November 7, 2006 (commencement of operations) to March 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Minnesota Municipal Fund as of March 31, 2008, the results of its operations and cash flows for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period November 7, 2006 (commencement of operations) to March 31, 2007, in conformity with U.S. generally accepted accounting principles.
KPMG LLP
Denver, Colorado
May 16, 2008
 OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF INVESTMENTS March 31, 2008
OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—126.6%

Arizona—101.4%
$60,000	Apache County, AZ IDA (Tucson Electric Power Company)[1]	5.875%	03/01/2033	$56,347

1,000,000	Apache County, AZ Unified School District (School Improvement)[1]	6.375	07/01/2022	994,700

50,000	AZ Educational Loan Marketing Corp.[1]	5.700	12/01/2008	50,251

20,000	AZ Health Facilities Authority (Northern Arizona Healthcare)[1]	5.250	10/01/2016	20,238

15,000	AZ State University COP (Downtown Campus/Mercado)[1]	5.625	07/01/2015	15,035

15,000	AZ State University COP (Downtown Campus/Mercado)[1]	5.750	07/01/2017	15,037

80,000	AZ Student Loan Acquisition Authority[1]	5.600	05/01/2013	83,918

145,000	AZ Student Loan Acquisition Authority[1]	5.750	05/01/2015	151,642

75,000	AZ Student Loan Acquisition Authority[1]	5.900	05/01/2024	77,792

50,000	Casa Grande, AZ IDA (Casa Grande Regional Medical Center)[1]	7.000	12/01/2015	52,577

20,000	Casa Grande, AZ IDA (Casa Grande Regional Medical Center)[1]	7.000	12/01/2017	20,958

300,000	Centerra, AZ Community Facilities District[1]	5.150	07/15/2031	247,815

325,000	Centerra, AZ Community Facilities District[2]	6.625	07/15/2032	325,676

9,441	Central AZ Irrigation & Drain District[1]	6.000	06/01/2016	9,446

60,000	Chandler, AZ Street & Highway[1]	5.375	07/01/2014	60,370

50,000	Chandler, AZ Water & Sewer[1]	5.250	07/01/2015	50,594

20,000	Cochise County, AZ IDA (Sierra Vista Community Hospital)[1]	6.750	12/01/2026	20,111

10,000	Cochise County, AZ Unified School District No. 21 (St. David)[1]	5.000	07/01/2017	10,102

25,000	Coconino County, AZ Pollution Control (Tucson Electric Power Company)[1]	7.125	10/01/2032	25,318

660,000	Estrella Mountain Ranch, AZ Community Facilities District	6.125	07/15/2027	629,105

1,000,000	Estrella Mountain Ranch, AZ Community Facilities District	6.200	07/15/2032	940,420

1,000,000	Estrella Mountain Ranch, AZ Community Facilities District (Golf Village)	6.750	07/01/2032	943,690

525,000	Estrella Mountain Ranch, AZ Community Facilities District (Montecito Assessment District)	5.550	07/01/2022	490,844

465,000	Estrella Mountain Ranch, AZ Community Facilities District (Montecito Assessment District)	5.700	07/01/2027	420,690

505,000	Estrella Mountain Ranch, AZ Community Facilities District (Montecito Assessment District)	5.800	07/01/2032	449,995

100,000	Festival Ranch, AZ Community Facilities District[1]	5.000	07/01/2026	86,446

99,000	Festival Ranch, AZ Community Facilities District[1]	5.000	07/01/2032	82,087

195,000	Festival Ranch, AZ Community Facilities District[1]	5.300	07/15/2031	169,722

250,000	Festival Ranch, AZ Community Facilities District[1]	5.800	07/15/2032	231,175

750,000	Flagstaff, AZ IDA (Senior Living Community-Northern Arizona)	5.700	07/01/2042	635,933

40,000	Gila County, AZ IDA (Cobre Valley Community Hospital)[1]	6.100	12/01/2025	38,447
OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Arizona Continued
$260,000	Gladden Farms, AZ Community Facilities District[1]	5.350%	07/15/2027	$228,795

1,000,000	Gladden Farms, AZ Community Facilities District[1]	5.450	07/15/2032	856,810

35,000	Glendale, AZ IDA (Midwestern University)[1]	5.375	05/15/2028	35,403

225,000	Goodyear, AZ IDA Water and Sewer (Litchfield Park Service Company)[1]	6.750	10/01/2031	226,080

5,000	Greater AZ Devel. Authority, Series A1	5.625	08/01/2020	5,132

315,000	Hassayampa, AZ Community Facilities District (Hassayampa Village Community)	7.750	07/01/2021	322,692

1,000,000	Maricopa County & Phoenix, AZ IDA (Single Family)	5.800	07/01/2040	1,040,110

5,000	Maricopa County, AZ Hospital (Sun Health Corp.)[1]	5.250	04/01/2019	5,018

95,000	Maricopa County, AZ IDA (Catholic Healthcare)[1]	5.000	07/01/2021	95,043

60,000	Maricopa County, AZ IDA (Catholic Healthcare)[1]	5.000	07/01/2021	54,283

35,000	Maricopa County, AZ IDA (Chaparral City Water Company)[1]	5.400	12/01/2022	35,088

30,000	Maricopa County, AZ IDA (Chaparral Water Company)[1]	5.300	12/01/2022	30,622

285,000	Maricopa County, AZ IDA (Citizens Utilities Company)[1]	6.200	05/01/2030	267,148

10,000	Maricopa County, AZ IDA (Pennington Gardens)[1]	5.100	09/20/2019	10,172

1,000,000	Maricopa County, AZ IDA (Rosa Linda Apartments)	5.300	07/20/2042	909,330

525,000	Maricopa County, AZ IDA (Sun King Apartments)[1]	6.750	05/01/2031	508,583

20,000	Maricopa County, AZ IDA (Villas de Merced Apartments)[1]	5.500	12/20/2037	19,373

220,000	Maricopa County, AZ IDA (Whispering Palms Apartments)[1]	5.900	07/01/2029	221,940

230,000	Maricopa County, AZ Pollution Control Corp. (Public Service Company of New Mexico)[1]	6.300	12/01/2026	230,278

455,000	Marley Park, AZ Community Facilities District[1]	6.000	07/15/2026	429,652

685,000	Marley Park, AZ Community Facilities District[1]	6.100	07/15/2032	639,283

60,000	Mesa, AZ IDA (Mesa Student Hsg.)[1]	6.000	07/01/2025	59,264

125,000	Mesa, AZ IDA (Mesa Student Hsg.)[1]	6.000	07/01/2032	123,181

20,000	Mesa, AZ IDA (Mesa Student Hsg.)[1]	6.000	07/01/2032	18,774

60,000	Mesa, AZ IDA (Mesa Student Hsg.)[1]	6.250	07/01/2032	58,174

215,000	Navajo County, AZ IDA (Stone Container Corp.)[1]	7.400	04/01/2026	214,985

500,000	Palm Valley, AZ Community Facility District No. 3[1]	5.800	07/15/2032	451,020

50,000	Parkway, AZ Community Facilities District No. 1 (Prescott Valley)[1]	5.350	07/15/2031	42,481

40,000	Peoria, AZ Improvement District No. 8401[1]	5.300	01/01/2011	40,120

10,000	Peoria, AZ Street & Highway[1]	5.750	07/01/2012	10,025

5,000	Peoria, AZ Street & Highway[1]	5.750	07/01/2016	5,012

25,000	Phoenix, AZ Airport[1]	6.250	07/01/2011	25,061

15,000	Phoenix, AZ Airport[1]	6.400	07/01/2012	15,029

45,000	Phoenix, AZ Airport, Series D1	6.200	07/01/2008	45,117

50,000	Phoenix, AZ Civic Improvement Corp. (Bus Acquisition)[1]	5.300	07/01/2010	50,309
OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF INVESTMENTS Continued
OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

Arizona Continued
$5,000	Phoenix, AZ Civic Improvement Corp. Airport, Series A1	5.000%		07/01/2018	$5,065

60,000	Phoenix, AZ Civic Improvement Corp. Water System[1]	5.000		07/01/2019	60,161

20,000	Phoenix, AZ Hsg. Finance Corp.[1]	6.900		01/01/2023	20,350

165,000	Phoenix, AZ IDA (Crossroads Apartments)[1]	5.200		12/15/2021	165,587

350,000	Phoenix, AZ IDA (Espiritu Community Devel. Corp.)[1]	6.250		07/01/2036	322,851

1,000,000	Phoenix, AZ IDA (Gourmet Boutique West)[1]	5.875		11/01/2037	840,890

1,481,288	Phoenix, AZ IDA (Single Family Mtg.)	5.500		08/01/2038	1,516,765

747,223	Phoenix, AZ IDA (Single Family Mtg.)	5.625		05/01/2039	759,582

50,000	Phoenix, AZ IDA (Single Family Mtg.)[1]	6.650		10/01/2029	51,572

225,000	Phoenix, AZ IDA (Summit Apartments)[1]	6.550		07/20/2037	230,445

40,000	Phoenix, AZ Street & Highway[1]	6.100		07/01/2011	40,113

90,000	Pima County, AZ Devel. Authority (Tucson Electric Power Company)[1]	6.100		09/01/2025	85,359

170,000	Pima County, AZ IDA (Arizona Charter School)[1]	6.500		07/01/2023	172,778

1,000,000	Pima County, AZ IDA (Center for Academic Success)[1]	5.500		07/01/2037	872,660

10,000	Pima County, AZ IDA (Charter Schools)[1]	6.375		07/01/2031	11,578

15,000	Pima County, AZ IDA (Charter Schools)[1]	6.375		07/01/2031	14,864

190,000	Pima County, AZ IDA (Christian Senior Living)[1]	5.050		01/01/2037	164,006

150,000	Pima County, AZ IDA (Global Water Resources)[1]	5.750		12/01/2032	125,352

125,000	Pima County, AZ IDA (Horizon Community Learning Center)[1]	5.250		06/01/2035	105,528

105,000	Pima County, AZ IDA (International Studies Academy)[1]	6.750		07/01/2031	105,972

15,000	Pima County, AZ IDA (Phoenix Advantage Charter School)[1]	5.500		07/01/2033	12,117

5,000	Pima County, AZ IDA (Single Family Mtg.)[1]	5.200		05/01/2031	4,742

50,000	Pima County, AZ IDA (Single Family Mtg.)	5.786	[3]	11/01/2034	9,813

125,000	Pima County, AZ IDA (Sonoran Science Academy)[1]	5.750		12/01/2037	107,008

625,000	Pima County, AZ IDA (Southgate Academy Charter School)[1]	7.000		12/01/2036	599,269

150,000	Pima County, AZ IDA (Tucson Country Day School)[1]	5.000		06/01/2037	120,318

2,000,000	Pima County, AZ IDA Water & Wastewater (Global Water Research)[1]	6.550		12/01/2037	1,844,300

15,000	Pima County, AZ Junior College District[1]	7.000		07/01/2009	15,239

1,000,000	Quailwood Meadows, AZ Community Facilities District[1]	6.000		07/15/2022	967,780

850,000	Quailwood Meadows, AZ Community Facilities District[1]	6.125		07/15/2029	791,699

5,000	San Luis, AZ Civic Improvement Corp. (Excise Tax)	5.000		07/01/2038	4,826

200,000	San Luis, AZ Facility Devel. Corp. (Regional Detention Center)[1]	7.250		05/01/2027	183,116

5,000	Santa Cruz County, AZ Unified School District[1]	6.000		07/01/2009	5,042

310,000	Scottsdale, AZ Waterfront Commercial Community Facilities District[1]	6.050		07/15/2032	289,075

1,000,000	Show Low Bluff, AZ Community Facilities District[1]	5.600		07/01/2031	869,800

480,000	Show Low Bluff, AZ Community Facilities District[1]	5.875		07/15/2032	440,002
OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

Arizona Continued
$55,000	Show Low, AZ IDA (Navapache Regional Medical Center)[1]	5.300%		12/01/2011	$55,720

2,000,000	Tartesso West, AZ Community Facilities District	5.900		07/15/2032	1,828,080

15,000	Tempe, AZ Improvement Bonds (Improvement District No. 170)[1]	6.875		01/01/2011	15,160

215,000	Tucson & Pima Counties, AZ IDA (Single Family Mtg.)[1]	6.000		07/01/2021	218,229

5,000	Tucson, AZ COP[1]	5.600		07/01/2011	5,036

100,000	Tucson, AZ IDA (Joint Single Family Mtg.)	5.000		01/01/2039	103,621

75,000	Tucson, AZ IDA (Joint Single Family Mtg.)[1]	5.350		01/01/2038	76,762

5,000	Tucson, AZ Improvement District (Civano Neighborhood Phase 1)[1]	5.000		01/01/2015	5,005

15,000	Tucson, AZ Improvement District (Civano Neighborhood Phase 1)[1]	5.000		01/01/2018	15,009

35,000	University Arizona Medical Center Corp. (University Medical Center)[1]	5.000		07/01/2013	35,058

75,000	University Arizona Medical Center Corp. (University Medical Center)[1]	5.000		07/01/2021	75,054

5,000	University Arizona Medical Center Corp. (University Medical Center)[1]	5.000		07/01/2033	4,419

225,000	Verrado, AZ Community Facilities District No. 1[1]	6.500		07/15/2027	226,919

10,000	Via Linda, AZ Road Community Facilities District Scottsdale[1]	5.650		07/15/2018	10,024

225,000	Vistancia, AZ Community Facilities District[1]	6.750		07/15/2022	235,897

170,000	Westpark, AZ Community Facilities District[1]	5.100		07/15/2018	160,975

975,000	Westpark, AZ Community Facilities District[1]	5.250		07/15/2031	827,093

180,000	Westpark, AZ Community Facilities District[1]	5.300		07/15/2022	164,853

1,535,000	Westpark, AZ Community Facilities District[1]	5.450		07/15/2032	1,331,766

500,000	Yuma County, AZ IDA (Water & Sewer)[1]	6.375		12/01/2037	468,290

220,000	Yuma County, AZ IDA (Water & Sewer)[1]	6.500		12/01/2017	221,670

50,000	Yuma County, AZ Jail District[1]	5.250		07/01/2012	50,095

					32,806,227

U.S. Possessions—25.2%
25,000	Puerto Rico Aqueduct & Sewer Authority[1]	5.000		07/01/2015	25,226

23,225,000	Puerto Rico Children’s Trust Fund (TASC)	6.412	[3]	05/15/2050	1,161,250

2,800,000	Puerto Rico Electric Power Authority, Series UU2,4	3.868	[5]	07/01/2031	1,959,999

155,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	5.600		10/01/2014	154,709

400,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.250		10/01/2024	388,592

1,165,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500		10/01/2037	1,117,188

25,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		02/01/2019	24,776

75,000	Puerto Rico ITEMECF (Hospital Auxilio Mutuo)[1]	5.500		07/01/2026	75,642

50,000	Puerto Rico ITEMECF (Hospital Auxilio Mutuo)[1]	5.900		07/01/2008	50,148
 OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF INVESTMENTS Continued
OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

U.S. Possessions Continued
$130,000	Puerto Rico Port Authority (American Airlines), Series A1	6.250%		06/01/2026	$108,874

185,000	Puerto Rico Port Authority (American Airlines), Series A	6.300		06/01/2023	158,269

3,000,000	Puerto Rico Sales Tax Financing Corp., Series A4	3.100	[5]	08/01/2057	2,130,000

500,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	4.700		07/01/2022	425,900

140,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	6.125		07/01/2022	139,524

50,000	V.I. Public Finance Authority, Series A1	5.500		10/01/2018	50,640

200,000	V.I. Public Finance Authority, Series A1	5.625		10/01/2025	200,946

					8,171,683

Total Investments, at Value (Cost $45,243,016)—126.6%					40,977,910

Liabilities in Excess of Other Assets—(26.6)					(8,614,493)

Net Assets—100.0%					$32,363,417

Footnotes to Statement of Investments
1. All or a portion of the security has been segregated for collateral to cover borrowings. See Note 5 of accompanying Notes.
2. When-issued security or delayed delivery to be delivered and settled after March 31, 2008. See Note 1 of accompanying Notes.
3. Zero coupon bond reflects effective yield on the date of purchase.
4. Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently segregated and transferred to a trust. See Note 1 of accompanying Notes.
5. Represents the current interest rate for a variable or increasing rate security.
To simplify the listings of securities, abbreviations are used per the table below:

COP	Certificates of Participation
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
ROLs	Residual Option Longs
TASC	Tobacco Settlement Asset-Backed Bonds
V.I.	United States Virgin Islands
See accompanying Notes to Financial Statements.
 OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF INVESTMENTS March 31, 2008
OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

Municipal Bonds and Notes—111.7%

Minnesota—103.2%
$50,000	Alexandria, MN Health Care Facilities (Board of Social Ministry)	6.000%		07/01/2032	$49,099

25,000	Apple Valley, MN EDA (Evercare Senior Living)	6.000		12/01/2025	23,533

40,000	Austin, MN GO1	5.000		10/01/2016	40,126

25,000	Austin, MN GO1	5.000		10/01/2018	25,044

850,000	Becker, MN Pollution Control (Northern States Power Company)	8.500		03/01/2019	1,002,261

10,000	Bemidji, MN Health Care Facilities (North Country Health Services)[1]	5.000		09/01/2031	9,434

70,000	Brainerd, MN Health Care Facilities (Benedictine Health System)[1]	6.000		02/15/2020	70,146

20,000	Brooklyn Park, MN Economic Devel. Authority (Brooks Landing Apartments)	5.600		07/01/2024	20,057

30,000	Carver County, MN Hsg. & Redevel. Authority (Jail Facilities)[1]	5.300		02/01/2014	30,062

275,000	Carver County, MN Hsg. & Redevel. Authority (Lake Grace)[1]	5.300		02/01/2012	275,569

1,000,000	Chippewa County, MN Gross Revenue (Montevideo Hospital)	5.500		03/01/2037	862,770

135,000	Cloguet, MN Pollution Control (Potlach Corp.)[1]	5.900		10/01/2026	129,447

1,000,000	Columbia Heights, MN EDA Tax Increment (Huset Park Area Redevel.)[1]	5.375		02/15/2032	870,420

200,000	Columbia Heights, MN Multifamily & Health Care Facilities (Crest View Corp.)	5.700		07/01/2042	180,758

5,000	Coon Rapids, MN Hsg. (Pine Point Apartments)[1]	6.125		05/01/2032	5,133

400,000	Cottage Grove, MN Senior Hsg.	6.000		12/01/2046	365,256

200,000	Cuyuna Range, MN Hospital District Health Facilities	5.000		06/01/2029	180,962

200,000	Dakota County, MN Community Devel. Agency (Regent Burnsville)	6.000		07/01/2045	184,730

5,000	Douglas County, MN Alexandria Hsg. & Redevel. Authority (Windmill Ponds)[1]	5.000	[2]	07/01/2015	4,661

75,000	Duluth, MN EDA (Benedictine Health System)[1]	5.250		02/15/2033	83,296

10,000	Duluth, MN EDA (Benedictine Health System/St. Mary’s Duluth Clinic)[1]	5.250		02/15/2028	11,106

750,000	Duluth, MN Hsg. & Redevel. Authority (Benedictine Health Center)	5.875		11/01/2033	703,208

250,000	Eveleth, MN Health Care (Arrowhead Senior Living Community)	5.200		10/01/2027	214,733

300,000	Falcon Heights, MN (Kaleidoscope Charter School)[1]	6.000		11/01/2037	268,278

50,000	Faribault, MN Hsg. & Redevel. Authority (Trails Edge Apartments)[1]	5.250		02/01/2028	44,906

5,000	Glencoe, MN GO1	5.500		12/01/2014	5,016
OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF INVESTMENTS Continued
OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Minnesota Continued
$270,000	Golden Valley, MN (CRC/CAH/BCH/ECH Obligated Group)[1]	5.500%	12/01/2029	$261,025

35,000	Harmony, MN Multifamily (Zedakah Foundation)[1]	5.950	09/01/2020	32,241

50,000	Hastings, MN Health Care Facility (Regina Medical Center)[1]	5.300	09/15/2028	44,231

90,000	Hayfield, MN GO1	5.000	02/01/2018	90,101

1,600,000	Hopkins, MN Hsg. and Redevel. Authority (Excelsior Crossings)	5.050	02/01/2030	1,348,480

110,000	International Falls, MN Pollution Control (Boise Cascade Corp.)[1]	5.500	04/01/2023	99,257

180,000	International Falls, MN Pollution Control (Boise Cascade Corp.)[1]	5.650	12/01/2022	165,098

115,000	International Falls, MN Solid Waste Disposal (Boise Cascade Corp.)[1]	6.850	12/01/2029	116,728

500,000	Lake Crystal, MN Hsg. (Ecumen-Second Century)	5.700	09/01/2036	461,325

500,000	Lamberton, MN Solid Waste (Highwater Ethanol)[3]	8.500	12/01/2022	500,455

225,000	Mahtomedi, MN Multifamily (Briarcliff)	7.350	06/01/2036	225,284

5,000	Maple Grove, MN GO1	5.000	02/01/2019	5,006

20,000	Maplewood, MN Multifamily Hsg. (Hazel Ridge)[1]	5.700	12/01/2032	20,003

750,000	Meeker County, MN (Memorial Hospital)[1]	5.750	11/01/2037	687,443

238,872	Minneapolis & St. Paul, MN Hsg. Finance Board (Single Family Mtg.)	5.000	12/01/2038	216,592

1,369,322	Minneapolis & St. Paul, MN Hsg. Finance Board (Single Family Mtg.)	5.250	12/01/2040	1,370,595

60,000	Minneapolis & St. Paul, MN Hsg. Finance Board (Single Family Mtg.)[1]	6.250	11/01/2030	61,214

120,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission[1]	5.250	01/01/2022	120,020

25,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission, Series A1	5.000	01/01/2028	24,998

75,000	Minneapolis, MN (Carechoice Member)	5.875	04/01/2024	71,889

95,000	Minneapolis, MN (Sports Arena)[1]	5.125	10/01/2020	95,124

25,000	Minneapolis, MN (Sports Arena)	5.400	07/01/2030	24,243

500,000	Minneapolis, MN Collateralized Multifamily Hsg. (Vantage Flats)	5.200	10/20/2048	451,275

15,000	Minneapolis, MN Community Devel. Agency[1]	5.875	06/01/2019	16,185

10,000	Minneapolis, MN Community Devel. Agency (Cord-Sets)[1]	5.500	06/01/2018	10,019

110,000	Minneapolis, MN Community Devel. Agency (Riverside Homes of Minneapolis)[1]	6.200	09/01/2029	111,035

200,000	Minneapolis, MN Multifamily Hsg. (Blaisdell Apartments)	5.500	04/01/2042	166,040

20,000	Minneapolis, MN Multifamily Hsg. (East Village Hsg. Corp.)	5.750	10/20/2042	19,193

35,000	Minneapolis, MN Multifamily Hsg. (Riverside Plaza)[1]	5.100	12/20/2018	35,054
 OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Minnesota Continued
$190,000	Minneapolis, MN Multifamily Hsg. (Riverside Plaza)[1]	5.200%	12/20/2030	$180,282

15,000	Minneapolis, MN Sports Arena[1]	5.100	10/01/2013	15,031

100,000	Minneapolis, MN Sports Arena[1]	5.100	04/01/2014	100,208

250,000	Minneapolis, MN Supported Devel. (Common Bond Fund)[1]	5.000	06/01/2028	227,515

250,000	Minneapolis, MN Tax Increment (Grant Park)[1]	5.350	02/01/2030	220,798

500,000	Minneapolis, MN Tax Increment (Ivy Tower)[1]	5.500	02/01/2022	479,170

250,000	Minneapolis, MN Tax Increment (St. Anthony Falls)[1]	5.750	02/01/2027	232,983

635,000	Minneapolis, MN Tax Increment (Unocal Site)[1]	5.400	02/01/2031	557,543

5,000	Minneota, MN Hsg. Facilities (Madison Ave. Apartments)[1]	5.750	04/01/2019	4,629

40,000	Minnetonka, MN Multifamily Hsg. (Cedar Hills East/Cedar Hills West)[1]	5.900	10/20/2019	41,060

200,000	MN Agricultural & Economic Devel. Board	7.250	08/01/2020	204,748

5,000	MN Agricultural & Economic Devel. Board (Benedictine Health System)[1]	5.000	02/15/2023	5,293

20,000	MN HEFA (College of St. Benedict)[1]	5.350	03/01/2020	20,283

15,000	MN HEFA (Gustavus Adolphus College)[1]	5.250	10/01/2009	15,032

60,000	MN HFA (Rental Hsg.)[1]	5.200	08/01/2029	57,172

135,000	MN HFA (Rental Hsg.)[1]	5.875	08/01/2028	135,142

25,000	MN HFA (Rental Hsg.)[1]	6.125	08/01/2021	25,224

250,000	MN HFA (Residential Hsg.)[1]	5.100	07/01/2031	233,838

25,000	MN HFA (Residential Hsg.)[1]	5.350	07/01/2033	23,866

30,000	MN HFA (Single Family Mtg.)[1]	5.150	07/01/2019	31,265

10,000	MN HFA (Single Family Mtg.)[1]	5.200	07/01/2013	10,157

140,000	MN HFA (Single Family Mtg.)[1]	5.400	01/01/2025	140,038

10,000	MN HFA (Single Family Mtg.)[1]	5.550	07/01/2013	10,216

505,000	MN HFA (Single Family Mtg.)	5.600	07/01/2013	510,383

30,000	MN HFA (Single Family Mtg.)[1]	5.600	07/01/2022	30,946

5,000	MN HFA (Single Family Mtg.)[1]	5.650	07/01/2031	5,121

25,000	MN HFA (Single Family Mtg.)[1]	5.650	07/01/2031	25,805

5,000	MN HFA (Single Family Mtg.)[1]	5.750	01/01/2026	5,011

10,000	MN HFA (Single Family Mtg.)	5.850	07/01/2019	10,259

20,000	MN HFA (Single Family Mtg.)[1]	5.875	01/01/2017	20,747

670,000	MN HFA (Single Family Mtg.)[1]	5.900	07/01/2025	687,527

10,000	MN HFA (Single Family Mtg.)[1]	6.100	07/01/2030	10,465

320,000	MN HFA (Single Family Mtg.)[1]	6.250	07/01/2026	324,563

15,000	MN Public Facilities Authority Water Pollution[1]	5.000	03/01/2015	15,029

1,200,000	MN Seaway Port Authority of Duluth (Northstar Aerospace)[1]	5.200	04/01/2027	1,071,420

200,000	Moorhead, MN EDA (Eventide)	5.150	06/01/2029	169,270
OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF INVESTMENTS Continued
OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Minnesota Continued
$20,000	Moorhead, MN Public Utility[1]	5.100%	11/01/2017	$20,041

55,000	New Hope, MN Hsg. & Health Care Facilities (Minnesota Masonic Home North Ridge)	5.875	03/01/2029	51,025

40,000	Northfield, MN Senior Hsg. (Northfield Manor)	6.000	07/01/2033	35,653

110,000	Olmstead County, MN Health Care Facilities (Olmsted Medical Group)	5.450	07/01/2013	110,106

300,000	Otter Tail County, MN GO1	7.500	11/01/2019	258,756

100,000	Park Rapids, MN Health Facilities (Mankato Lutheran Homes)	5.600	08/01/2036	86,188

50,000	Paynesville, MN GO1	5.450	12/01/2009	50,253

100,000	Pine City, MN Health Care & Hsg. (North Branch)	6.125	10/20/2047	92,564

65,000	Plymouth, MN Health Facilities (HealthSpan Health System/North Memorial Medical Center)[1]	6.250	06/01/2016	65,278

125,000	Prior Lake, MN Senior Hsg. (Shepherds Path Senior Hsg.)	5.750	08/01/2041	115,050

30,000	Ramsey County, MN Hsg. & Redevel. Authority (Hanover Townhouses)[1]	5.625	07/01/2016	30,545

2,000,000	Redwood Falls, MN (Redwood Area Hospital)[1]	5.125	12/01/2036	1,649,940

415,000	Rochester, MN Health Care Facilities (Mayo Clinic)[1]	5.500	11/15/2027	419,922

200,000	Sartell, MN Health Care & Hsg. Facilities (The Foundation for Health Care Continuums)	6.625	09/01/2029	201,560

25,000	Slayton, MN Tax Increment, Series B1	5.350	02/01/2013	25,044

500,000	South St. Paul, MN Hsg. & Redevel. Authority (Airport)[1]	5.125	09/01/2029	478,975

25,000	South Washington County, MN Independent School District No. 833 COP[1]	5.250	12/01/2014	25,019

1,000,000	St. Anthony, MN Hsg. & Redevel. Authority (Silver Lake Village)[1]	5.000	02/01/2031	830,460

250,000	St. Anthony, MN Hsg. & Redevel. Authority (Silver Lake Village)[1]	5.625	02/01/2031	226,608

40,000	St. Cloud, MN Hospital Facilities (St. Cloud Hospital)[1]	5.000	07/01/2015	40,199

5,000	St. Cloud, MN Hospital Facilities (St. Cloud Hospital)[1]	5.000	07/01/2015	5,025

15,000	St. Cloud, MN Hospital Facilities (St. Cloud Hospital)[1]	5.000	07/01/2020	15,040

10,000	St. Paul, MN GO1	5.000	12/01/2018	10,012

1,000,000	St. Paul, MN Hsg. & Redevel. Authority (559 Capital Blvd./HSJH/BLMC/DRH/HESJH Obligated Group)[1]	5.700	11/01/2015	1,010,710

400,000	St. Paul, MN Hsg. & Redevel. Authority (Bridgecreek Senior Place)[1]	7.000	09/15/2037	388,116

50,000	St. Paul, MN Hsg. & Redevel. Authority (District Cooling St. Paul)[1]	5.350	03/01/2018	50,423

324,000	St. Paul, MN Hsg. & Redevel. Authority (Great Northern Lofts)	6.250	03/01/2029	319,334

150,000	St. Paul, MN Hsg. & Redevel. Authority (Hmong Academy)[1]	6.000	09/01/2036	135,938

750,000	St. Paul, MN Hsg. & Redevel. Authority (Selby Grotto Hsg.)	5.500	09/20/2044	731,550
OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

Minnesota Continued
$5,000	St. Paul, MN Hsg. & Redevel. Authority Health Care Facility (Regions Hospital)[1]	5.200%		05/15/2013	$5,042

25,000	St. Paul, MN Hsg. & Redevel. Authority Health Care Facility (Regions Hospital)[1]	5.250		05/15/2018	25,009

35,000	St. Paul, MN Hsg. & Redevel. Authority Health Care Facility (Regions Hospital)[1]	5.300		05/15/2028	32,636

100,000	St. Paul, MN Independent School District No. 625 COP[1]	6.375		02/01/2013	100,333

100,000	St. Paul, MN Port Authority (Great Northern)[1]	6.000		03/01/2030	91,849

200,000	Stillwater, MN Multifamily (Orleans Homes)	5.500		02/01/2042	166,064

25,000	Virginia, MN Hsg. & Redevel. Authority Health Care Facilities[1]	5.375		10/01/2030	23,916

15,000	Washington County, MN Hsg. & Redevel. Authority (HealthEast Bethesda Hospital)[1]	5.375		11/15/2018	14,876

130,000	Washington County, MN Hsg. & Redevel. Authority (HealthEast)[1]	5.500		11/15/2027	118,847

115,000	Washington County, MN Hsg. & Redevel. Authority (HealthEast/HealthEast Bethesda Hospital Obligated Group)[1]	5.375		11/15/2018	114,048

					26,540,157

U.S. Possessions—8.5%
6,778,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)	7.250	[4]	06/01/2057	169,043

1,000,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2044	1,022,160

90,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	85,882

11,200,000	Puerto Rico Children’s Trust Fund (TASC)	6.626	[4]	05/15/2050	560,000

240,000	Puerto Rico IMEPCF (American Airlines)[1]	6.450		12/01/2025	210,113

5,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		02/01/2019	4,955

110,000	Puerto Rico Port Authority (American Airlines), Series A1	6.250		06/01/2026	92,124

50,000	Puerto Rico Port Authority (American Airlines), Series A	6.300		06/01/2023	42,771

					2,187,048

Total Investments, at Value (Cost $30,654,689)—111.7%					28,727,205

Liabilities in Excess of Other Assets—(11.7)					(3,008,942)

Net Assets—100.0%					$25,718,263

OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF INVESTMENTS Continued
OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND
Footnotes to Statement of Investments
1. All or a portion of the security has been segregated for collateral to cover borrowings. See Note 5 of accompanying Notes.
2. Represents the current interest rate for a variable or increasing rate security.
3. When-issued security or delayed delivery to be delivered and settled after March 31, 2008. See Note 1 of accompanying Notes.
4. Zero coupon bond reflects effective yield on the date of purchase.
To simplify the listings of securities, abbreviations are used per the table below:

BCH	Bethany Covenant Home
BLMC	Bethesda Lutheran Medical Center
CAH	Colonial Acres Home
COP	Certificates of Participation
CRC	Covenant Retirement Communities
DRH	D.R. Hospital
ECH	Ebenezer Covenant Home
EDA	Economic Devel. Authority
GO	General Obligation
HEFA	Higher Education Facilities Authority
HESJH	HealthEast St. John’s Hospital
HFA	Housing Finance Agency
HSJH	HealthEast St. Joseph’s Hospital
IMEPCF	Industrial, Medical and Environmental Pollution Control Facilities
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
TASC	Tobacco Settlement Asset-Backed Bonds
See accompanying Notes to Financial Statements.
 OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

	Oppenheimer	Oppenheimer
	Rochester	Rochester
	Arizona	Minnesota
	Municipal	Municipal
March 31, 2008	Fund	Fund

Assets
Investments, at cost	$45,243,016	$30,654,689

Investments, at value	$40,977,910	$28,727,205

Cash	11,331	116,237

Receivables and other assets:
Investments sold*	4,574,773	42,740
Interest	626,962	393,509
Shares of beneficial interest sold	207,002	131,067
Due from Manager	85	200
Other	1,321	688

Total assets	46,399,384	29,411,646

Liabilities
Payables and other liabilities:
Payable on borrowings (See Note 5)	6,500,000	2,100,000
Payable for short-term floating rate notes issued (See Note 1)	3,495,000	—
Investments purchased**	3,730,295	1,521,319
Shares of beneficial interest redeemed	215,005	12,000
Dividends	31,289	23,115
Interest expense on borrowings	17,117	2,748
Distribution and service plan fees	12,616	6,421
Shareholder communications	4,129	3,814
Trustees’ compensation	986	713
Transfer and shareholder servicing agent fees	623	612
Other	28,907	22,641

Total liabilities	14,035,967	3,693,383

Net Assets	$32,363,417	$25,718,263

Composition of Net Assets
Par value of shares of beneficial interest	$2,647	$2,077

Additional paid-in capital	37,171,720	27,607,290

Accumulated net investment income	352,611	204,688

Accumulated net realized loss on investments	(898,455)	(168,308)

Net unrealized depreciation on investments	(4,265,106)	(1,927,484)

Net Assets	$32,363,417	$25,718,263

* Investments sold on a when-issued or delayed delivery basis	$1,987,507	$—

** Investments purchased on a when-issued or delayed delivery basis	$2,525,639	$501,653
  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENTS OF ASSETS AND LIABILITIES Continued

	Oppenheimer	Oppenheimer
	Rochester	Rochester
	Arizona	Minnesota
	Municipal	Municipal
	Fund	Fund

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets and shares of beneficial interest outstanding)
Net assets	$28,388,249	$22,915,448
Shares of beneficial interest outstanding	2,321,873	1,850,659
Per share	$12.23	$12.38
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$12.84	$13.00

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets and shares of beneficial interest outstanding)
Net assets	$164,112	$546,905
Shares of beneficial interest outstanding	13,430	44,203
Per share	$12.22	$12.37

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets and shares of beneficial interest outstanding)
Net assets	$3,811,056	$2,255,910
Shares of beneficial interest outstanding	311,842	182,354
Per share	$12.22	$12.37
See accompanying Notes to Financial Statements.
 OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENTS OF OPERATIONS

	Oppenheimer	Oppenheimer
	Rochester	Rochester
	Arizona	Minnesota
	Municipal	Municipal
For the Year Ended March 31, 2008	Fund	Fund

Investment Income
Interest	$1,957,514	$1,118,995

Expenses
Management fees	142,818	94,668

Distribution and service plan fees:
Class A	24,690	12,847
Class B	1,383	3,612
Class C	29,939	11,118

Transfer and shareholder servicing agent fees:
Class A	4,096	3,802
Class B	180	354
Class C	1,319	839

Shareholder communications:
Class A	6,975	7,758
Class B	1,650	782
Class C	1,574	1,465

Interest expense on borrowings	276,656	194,284

Interest expense and fees on short-term floating rate notes issued (See Note 1)	153,316	—

Legal, auditing and other professional fees	43,031	42,489

Custodian fees and expenses	1,238	2,259

Trustees’ compensation	934	651

Other	26,165	19,466

Total expenses	715,964	396,394
Less reduction to custodian expenses	(324)	(581)
Less waivers and reimbursements of expenses	(331,075)	(246,990)

Net expenses	384,565	148,823

Net Investment Income	1,572,949	970,172

Realized and Unrealized Loss
Net realized loss on investments	(897,600)	(167,715)

Net change in unrealized depreciation on investments	(4,395,481)	(1,966,037)

Net Decrease in Net Assets Resulting from Operations	$(3,720,132)	$(1,163,580)

See accompanying Notes to Financial Statements.
  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENTS OF CHANGES IN NET ASSETS
Oppenheimer Rochester Arizona Municipal Fund

	Year	Period
	Ended	Ended
	March 31,	March 31,
	2008	2007[1]

Operations
Net investment income	$1,572,949	$184,119

Net realized loss	(897,600)	(855)

Net change in unrealized appreciation (depreciation)	(4,395,481)	130,375

Net increase (decrease) in net assets resulting from operations	(3,720,132)	313,639

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(1,139,025)	(127,692)
Class B	(5,803)	(791)
Class C	(126,429)	(6,491)

	(1,271,257)	(134,974)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	22,496,194	10,029,836
Class B	108,512	78,749
Class C	3,078,010	1,282,840

	25,682,716	11,391,425

Net Assets
Total increase	20,691,327	11,570,090

Beginning of period	11,672,090	102,000 [2]

End of period (including accumulated net investment income of $352,611 and $50,919, respectively)	$32,363,417	$11,672,090

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	Reflects the value of the Manager’s initial seed money on May 31, 2006.
See accompanying Notes to Financial Statements.
  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

Oppenheimer Rochester Minnesota Municipal Fund

	Year	Period
	Ended	Ended
	March 31,	March 31,
	2008	2007[1]

Operations
Net investment income	$970,172	$142,286

Net realized loss	(167,715)	(593)

Net change in unrealized appreciation (depreciation)	(1,966,037)	38,553

Net increase (decrease) in net assets resulting from operations	(1,163,580)	180,246

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(751,540)	(96,679)
Class B	(15,078)	(1,277)
Class C	(44,614)	(1,099)

	(811,232)	(99,055)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	16,884,636	7,651,497
Class B	374,259	213,782
Class C	2,222,928	162,782

	19,481,823	8,028,061

Net Assets
Total increase	17,507,011	8,109,252

Beginning of period	8,211,252	102,000 [2]

End of period (including accumulated net investment income of $204,688 and $45,747, respectively)	$25,718,263	$8,211,252

1.	For the period from November 7, 2006 (commencement of operations) to March 31, 2007.

2.	Reflects the value of the Manager’s initial seed money on May 31, 2006.
See accompanying Notes to Financial Statements.
 OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF CASH FLOWS
Oppenheimer Rochester Arizona Municipal Fund

For the Year Ended March 31, 2008

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(3,720,132)

Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(41,561,867)
Proceeds from disposition of investment securities	14,932,087
Short-term investment securities, net	(3,479,730)
Premium amortization	83,911
Discount accretion	(85,854)
Net realized loss on investments	897,600
Net change in unrealized depreciation on investments	4,395,481
Increase in interest receivable	(430,988)
Increase in receivable for securities sold	(4,539,773)
Increase in other assets	(460)
Increase in payable for securities purchased	3,269,400
Increase in payable for accrued expenses	18,079

Net cash used in operating activities	(30,222,246)

Cash Flows from Financing Activities
Proceeds from bank borrowings	52,400,000
Payments on bank borrowings	(49,000,000)
Proceeds from short-term floating rate notes issued	1,745,000
Proceeds from shares sold	37,109,749
Payment on shares redeemed	(11,517,370)
Cash distributions paid	(867,808)

Net cash provided by financing activities	29,869,571

Net decrease in cash	(352,675)

Cash, beginning balance	364,006

Cash, ending balance	$11,331

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $378,183.
Cash paid for interest on bank borrowings—$270,186.
Cash paid for interest on short-term floating rate notes issued—$153,316.
See accompanying Notes to Financial Statements.
 OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

Oppenheimer Rochester Minnesota Municipal Fund

For the Year Ended March 31, 2008

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(1,163,580)

Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(22,553,294)
Proceeds from disposition of investment securities	5,589,010
Short-term investment securities, net	(3,786,459)
Premium amortization	73,686
Discount accretion	(25,936)
Net realized loss on investments	167,715
Net change in unrealized depreciation on investments	1,966,037
Increase in interest receivable	(258,042)
Increase in receivable for securities sold	(27,305)
Increase in other assets	(36)
Increase in payable for securities purchased	1,510,997
Decrease in payable for accrued expenses	(9,994)

Net cash used in operating activities	(18,517,201)

Cash Flows from Financing Activities
Proceeds from bank borrowings	25,700,000
Payments on bank borrowings	(26,300,000)
Proceeds from shares sold	21,189,694
Payment on shares redeemed	(1,826,879)
Cash distributions paid	(536,766)

Net cash provided by financing activities	18,226,049

Net decrease in cash	(291,152)

Cash, beginning balance	407,389

Cash, ending balance	$116,237

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $255,459.
Cash paid for interest on bank borrowings—$202,870.
See accompanying Notes to Financial Statements.
  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FINANCIAL HIGHLIGHTS
Oppenheimer Rochester Arizona Municipal Fund

Class A Year Ended March 31,	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$14.30	$13.80

Income (loss) from investment operations:
Net investment income[2]	.82	.37
Net realized and unrealized gain (loss)	(2.23)	.39

Total from investment operations	(1.41)	.76

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.66)	(.26)

Net asset value, end of period	$12.23	$14.30

Total Return, at Net Asset Value[3]	(10.15)%	5.61%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$28,388	$10,308

Average net assets (in thousands)	$22,842	$6,676

Ratios to average net assets:[4]
Net investment income	6.15%	5.52%
Expenses excluding interest and fees on short-term floating rate notes issued	2.04%	2.88%
Interest and fees on short-term floating rate notes issued[5]	0.59%	0.14%

Total expenses	2.63%	3.02%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.39%	0.94%

Portfolio turnover rate	53%	0%

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

6.	Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund’s limited operating history.

7.	Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rates: 0.80%, 1.55% and 1.55% for Class A shares, Class B shares and Class C shares, respectively.
See accompanying Notes to Financial Statements.
 OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

Oppenheimer Rochester Arizona Municipal Fund

Class B Year Ended March 31,	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$14.29	$13.80

Income (loss) from investment operations:
Net investment income[2]	.72	.31
Net realized and unrealized gain (loss)	(2.23)	.39

Total from investment operations	(1.51)	.70

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.56)	(.21)

Net asset value, end of period	$12.22	$14.29

Total Return, at Net Asset Value[3]	(10.84)%	5.16%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$164	$80

Average net assets (in thousands)	$138	$44

Ratios to average net assets:[4]
Net investment income	5.34%	4.56%
Expenses excluding interest and fees on short-term floating rate notes issued	4.28%	11.63%
Interest and fees on short-term floating rate notes issued[5]	0.59%	0.14%

Total expenses	4.87%	11.77%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	2.14%	1.69%

Portfolio turnover rate	53%	0%

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

6.	Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund’s limited operating history.

7.	Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rates: 0.80%, 1.55% and 1.55% for Class A shares, Class B shares and Class C shares, respectively.
See accompanying Notes to Financial Statements.
  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FINANCIAL HIGHLIGHTS Continued
Oppenheimer Rochester Arizona Municipal Fund

Class C Year Ended March 31,	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$14.29	$13.80

Income (loss) from investment operations:
Net investment income[2]	.72	.29
Net realized and unrealized gain (loss)	(2.23)	.41

Total from investment operations	(1.51)	.70

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.56)	(.21)

Net asset value, end of period	$12.22	$14.29

Total Return, at Net Asset Value[3]	(10.84)%	5.18%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$3,811	$1,284

Average net assets (in thousands)	$2,997	$411

Ratios to average net assets:[4]
Net investment income	5.38%	4.39%
Expenses excluding interest and fees on short-term floating rate notes issued	3.00%	4.48%
Interest and fees on short-term floating rate notes issued[5]	0.59%	0.14%

Total expenses	3.59%	4.62%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	2.14%	1.69%

Portfolio turnover rate	53%	0%

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

6.	Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund’s limited operating history.

7.	Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rates: 0.80%, 1.55% and 1.55% for Class A shares, Class B shares and Class C shares, respectively.
See accompanying Notes to Financial Statements.
  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

Oppenheimer Rochester Minnesota Municipal Fund

Class A Year Ended March 31,	2008	2007[1]

Per Share Operating Data

Net asset value, beginning of period	$13.79	$13.60

Income (loss) from investment operations:
Net investment income[2]	.74	.30
Net realized and unrealized gain (loss)	(1.53)	.09

Total from investment operations	(.79)	.39

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.62)	(.20)

Net asset value, end of period	$12.38	$13.79

Total Return, at Net Asset Value[3]	(5.89)%	2.85%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$22,915	$7,832

Average net assets (in thousands)	$15,737	$6,330

Ratios to average net assets:[4]
Net investment income	5.70%	5.53%
Total expenses	2.21%	3.44%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%

Portfolio turnover rate	33%	0%

1.	For the period from November 7, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund’s limited operating history.
See accompanying Notes to Financial Statements.
  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FINANCIAL HIGHLIGHTS Continued
Oppenheimer Rochester Minnesota Municipal Fund

Class B Year Ended March 31,	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$13.78	$13.60

Income (loss) from investment operations:
Net investment income[2]	.64	.26
Net realized and unrealized gain (loss)	(1.53)	.08

Total from investment operations	(.89)	.34

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.52)	(.16)

Net asset value, end of period	$12.37	$13.78

Total Return, at Net Asset Value[3]	(6.60)%	2.48%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$547	$215

Average net assets (in thousands)	$373	$95

Ratios to average net assets:[4]
Net investment income	4.95%	4.75%
Total expenses	3.32%	8.87%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.55%	1.55%

Portfolio turnover rate	33%	0%

1.	For the period from November 7, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund’s limited operating history.
See accompanying Notes to Financial Statements.
 OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

Oppenheimer Rochester Minnesota Municipal Fund

Class C Year Ended March 31,	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$13.78	$13.60

Income (loss) from investment operations:
Net investment income[2]	.63	.26
Net realized and unrealized gain (loss)	(1.53)	.08

Total from investment operations	(.90)	.34

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.51)	(.16)

Net asset value, end of period	$12.37	$13.78

Total Return, at Net Asset Value[3]	(6.64)%	2.47%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,256	$164

Average net assets (in thousands)	$1,119	$77

Ratios to average net assets:[4]
Net investment income	4.87%	4.75%
Total expenses	3.18%	9.87%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.55%	1.55%

Portfolio turnover rate	33%	0%

1.	For the period from November 7, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund’s limited operating history.
See accompanying Notes to Financial Statements.
  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Rochester Arizona Municipal Fund (“Arizona Fund”) and Oppenheimer Rochester Minnesota Municipal Fund (“Minnesota Fund”) collectively (the “Fund’s”), are each non-diversified, open-end management investment companies registered under the Investment Company Act of 1940, as amended. The investment objective of each of the Funds is to seek a high level of current interest income exempt from federal and its state income taxes for individual investors as is consistent with preservation of capital. The Funds’ investment adviser is OppenheimerFunds, Inc. (the “Manager”). As of March 31, 2008, 54% of the shares of Minnesota Fund were owned by the Manager and its affiliates.
     The Funds offer Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges with respect to the Funds in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Funds.
Securities Valuation. The Funds calculate the net asset value of their shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security traded on that exchange prior to the time when the Funds’ assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the closing price reported by NASDAQ prior to the time when the Funds’ assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing “bid” and “asked” prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Funds’ assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities will be valued at the mean between the “bid” and “asked” prices. Securities for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Funds’ assets are valued but after the close of their respective exchanges will be fair valued. Fair value
  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Shares of a registered investment company that are not traded on an exchange are valued at the acquired investment company’s net asset value per share. “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
Securities on a When-Issued or Delayed Delivery Basis. The Funds may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Funds on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Funds’ net asset value to the extent the Funds execute such transactions while remaining substantially fully invested. When the Funds engage in when-issued or delayed delivery transactions, they rely on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Funds to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Funds maintain internally designated assets with a market value equal to or greater than the amount of their purchase commitments. The Funds may also sell securities that they purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of March 31, 2008, the Funds had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis:

	When-Issued or Delayed Delivery
	Basis Transactions
Arizona Fund	Purchased securities	$2,525,639
Arizona Fund	Sold securities	1,987,507
Minnesota Fund	Purchased securities	501,653

Inverse Floating Rate Securities. The Funds invest in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Funds may invest up to 20% of their total assets (which includes the effects of leverage) in inverse floaters. As of March 31, 2008, inverse floaters including the effects of leverage were held by the following Fund.

	Inverse Floaters Including
	the Effects of Leverage	% of Total Assets
Arizona Fund	$2,461,307	5.30%
  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Certain inverse floating rate securities are created when the Funds purchase and subsequently transfer a municipal bond security (the “municipal bond”) to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the “sponsor”) creates a trust (the “Trust”) and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an “inverse floating rate security”) to the Funds. The terms of these inverse floating rate securities grant the Funds the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Funds’ repurchase of the underlying municipal bond. Following such a request, the Funds pay the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchange the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Funds include the municipal bond position on their Statement of Investments (but do not separately include the inverse floating rate securities received). The Funds also include the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on their Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust’s liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Funds’ Statement of Operations. At March 31, 2008, the value of municipal bond holdings are shown on the Funds’ Statement of Investments and are held by such Trusts and serve as collateral for short-term floating rate notes issued and outstanding at that date are as follows:

	Value of Municipal	Short-Term Floating
	Bond Holdings	Rate Notes Issued
Arizona Fund	$4,089,999	$3,495,000
At March 31, 2008, Arizona Fund’s residual exposure to these types of inverse floating rate securities was as follows:

Principal	Inverse	Coupon	Maturity
Amount	Floater[1]	Rate[2]	Date	Value
$805,000	Puerto Rico Electric Power Authority ROLs[3]	0.00%[4]	7/1/31	$(35,001)
1,500,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	22.75	8/1/57	630,000

				$594,999

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table on page 42 of the Statement of Investments.

2.	Represents the current interest rate for a variable rate bond known as an “inverse floater”.

3.	Security is subject to a shortfall and forbearance agreement.

4.	The underlying bond was purchased on a when-issued or delayed delivery basis. Therefore, the interest rate will be determined upon settlement.
  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

The Funds enter into shortfall and forbearance agreements with the sponsors of certain inverse floaters held by the Funds. These agreements commit the Funds to reimburse the sponsor of the inverse floater, in certain circumstances, for the amount of the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the short-term floating rate notes issued by the Trust in conjunction with the inverse floating rate security. Under the standard terms of an inverse floating rate security, absent such a shortfall and forbearance agreement, the Funds would not be required to make such a reimbursement. The Manager monitors the Funds’ potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Funds’ investment in such inverse floating rate securities, if it deems it appropriate to do so. As of March 31, 2008, in addition to the exposure detailed in the preceding table, the Funds’ maximum exposure under such agreements are estimated as follows:

Approximate Maximum Exposure
Arizona Fund	$3,494,790
Concentration Risk. There are certain risks arising from geographic concentration in any state. Certain economic, regulatory or political developments occurring in the state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Funds intend to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provisions are required, however, during the year ended March 31, 2008, the Fund paid federal excise tax of $1. The Funds file income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Funds’ tax return filings generally remains open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Funds must satisfy under the income tax regulations, losses the Funds may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.
  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

				Net Unrealized
				Depreciation
				Based on Cost of
				Securities and
	Undistributed	Undistributed	Accumulated	Other Investments
	Net Investment	Long-Term	Loss	for Federal Income
	Income	Gain	Carryforward[1,2,3,4]	Tax Purposes
Arizona Fund	$384,755	$—	$615,599	$4,547,962
Minnesota Fund	228,430	—	168,308	1,927,484

1.	As of March 31, 2008, the Funds had net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions as shown in the following table.

Net Capital Loss Carryforwards
Arizona Fund	$154,655
Minnesota Fund	91,561
As of March 31, 2008, details of the capital loss carryforwards were as follows:

	Expiring
Arizona Fund	2016	$154,655
Minnesota Fund	2016	91,561
2.	As of March 31, 2008, the Funds had post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2017. As of March 31, 2008, the post-October losses were as follows:

Post-October Losses
Arizona Fund	$460,944
Minnesota Fund	76,747
3.	During the fiscal year ended March 31, 2008, the Funds did not utilize any capital loss carryforward.

4.	During the fiscal year ended March 31, 2007, the Funds did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Funds.
Accordingly, the following amounts have been reclassified for March 31, 2008. Net assets of the Fund were unaffected by the reclassifications:

		Increase to
	Reduction to	Accumulated Net
	Paid-in Capital	Investment Income
Minnesota Fund	$1	$1
 OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

The tax character of distributions paid during the year ended March 31, 2008 and for the period ended March 31, 2007 was as follows:

	Year Ended	Period Ended
	March 31, 2008	March 31, 2007
Arizona Fund
Distributions paid from:
Exempt-interest dividends	$1,270,041	$134,868
Ordinary Income	1,216	106

Total	$1,271,257	$134,974

Minnesota Fund
Distributions paid from:
Exempt-interest dividends	$810,725	$99,055
Ordinary Income	507	—

Total	$811,232	$99,055

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2008 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

	Federal Tax Cost	Gross Unrealized	Gross Unrealized	Net Unrealized
	of Securities	Appreciation	Depreciation	Depreciation
Arizona Fund	$42,038,228	$56,356	$4,604,318	$4,547,962
Minnesota Fund	30,654,689	60,310	1,987,794	1,927,484

Trustees’ Compensation. The Funds have adopted an unfunded retirement plan (the “Plan”) for the Funds’ independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended March 31, 2008, the Funds’ projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

	Projected Benefit	Payments Made
	Obligations	to Retired	Accumulated
	Increased	Trustees	Liability
Arizona Fund	$618	$112	$752
Minnesota Fund	421	96	541
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though
  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
equal dollar amounts had been invested in shares of the Funds or in other Oppenheimer funds selected by the Trustee. The Funds purchase shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Funds’ asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Funds, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Funds on any cash overdrafts of their custodian accounts during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Funds pay interest to their custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Funds, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Funds during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.
  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Funds have authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest for the Funds were as follows:

	Year Ended March 31, 2008		Period Ended March 31, 2007[1,2]
Arizona Fund	Shares	Amount	Shares	Amount

Class A
Sold	2,354,070	$32,204,537	713,364	$10,027,355
Dividends and/or distributions reinvested	24,613	326,108	899	12,860
Redeemed	(777,598)	(10,034,451)	(721)	(10,379)

Net increase	1,601,085	$22,496,194	713,542	$10,029,836

Class B
Sold	13,462	$182,118	5,491	$78,562
Dividends and/or distributions reinvested	187	2,495	18	251
Redeemed	(5,795)	(76,101)	(5)	(64)

Net increase	7,854	$108,512	5,504	$78,749

Class C
Sold	344,317	$4,650,253	89,709	$1,281,692
Dividends and/or distributions reinvested	3,723	49,580	82	1,176
Redeemed	(126,059)	(1,621,823)	(2)	(28)

Net increase	221,981	$3,078,010	89,789	$1,282,840

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	The Fund sold 7,246.377 shares of Class A at a value of $100,000 and 72.464 shares each of Class B and Class C at a value of $1,000, respectively, to the Manager upon seeding of the Fund on May 31, 2006.

	Year Ended March 31, 2008		Period Ended March 31, 2007[1,2]
Minnesota Fund	Shares	Amount	Shares	Amount

Class A
Sold	1,389,631	$18,230,315	560,338	$7,650,736
Dividends and/or distributions reinvested	16,712	215,755	378	5,211
Redeemed	(123,431)	(1,561,434)	(322)	(4,450)

Net increase	1,282,912	$16,884,636	560,394	$7,651,497

  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Beneficial Interest Continued

	Year Ended March 31, 2008		Period Ended March 31, 2007[1,2]
Minnesota Fund	Shares	Amount	Shares	Amount

Class B
Sold	27,902	$365,701	15,525	$213,286
Dividends and/or distributions reinvested	728	9,369	38	523
Redeemed	(62)	(811)	(2)	(27)

Net increase	28,568	$374,259	15,561	$213,782

Class C
Sold	188,678	$2,469,227	11,766	$161,762
Dividends and/or distributions reinvested	2,360	30,335	74	1,020
Redeemed	(20,598)	(276,634)	—	—

Net increase	170,440	$2,222,928	11,840	$162,782

1.	For the period from November 7, 2006 (commencement of operations) to March 31, 2007.

2.	The Fund sold 7,352.941 shares of Class A at a value of $100,000 and 73.529 shares each of Class B and Class C at a value of $1,000, respectively, to the Manager upon seeding of the Fund on May 31, 2006.
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended March 31, 2008, were as follows:

	Investment Securities
	Purchases	Sales

Arizona Fund	$41,561,867	$14,932,087
Minnesota Fund	22,553,294	5,589,010
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with each of the Funds which provides for a fee at an average annual rate of average net assets as shown in the table below.

Fee Schedule for the Funds

Up to $500 million	0.55%
Next $500 million	0.50
Next $500 million	0.45
Over $1.5 billion	0.40
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Funds. The Funds each pay OFS a per account fee. For the year ended March 31, 2008, the Funds paid the following to OFS for services to the Funds.

Arizona Fund	$5,041
Minnesota Fund	4,450
  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

Initial Offering and Organizational Costs. The Manager assumed all initial offering and organizational costs associated with the registration and seeding of the Funds.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Funds, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Funds’ principal underwriter in the continuous public offering of the Funds’ classes of shares.
Service Plan for Class A Shares. The Funds have adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Funds reimburse the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Funds. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Funds under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Funds have adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Funds pay the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Funds or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Funds of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Funds under the Plans are detailed in the Statement of Operations. The Distributor’s aggregate uncompensated expenses under the plan at March 31, 2008 for Class B and Class C shares were as follows:

	Class B	Class C

Arizona Fund	$4,289	$32,770
Minnesota Fund	14,257	28,492
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Funds. They are deducted from the proceeds of sales of each Funds shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares are shown in the following table for the year ended March 31, 2008.
  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
	Distributor	Distributor	Distributor	Distributor

Arizona Fund	$18,019	$29,586	$7	$2,377
Minnesota Fund	23,546	—	32	110

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive management fees and/or reimburse the Funds for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” excluding expenses attributable to the Funds’ investments in inverse floaters, will not exceed 0.80% for Class A shares and 1.55% for Class B shares and Class C shares, respectively, of average annual net assets for each class of shares. This voluntary undertaking is expected to remain in effect indefinitely. However, it may be amended or withdrawn by the Manager at any time without shareholder notice. During the year ended March 31, 2008, the Manager reimbursed the Funds as detailed in the following table.

	Class A	Class B	Class C

Arizona Fund	$283,912	$3,780	$43,383
Minnesota Fund	222,206	6,603	18,181
OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
5. Borrowings
The Fund can borrow money from banks in amounts up to one third of their total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings to purchase portfolio securities, to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds create leverage in the Funds. The use of leverage will subject the Funds to greater costs than funds that do not borrow for leverage, and may also make the Funds’ share prices more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Funds’ yields. Expenses incurred by the Funds with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Funds have entered into a Revolving Credit and Security Agreement (the “Agreement”) with a conduit lender and a bank which enables them to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $1,250,000,000, collectively. To secure the loan, the Funds pledge investment securities in accordance with the terms of the Agreement. Interest is charged to the Funds, based on their borrowings, at current commercial paper issuance rates
  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

(3.1697% as of March 31, 2008). The Funds pay additional fees annually to their lender on their outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual commitment fee on the amount of the unused portion of the total facility size. The Funds have the right to prepay such loans and terminate their participation in the conduit loan facility at any time upon prior notice.
As of March 31, 2008, the Funds had borrowings outstanding at an interest rate of 3.1697%. Details of the borrowings for the year ended March 31, 2008 are listed in the following table.

	Arizona Fund	Minnesota Fund

Average Daily Loan Balance	$5,359,563	$3,701,639
Average Daily Interest Rate	5.024%	5.024%
Fees Paid	$16,478	$12,520
Interest Paid	$270,186	$202,870

6. Recent Accounting Pronouncement
In September 2006, Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, Fair Value Measurements. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of March 31, 2008, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.
 OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
Oppenheimer Rochester Maryland Municipal Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Maryland Municipal Fund, including the statement of investments, as of March 31, 2008, the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period October 10, 2006 (commencement of operations) to March 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Maryland Municipal Fund as of March 31, 2008, the results of its operations and cash flows for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period October 10, 2006 (commencement of operations) to March 31, 2007, in conformity with U.S. generally accepted accounting principles.

KPMG llp

Denver, Colorado

May 16, 2008

78 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
Oppenheimer Rochester Massachusetts Municipal Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Massachusetts Municipal Fund, including the statement of investments, as of March 31, 2008, the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period July 18, 2006 (commencement of operations) to March 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Massachusetts Municipal Fund as of March 31, 2008, the results of its operations and cash flows for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period July 18, 2006 (commencement of operations) to March 31, 2007, in conformity with U.S. generally accepted accounting principles.

KPMG llp

Denver, Colorado

May 16, 2008

OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF INVESTMENTS March 31, 2008
OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—123.9%
Maryland—72.7%
$25,000	Allegany County, MD Industrial Devel (Moran Manor Care Center)[1]	12.450%	02/01/2027	$29,282
10,000	Anne Arundel County, MD (Consolidated Water & Sewer)[1]	5.750	07/15/2010	10,029
15,000	Anne Arundel County, MD GO1	5.300	04/01/2009	15,041
10,000	Anne Arundel County, MD GO1	5.300	02/01/2017	10,109
40,000	Anne Arundel County, MD GO1	5.375	04/01/2011	40,093
40,000	Anne Arundel County, MD Solid Waste[1]	5.200	09/01/2010	40,282
20,000	Anne Arundel County, MD Solid Waste[1]	5.300	09/01/2011	20,138
40,000	Anne Arundel County, MD Solid Waste[1]	5.400	09/01/2013	40,266
50,000	Anne Arundel County, MD Solid Waste[1]	5.500	09/01/2015	50,320
100,000	Anne Arundel County, MD Solid Waste[1]	5.500	09/01/2016	100,624
10,000	Anne Arundel County, MD Solid Waste[1]	5.750	07/15/2008	10,031
5,000	Baltimore City, MD Hsg. Corp.	7.750	10/01/2009	5,019
55,000	Baltimore County, MD Mtg. (Shelter Eldercare Foundation)	7.000	11/01/2012	58,621
20,000	Baltimore, MD Convention Center[1]	5.500	09/01/2014	20,618
550,000	Baltimore, MD Convention Center	5.875	09/01/2039	502,464
5,000	Baltimore, MD GO1	5.000	10/15/2015	5,059
120,000	Baltimore, MD Pollution Control (General Motors Corp.)[1]	5.350	04/01/2008	120,000
35,000	Baltimore, MD Port Facilities (E.I. DuPont de Nemours)[1]	6.500	10/01/2011	35,622
1,890,000	Baltimore, MD Special Obligation (North Locust Point)[1]	5.500	09/01/2034	1,617,972
3,950,000	Brunswick, MD Special Obligation (Brunswick Crossing)[1]	5.500	07/01/2036	3,234,655
100,000	Cheverly, MD (Qualified Small Issue)[1]	5.200	09/01/2018	100,080
125,000	Frederick County, MD Economic Devel (YMCA of Frederick)[1]	6.000	10/01/2023	125,158
200,000	Frederick County, MD Educational Facilities (Mount St. Mary’s College)	5.625	09/01/2038	187,704
10,000	Frederick County, MD Special Obligation (Lake Linganore)	5.700	07/01/2029	10,923
15,000	Frederick County, MD Special Obligation (Lake Linganore)[1]	5.700	07/01/2029	15,243
30,000	Frederick, MD (Carrollton Apartments)[1]	5.650	09/01/2013	30,655
30,000	Frederick, MD (Carrollton Apartments)[1]	5.850	03/01/2028	31,183
65,000	Harford County, MD GO1	5.000	03/01/2013	65,129
30,000	Harford County, MD GO1	5.000	03/01/2014	30,059
5,000	Harford County, MD GO1	5.000	03/01/2015	5,010
1,350,000	Howard County, MD Retirement Community (Vantage House Facility)[1]	5.250	04/01/2037	1,074,438
450,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	4.800	09/01/2042	386,199
  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Maryland Continued
$250,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	4.850%	09/01/2047	$210,788
15,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	5.050	07/01/2018	15,069
25,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	5.050	07/01/2028	23,446
10,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	5.100	07/01/2016	10,155
50,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	5.100	07/01/2033	46,006
40,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	5.125	05/01/2022	39,674
95,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	5.150	07/01/2028	90,349
35,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	5.200	09/01/2022	34,953
175,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	5.200	07/01/2024	173,660
25,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	5.200	07/01/2031	23,769
2,300,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	5.200	09/01/2048	2,070,874
75,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	5.250	10/01/2019	75,515
50,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	5.350	07/01/2023	49,518
3,000,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	5.450	07/01/2043	2,844,960
25,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	5.500	07/01/2022	25,176
50,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	5.550	07/01/2017	50,520
35,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	5.550	07/01/2027	34,976
25,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	5.650	07/01/2027	25,029
25,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	5.700	07/01/2017	25,298
5,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	5.850	07/01/2027	5,019
20,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	5.875	07/01/2021	20,185
 OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF INVESTMENTS Continued
OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Maryland Continued
$25,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	6.000%	07/01/2032	$25,174
180,000	MD Community Devel. People’s Resource Center (Auburn Manor Apartments)	5.300	10/01/2028	173,891
5,000	MD Community Devel. People’s Resource Center (Edgewater Village)	5.550	08/01/2014	5,187
5,000	MD Community Devel. People’s Resource Center (Infrastructure Financing)[1]	5.900	06/01/2026	5,014
100,000	MD Community Devel. People’s Resource Center (Residential)	4.900	09/01/2026	94,240
200,000	MD Community Devel. People’s Resource Center (Residential)[1]	5.000	09/01/2012	203,174
235,000	MD Community Devel. People’s Resource Center (Residential)	5.150	03/01/2018	237,186
380,000	MD Community Devel. People’s Resource Center (Residential)[1]	5.250	09/01/2019	382,941
420,000	MD Community Devel. People’s Resource Center (Residential)[1]	5.250	09/01/2029	402,276
240,000	MD Community Devel. People’s Resource Center (Residential)[1]	5.300	09/01/2023	239,738
85,000	MD Community Devel. People’s Resource Center (Residential)[1]	5.350	09/01/2032	81,423
585,000	MD Community Devel. People’s Resource Center (Residential)	5.375	09/01/2022	585,784
175,000	MD Community Devel. People’s Resource Center (Residential)	5.375	09/01/2024	175,263
375,000	MD Community Devel. People’s Resource Center (Residential)[1]	5.450	09/01/2032	385,954
250,000	MD Community Devel. People’s Resource Center (Waters Landing II Apartments)[1]	5.875	08/01/2033	254,705
1,550,000	MD Community Devel. People’s Resource Center, Series A	5.050	07/01/2047	1,371,766
30,000	MD Community Devel. People’s Resource Center, Series A	5.100	07/01/2023	29,437
10,000	MD Community Devel. People’s Resource Center, Series A	5.400	07/01/2022	10,026
30,000	MD Community Devel. People’s Resource Center, Series A	5.500	07/01/2030	29,506
25,000	MD Community Devel. People’s Resource Center, Series A	5.550	07/01/2031	24,772
40,000	MD Community Devel. People’s Resource Center, Series A	5.950	07/01/2023	40,154
100,000	MD Community Devel. People’s Resource Center, Series A	6.000	07/01/2039	100,311
265,000	MD Community Devel. People’s Resource Center, Series B	5.750	07/01/2039	264,974
75,000	MD Community Devel. People’s Resource Center, Series C	5.350	07/01/2041	70,096
130,000	MD Community Devel. People’s Resource Center, Series C	5.650	07/01/2039	133,058
10,000	MD Community Devel. People’s Resource Center, Series C	6.150	01/01/2021	10,145
  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Maryland Continued
$500,000	MD Community Devel. People’s Resource Center, Series D1	6.250%	07/01/2031	$505,460
20,000	MD COP (Aviation Administration Facilities)[1]	5.000	05/01/2022	20,034
95,000	MD Dept. of Transportation[1]	5.500	10/15/2023	96,092
5,000	MD Economic Devel. Corp. (Maryland Aviation Administration Facilities)	5.000	06/01/2027	4,885
95,000	MD EDC Student Hsg. (Allegheny College Hsg.)	5.750	09/01/2020	89,487
15,000	MD EDC Student Hsg. (Allegheny College Hsg.)	6.000	09/01/2032	13,232
270,000	MD EDC Student Hsg. (Bowie State University)[1]	5.375	06/01/2033	222,369
450,000	MD EDC Student Hsg. (Bowie State University)[1]	6.000	06/01/2023	430,754
970,000	MD EDC Student Hsg. (Collegiate Hsg. Foundation)[1]	6.000	06/01/2030	962,269
35,000	MD EDC Student Hsg. (Morgan State University)[1]	6.000	07/01/2034	32,250
500,000	MD EDC Student Hsg. (Towson University)	5.000	07/01/2039	418,435
10,000	MD Energy Financing Administration (Cogeneration-AES Warrior Run)	7.400	09/01/2019	9,616
25,000	MD Energy Financing Administration Solid Waste Disposal (Wheelabrator Water)[1]	6.450	12/01/2016	25,292
20,000	MD H&HEFA (Anne Arundel Medical Center)	5.125	07/01/2028	20,055
70,000	MD H&HEFA (Broadmead)[1]	5.500	07/01/2017	70,874
1,000,000	MD H&HEFA (Civista Medical Center)[1]	5.000	07/01/2037	919,450
125,000	MD H&HEFA (Edenwald)[1]	5.200	01/01/2024	116,664
50,000	MD H&HEFA (Edenwald)	5.400	01/01/2031	45,600
200,000	MD H&HEFA (Edenwald)[1]	5.400	01/01/2037	178,854
2,000,000	MD H&HEFA (Federick Memorial Hospital)[2]	8.000[3]	07/01/2035	2,000,000
45,000	MD H&HEFA (Greater Baltimore Medical Center)[1]	5.000	07/01/2034	42,216
5,000	MD H&HEFA (Johns Hopkins Hospital)	5.000	05/15/2021	5,059
130,000	MD H&HEFA (Johns Hopkins Hospital)[1]	5.500	07/01/2026	130,425
20,000	MD H&HEFA (Johns Hopkins Medicine)[1]	5.000	07/01/2019	20,215
45,000	MD H&HEFA (Johns Hopkins Medicine)[1]	5.000	07/01/2033	44,236
5,000	MD H&HEFA (Johns Hopkins Medicine)[1]	5.125	07/01/2020	5,118
115,000	MD H&HEFA (Johns Hopkins University)[1]	5.625	07/01/2027	117,418
2,500,000	MD H&HEFA (King Farm Presbyterian Community)[1]	5.300	01/01/2037	1,969,650
100,000	MD H&HEFA (Loyola College)	5.000	10/01/2039	96,169
100,000	MD H&HEFA (Loyola College)	5.000	10/01/2039	98,333
70,000	MD H&HEFA (Maryland Institute College of Art)[1]	5.000	06/01/2029	70,011
1,000,000	MD H&HEFA (Maryland Institute College of Art)	5.000	06/01/2042	861,790
30,000	MD H&HEFA (Medstar Health)[1]	5.500	08/15/2033	28,467
50,000	MD H&HEFA (Mercy Medical Center)	5.625	07/01/2031	48,824
220,000	MD H&HEFA (Montgomery General Hospital)[1]	5.000	07/01/2023	226,134
55,000	MD H&HEFA (Montgomery General Hospital)[1]	5.625	07/01/2018	55,094
  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF INVESTMENTS Continued
OPPENHEIMER ROCHESTER MARYL AND MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Maryland Continued
$60,000	MD H&HEFA (Peninsula United Methodist Homes)	5.750%	10/01/2026	$55,531
100,000	MD H&HEFA (Roland Park Place)	5.100	07/01/2008	99,959
50,000	MD H&HEFA (Roland Park Place)	5.500	07/01/2014	49,999
50,000	MD H&HEFA (Roland Park Place)	5.625	07/01/2018	48,297
150,000	MD H&HEFA (S&EPF/SPHS/SPI/SPPP Obligated Group)[1]	5.250	07/01/2035	143,906
50,000	MD H&HEFA (Union Hospital of Cecil County)[1]	5.100	07/01/2022	50,053
50,000	MD H&HEFA (Washington Christian Academy)[1]	5.250	07/01/2018	46,846
300,000	MD H&HEFA (Washington Christian Academy)	5.500	07/01/2038	244,179
2,000,000	MD H&HEFA (Washington County Health System)	6.000	01/01/2043	1,958,900
100,000	MD Industrial Devel. Financing Authority (Bon Secours Health Systems)[1]	5.500	08/15/2020	100,148
255,000	MD Industrial Devel. Financing Authority (Bon Secours Health Systems)[1]	5.500	08/15/2024	255,324
20,000	MD Industrial Devel. Financing Authority (Bon Secours Health System)	5.500	08/15/2015	20,043
50,000	MD Industrial Devel. Financing Authority (Our Lady of Good Counsel)[1]	6.000	05/01/2035	48,406
150,000	MD Stadium Authority (Ocean City Convention Center) [1]	5.125	12/15/2008	150,381
10,000	MD Stadium Authority (Ocean City Convention Center) [1]	5.300	12/15/2010	10,020
40,000	MD Stadium Authority (Ocean City Convention Center) [1]	5.375	12/15/2012	40,093
20,000	MD Stadium Authority (Ocean City Convention Center) [1]	5.375	12/15/2013	20,047
15,000	MD Stadium Authority (Ocean City Convention Center)	5.375	12/15/2015	15,036
85,000	MD Transportation Authority (Baltimore/Washington International Airport)	5.250	03/01/2027	82,323
70,000	Montgomery County, MD Hsg. Opportunities Commission (Avalon Knoll)	6.150	07/01/2026	70,133
50,000	Montgomery County, MD Hsg. Opportunities Commission (HP Landings Edge)	5.050	07/01/2028	48,978
10,000	Montgomery County, MD Hsg. Opportunities Commission (Multifamily Mtg.)	6.050	07/01/2026	10,007
100,000	Montgomery County, MD Hsg. Opportunities Commission (Multifamily Mtg.), Series A	5.500	07/01/2031	98,316
115,000	Montgomery County, MD Hsg. Opportunities Commission (Multifamily Mtg.), Series A	5.600	07/01/2042	111,782
40,000	Montgomery County, MD Hsg. Opportunities Commission (Multifamily Mtg.), Series B	5.000	07/01/2023	39,038
185,000	Montgomery County, MD Hsg. Opportunities Commission (Multifamily Mtg.), Series B	5.200	07/01/2044	167,738
110,000	Montgomery County, MD Hsg. Opportunities Commission (Multifamily Mtg.), Series B	5.250	07/01/2029	105,372
  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER MARYL AND MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

Maryland Continued
$5,000	Montgomery County, MD Hsg. Opportunities Commission (Multifamily Mtg.), Series B	6.000%		07/01/2020	$5,005
5,000	Montgomery County, MD Hsg. Opportunities Commission (Multifamily Mtg.), Series B	6.300		07/01/2016	5,013
35,000	Montgomery County, MD Hsg. Opportunities Commission (Multifamily Mtg.), Series C	7.150		07/01/2023	35,028
200,000	Montgomery County, MD Hsg. Opportunities Commission (Single Family Mtg.)	5.842	[4]	07/01/2033	42,908
245,000	Montgomery County, MD Hsg. Opportunities Commission (Single Family Mtg.), Series A	5.540	[4]	07/01/2028	79,723
10,000	Northeast MD Waste Disposal Authority Solid Waste (Montgomery County Res Rec)	6.000		07/01/2008	10,086
20,000	Prince Georges County, MD Hsg. Authority (Langley Gardens Apartments)[1]	5.750		08/20/2029	20,086
135,000	Prince Georges County, MD Hsg. Authority (Langley Gardens Apartments)	5.875		02/20/2039	135,570
90,000	Prince Georges County, MD Hsg. Authority (University Landing Apartments)[1]	5.900		09/20/2021	91,923
20,000	Prince Georges County, MD Hsg. Authority (University Landing Apartments)	6.000		09/20/2029	20,274
65,000	Prince Georges County, MD Local Government[1]	6.050		08/01/2012	65,200
2,050,000	Prince Georges County, MD Special District (Victoria Falls)[1]	5.250		07/01/2035	1,674,297
100,000	Prince Georges County, MD Special Obligation (Woodview Village)	5.000		07/01/2032	93,721
1,000,000	Salisbury, MD Special Obligation (Villages at Aydelotte Farm)[1]	5.250		01/01/2037	787,030

					36,416,710

U.S. Possessions—51.2%
50,000	Guam GO1	5.400		11/15/2018	50,024
200,000	Guam GO, Series A1	5.250		11/15/2037	170,190
65,000	Guam Power Authority, Series A1	5.250		10/01/2023	64,996
750,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)[1]	5.250		06/01/2032	705,015
2,500,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)	5.625		06/01/2047	2,387,875
1,000,000	Northern Mariana Islands Commonwealth, Series A1	5.000		06/01/2030	835,820
1,000,000	Puerto Rico Aqueduct & Sewer Authority[1]	0.000	[5]	07/01/2024	840,470
1,000,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2038	1,022,160
1,250,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2044	1,277,700
740,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	706,138
105,000	Puerto Rico Children’s Trust Fund (TASC)	5.500		05/15/2039	101,357
  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF INVESTMENTS Continued
OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

U.S. Possessions Continued
$1,070,000	Puerto Rico Children’s Trust Fund (TASC)	5.625%		05/15/2043	$1,035,749
52,750,000	Puerto Rico Children’s Trust Fund (TASC)	6.581	[4]	05/15/2050	2,637,500
600,000	Puerto Rico Electric Power Authority, Series TT1	5.000		07/01/2037	559,032
3,000,000	Puerto Rico Electric Power Authority, Series UU2,6	3.868	[3]	07/01/2031	2,100,000
490,000	Puerto Rico HFC, Series B1	5.300		12/01/2028	482,106
890,000	Puerto Rico IMEPCF (American Airlines)[1]	6.450		12/01/2025	779,168
800,000	Puerto Rico Infrastructure	5.000		07/01/2046	725,512
160,000	Puerto Rico Infrastructure (Mepsi Campus)	5.600		10/01/2014	159,699
430,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.250		10/01/2024	417,736
1,165,000	Puerto Rico Infrastructure (Mepsi Campus)	6.500		10/01/2037	1,117,188
150,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		03/01/2036	125,807
50,000	Puerto Rico ITEMECF (El Nuevo Dia)[2]	6.150		12/01/2026	50,014
285,000	Puerto Rico Port Authority (American Airlines), Series A1	6.250		06/01/2026	238,685
155,000	Puerto Rico Port Authority (American Airlines), Series A	6.300		06/01/2023	132,610
5,000,000	Puerto Rico Sales Tax Financing Corp., Series A7	3.100	[3]	08/01/2057	3,550,000
250,000	Puerto Rico Sales Tax Financing Corp., Series A	5.250		08/01/2057	233,025
200,000	University of Puerto Rico, Series Q1	5.000		06/01/2030	186,054
25,000	University of V.I., Series A	6.000		12/01/2024	25,164
2,000,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	4.700		07/01/2022	1,703,600
150,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	6.125		07/01/2022	149,490
500,000	V.I. Public Finance Authority (Matching Fund Loan Note) [1]	5.250		10/01/2021	502,460
30,000	V.I. Public Finance Authority, Series A1	5.500		10/01/2018	30,384
10,000	V.I. Public Finance Authority, Series A	5.625		10/01/2025	10,031
50,000	V.I. Public Finance Authority, Series E1	6.000		10/01/2022	50,132
500,000	V.I. Water & Power Authority, Series A1	5.000		07/01/2031	466,755

					25,629,646

Total Investments, at Value (Cost $67,887,802)—123.9%					62,046,356

Liabilities in Excess of Other Assets—(23.9)					(11,972,624)

Net Assets—100.0%					$50,073,732

  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND
Footnotes to Statement of Investments
1. All or a portion of the security has been segregated for collateral to cover borrowings. See Note 6 of accompanying Notes.
2. Illiquid security. The aggregate value of illiquid securities as of March 31, 2008 was $4,150,014, which represents 8.29% of the Fund’s net assets. See Note 5 of accompanying Notes.
3. Represents the current interest rate for a variable or increasing rate security.
4. Zero coupon bond reflects effective yield on the date of purchase.
5. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
6. When-issued security or delayed delivery to be delivered and settled after March 31, 2008. See Note 1 of accompanying Notes.
7. Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently segregated and transferred to a trust. See Note 1 of accompanying Notes.
To simplify the listings of securities, abbreviations are used per the table below:

COP	Certificates of Participation	Res Rec	Resource Recovery Facility
EDC	Economic Devel. Corp.	ROLs	Residual Option Longs
GO	General Obligation	S&EPF	Sheppard & Enoch Pratt Foundation
H&HEFA	Hospitals and Higher Education	SPHS	Sheppard Pratt Health System
	Facilities Authority	SPI	Sheppard Pratt Investments
HFC	Housing Finance Corp.	SPPP	Sheppard Pratt Physicians Pennsylvania
IMEPCF	Industrial, Medical and Environmental	TASC	Tobacco Settlement Asset-Backed
	Pollution Control Facilities		Bonds
ITEMECF	Industrial, Tourist, Educational, Medical	V.I.	United States Virgin Islands
	and Environmental Community	YMCA	Young Men’s Christian Assoc.
Facilities
See accompanying Notes to Financial Statements.
  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF INVESTMENTS March 31, 2008
OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—131.7%
Massachusetts—84.2%
$15,000	Belmont, MA GO1	5.150%	01/15/2012	$15,108
10,000	Billerica, MA GO1	5.500	10/15/2016	10,076
30,000	Boston, MA Industrial Devel. Financing Authority (Springhouse)[1]	5.875	07/01/2018	28,837
200,000	Boxford, MA GO1	5.650	06/15/2011	201,304
100,000	Chicopee, MA GO1	5.700	08/01/2012	101,101
5,000	MA Bay Transportation Authority[1]	5.250	07/01/2030	5,029
1,755,000	MA Devel. Finance Agency (Boston Architectural College)[1]	5.000	01/01/2027	1,513,670
10,000	MA Devel. Finance Agency (Boston Biomedical Research)[1]	5.650	02/01/2019	9,764
160,000	MA Devel. Finance Agency (Boston Biomedical Research)[1]	5.750	02/01/2029	151,715
50,000	MA Devel. Finance Agency (Boston University)	5.375	05/15/2039	47,364
475,000	MA Devel. Finance Agency (Boston University)	6.000	05/15/2059	487,018
150,000	MA Devel. Finance Agency (Curry College)[1]	5.000	03/01/2035	127,350
1,130,000	MA Devel. Finance Agency (Curry College)[1]	5.000	03/01/2036	956,929
230,000	MA Devel. Finance Agency (Curry College)[1]	6.000	03/01/2031	223,712
350,000	MA Devel. Finance Agency (Eastern Nazarene College)[1]	5.625	04/01/2029	318,532
250,000	MA Devel. Finance Agency (Evergreen Center)[1]	5.500	01/01/2035	214,805
1,285,000	MA Devel. Finance Agency (Landmark School)[1]	5.250	06/01/2019	1,286,491
2,000,000	MA Devel. Finance Agency (Linden Ponds)	5.750	11/15/2042	1,721,500
305,000	MA Devel. Finance Agency (Loomis House/Loomis Communities Obligated Group)[1]	5.750	07/01/2023	304,970
905,000	MA Devel. Finance Agency (Nichols College)[1]	6.000	10/01/2024	905,896
1,025,000	MA Devel. Finance Agency (Ogden Haverhill)[1]	5.500	12/01/2019	1,008,129
500,000	MA Devel. Finance Agency (Orchard Cove)	5.250	10/01/2037	423,875
320,000	MA Devel. Finance Agency (Pacific Rim Charter Public School)[1]	5.125	06/01/2031	260,282
60,000	MA Devel. Finance Agency (Regis College)[1]	5.250	10/01/2018	55,934
500,000	MA Devel. Finance Agency (Seven Hills Foundation & Affiliates)[1]	5.000	09/01/2035	454,940
20,000	MA Devel. Finance Agency (The Wheeler School)[1]	6.250	12/01/2019	20,438
220,000	MA Devel. Finance Agency (VOA Ayer)	6.200	02/20/2046	225,375
1,000,000	MA Devel. Finance Agency (VOA Concord)	5.200	11/01/2041	780,620
60,000	MA Educational Financing Authority, Issue E1	5.550	07/01/2009	60,416
30,000	MA Educational Financing Authority, Issue E1	5.850	07/01/2014	30,226
175,000	MA Educational Financing Authority, Issue G	6.000	12/01/2016	183,887
10,000	MA Educational Financing Authority, Series C1	5.200	12/01/2016	10,037
65,000	MA H&EFA (Beverly Hospital Corp.)[1]	5.250	07/01/2023	65,062
  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Massachusetts Continued
$25,000	MA H&EFA (Boston College)[1]	5.000%	06/01/2026	$25,024
50,000	MA H&EFA (Burbank Hospital)[1]	6.125	08/01/2013	50,082
25,000	MA H&EFA (Cape Cod Healthcare/
	Cape Cod Hospital Obligated Group)[1]	5.125	11/15/2021	25,029
2,285,000	MA H&EFA (CC/SEMCB/CH/VRHS/HFH Obligated Group)[1]	5.625	07/01/2020	2,242,202
405,000	MA H&EFA (CC/SEMCB/CH/VRHS/HFH Obligated Group)[1]	5.700	07/01/2015	413,238
705,000	MA H&EFA (CC/SEMCB/CH/VRHS/HFH Obligated Group)[1]	5.750	07/01/2028	660,902
20,000	MA H&EFA (East Concord Medical Foundation)[1]	6.450	03/01/2020	20,142
25,000	MA H&EFA (Emerson Hospital)[1]	5.000	08/15/2035	22,748
60,000	MA H&EFA (Hallmark Heath System)[1]	5.000	07/01/2021	60,542
5,000	MA H&EFA (Harvard Pilgrim Health Care)[1]	5.000	07/01/2028	4,981
10,000	MA H&EFA (Healthcare System-Covenant)[1]	6.000	07/01/2031	10,233
240,000	MA H&EFA (Holyoke Hospital)[1]	6.500	07/01/2015	237,720
150,000	MA H&EFA (Jordan Hospital)[1]	5.250	10/01/2023	136,844
50,000	MA H&EFA (Jordan Hospital)[1]	5.375	10/01/2028	44,142
15,000	MA H&EFA (Lasell College)[1]	5.400	07/01/2014	14,979
110,000	MA H&EFA (Learning Center for Deaf Children)[1]	6.125	07/01/2029	105,883
75,000	MA H&EFA (Lowell General Hospital)[1]	5.250	06/01/2016	76,649
10,000	MA H&EFA (New England Health)[1]	5.200	08/01/2028	10,018
20,000	MA H&EFA (New England Medical Center)[1]	5.100	07/01/2008	20,049
65,000	MA H&EFA (New England Medical Center)[1]	5.375	07/01/2024	65,070
20,000	MA H&EFA (Nichols College)[1]	6.125	10/01/2029	20,087
45,000	MA H&EFA (North Adams Regional Hospital)[1]	6.750	07/01/2009	45,117
10,000	MA H&EFA (Partners Healthcare System)[1]	5.125	07/01/2019	10,114
165,000	MA H&EFA (Partners Healthcare System)[1]	5.375	07/01/2024	166,841
375,000	MA H&EFA (Saint Memorial Medical Center)[1]	6.000	10/01/2023	374,993
20,000	MA H&EFA (Schepens Eye Research Institute)[1]	6.500	07/01/2028	19,247
25,000	MA H&EFA (Springfield College)[1]	5.125	10/15/2023	24,907
25,000	MA H&EFA (UMass Memorial Health Care/ UMass Memorial Medical Center Obligated Group)[1]	5.000	07/01/2028	24,778
10,000	MA H&EFA (Valley Regional Health System)[1]	5.750	07/01/2018	10,015
200,000	MA H&EFA (VC/TC/FRS/VCS Obligated Group)[1]	5.300	11/15/2028	174,904
10,000	MA HFA[1]	5.200	07/01/2018	10,082
15,000	MA HFA (Rental)[1]	5.350	01/01/2014	15,329
500,000	MA HFA (Single Family)[1]	5.000	12/01/2031	458,435
  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF INVESTMENTS Continued
OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Massachusetts Continued
$30,000	MA HFA (Single Family)[1]	5.250%	12/01/2018	$30,159
2,250,000	MA HFA, Series A	5.300	06/01/2049	2,057,963
35,000	MA HFA, Series A1	5.375	06/01/2016	35,447
50,000	MA HFA, Series A1	5.500	07/01/2030	51,113
300,000	MA HFA, Series A1	5.550	07/01/2032	295,104
1,280,000	MA HFA, Series A1	5.700	07/01/2020	1,303,168
1,455,000	MA HFA, Series A1	5.800	07/01/2030	1,460,340
90,000	MA HFA, Series A1	6.125	12/01/2011	92,433
95,000	MA HFA, Series B1	5.400	12/01/2028	98,026
270,000	MA HFA, Series B	5.550	07/01/2040	276,151
500,000	MA HFA, Series C1	5.300	12/01/2037	464,095
500,000	MA HFA, Series C	5.400	12/01/2049	462,065
425,000	MA HFA, Series H1	5.000	12/01/2028	395,450
225,000	MA HFA, Series H	6.650	07/01/2041	230,918
10,000	MA HFA, Series P1	5.000	12/01/2023	9,735
15,000	MA HFA, Series P	5.200	12/01/2045	13,543
25,000	MA Industrial Finance Agency (Arbors at Taunton)[1]	5.300	06/20/2019	25,532
105,000	MA Industrial Finance Agency (Arbors at Taunton)	5.500	06/20/2040	105,138
20,000	MA Industrial Finance Agency (Avon Associates)[1]	5.375	04/01/2020	20,119
40,000	MA Industrial Finance Agency (Berkshire Retirement Community)[1]	6.625	07/01/2016	40,067
100,000	MA Industrial Finance Agency (Cambridge Friends School)[1]	5.800	09/01/2028	95,230
1,200,000	MA Industrial Finance Agency (Concord Academy)	5.500	09/01/2027	1,203,504
15,000	MA Industrial Finance Agency (Deerfield Academy)[1]	5.000	10/01/2023	15,260
415,000	MA Industrial Finance Agency (General Motors Corp.)[1]	5.550	04/01/2009	410,124
495,000	MA Industrial Finance Agency (Massachusetts American Water Company)	6.900	12/01/2029	496,143
5,000	MA Industrial Finance Agency (Ogden Haverhill Associates)[1]	5.450	12/01/2012	5,001
1,005,000	MA Industrial Finance Agency (Shed)[2]	7.250	09/01/2017	996,618
145,000	MA Industrial Finance Agency (St. John’s High School)[1]	5.350	06/01/2028	140,402
20,000	MA Industrial Finance Authority (St. Marks School)[1]	5.375	01/01/2021	20,084
30,000	MA Municipal Wholesale Electric Company Water Supply System[1]	5.000	07/01/2010	30,946
500,000	MA Port Authority (Bosfuel Corp.)	5.000	07/01/2038	443,870
65,000	MA Port Authority (Delta Air Lines)[1]	5.000	01/01/2021	64,271
3,130,000	MA Port Authority (Delta Air Lines)[1]	5.000	01/01/2027	2,941,105
30,000	MA Port Authority (Delta Air Lines)[1]	5.200	01/01/2020	30,182
 OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

Massachusetts Continued
$15,000	MA Port Authority (US Airways)[1]	5.625%		09/01/2011	$15,066
200,000	MA Port Authority (US Airways)[1]	5.750		09/01/2016	200,890
340,000	MA Port Authority (US Airways)[1]	5.875		09/01/2023	340,092
25,000	MA Port Authority (US Airways)[1]	6.000		09/01/2021	25,171
65,000	MA Port Authority, Series C1	5.125		07/01/2020	65,726
50,000	MA Port Authority, Series E1	5.000		07/01/2028	47,789
75,000	MA Turnpike Authority, Series A1	5.000		01/01/2027	75,005
30,000	MA Turnpike Authority, Series A	5.000		01/01/2039	29,580
5,000	MA Water Pollution Abatement Trust[1]	5.125		08/01/2010	5,036
5,000	MA Water Pollution Abatement Trust[1]	5.125		02/01/2031	5,035
5,000	MA Water Pollution Abatement Trust[1]	5.375		08/01/2027	5,139
15,000	MA Water Resources Authority[1]	5.000		08/01/2024	15,114
20,000	Natick, MA GO1	5.375		05/15/2011	20,189
30,000	Quincy, MA (Quincy Hospital)[1]	5.250		01/15/2016	30,061
90,000	Quincy, MA (Quincy Hospital)[1]	5.500		01/15/2013	90,209
20,000	Wayland, MA GO1	5.000		09/15/2011	20,039
10,000	Weymouth, MA GO1	6.400		12/15/2008	10,086
150,000	Worcester, MA GO1	5.700		08/01/2013	151,083

					33,322,334

U.S. Possessions—47.5%
1,000,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)	5.625		06/01/2047	955,150
1,000,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)	7.324	[3]	06/01/2057	24,940
3,000,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2044	3,066,480
100,000	Puerto Rico Children’s Trust Fund (TASC)	5.500		05/15/2039	96,530
1,485,000	Puerto Rico Children’s Trust Fund (TASC)	5.625		05/15/2043	1,437,465
56,555,000	Puerto Rico Children’s Trust Fund (TASC)	6.549	[3]	05/15/2050	2,827,750
150,000	Puerto Rico Commonwealth GO1	5.250		07/01/2030	144,648
1,800,000	Puerto Rico Electric Power Authority, Series UU2,4	3.868	[5]	07/01/2031	1,260,002
530,000	Puerto Rico IMEPCF (American Airlines)[1]	6.450		12/01/2025	463,999
175,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	5.600		10/01/2014	174,671
455,000	Puerto Rico Infrastructure (Mepsi Campus)	6.250		10/01/2024	442,023
1,270,000	Puerto Rico Infrastructure (Mepsi Campus)	6.500		10/01/2037	1,217,865
75,000	Puerto Rico ITEMECF (Hospital Auxilio Mutuo)[1]	5.500		07/01/2026	75,642
1,590,000	Puerto Rico Port Authority (American Airlines), Series A	6.250		06/01/2026	1,331,609
520,000	Puerto Rico Port Authority (American Airlines), Series A	6.300		06/01/2023	444,886
6,500,000	Puerto Rico Sales Tax Financing Corp., Series A4	3.100	[5]	08/01/2057	4,615,000
 OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF INVESTMENTS Continued
OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

U.S. Possessions Continued
$215,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	6.125%	07/01/2022	$214,269
30,000	V.I. Tobacco Settlement Financing Corp. (TASC)[1]	5.000	05/15/2021	28,502

				18,821,431

Total Investments, at Value (Cost $57,648,252)—131.7%				52,143,765

Liabilities in Excess of Other Assets—(31.7)				(12,558,085)

Net Assets—100.0%				$39,585,680

Footnotes to Statement of Investments
1. All or a portion of the security has been segregated for collateral to cover borrowings. See Note 6 of accompanying Notes.
2. When-issued security or delayed delivery to be delivered and settled after March 31, 2008. See Note 1 of accompanying Notes.
3. Zero coupon bond reflects effective yield on the date of purchase.
4. Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently segregated and transferred to a trust. See Note 1 of accompanying Notes.
5. Represents the current interest rate for a variable or increasing rate security.
To simplify the listings of securities, abbreviations are used per the table below:

CC	Caritas Christi	ITEMECF	Industrial, Tourist, Educational, Medical
CH	Carney Hospital		and Environmental Community Facilities
FRS	Family Rehabilitation Services (Hancock Manor)	ROLs	Residual Option Longs
		SEMCB	St. Elizabeth’s Medical Center of Boston
GO	General Obligation	TASC	Tobacco Settlement Asset-Backed Bonds
H&EFA	Health and Educational Facilities Authority	TC	Travis Corp. (People Care)
		V.I.	United States Virgin Islands
HFA	Housing Finance Agency	VC	VinFen Corp.
HFH	Holy Family Hospital	VCS	VinFen Clinical Services
IMEPCF	Industrial, Medical and Environmental	VRHS	Valley Regional Health System
Pollution Control Facilities
See accompanying Notes to Financial Statements.
   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

	Oppenheimer	Oppenheimer
	Rochester	Rochester
	Maryland	Massachusetts
	Municipal	Municipal
March 31, 2008	Fund	Fund

Assets

Investments, at cost	$67,887,802	$57,648,252

Investments, at value	$62,046,356	$52,143,765
Cash	237,848	192,420
Receivables and other assets:
Investments sold*	1,909,936	3,189,439
Interest	825,360	807,305
Shares of beneficial interest sold	268,915	562,859
Due from Manager	572	390
Other	1,361	1,457

Total assets	65,290,348	56,897,635

Liabilities

Payables and other liabilities:
Payable on borrowings (See Note 6)	8,700,000	7,500,000
Investments purchased**	3,864,603	5,031,485
Payable for short-term floating rate notes issued (See Note 1)	2,500,000	4,535,000
Shares of beneficial interest redeemed	19,864	140,024
Dividends	49,575	38,296
Distribution and service plan fees	22,573	19,913
Interest expense on borrowings	24,443	13,491
Shareholder communications	3,121	3,163
Transfer and shareholder servicing agent fees	1,383	1,269
Trustees’ compensation	1,211	1,421
Other	29,843	27,893

Total liabilities	15,216,616	17,311,955

Net Assets	$50,073,732	$39,585,680

Composition of Net Assets
Par value of shares of beneficial interest	$4,631	$3,308
Additional paid-in capital	56,545,425	45,823,236
Accumulated net investment income	224,154	373,586
Accumulated net realized loss on investments	(859,032)	(1,109,963)
Net unrealized depreciation on investments	(5,841,446)	(5,504,487)

Net Assets	$50,073,732	$39,585,680

*Investments sold on a when-issued or forward commitment basis	$—	$1,279,503
**Investments purchased on a when-issued or forward commitment basis	$2,358,783	$2,421,397
  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENTS OF ASSETS AND LIABILITIES Continued

	Oppenheimer	Oppenheimer
	Rochester	Rochester
	Maryland	Massachusetts
	Municipal	Municipal
	Fund	Fund

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets and shares of beneficial interest outstanding)
Net assets	$36,231,698	$31,808,805
Shares of benefical interest outstanding	3,349,265	2,657,716
Per share	$10.82	$11.97
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$11.36	$12.57
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets and shares of beneficial interest outstanding)
Net assets	$931,381	$1,042,422
Shares of benefical interest outstanding	86,185	87,119
Per share	$10.81	$11.97
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets and shares of beneficial interest outstanding)
Net assets	$12,910,653	$6,734,453
Shares of benefical interest outstanding	1,195,190	563,384
Per share	$10.80	$11.95
See accompanying Notes to Financial Statements.
   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENTS OF OPERATIONS

	Oppenheimer	Oppenheimer
	Rochester	Rochester
	Maryland	Massachusetts
	Municipal	Municipal
For the Year Ended March 31, 2008	Fund	Fund

Investment Income
Interest	$2,214,932	$2,391,892

Expenses
Management fees	171,495	178,989
Distribution and service plan fees:
Class A	31,877	47,809
Class B	6,424	9,149
Class C	75,769	46,635
Transfer and shareholder servicing agent fees:
Class A	5,398	7,820
Class B	739	891
Class C	3,803	2,816
Shareholder communications:
Class A	6,899	9,869
Class B	1,229	1,397
Class C	2,309	1,897
Interest expense on borrowings	273,567	394,053
Interest expense and fees on short-term floating rate notes issued (See Note 1)	197,509	235,039
Legal, auditing and other professional fees	41,544	37,336
Custodian fees and expenses	3,111	2,931
Trustees’ compensation	1,143	1,205
Other	28,634	34,406

Total expenses	851,450	1,012,242
Less reduction to custodian expenses	(1,503)	(1,745)
Less waivers and reimbursements of expenses	(341,358)	(473,710)

Net expenses	508,589	536,787

Net Investment Income	1,706,343	1,855,105

Realized and Unrealized Loss
Net realized loss on investments	(857,106)	(1,109,387)
Net change in unrealized depreciation on investments	(5,937,586)	(5,701,474)

Net Decrease in Net Assets Resulting from Operations	$(5,088,349)	$(4,955,756)

See accompanying Notes to Financial Statements.
   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENTS OF CHANGES IN NET ASSETS
Oppenheimer Rochester Maryland Municipal Fund

	Year	Period
	Ended	Ended
	March 31,	March 31,
	2008	2007[1]

Operations
Net investment income	$1,706,343	$243,524
Net realized loss	(857,106)	(1,926)
Net change in unrealized appreciation (depreciation)	(5,937,586)	96,140

Net increase (decrease) in net assets resulting from operations	(5,088,349)	337,738

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(1,183,776)	(169,070)
Class B	(28,327)	(2,794)
Class C	(333,521)	(10,924)

	(1,545,624)	(182,788)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	29,745,627	11,068,314
Class B	683,368	378,963
Class C	12,682,815	1,891,668

	43,111,810	13,338,945

Net Assets
Total increase	36,477,837	13,493,895

Beginning of period	13,595,895	102,000 [2]

End of period (including accumulated net investment income of $224,154 and $63,435, respectively)	$50,073,732	$13,595,895

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	Reflects the value of the Manager’s initial seed money on May 31, 2006.
See accompanying Notes to Financial Statements.
   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

Oppenheimer Rochester Massachusetts Municipal Fund

	Year	Period
	Ended	Ended
	March 31,	March 31,
	2008	2007[1]

Operations
Net investment income	$1,855,105	$435,475
Net realized loss	(1,109,387)	(576)
Net change in unrealized appreciation (depreciation)	(5,701,474)	196,987

Net increase (decrease) in net assets resulting from operations	(4,955,756)	631,886

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(1,354,153)	(303,283)
Class B	(39,240)	(4,717)
Class C	(197,753)	(18,464)

	(1,591,146)	(326,464)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	20,748,361	16,074,435
Class B	597,761	628,692
Class C	4,984,256	2,691,655

	26,330,378	19,394,782

Net Assets
Total increase	19,783,476	19,700,204

Beginning of period	19,802,204	102,000 [2]

End of period (including accumulated net investment income of $373,586 and $109,627, respectively)	$39,585,680	$19,802,204

1.	For the period from July 18, 2006 (commencement of operations) to March 31, 2007.

2.	Reflects the value of the Manager’s initial seed money on May 10, 2006.
See accompanying Notes to Financial Statements.
  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF CASH FLOWS
Oppenheimer Rochester Maryland Municipal Fund

For the Year Ended March 31, 2008

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(5,088,349)
Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(48,736,208)
Proceeds from disposition of investment securities	8,759,836
Short-term investment securities, net	(9,039,139)
Premium amortization	119,634
Discount accretion	(186,489)
Net realized loss on investments	857,106
Net change in unrealized depreciation on investments	5,937,586
Increase in interest receivable	(654,316)
Increase in receivable for securities sold	(1,864,733)
Increase in other assets	(875)
Increase in payable for securities purchased	3,377,310
Increase in payable for accrued expenses	31,757

Net cash used in operating activities	(46,486,880)

Cash Flows from Financing Activities
Proceeds from bank borrowings	60,000,000
Payments on bank borrowings	(55,200,000)
Payments on short-term floating rate notes issued	(125,000)
Proceeds from shares sold	49,595,675
Payment on shares redeemed	(6,904,772)
Cash distributions paid	(963,518)

Net cash provided by financing activities	46,402,385
Net decrease in cash	(84,495)
Cash, beginning balance	322,343

Cash, ending balance	$237,848

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $539,574.
Cash paid for interest on bank borrowings-$263,490.
Cash paid for interest on short-term floating rate notes issued-$197,509.
   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

Oppenheimer Rochester Massachusetts Municipal Fund

For the Year Ended March 31, 2008

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(4,955,756)
Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(41,011,640)
Proceeds from disposition of investment securities	18,333,948
Short-term investment securities, net	(3,688,612)
Premium amortization	155,744
Discount accretion	(159,371)
Net realized loss on investments	1,109,387
Net change in unrealized depreciation on investments	5,701,474
Increase in interest receivable	(441,453)
Increase in receivable for securities sold	(3,189,439)
Increase in other assets	(633)
Increase in payable for securities purchased	2,942,355
Decrease in payable for accrued expenses	(4,415)

Net cash used in operating activities	(25,208,411)

Cash Flows from Financing Activities
Proceeds from bank borrowings	55,400,000
Payments on bank borrowings	(54,800,000)
Payments on short-term floating rate notes issued	(190,000)
Proceeds from shares sold	42,012,575
Payment on shares redeemed	(16,624,719)
Cash distributions paid	(791,859)

Net cash provided by financing activities	25,005,997
Net decrease in cash	(202,414)
Cash, beginning balance	394,834

Cash, ending balance	$192,420

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $771,187.
Cash paid for interest on bank borrowings-$411,344.
Cash paid for interest on short-term floating rate notes issued-$235,039.
   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FINANCIAL HIGHLIGHTS
Oppenheimer Rochester Maryland Municipal Fund

Class A Year Ended March 31,	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$12.97	$12.70
Income (loss) from investment operations:
Net investment income[2]	.67	.33
Net realized and unrealized gain (loss)	(2.21)	.18

Total from investment operations	(1.54)	.51
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.61)	(.24)
Net asset value, end of period	$10.82	$12.97

Total Return, at Net Asset Value[3]	(12.23)%	4.00%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$36,232	$11,322
Average net assets (in thousands)	$22,982	$8,826
Ratios to average net assets:[4]
Net investment income	5.67%	5.40%
Expenses excluding interest and fees on short-term floating rate notes issued	1.87%	2.90%
Interest and fees on short-term floating rate notes issued[5]	0.63%	0.15%

Total expenses	2.50%	3.05%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.43%	0.95%
Portfolio turnover rate	28%	1%

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

6.	Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund’s limited operating history.

7.	Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rates: 0.80%, 1.55% and 1.55% for Class A shares, Class B shares and Class C shares, respectively.
See accompanying Notes to Financial Statements.
   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

Oppenheimer Rochester Maryland Municipal Fund

Class B Year Ended March 31,	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$12.96	$12.70
Income (loss) from investment operations:
Net investment income[2]	.59	.27
Net realized and unrealized gain (loss)	(2.22)	.18

Total from investment operations	(1.63)	.45
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.52)	(.19)
Net asset value, end of period	$10.81	$12.96

Total Return, at Net Asset Value[3]	(12.90)%	3.50%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$931	$380
Average net assets (in thousands)	$644	$173
Ratios to average net assets:[4]
Net investment income	4.94%	4.46%
Expenses excluding interest and fees on short-term floating rate notes issued	3.06%	5.87%
Interest and fees on short-term floating rate notes issued[5]	0.63%	0.15%

Total expenses	3.69%	6.02%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	2.18%	1.70%
Portfolio turnover rate	28%	1%

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

6.	Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund’s limited operating history.

7.	Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rates: 0.80%, 1.55% and 1.55% for Class A shares, Class B shares and Class C shares, respectively.
See accompanying Notes to Financial Statements.
  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FINANCIAL HIGHLIGHTS Continued
Oppenheimer Rochester Maryland Municipal Fund

Class C Year Ended March 31,	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$12.95	$12.70
Income (loss) from investment operations:
Net investment income[2]	.58	.27
Net realized and unrealized gain (loss)	(2.21)	.17

Total from investment operations	(1.63)	.44
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.52)	(.19)
Net asset value, end of period	$10.80	$12.95

Total Return, at Net Asset Value[3]	(12.93)%	3.47%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,911	$1,894
Average net assets (in thousands)	$7,602	$671
Ratios to average net assets:[4]
Net investment income	4.87%	4.41%
Expenses excluding interest and fees on short-term floating rate notes issued	2.68%	4.29%
Interest and fees on short-term floating rate notes issued[5]	0.63%	0.15%

Total expenses	3.31%	4.44%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	2.18%	1.70%
Portfolio turnover rate	28%	1%

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

6.	Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund’s limited operating history.

7.	Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rates: 0.80%, 1.55% and 1.55% for Class A shares, Class B shares and Class C shares, respectively.
See accompanying Notes to Financial Statements.
  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

Oppenheimer Rochester Massachusetts Municipal Fund

Class A Year Ended March 31,	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$14.34	$13.70
Income (loss) from investment operations:
Net investment income[2]	.77	.57
Net realized and unrealized gain (loss)	(2.48)	.48

Total from investment operations	(1.71)	1.05
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.66)	(.41)
Net asset value, end of period	$11.97	$14.34

Total Return, at Net Asset Value[3]	(12.27)%	7.73%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$31,809	$16,475
Average net assets (in thousands)	$26,956	$10,143
Ratios to average net assets:[4]
Net investment income	5.84%	5.67%
Expenses excluding interest and fees on short-term floating rate notes issued	2.23%	3.05%
Interest and fees on short-term floating rate notes issued[5]	0.72%	0.16%

Total expenses	2.95%	3.21%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.52%	0.96%
Portfolio turnover rate	62%	1%

1.	For the period from July 18, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

6.	Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund’s limited operating history.

7.	Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rates: 0.80%, 1.55% and 1.55% for Class A shares, Class B shares and Class C shares, respectively.
See accompanying Notes to Financial Statements.
  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FINANCIAL HIGHLIGHTS Continued
Oppenheimer Rochester Massachusetts Municipal Fund

Class B Year Ended March 31,	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$14.34	$13.70
Income (loss) from investment operations:
Net investment income[2]	.68	.47
Net realized and unrealized gain (loss)	(2.49)	.50

Total from investment operations	(1.81)	.97
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.56)	(.33)
Net asset value, end of period	$11.97	$14.34

Total Return, at Net Asset Value[3]	(12.92)%	7.13%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,042	$632
Average net assets (in thousands)	$915	$195
Ratios to average net assets:[4]
Net investment income	5.10%	4.69%
Expenses excluding interest and fees on short-term floating rate notes issued	3.25%	4.92%
Interest and fees on short-term floating rate notes issued[5]	0.72%	0.16%

Total expenses	3.97%	5.08%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	2.27%	1.71%
Portfolio turnover rate	62%	1%

1.	For the period from July 18, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

6.	Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund’s limited operating history.

7.	Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rates: 0.80%, 1.55% and 1.55% for Class A shares, Class B shares and Class C shares, respectively.
See accompanying Notes to Financial Statements.
  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

Oppenheimer Rochester Massachusetts Municipal Fund

Class C Year Ended March 31,	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$14.33	$13.70
Income (loss) from investment operations:
Net investment income[2]	.67	.46
Net realized and unrealized gain (loss)	(2.49)	.50

Total from investment operations	(1.82)	.96
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.56)	(.33)
Net asset value, end of period	$11.95	$14.33

Total Return, at Net Asset Value[3]	(13.01)%	7.05%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,735	$2,695
Average net assets (in thousands)	$4,666	$748
Ratios to average net assets:[4]
Net investment income	5.04%	4.59%
Expenses excluding interest and fees on short-term floating rate notes issued	3.12%	4.24%
Interest and fees on short-term floating rate notes issued[5]	0.72%	0.16%

Total expenses	3.84%	4.40%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	2.27%	1.71%
Portfolio turnover rate	62%	1%

1.	For the period from July 18, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

6.	Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund’s limited operating history.

7.	Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rates: 0.80%, 1.55% and 1.55% for Class A shares, Class B shares and Class C shares, respectively.
See accompanying Notes to Financial Statements.
  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Rochester Maryland Municipal Fund (“Maryland Fund”) and Oppenheimer Rochester Massachusetts Municipal Fund (“Massachusetts Fund”), collectively (the “Funds”), are each non-diversified, open-end management investment companies registered under the Investment Company Act of 1940, as amended. The investment objective of each of the Funds is to seek a high level of current interest income exempt from federal and its state income taxes for individual investors as is consistent with preservation of capital. The Funds’ investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Funds offer Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges with respect to the Funds in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Funds.
Securities Valuation. The Funds calculate the net asset value of their shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security traded on that exchange prior to the time when the Funds’ assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the closing price reported by NASDAQ prior to the time when the Funds’ assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing “bid” and “asked” prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Funds’ assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities will be valued at the mean between the “bid” and “asked” prices. Securities for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Funds’ assets are valued but after the close of their respective exchanges will be fair valued. Fair value
  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Shares of a registered investment company that are not traded on an exchange are valued at the acquired investment company’s net asset value per share. “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
Securities on a When-Issued or Delayed Delivery Basis. The Funds may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Funds on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Funds’ net asset value to the extent the Funds execute such transactions while remaining substantially fully invested. When the Funds engage in when-issued or delayed delivery transactions, they rely on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Funds to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Funds maintain internally designated assets with a market value equal to or greater than the amount of their purchase commitments. The Funds may also sell securities that they purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of March 31, 2008, the Funds had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis.

	When-Issued or Delayed Delivery
	Basis Transactions

Maryland Fund	Purchased securities	$2,358,783
Massachusetts Fund	Purchased securities	2,421,397
Massachusetts Fund	Sold securities	1,279,503
Inverse Floating Rate Securities. The Funds invest in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Funds may invest up to 20% of their total assets (which includes the effects of leverage) in inverse floaters. As of March 31, 2008, inverse floaters, including the effects of leverage, were held by the following Funds.

	Inverse Floaters Including
	the Effects of Leverage	% of Total Assets

Maryland Fund	$1,775,000	2.72%
Massachusetts Fund	3,206,933	5.64
   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Certain inverse floating rate securities are created when the Funds purchase and subsequently transfer a municipal bond security (the “municipal bond”) to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the “sponsor”) creates a trust (the “Trust”) and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an “inverse floating rate security”) to the Funds. The terms of these inverse floating rate securities grant the Funds the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Funds’ repurchase of the underlying municipal bond. Following such a request, the Funds pay the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchange the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Funds include the municipal bond position on their Statement of Investments (but do not separately include the inverse floating rate securities received). The Funds also include the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on their Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust’s liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Funds’ Statement of Operations. At March 31, 2008, the value of municipal bond holdings are shown on the Funds’ Statement of Investments and are held by such Trusts and serve as collateral for short-term floating rate notes issued and outstanding at that date are as follows:

	Value of Municipal	Short-Term Floating
	Bond Holdings	Rate Notes Issued

Maryland Fund	$3,550,000	$2,500,000
Massachusetts Fund	5,875,002	4,535,000
At March 31, 2008, the following Funds’ residual exposure to these types of inverse floating rate securities was as follows:
Maryland Fund

Principal	Inverse	Coupon	Maturity
Amount	Floater[1]	Rate[2]	Date	Value

$2,500,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	12.61%	8/1/57	$1,050,000

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table on page 47 of the Statement of Investments.

2.	Represents the current interest rate for a variable rate bond known as an “inverse floater.”

3.	Security is subject to a shortfall and forbearance agreement.
  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

Massachusetts Fund

Principal	Inverse	Coupon	Maturity
Amount	Floater[1]	Rate[2]	Date	Value

$ 515,000	Puerto Rico Electric Power Authority ROLs[3]	0.00%[4]	7/1/31	$ (24,998)
3,250,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	22.75	8/1/57	1,365,000

$ 1,340,002

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table on page 52 of the Statement of Investments.

2.	Represents the current interest rate for a variable rate bond known as an “inverse floater.”

3.	Security is subject to a shortfall and forbearance agreement.

4.	The underlying bond was purchased on a when-issued or delayed delivery basis. Therefore, the interest will be determined upon settlement.
The Funds enter into shortfall and forbearance agreements with the sponsors of certain inverse floaters held by the Funds. These agreements commit the Funds to reimburse the sponsor of the inverse floater, in certain circumstances, for the amount of the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the short-term floating rate notes issued by the Trust in conjunction with the inverse floating rate security. Under the standard terms of an inverse floating rate security, absent such a shortfall and forbearance agreement, the Funds would not be required to make such a reimbursement. The Manager monitors the Funds’ potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Funds’ investment in such inverse floating rate securities, if it deems it appropriate to do so. As of March 31, 2008, in addition to the exposure detailed in the preceding table, the Funds’ maximum exposure under such agreements are estimated as follows:

Approximate Maximum Exposure

Maryland Fund	$ 2,500,000
Massachusetts Fund	4,510,002
Concentration Risk. There are certain risks arising from geographic concentration in any state. Certain economic, regulatory or political developments occurring in the state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Funds intend to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal
  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
income or excise tax provision is required. The Funds file income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Funds’ tax return filings generally remains open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Funds must satisfy under the income tax regulations, losses the Funds may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

				Net Unrealized
				Depreciation
				Based on Cost of
				Securities and Other
			Accumulated	Investments for
	Undistributed Net	Undistributed	Loss	Federal Income
	Investment Income	Long-Term Gain	Carryforward[1,2,3,4]	Tax Purposes

Maryland Fund	$274,785	$—	$859,032	$5,841,446
Massachusetts Fund	413,137	—	1,104,559	5,509,891

1.	As of March 31, 2008, the Funds had net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions as shown in the following table:

Net Capital Loss Carryforwards

Maryland Fund	$276,422
Massachusetts Fund	596,898
As of March 31, 2008, details of the capital loss carryforwards were as follows:

Maryland Fund		Massachusetts Fund
Expiring		Expiring

2016	$276,422	2015	$173
		2016	596,725

			$596,898

2.	As of March 31, 2008, the Funds had post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2016. As of March 31, 2008, the post-October losses were as follows:

Post-October Losses

Maryland Fund	$582,610
Massachusetts Fund	507,661

3.	During the fiscal year ended March 31, 2008, the Funds did not utilize any capital loss carryforward.

4.	During the fiscal year ended March 31, 2007, the Funds did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Funds.
   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

The tax character of distributions paid during the year ended March 31, 2008 and for the period ended March 31, 2007 was as follows:

	Year Ended	Period Ended
Maryland Fund	March 31, 2008	March 31, 2007

Distributions paid from:
Exempt-interest dividends	$1,543,722	$182,485
Ordinary income	1,902	303

Total	$1,545,624	$182,788

Massachusetts Fund
Distributions paid from:
Exempt-interest dividends	$1,589,381	$325,915
Ordinary income	1,765	549

Total	$1,591,146	$326,464

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2008 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

	Federal Tax Cost	Gross Unrealized	Gross Unrealized	Net Unrealized
	of Securities	Appreciation	Depreciation	Depreciation

Maryland Fund	$65,387,802	$132,709	$5,974,155	$5,841,446
Massachusetts Fund	53,124,060	199,448	5,709,339	5,509,891
Trustees’ Compensation. The Funds have adopted an unfunded retirement plan (the “Plan”) for the Funds’ independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended March 31, 2008, the Funds’ projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

	Projected Benefit	Payments Made
	Obligations	to Retired	Accumulated
	Increased	Trustees	Liability

Maryland Fund	$728	$147	$935
Massachusetts Fund	746	176	1,053
 OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Funds or in other Oppenheimer funds selected by the Trustee. The Funds purchase shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Funds’ asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Funds, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Funds on any cash overdrafts of their custodian accounts during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Funds pay interest to their custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Funds, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Funds during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Funds’ organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent
OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Funds have authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest for the Funds were as follows:

	Year Ended March 31, 2008		Period Ended March 31, 2007[1,2]
Maryland Fund	Shares	Amount	Shares	Amount

Class A
Sold	2,770,073	$33,184,121	873,908	$11,181,124
Dividends and/or distributions reinvested	37,214	434,585	1,120	14,524
Redeemed	(331,098)	(3,873,079)	(9,826)	(127,334)

Net increase	2,476,189	$29,745,627	865,202	$11,068,314

Class B
Sold	59,593	$716,948	29,175	$378,447
Dividends and/or distributions reinvested	456	5,420	42	542
Redeemed	(3,158)	(39,000)	(2)	(26)

Net increase	56,891	$683,368	29,215	$378,963

Class C
Sold	1,295,538	$15,566,531	149,735	$1,937,604
Dividends and/or distributions reinvested	8,515	99,569	431	5,576
Redeemed	(255,140)	(2,983,285)	(3,968)	(51,512)

Net increase	1,048,913	$12,682,815	146,198	$1,891,668

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	The Fund sold 7,874.02 shares of Class A at a value of $100,000 and 78.74 shares each of Class B and Class C at a value of $1,000, respectively, to the Manager upon seeding of the Fund on May 31, 2006.
 OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Beneficial Interest Continued

	Year Ended March 31, 2008		Period Ended March 31, 2007[1,2]
Massachusetts Fund	Shares	Amount	Shares	Amount

Class A
Sold	2,638,055	$35,106,457	1,164,166	$16,404,587
Dividends and/or distributions reinvested	48,201	633,714	4,865	69,749
Redeemed	(1,177,071)	(14,991,810)	(27,799)	(399,901)

Net increase	1,509,185	$20,748,361	1,141,232	$16,074,435

Class B
Sold	72,684	$964,983	47,030	$672,138
Dividends and/or distributions reinvested	1,526	20,115	220	3,149
Redeemed	(31,144)	(387,337)	(3,270)	(46,595)

Net increase	43,066	$597,761	43,980	$628,692

Class C
Sold	469,741	$6,252,494	187,173	$2,679,386
Dividends and/or distributions reinvested	8,940	117,358	856	12,269
Redeemed	(103,399)	(1,385,596)	—	—

Net increase	375,282	$4,984,256	188,029	$2,691,655

1.	For the period from July 18, 2006 (commencement of operations) to March 31, 2007.

2.	The Fund sold 7,299.27 shares of Class A at a value of $100,000 and 72.993 shares each of Class B and Class C at a value of $1,000, respectively, to the Manager upon seeding of the Fund on May 31, 2006.
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended March 31, 2008, were as follows:

	Investment Securities
	Purchases	Sales

Maryland Fund	$48,736,208	$8,759,836
Massachusetts Fund	41,011,640	18,333,948
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with each of the Funds which provides for a fee at an average annual rate of average net assets as shown in the table below:

Fee Schedule for the Funds

Up to $500 million	0.55%
Next $500 million	0.50
Next $500 million	0.45
Over $1.5 billion	0.40
 OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Funds. The Funds each pay OFS a per account fee. For the year ended March 31, 2008, the Funds paid the following to OFS for services to the Funds.

Maryland Fund	$8,130
Massachusetts Fund	10,651
Initial Offering and Organizational Costs. The Manager assumed all initial offering and organizational costs associated with the registration and seeding of the Funds.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Funds, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Funds’ principal underwriter in the continuous public offering of the Funds’ classes of shares.
Service Plan for Class A Shares. The Funds have adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Funds reimburse the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Funds. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Funds under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Funds have adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Funds pay the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Funds or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Funds of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Funds under the Plans are detailed in the Statement of Operations. The Distributor’s aggregate uncompensated expenses under the plan at March 31, 2008 for Class B and Class C shares were as follows:

	Class B	Class C

Maryland Fund	$27,475	$159,568
Massachusetts Fund	21,196	83,502
 OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Funds. They are deducted from the proceeds of sales of each Funds shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares are shown in the following table for the year ended March 31, 2008.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
	Distributor	Distributor	Distributor	Distributor

Maryland Fund	$43,122	$376	$262	$5,709
Massachusetts Fund	42,849	16,128	6,060	1,198
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive management fees and/or reimburse the Funds for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” excluding expenses attributable to the Funds’ investments in inverse floaters, will not exceed 0.80% for Class A shares and 1.55% for Class B shares and Class C shares, respectively, of average annual net assets for each class of shares. This voluntary undertaking is expected to remain in effect indefinitely. However, it may be amended or withdrawn by the Manager at any time without shareholder notice. During the year ended March 31, 2008, the Manager reimbursed the Funds as detailed in the following table.

	Class A	Class B	Class C

Maryland Fund	$245,631	$9,732	$85,423
Massachusetts Fund	385,296	15,529	72,885
OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time. During the year ended March 31, 2008, OFS waived fees as detailed in the following table.

Class C

Maryland Fund	$572
5. Illiquid Securities
As of March 31, 2008, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Funds will not invest more than 15% of their net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
 OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

6. Borrowings
The Fund can borrow money from banks in amounts up to one third of their total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings to purchase portfolio securities, to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds create leverage in the Funds. The use of leverage will subject the Funds to greater costs than funds that do not borrow for leverage, and may also make the Funds’ share prices more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Funds’ yields. Expenses incurred by the Funds with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
The Funds have entered into a Revolving Credit and Security Agreement (the “Agreement”) with a conduit lender and a bank which enables them to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $1,250,000,000, collectively. To secure the loan, the Funds pledge investment securities in accordance with the terms of the Agreement. Interest is charged to the Funds, based on their borrowings, at current commercial paper issuance rates (3.1697% as of March 31, 2008). The Funds pay additional fees annually to their lender on their outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual commitment fee on the amount of the unused portion of the total facility size. The Funds have the right to prepay such loans and terminate their participation in the conduit loan facility at any time upon prior notice.
As of March 31, 2008, the Funds had borrowings outstanding at an interest rate of 3.1697%. Details of the borrowings for the year ended March 31, 2008 are listed in the following table.

	Maryland Fund	Massachusetts Fund

Average Daily Loan Balance	$5,365,301	$7,548,634
Average Daily Interest Rate	5.029%	5.024%
Fees Paid	$17,618	$24,979
Interest Paid	$263,490	$411,344
7. Recent Accounting Pronouncement
In September 2006, Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, Fair Value Measurements. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of March 31, 2008, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.
OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of
Oppenheimer Rochester Michigan Municipal Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Michigan Municipal Fund, including the statement of investments, as of March 31, 2008, the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period June 21, 2006 (commencement of operations) to March 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Michigan Municipal Fund as of March 31, 2008, the results of its operations and cash flows for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period June 21, 2006 (commencement of operations) to March 31, 2007, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
May 16, 2008
OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of
Oppenheimer Rochester Ohio Municipal Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Ohio Municipal Fund, including the statement of investments, as of March 31, 2008, the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period June 21, 2006 (commencement of operations) to March 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Ohio Municipal Fund as of March 31, 2008, the results of its operations and cash flows for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period June 21, 2006 (commencement of operations) to March 31, 2007, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
May 16, 2008
 OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF INVESTMENTS March 31, 2008
OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—140.0%
Michigan—110.6%
$15,000	Anchor Bay, MI School District[1]	5.000%	05/01/2030	$14,940
50,000	Barry County, MI Building Authority[1]	5.650	07/01/2017	50,281
15,000	Barry County, MI Building Authority (Medical Care Facility)	6.000	07/01/2016	15,277
15,000	Belleville, MI GO1	5.400	11/01/2012	15,343
50,000	Benton Harbor, MI Charter COP[1]	8.000	05/01/2032	42,389
30,000	Birch Run, MI (Downtown Devel.)[1]	5.250	06/01/2019	30,350
5,000	Birch Run, MI Township[1]	7.100	05/01/2009	5,020
70,000	Byron Center, MI Public Schools[1]	5.000	05/01/2024	70,192
65,000	Calhoun County, MI (Water Supply System)[1]	5.750	05/01/2019	65,218
15,000	Center, MI Academy COP[1]	7.500	10/01/2029	14,362
60,000	Central MI University[1]	5.000	10/01/2023	60,109
100,000	Central MI University[1]	5.000	10/01/2027	99,507
100,000	Chelsea, MI EDC (United Methodist Retirement Communities)	5.400	11/15/2027	95,477
5,000	Chippewa County, MI Hospital (Chippewa County War Memorial Hospital)	5.625	11/01/2014	4,916
10,000	Chippewa Valley, MI Schools (School Building & Site)[1]	5.000	05/01/2026	10,709
20,000	Clare County, MI Sewer Disposal System[1]	5.750	11/01/2019	20,626
20,000	Coldwater, MI Community Schools[1]	5.125	05/01/2023	20,019
35,000	Concord, MI Academy Boyne COP[1]	7.000	10/01/2019	35,904
25,000	Concord, MI Academy Petoskey COP[1]	7.750	12/01/2020	25,400
75,000	Concord, MI Academy Petoskey COP[1]	8.375	12/01/2030	76,628
1,000,000	Detroit, MI GO2	5.000	04/01/2025	1,021,820
15,000	Detroit, MI GO1	5.500	04/01/2014	15,032
25,000	Detroit, MI GO1	5.500	04/01/2015	25,053
285,000	Detroit, MI Local Devel. Finance Authority[1]	5.500	05/01/2021	244,254
115,000	Detroit, MI Local Devel. Finance Authority[1]	5.500	05/01/2021	101,854
155,000	Detroit, MI Local Devel. Finance Authority[1]	6.700	05/01/2021	149,467
2,800,000	Detroit, MI Local Devel. Finance Authority[1]	6.850	05/01/2021	2,710,932
240,000	Detroit, MI Local Devel. Finance Authority (Chrysler Corp.)[1]	5.375	05/01/2018	220,325
350,000	Detroit, MI Local Devel. Finance Authority (Chrysler Corp.)[1]	5.375	05/01/2021	297,084
465,000	Detroit, MI Water Supply System, Series A1	5.000	07/01/2027	464,963
340,000	Detroit, MI Wayne County Stadium Authority[1]	5.250	02/01/2027	340,826
100,000	Detroit, MI Wayne County Stadium Authority[1]	5.500	02/01/2017	101,222
45,000	Devon Trace, MI Hsg. Corp.[1]	7.375	08/01/2023	45,846
175,000	Farmington Hills, MI EDC (Botsford General Hospital)[1]	5.750	02/15/2025	175,044
480,000	Flint, MI Hospital Building Authority (Hurley Medical Center)[1]	5.250	07/01/2016	455,002
100,000	Flint, MI Hospital Building Authority (Hurley Medical Center)[1]	5.375	07/01/2018	93,670
   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Michigan Continued
$60,000	Flint, MI Hospital Building Authority (Hurley Medical Center)[1]	5.375%	07/01/2028	$51,016
230,000	Flint, MI Hospital Building Authority (Hurley Medical Center)[1]	5.375	07/01/2028	195,562
10,000	Garden City, MI Hospital Finance Authority (Garden City Hospital Osteopathic)[1]	5.750	09/01/2017	10,250
15,000	Garden City, MI Hospital Finance Authority (Garden City Hospital Osteopathic)	5.750	09/01/2017	14,404
25,000	Genesee County, MI Sewer (Fenton Township)[1]	5.450	05/01/2012	25,185
15,000	Grand Rapids & Kent County, MI Joint Building Authority[1]	5.000	01/01/2012	15,023
5,000	Grand Rapids, MI Charter Township (Porter Hills Foundation)	5.200	07/01/2014	5,035
425,000	Grand Rapids, MI Downtown Devel. Authority	6.600	06/01/2008	426,386
860,000	Grand Rapids, MI Downtown Devel. Authority[1]	6.875	06/01/2024	899,233
50,000	Grand Traverse County, MI Hospital Finance Authority (Munson Healthcare)[1]	5.500	07/01/2018	50,709
20,000	Gratiot County, MI EDC (Grand Lodge of Free & Accepted Masons of Michigan)[1]	5.000	11/15/2014	20,033
255,000	Gratiot County, MI EDC (Michigan Masonic Home)[1]	5.000	11/15/2020	255,224
100,000	Hamilton, MI Community School District[1]	5.000	05/01/2024	100,274
155,000	Highland Park, MI Building Authority[1]	7.750	05/01/2018	180,308
5,000	Hillsdale County, MI Intermediate School District[1]	5.700	05/01/2010	5,037
40,000	Hillsdale, MI Hospital Finance Authority (Community Health Center)[1]	5.250	05/15/2026	36,876
30,000	Houghton, MI Tax Increment Finance Authority[1]	6.000	05/01/2019	30,017
5,000	Howell, MI Public Schools (School Building & Site)[1]	5.000	05/01/2029	5,005
135,000	Hudsonville, MI Public Schools[1]	5.150	05/01/2027	135,386
175,000	Huron Valley, MI School District[1]	5.000	05/01/2018	175,480
20,000	Ionia, MI GO1	6.750	04/01/2015	20,484
5,000	Jackson County, MI Hospital Finance Authority (W.A. Foote Memorial Hospital)	5.250	06/01/2017	5,109
500,000	Kalamazoo, MI EDC (Heritage Community)[1]	5.500	05/15/2036	418,135
5,000	Kalamazoo, MI GO1	5.500	04/01/2013	5,075
30,000	Kalamazoo, MI Hospital Finance Authority (Bronson Methodist Hospital)[1]	5.250	05/15/2018	30,346
10,000	Kent County, MI Airport Facility (Kent County International Airport)[1]	5.000	01/01/2017	10,068
25,000	Kent County, MI Airport Facility (Kent County International Airport)[1]	5.000	01/01/2021	24,720
135,000	Kent County, MI Airport Facility (Kent County International Airport)[1]	5.000	01/01/2028	126,148
40,000	Lincoln Park, MI School District[1]	5.000	05/01/2026	40,110
10,000	Livingston, MI GO (Rossington County Drain District)[1]	5.900	05/01/2012	10,079
  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF INVESTMENTS Continued
OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Michigan Continued
$20,000	Mackinac Island, MI Park Commission[1]	5.800%	09/01/2013	$20,115
200,000	Mackinac Island, MI Sanitary Sewer Disposal & Water Supply System[1]	5.000	03/01/2028	201,540
10,000	Macomb County, MI Hospital Finance Authority (Mt. Clemens General Hospital)	5.875	11/15/2034	9,282
45,000	Marysville, MI Public School District[1]	5.000	05/01/2022	45,123
35,000	Melvindale, MI Water Supply & Sewer[1]	5.700	06/01/2016	35,244
85,000	MI Discovery Elementary School COP (Public School Academy)[1]	8.125	10/01/2031	70,045
120,000	MI Ferris State University[1]	5.000	10/01/2028	119,998
100,000	MI George Washington Carver Public School Academy COP[1]	8.000	09/01/2017	100,043
505,000	MI George Washington Carver Public School Academy COP[1]	8.125	09/01/2030	487,820
20,000	MI Higher Education Facilities Authority (Calvin College)[1]	5.350	06/01/2013	20,314
15,000	MI Higher Education Facilities Authority (Calvin College)[1]	5.550	06/01/2017	15,241
100,000	MI Higher Education Student Loan Authority[1]	5.000	03/01/2031	91,700
25,000	MI Higher Education Student Loan Authority[1]	5.200	09/01/2010	25,735
90,000	MI Higher Education Student Loan Authority[1]	5.400	06/01/2018	90,423
20,000	MI Higher Education Student Loan Authority[1]	5.750	06/01/2013	20,037
10,000	MI Hospital Finance Authority (Central Michigan Community Hospital)	6.250	10/01/2027	10,019
15,000	MI Hospital Finance Authority (Chelsea Community Hospital)	5.375	05/15/2019	15,000
60,000	MI Hospital Finance Authority (Crittenton Hospital Medical Center)[1]	5.625	03/01/2027	60,754
350,000	MI Hospital Finance Authority (Detroit Medical Center Obligated Group)	5.250	08/15/2023	315,238
115,000	MI Hospital Finance Authority (Detroit Medical Center Obligated Group)[1]	5.250	08/15/2028	99,291
1,000,000	MI Hospital Finance Authority (Detroit Medical Center Obligated Group)[3]	5.500	08/15/2024	957,280
20,000	MI Hospital Finance Authority (Detroit Medical Center)	6.500	08/15/2018	20,008
5,000	MI Hospital Finance Authority (Detroit Medical Center)	8.125	08/15/2012	5,005
2,430,000	MI Hospital Finance Authority (Detroit Medical Group)[1]	5.250	08/15/2027	2,212,345
100,000	MI Hospital Finance Authority (Holland Community Hospital)[1]	5.500	01/01/2016	101,218
120,000	MI Hospital Finance Authority (Holland Community Hospital)[1]	5.600	01/01/2021	121,362
50,000	MI Hospital Finance Authority (Holland Community Hospital)	5.625	01/01/2028	50,041
10,000	MI Hospital Finance Authority (McLaren Health Care Corp.)	5.000	06/01/2019	10,117
25,000	MI Hospital Finance Authority (Memorial Hospital)	5.875	11/15/2021	25,453
  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

Michigan Continued
$5,000	MI Hospital Finance Authority (Mercy Health Services)	5.250%		08/15/2027	$5,055
10,000	MI Hospital Finance Authority (Mercy Health Services)	5.375		08/15/2016	10,070
230,000	MI Hospital Finance Authority (MidMichigan Obligated Group)[1]	5.375		06/01/2027	234,858
20,000	MI Hospital Finance Authority (Oakwood Obligated Group)[1]	5.000		08/15/2026	20,092
30,000	MI Hospital Finance Authority (OHC/OUH Obligated Group)[1]	5.000		08/15/2031	29,672
80,000	MI Hospital Finance Authority (OHC/OUH Obligated Group)[1]	5.125		08/15/2025	80,536
170,000	MI Hospital Finance Authority (Pontiac Osteopathic Hospital)[1]	6.000		02/01/2024	170,017
20,000	MI Hospital Finance Authority (Port Huron Hospital/Marwood Manor Nursing Home)[1]	5.500		07/01/2015	20,044
10,000	MI Hospital Finance Authority (Sinai-Grace Hospital)	6.625		01/01/2016	10,000
160,000	MI Hospital Finance Authority (Sinai-Grace Hospital)[1]	6.700		01/01/2026	159,984
55,000	MI Hospital Finance Authority (St. John Health System)[1]	5.000		05/15/2028	55,195
5,000	MI Hospital Finance Authority (St. John Medical Center)	5.250		05/15/2026	5,007
25,000	MI Hospital Finance Authority (Trinity Health)[1]	5.375		12/01/2030	25,136
45,000	MI Hsg. Devel. Authority (BGC-II Nonprofit Hsg. Corp.)[1]	5.500		01/15/2018	45,038
15,000	MI Hsg. Devel. Authority (Breton Village Green)[1]	5.625		10/15/2018	15,014
65,000	MI Hsg. Devel. Authority (Charter Square)[1]	5.500		01/15/2021	65,038
1,200,000	MI Hsg. Devel. Authority (Deaconess Tower)	5.200		08/20/2038	1,113,744
40,000	MI Hsg. Devel. Authority (Rental Hsg.)[1]	6.100		10/01/2033	40,150
135,000	MI Hsg. Devel. Authority (Section 8 Assisted Mtg.)	7.926	[4]	04/01/2014	86,027
2,500,000	MI Hsg. Devel. Authority, Series A	5.200		06/01/2039	2,304,925
490,000	MI Hsg. Devel. Authority, Series A1	5.500		12/01/2028	507,620
750,000	MI Hsg. Devel. Authority, Series D	5.200		10/01/2042	678,068
1,000,000	MI Hsg. Devel. Authority, Series D1	5.400		10/01/2033	956,050
1,085,000	MI Job Devel. Authority Pollution Control (General Motors Corp.)[1]	5.550		04/01/2009	1,069,560
210,000	MI John Tolfree Health System Corp.[1]	5.850		09/15/2013	214,313
830,000	MI John Tolfree Health System Corp.[1]	6.000		09/15/2023	823,377
200,000	MI Landmark Academy Public School COP[1]	8.375		06/01/2031	203,550
5,000	MI Municipal Bond Authority[1]	5.000		11/01/2009	5,009
30,000	MI Municipal Bond Authority[1]	5.150		11/01/2010	30,062
5,000	MI Municipal Bond Authority[1]	5.375		11/01/2020	5,007
150,000	MI Municipal Bond Authority[1]	5.500		11/01/2027	150,060
5,000	MI Municipal Bond Authority[1]	5.650		05/01/2011	5,012
5,000	MI Municipal Bond Authority[1]	6.100		05/01/2011	5,015
  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF INVESTMENTS Continued
OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

Michigan Continued
$20,000	MI Municipal Bond Authority[1]	7.250%		11/01/2010	$20,080
60,000	MI New Beginnings Academy COP[1]	8.000		02/01/2032	58,527
120,000	MI Pansophia Academy COP[1]	7.000		06/01/2029	116,196
1,000,000	MI Public Educational Facilities Authority (American Montessori)[1]	6.500		12/01/2037	937,130
400,000	MI Public Educational Facilities Authority (Black River School)	5.800		09/01/2030	356,600
200,000	MI Public Educational Facilities Authority (Old Redford Academy)[1]	6.000		12/01/2035	186,610
5,000	MI Reeths-Puffer Schools[1]	5.000		05/01/2027	5,410
5,000	MI Reeths-Puffer Schools[1]	5.000		05/01/2027	5,410
2,000,000	MI State University, Series B2	2.684	[5]	02/15/2037	1,440,000
45,000	MI Strategic Fund Limited Obligation (Clark Retirement Community/Clark Retirement Community Foundation Obligated Group)[1]	5.650		09/01/2029	45,095
225,000	MI Strategic Fund Limited Obligation (Detroit Edison Company)[1]	5.450		09/01/2029	226,589
130,000	MI Strategic Fund Limited Obligation (Detroit Edison Company)[1]	5.550		09/01/2029	129,510
460,000	MI Strategic Fund Limited Obligation (Detroit Edison Company)[1]	5.650		09/01/2029	460,966
50,000	MI Strategic Fund Limited Obligation (Dow Chemical Company)[1]	5.500		12/01/2028	49,796
120,000	MI Strategic Fund Limited Obligation (Ford Motor Company), Series A1	6.550		10/01/2022	114,240
50,000	MI Strategic Fund Limited Obligation (Imperial Holly Corp.)[1]	6.250		11/01/2015	46,154
5,919,063	MI Strategic Fund Limited Obligation (Wolverine Human Services)	5.850		08/31/2027	5,399,902
1,130,000	MI Strategic Fund Pollution Control (General Motors Corp.)[1]	6.200		09/01/2020	1,042,097
245,000	MI Strategic Fund Solid Waste (S.D. Warren & Company)[1]	7.375		01/15/2022	245,956
2,000,000	MI Tobacco Settlement Finance Authority[1]	6.000		06/01/2034	1,872,420
1,000,000	MI Tobacco Settlement Finance Authority	6.000		06/01/2048	916,980
113,200,000	MI Tobacco Settlement Finance Authority	7.248	[4]	06/01/2052	4,456,684
125,000,000	MI Tobacco Settlement Finance Authority	7.500	[4]	06/01/2052	4,481,250
115,000	MI Trunk Line Dept. of Treasury[1]	5.000		11/01/2026	115,520
20,000	Monroe County, MI Water Supply[1]	5.000		05/01/2025	20,101
10,000	Mt. Pleasant, MI Tax Increment[1]	6.400		04/01/2012	10,195
20,000	Muskegon County, MI Building Authority[1]	5.625		07/01/2010	20,044
50,000	New Buffalo, MI GO1	5.300		04/01/2014	50,497
75,000	Northern MI University[1]	5.000		12/01/2025	75,209
5,000	Northern MI University[1]	5.125		12/01/2020	5,072
  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Michigan Continued
$25,000	Northview, MI Public Schools District[1]	5.000%	05/01/2018	$25,069
75,000	Oakland County, MI (John E. Olsen Drain District)[1]	5.900	05/01/2014	75,107
300,000	Oakland County, MI EDC (Orchard Lake Schools)[1]	5.000	09/01/2037	277,422
30,000	Oceola Township, MI Special Assessment[1]	6.000	06/01/2014	30,283
30,000	Oceola Township, MI Special Assessment[1]	6.000	06/01/2015	30,274
10,000	Ottawa County, MI Building Authority[1]	4.900	11/01/2009	10,153
490,000	Outer Drive, MI HFC (FHA Section 8—Greenhouse)[1]	6.000	01/01/2023	490,809
10,000	Oxford, MI Area Community School District[1]	5.000	05/01/2031	10,807
25,000	Oxford, MI Water[1]	5.900	07/01/2017	25,351
50,000	Plymouth, MI Educational Center Charter School (Public School Academy)[1]	5.375	11/01/2030	43,517
175,000	Plymouth, MI Educational Center Charter School (Public School Academy)[1]	5.625	11/01/2035	154,655
35,000	Pontiac, MI Sewer Disposal[1]	5.000	01/01/2010	35,771
100,000	Pontiac, MI Sewer Disposal[1]	5.750	01/01/2020	101,622
700,000	Pontiac, MI Tax Increment Finance Authority[1]	5.625	06/01/2022	676,739
115,000	Pontiac, MI Tax Increment Finance Authority[1]	6.250	06/01/2022	115,566
25,000	Portage, MI GO1	5.600	12/01/2014	25,252
55,000	Raisinville Township, MI Special Assessment District No. 8[1]	6.300	05/01/2009	55,179
55,000	Raisinville Township, MI Special Assessment District No. 8[1]	6.300	05/01/2010	55,172
30,000	Royal Oak, MI Hospital Finance Authority (William Beaumont Hospital)[1]	5.250	11/15/2035	30,038
15,000	Saginaw County, MI (Williamson Acres Drain)[1]	5.000	06/01/2018	15,088
20,000	Scio Township, MI Building Authority[1]	5.650	05/01/2016	20,224
25,000	Scio Township, MI Building Authority[1]	5.650	05/01/2017	25,278
15,000	Shiawassee County, MI (Spaulding Drain District)[1]	5.000	06/01/2016	15,062
15,000	Southfield, MI EDC (Lawrence Technological University)[1]	5.400	02/01/2018	14,592
15,000	St. Joseph, MI School District[1]	5.000	05/01/2026	15,117
10,000	Star International Academy, MI COP[1]	8.000	03/01/2033	10,366
10,000	Tittabawasee Township, MI (Downtown Devel.)[1]	7.000	05/01/2014	10,036
75,000	Troy, MI GO1	5.250	05/01/2011	75,537
35,000	Wayne County, MI Building Authority[1]	5.250	06/01/2016	35,139
25,000	Wayne, MI Charter County Airport (Detroit Metropolitan Wayne County)[1]	5.000	12/01/2019	25,056
600,000	Wayne, MI Charter County Airport (Detroit Metropolitan Wayne County)[1]	5.000	12/01/2022	586,548
1,367,000	Wayne, MI Charter County Airport (Detroit Metropolitan Wayne County)[1]	5.000	12/01/2028	1,275,124
20,000	Wayne, MI Charter County Airport (Detroit Metropolitan Wayne County)[1]	5.125	12/01/2017	20,237
  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF INVESTMENTS Continued
OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

Michigan Continued
$50,000	Wayne, MI Charter County Airport (Detroit Metropolitan Wayne County)[1]	5.250%		12/01/2014	$50,817
50,000	Wayne, MI Charter County Airport (Detroit Metropolitan Wayne County)[1]	5.250		12/01/2017	51,664
110,000	Wayne, MI Charter County Airport (Detroit Metropolitan Wayne County)[1]	5.250		12/01/2018	111,231
1,000,000	Wayne, MI Charter County Airport (Detroit Metropolitan Wayne County)[1]	5.250		12/01/2022	1,001,170
5,000	Webberville, MI Water Supply & Wastewater Treatment[1]	6.500		11/01/2018	5,005
30,000	West Ottawa, MI Public School District[1]	5.600		05/01/2021	30,097
20,000	West Ottawa, MI Public School District[1]	5.600		05/01/2026	20,065

					53,658,353

U.S. Possessions—29.4%
30,000	Guam Government Waterworks Authority and Wastewater System[1]	6.000		07/01/2025	29,727
1,000,000	Puerto Rico Aqueduct & Sewer Authority[1]	0.000	[6]	07/01/2024	840,470
1,000,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2038	1,022,160
1,250,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2044	1,277,700
1,000,000	Puerto Rico Electric Power Authority, Series UU3,7	3.868	[5]	07/01/2031	700,000
685,000	Puerto Rico HFC, Series B1	5.300		12/01/2028	673,965
5,000	Puerto Rico Highway & Transportation Authority[1]	5.000		07/01/2028	4,702
60,000	Puerto Rico Highway & Transportation Authority, Series G	5.000		07/01/2042	54,620
15,000	Puerto Rico IMEPCF (American Airlines)[1]	6.450		12/01/2025	13,132
25,000	Puerto Rico Infrastructure	5.000		07/01/2041	22,607
260,000	Puerto Rico Infrastructure (Mepsi Campus)	5.600		10/01/2014	259,511
700,000	Puerto Rico Infrastructure (Mepsi Campus)	6.250		10/01/2024	680,036
1,855,000	Puerto Rico Infrastructure (Mepsi Campus)	6.500		10/01/2037	1,778,871
150,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		03/01/2036	125,807
60,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		02/01/2019	59,461
20,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.500		12/01/2031	18,330
115,000	Puerto Rico ITEMECF (Mennonite General Hospital)[1]	6.500		07/01/2012	114,418
25,000	Puerto Rico ITEMECF (Mennonite General Hospital)[1]	6.500		07/01/2026	23,658
75,000	Puerto Rico ITEMECF (San Lucas & Cristo Redentor Hospitals)[1]	5.750		06/01/2029	63,160
950,000	Puerto Rico Port Authority (American Airlines), Series A1	6.250		06/01/2026	795,616
410,000	Puerto Rico Port Authority (American Airlines), Series A	6.300		06/01/2023	350,762
15,000	Puerto Rico Public Buildings Authority[1]	5.125		07/01/2024	14,588
7,500,000	Puerto Rico Sales Tax Financing Corp., Series A2	3.100	[5]	08/01/2057	5,325,000

					14,248,301
  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

Value

Total Investments, at Value (Cost $74,081,720)—140.0%	$67,906,654

Liabilities in Excess of Other Assets—(40.0)	(19,392,158)

Net Assets—100.0%	$48,514,496

Footnotes to Statement of Investments

1.	All or a portion of the security has been segregated for collateral to cover borrowings. See Note 6 of accompanying Notes.

2.	Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently segregated and transferred to a trust. See Note 1 of accompanying Notes.

3.	When-issued security or delayed delivery to be delivered and settled after March 31, 2008. See Note 1 of accompanying Notes.

4.	Zero coupon bond reflects effective yield on the date of purchase.

5.	Represents the current interest rate for a variable or increasing rate security.

6.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

7.	Illiquid security. The aggregate value of illiquid securities as of March 31, 2008 was $700,000, which represents 1.44% of the Fund’s net assets. See Note 5 of accompanying Notes.
To simplify the listings of securities, abbreviations are used per the table below:

COP	Certificates of Participation	ITEMECF	Industrial, Tourist, Educational, Medical
EDC	Economic Devel. Corp.		and Environmental Community Facilities
FHA	Federal Housing Agency/Authority	OHC	Oakwood Hospital Corp.
GO	General Obligation	OUH	Oakwood United Hospitals
HFC	Housing Finance Corp.	ROLs	Residual Option Longs
IMEPCF	Industrial, Medical and Environmental
Pollution Control Facilities
See accompanying Notes to Financial Statements.
  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF INVESTMENTS March 31, 2008
OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

Municipal Bonds and Notes—129.4%
Ohio—94.3%
$40,000	Adams County, OH Valley Local School District[1]	5.250%		12/01/2021	$40,050
15,000	Akron, OH Bath Copley Joint Township Hospital District (Summa Health System)[1]	5.375		11/15/2018	15,169
15,000	Allen County, OH Industrial Devel. Revenue (Kmart Corp.)[1]	6.750		11/15/2008	15,040
35,000	Ashland County, OH Health Care Facilities (Good Shepherd Home for the Aged)[1]	6.050		12/15/2019	33,490
25,000	Ashland County, OH Multifamily Mtg. (Ashland Assisted Living)[1]	8.000		11/01/2029	24,165
10,000	Athens County, OH Community Mental Health (Kevin Coleman Foundation/Mahoning County Chemical Obligated Group)[1]	6.000		03/01/2013	10,051
25,000	Athens County, OH Multifamily (Athens Health Partners)[1]	7.000		09/01/2013	24,402
10,000	Auglaize County, OH (Lake Pleasant Central School)[1]	7.000		12/01/2011	10,039
100,000	Blue Ash, OH Tax Increment Financing (Duke Realty)[1]	5.000		12/01/2035	89,794
250,000	Bristol, OH Local School District[1]	5.250		12/01/2020	252,853
1,360,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	5.125		06/01/2024	1,272,538
7,000,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.875		06/01/2047	6,194,720
5,000,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	6.500		06/01/2047	4,850,000
53,300,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	7.501	[2]	06/01/2052	1,815,398
5,000	Canal Winchester, OH GO1	6.000		11/15/2013	5,021
2,980,000	Centerville, OH Health Care (Bethany Lutheran Village)	5.750		11/01/2022	2,772,562
60,000	Clermont County, OH Hospital Facilities (Mercy Health System)[1]	5.625		09/01/2021	61,279
140,000	Cleveland, OH Airport (Continental Airlines)[1]	5.375		09/15/2027	110,096
5,000	Cleveland, OH Airport (Continental Airlines)[1]	5.500		12/01/2008	4,955
275,000	Cleveland, OH Airport (Continental Airlines)[1]	5.700		12/01/2019	237,405
425,000	Cleveland, OH Rock Glen Hsg. Assistance Corp. (Ambleside Apartments)[1]	7.000		06/01/2018	431,371
225,000	Cleveland-Cuyahoga County, OH Port Authority (Myers University)[1]	5.600		05/15/2025	217,184
150,000	Cleveland-Cuyahoga County, OH Port Authority (Perrysburg)[1]	4.800		11/15/2035	121,800
115,000	Cleveland-Cuyahoga County, OH Port Authority (Port Cleveland)[1]	5.750		05/15/2020	113,366
360,000	Cleveland-Cuyahoga County, OH Port Authority (Port Cleveland)[1]	5.800		05/15/2027	334,354
5,000	Coldwater Village, OH School District[1]	5.350		12/01/2011	5,021
20,000	Columbus, OH Regional Airport Authority[1]	5.000		11/20/2035	18,191
1,250,000	Columbus-Franklin County, OH Finance Authority, Series A1	6.000		05/15/2035	1,189,763
   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Ohio Continued
$100,000	Cuyahoga County, OH Health Care Facilities (Menorah Park Center for Senior Living)[1]	6.600%	02/15/2018	$99,992
70,000	Cuyahoga County, OH Health Care Facilities (Senior Living Bet Moshev Zekenim)[1]	6.700	08/15/2028	69,007
25,000	Cuyahoga County, OH Health Care Facilities (Senior Living Bet Moshev Zekenim)[1]	6.800	02/15/2035	24,872
45,000	Cuyahoga County, OH Hospital (Cleveland Clinic)[1]	5.125	01/01/2029	45,508
35,000	Cuyahoga County, OH Hospital (Metro Health System)[1]	5.125	02/15/2013	35,411
25,000	Cuyahoga County, OH Hospital (Metro Health System)[1]	5.125	02/15/2015	25,293
35,000	Cuyahoga County, OH Hospital (Metro Health System)[1]	5.125	02/15/2017	35,411
105,000	Cuyahoga County, OH Hospital (Metro Health System)[1]	5.250	02/15/2019	106,167
10,000	Cuyahoga County, OH Hospital (Metro Health System)[1]	5.375	02/15/2012	10,120
325,000	Cuyahoga County, OH Hospital (Metro Health System)[1]	5.500	02/15/2027	328,565
10,000	Cuyahoga County, OH Hospital (W.O. Walker Center)[1]	5.000	01/01/2023	10,065
1,290,000	Cuyahoga County, OH Hospital Facilities (Canton)	7.500	01/01/2030	1,384,054
10,000	Cuyahoga County, OH Hospital Facilities (UHHS-CSAHS- Cuyahoga/CSAHS-UHHS-Canton Obligated Group)[1]	6.750	01/01/2010	10,420
55,000	Cuyahoga County, OH Hsg. (Rockefeller Park)[1]	5.750	01/20/2029	54,527
85,000	Cuyahoga County, OH Mtg. (Osborn Apartments)[1]	5.350	05/20/2018	85,046
3,000,000	Cuyahoga County, OH Multifamily (Allerton Apartments)	5.400	08/20/2048	2,715,240
50,000	Cuyahoga County, OH Multifamily (Livingston Park)[1]	5.350	09/20/2027	48,609
25,000	Cuyahoga County, OH Utility System (The Medical Center Company)[1]	5.800	08/15/2009	25,098
30,000	Cuyahoga County, OH Utility System (The Medical Center Company)[1]	5.850	08/15/2010	30,119
225,000	Dayton, OH Airport (James M. Cox)[1]	5.250	12/01/2023	224,746
120,000	Dayton, OH Airport (James M. Cox)[1]	5.350	12/01/2032	114,769
75,000	Dayton, OH City School District (Administrative Facility)[1]	5.150	12/01/2023	76,013
75,000	Dayton, OH Special Facilities (EAFC/EWA Obligated Group)[1]	5.625	02/01/2018	76,586
200,000	Deerfield, OH Township Tax Increment[1]	5.000	12/01/2025	189,424
25,000	Delaware County, OH Library District[1]	5.300	11/01/2010	25,053
100,000	Erie County, OH Hospital Facilities (Firelands Regional Medical Center)	5.500	08/15/2022	101,759
265,000	Fairfield County, OH Hospital Improvement (Lancaster-Fairfield Community Hospital)	5.500	06/15/2021	266,765
25,000	Finneytown, OH Local School District[1]	5.800	12/01/2024	25,540
10,000	Franklin County, OH Health Care Facilities (Friendship Village of Columbus)[1]	5.250	08/15/2018	9,074
55,000	Franklin County, OH Health Care Facilities (Friendship Village of Columbus)[1]	5.375	08/15/2028	47,839
   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF INVESTMENTS Continued
OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Ohio Continued
$15,000	Franklin County, OH Health Care Facilities (Friendship Village of Columbus)[1]	5.375%	08/15/2028	$13,047
5,000	Franklin County, OH Health Care Facilities (Ohio Presbyterian Retirement Services)[1]	5.400	07/01/2010	5,068
10,000	Franklin County, OH Health Care Facilities (Ohio Presbyterian Retirement Services)[1]	5.500	07/01/2011	10,103
15,000	Franklin County, OH Health Care Facilities (Ohio Presbyterian Retirement Services)[1]	5.500	07/01/2017	14,801
20,000	Franklin County, OH Industrial Devel. (FMC Corp.)[1]	7.125	10/01/2009	20,142
80,000	Franklin County, OH Mtg. (Briggs/Wedgewood Assoc.)[1]	5.550	11/20/2017	81,334
20,000	Franklin County, OH Mtg. (Briggs/Wedgewood Assoc.)[1]	5.650	11/20/2022	20,060
55,000	Franklin County, OH Mtg. (Gateway Apartment Homes)[1]	5.800	12/20/2028	55,865
160,000	Franklin County, OH Mtg. (Villas at St. Therese)[1]	5.500	07/01/2021	160,219
35,000	Franklin County, OH Multifamily Hsg, (Country Ridge Apartments)[1]	5.750	10/20/2017	35,708
25,000	Franklin County, OH Multifamily Hsg. (Hamilton Creek)[1]	5.550	07/01/2024	24,998
10,000	Franklin County, OH Multifamily Hsg. (Tuttle Park)[1]	5.950	03/01/2016	10,405
25,000	Franklin County, OH Multifamily Hsg. (Tuttle Park)[1]	6.500	03/01/2026	25,701
40,000	Franklin County, OH Revenue (New Lincoln Lodge)[1]	6.850	02/01/2035	41,432
250,000	Glenwillow Village, OH GO1	5.000	12/01/2026	260,698
225,000	Glenwillow Village, OH GO1	5.875	12/01/2024	239,699
197,500	Greene County, OH Economic Devel. (YMCA)[1]	6.000	12/01/2023	180,547
25,000	Greene County, OH University Hsg. (Central State University)[1]	5.000	09/01/2016	23,930
55,000	Greene County, OH University Hsg. (Central State University)[1]	5.100	09/01/2035	43,134
55,000	Greene County, OH University Hsg. (Central State University)[1]	5.375	09/01/2022	50,102
35,000	Greene County, OH University Hsg. (Central State University)[1]	5.625	09/01/2032	30,280
2,500,000	Grove City, OH Tax Increment Financing	5.375	12/01/2031	2,032,050
10,000	Hamilton County, OH Hospital Facilities (Children’s Hospital Medical Center)[1]	5.000	05/15/2013	10,017
49,000	Heath City, OH School District[1]	6.375	12/01/2027	50,469
250,000	Huron County, OH Hospital Facilities (Fisher-Titus)[1]	5.250	12/01/2037	237,390
1,775,000	Jeffrey Place, OH New Community Authority (Jeffrey Place Redevel.)	5.000	12/01/2032	1,435,869
10,000	Lake County, OH Hospital Facilities (Lake Hospital System)[1]	5.000	08/15/2023	10,220
20,000	Lake County, OH Sewer District Improvements[1]	6.250	12/01/2014	20,065
5,000	Lakewood, OH GO1	5.125	12/01/2017	5,129
85,000	Lorain County, OH Elderly Hsg. Corp. (Harr Plaza)[1]	6.375	07/15/2019	87,550
10,000	Lorain County, OH Health Care Facilities (Kenal at Oberlin)[1]	5.250	02/01/2021	9,990
10,000	Lorain County, OH Hospital (Catholic Healthcare Partners)[1]	5.375	10/01/2030	10,042
   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Ohio Continued
$645,000	Lorain County, OH Hospital (Catholic Healthcare Partners)	5.500%	09/01/2027	$656,481
75,000	Lorain County, OH Hospital (Catholic Healthcare Partners)[1]	5.625	09/01/2014	76,667
20,000	Lorain County, OH Hospital (Catholic Healthcare Partners)[1]	5.625	09/01/2016	20,446
15,000	Lorain County, OH Hospital (Catholic Healthcare Partners)[1]	5.625	09/01/2017	15,335
215,000	Lorain County, OH Port Authority (Alumalloy LLC)[1]	6.000	11/15/2025	198,174
20,000	Lorain, OH GO1	5.650	12/01/2015	20,098
40,000	Lorain, OH Sewer System[1]	5.400	04/01/2009	40,103
225,000	Lucas County, OH GO1	6.500	12/01/2016	227,972
90,000	Lucas County, OH Hospital (Toledo Hospital/Flower Hospital/Promedica Continuing Care Services Corp. Obligated Group)[1]	5.375	11/15/2023	91,040
10,000	Madison County, OH Multifamily Hsg. (Madison Health Partners)[1]	8.500	02/01/2027	9,855
80,000	Mahoning County, OH Hospital Facilities (Forum Health Obligated Group)[1]	5.000	11/15/2025	80,045
735,000	Mahoning County, OH Hospital Facilities (Forum Health Obligated Group)[1]	6.000	11/15/2032	652,754
170,000	Marblehead, OH GO (Island View Waterline)[1]	5.250	12/01/2026	174,874
5,000	Medina, OH City School District[1]	5.000	12/01/2018	5,039
50,000	Meigs County, OH Industrial Devel. Revenue (Meigs Convalescent)[1]	8.250	12/01/2016	50,595
15,000	Miami County, OH Multifamily Hsg. (Terrace Ridge Apartments)[1]	6.900	12/01/2008	15,049
60,000	Montgomery County, OH Multifamily Hsg. (Creekside Villas)[1]	6.000	09/01/2031	60,206
100,000	Montgomery County, OH Sewer (Greater Moraine-Beaver Creek)[1]	5.600	09/01/2011	101,165
120,000	Muskingum County, OH Hospital Facilities (BHA/Careserve/
	PP/SSNH/BHC/BCG/Carelife/BCC Obligated Group)[1]	5.400	12/01/2016	121,206
120,000	Muskingum County, OH Hospital Facilities (FSCCHM)[1]	5.375	02/15/2012	120,256
325,000	New Carlisle, OH (Twin Creek)[1]	6.125	11/01/2026	350,717
30,000	North Canton, OH Health Care Facilities (Waterford at St. Luke)[1]	5.800	11/15/2028	26,591
700,000	OH Air Quality Devel. Authority (Fostoria Ethanol)[1]	8.500	02/01/2020	670,383
355,000	OH Air Quality Devel. Authority (JMG Funding)[1]	5.625	10/01/2022	356,314
805,000	OH Air Quality Devel. Authority (JMG Funding)[1]	5.625	01/01/2023	807,592
700,000	OH Air Quality Devel. Authority (Marion Ethanol)[1]	8.500	02/01/2020	670,383
5,000	OH Capital Corp. for Hsg. (Section 8 Asst. Hsg.)[1]	6.000	07/01/2015	5,007
110,000	OH Dept. Administrative Services[1]	5.000	06/15/2023	110,545
200,000	OH Economic Devel. (Astro Instrumentation)[1]	5.450	06/01/2022	204,286
15,000	OH Economic Devel. (Ohio Enterprise Bond Fund)[1]	5.150	12/01/2017	15,691
  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF INVESTMENTS Continued
OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Ohio Continued
$35,000	OH Environmental Facilities (Ford Motor Company)[1]	5.950%	09/01/2029	$30,445
65,000	OH Environmental Facilities (Ford Motor Company)[1]	6.150	06/01/2030	58,581
5,000	OH Federal Hocking Local School District[1]	6.375	12/01/2018	5,009
180,000	OH Greater Cincinnati Elderly Hsg. Finance Corp. (Cambridge Apartments)[1]	6.600	08/01/2025	186,277
260,000	OH HFA[1]	5.250	09/01/2030	267,306
15,000	OH HFA (Beehive/Doan Obligated Group)[1]	5.950	01/15/2026	15,149
2,000,000	OH HFA (Michaelmas Apartments)	5.600	10/20/2042	1,873,420
10,000	OH HFA (Oakleaf Village)[1]	5.700	09/01/2026	10,004
40,000	OH HFA (Residential Mtg.)[1]	5.350	09/01/2018	40,411
80,000	OH HFA (Residential Mtg.)[1]	5.400	09/01/2029	77,849
45,000	OH HFA (Residential Mtg.)[1]	5.550	09/01/2019	46,242
5,000	OH HFA (Single Family Mtg.)[1]	5.750	04/01/2016	5,007
135,000	OH HFA (Wind River Apartments)[1]	5.550	11/01/2018	136,331
20,000	OH HFA (Wind River Apartments)[1]	5.650	05/01/2032	20,001
15,000	OH HFA, Series A-1[1]	5.400	09/01/2029	14,597
1,895,000	OH HFA, Series D1	5.450	09/01/2031	1,943,455
30,000	OH Higher Educational Facility (Xavier University)[1]	5.350	11/01/2008	30,076
200,000	OH Pollution Control (General Motors Corp.)[1]	5.625	03/01/2015	185,266
850,000	OH Port Authority of Columbiana Solid Waste (A&L Salvage)[3]	14.500	07/01/2028	596,870
100,000	OH Port Authority of Columbiana Solid Waste (Liberty Waste Transportation)[1]	7.125	08/01/2025	98,454
2,000,000	OH RiverSouth Authority (Lazarus Building Redevel.)[1]	5.750	12/01/2027	1,897,240
50,000	OH Sewage & Solid Waste Disposal (Anheuser Busch)[1]	6.000	07/01/2035	51,181
195,000	OH Solid Waste (General Motors Corp.)[1]	6.300	12/01/2032	171,914
600,000	OH Solid Waste Disposal (USG Corp.)[1]	5.600	08/01/2032	524,160
950,000	OH Solid Waste Disposal (USG Corp.)[1]	5.650	03/01/2033	834,547
215,000	OH Solid Waste Disposal (USG Corp.)[1]	6.050	08/01/2034	198,918
50,000	OH University of Cincinnati General Receipts[1]	5.100	06/01/2009	50,226
1,110,000	OH Water Devel. Authority (General Motors Corp.)	5.900	06/15/2008	1,106,914
250,000	OH Western Reserve Port Authority Solid Waste Facility (Central Waste)[1]	6.350	07/01/2027	229,668
500,000	Orange Village, OH GO1	5.500	12/01/2027	517,315
390,000	Orange Village, OH GO (Chagrin)[1]	5.250	12/01/2024	398,689
320,000	Parma, OH GO1	5.000	12/01/2026	321,795
50,000	Pike County, OH Hospital Facilities (Pike Health Services)[1]	6.750	07/01/2017	50,008
15,000	Pleasant, OH Local School District[1]	5.100	12/01/2018	15,018
225,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)[1]	6.400	02/15/2034	216,333
   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Ohio Continued
$10,000	Ravenna, OH GO1	6.300%	02/01/2013	$10,025
130,000	Reynoldsburg, OH Health Care Facilities (Wesley Ridge)	6.150	10/20/2038	132,826
25,000	Scioto County, OH Marine Terminal Facility (Norfolk & Western Railway Company)[1]	5.300	08/15/2013	25,503
20,000	Seven Hills, OH GO1	6.250	12/01/2020	21,392
20,000	Sheffield, OH GO1	7.250	12/01/2011	20,047
5,000	Springboro, OH Special Assessment[1]	6.250	12/01/2014	5,116
25,000	Springboro, OH Special Assessment (Pioneer Blvd.)[1]	6.350	12/01/2014	25,054
15,000	Stark County, OH Health Care Facilities (Rose Lane)[1]	5.400	07/20/2028	15,089
35,000	Toledo, OH GO1	6.350	12/01/2025	35,481
60,000	Toledo, OH Multifamily Hsg. (Commodore Perry)[1]	5.400	12/01/2023	59,588
95,000	Toledo, OH Multifamily Hsg. (Commodore Perry)[1]	5.450	12/01/2028	91,739
5,000	Toledo, OH Multifamily Hsg. (Hillcrest Apartments)[1]	5.250	12/01/2018	5,028
130,000	Toledo, OH Multifamily Hsg. (Hillcrest Apartments)[1]	5.300	12/01/2028	122,968
2,040,000	Toledo-Lucas County, OH Convention & Visitor’s Bureau[1]	5.700	10/01/2015	2,065,296
10,000	Toledo-Lucas County, OH Convention & Visitors Bureau (Convention Center)[1]	5.500	10/01/2010	10,122
370,000	Toledo-Lucas County, OH Port Authority[1]	5.500	05/15/2020	335,509
2,680,000	Toledo-Lucas County, OH Port Authority (Crocker Park)	5.375	12/01/2035	2,453,299
295,000	Toledo-Lucas County, OH Port Authority (Northwest Ohio)[1]	5.125	11/15/2025	263,302
150,000	Toledo-Lucas County, OH Port Authority (Northwest Ohio)[1]	5.400	05/15/2019	144,944
1,000,000	Toledo-Lucas County, OH Port Authority (Northwest Ohio)[1]	6.000	11/15/2027	929,760
50,000	Toledo-Lucas County, OH Port Authority (Northwest Ohio)[1]	6.375	11/15/2032	49,536
170,000	Toledo-Lucas County, OH Port Authority (Preston)[1]	4.800	11/15/2035	139,966
1,000,000	Toledo-Lucas County, OH Port Authority (Town Square at Levis Commons)[1]	5.400	11/01/2036	916,490
1,120,000	Trumball County, OH Multifamily Hsg. (Royal Mall Apartments)	5.000	05/20/2049	970,827
3,000,000	Tuscarawas County, OH (Union Hospital Assoc.)[4]	6.500	10/01/2021	3,003,030
10,000	Warren, OH Waterworks[1]	5.000	11/01/2022	10,097
40,000	Waynesville, OH Health Care Facilities (Quaker Heights)[1]	5.600	02/20/2032	40,666
25,000	Zanesville-Muskingum County, OH Port Authority (Anchor Glass Container Corp.)[1]	10.250	12/01/2008	25,055

				61,934,533

U.S. Possessions—35.1%
250,000	Northern Mariana Islands Commonwealth, Series A1	5.000	06/01/2030	208,955
2,500,000	Puerto Rico Aqueduct & Sewer Authority	6.000	07/01/2044	2,555,400
10,000	Puerto Rico Commonwealth GO1	5.125	07/01/2031	9,435
   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF INVESTMENTS Continued
OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

U.S. Possessions Continued
$4,000,000	Puerto Rico Electric Power Authority, Series UU4,5	3.868%[6]		07/01/2031	$2,800,006
25,000	Puerto Rico HFC[1]	5.100		12/01/2018	25,097
60,000	Puerto Rico HFC (Homeowner Mtg.)[1]	5.200		12/01/2032	60,814
5,000	Puerto Rico Highway & Transportation Authority, Series G	5.000		07/01/2042	4,552
90,000	Puerto Rico IMEPCF (American Airlines)[1]	6.450		12/01/2025	78,792
275,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	5.600		10/01/2014	274,483
765,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.250		10/01/2024	743,182
2,120,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500		10/01/2037	2,032,995
1,580,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		02/01/2019	1,565,812
50,000	Puerto Rico ITEMECF (Hospital Auxilio Mutuo)[1]	5.500		07/01/2017	50,856
190,000	Puerto Rico ITEMECF (Hospital Auxilio Mutuo)[1]	5.500		07/01/2026	191,626
20,000	Puerto Rico ITEMECF (Hospital Auxilio Mutuo)[1]	6.250		07/01/2016	20,058
10,000	Puerto Rico ITEMECF (Mennonite General Hospital)[1]	6.500		07/01/2012	9,949
75,000	Puerto Rico ITEMECF (San Lucas & Cristo Redentor Hospitals)[1]	5.750		06/01/2029	63,160
30,000	Puerto Rico Municipal Finance Agency, Series A1	5.500		07/01/2017	30,516
585,000	Puerto Rico Port Authority (American Airlines), Series A1	6.250		06/01/2026	489,932
1,500,000	Puerto Rico Port Authority (American Airlines), Series A	6.300		06/01/2023	1,283,325
100,000	Puerto Rico Port Authority, Series D	6.000		07/01/2021	100,374
40,000	Puerto Rico Port Authority, Series D1	7.000		07/01/2014	40,208
15,000	Puerto Rico Public Buildings Authority[1]	5.125		07/01/2024	14,588
11,000,000	Puerto Rico Sales Tax Financing Corp., Series A5	3.100	[6]	08/01/2057	7,810,000
2,000,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	4.700		07/01/2022	1,703,600
335,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	6.125		07/01/2022	333,861
25,000	V.I. Public Finance Authority, Series A1	5.500		10/01/2022	25,244
500,000	V.I. Public Finance Authority, Series A1	5.625		10/01/2025	502,365
50,000	V.I. Water & Power Authority[1]	5.300		07/01/2021	48,311

					23,077,496

Total Investments, at Value (Cost $93,354,078)—129.4%					85,012,029

Liabilities in Excess of Other Assets—(29.4)					(19,332,034)

Net Assets—100.0%					$65,679,995

   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND
Footnotes to Statement of Investments

1.	All or a portion of the security has been segregated for collateral to cover borrowings. See Note 6 of accompanying Notes.

2.	Zero coupon bond reflects effective yield on the date of purchase.

3.	Issue is in default. See Note 1 of accompanying Notes.

4.	When-issued security or delayed delivery to be delivered and settled after March 31, 2008. See Note 1 of accompanying Notes.

5.	Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently segregated and transferred to a trust. See Note 1 of accompanying Notes.

6.	Represents the current interest rate for a variable or increasing rate security.
To simplify the listings of securities, abbreviations are used per the table below:

BCC	Bethesda Company Care, Inc.	HFC	Housing Finance Corp.
BCG	Bethesda Care Givers	IMEPCF	Industrial, Medical and Environmental
BHA	Bethesda Hospital Assoc.		Pollution Control Facilities
BHC	Bethesda Home Care	ITEMECF	Industrial, Tourist, Educational, Medical
CSAHS	The Sisters of Charity of St. Augustine		and Environmental Community Facilities
	Health System	PP	Professionals PRN, Inc.
EAFC	Emery Air Freight Corp.	ROLs	Residual Option Longs
EWA	Emery Worldwide Airlines	SSNH	Sunny Slope Nursing Home
FSCCHM	Franciscan Sisters of Christian Charity	TASC	Tobacco Settlement Asset-Backed Bonds
	Healthcare Ministry	UHHS	University Hospitals Health System
GO	General Obligation	V.I.	United States Virgin Islands
HFA	Housing Finance Agency	YMCA	Young Men’s Christian Assoc.
See accompanying Notes to Financial Statements.
  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

	Oppenheimer	Oppenheimer
	Rochester	Rochester
	Michigan	Ohio
	Municipal	Municipal
March 31, 2008	Fund	Fund

Assets

Investments, at cost	$74,081,720	$93,354,078

Investments, at value	$67,906,654	$85,012,029
Cash	197,838	249,688
Receivables and other assets:
Investments sold*	3,869,474	5,236,924
Interest	927,845	1,511,856
Shares of beneficial interest sold	285,017	885,109
Due from Manager	770	112
Other	1,721	3,637

Total assets	73,189,319	92,899,355

Liabilities

Payables and other liabilities:
Payable on borrowings (See Note 6)	14,400,000	7,700,000
Payable for short-term floating rate notes issued (See Note 1)	5,500,000	8,355,000
Investments purchased**	4,610,314	10,728,270
Shares of beneficial interest redeemed	30,398	262,568
Dividends	47,158	63,350
Interest expense on borrowings	33,165	34,607
Distribution and service plan fees	17,190	33,185
Trustees’ compensation	1,694	4,092
Shareholder communications	3,038	1,402
Transfer and shareholder servicing agent fees	969	2,405
Other	30,897	34,481

Total liabilities	24,674,823	27,219,360

Net Assets	$48,514,496	$65,679,995

Composition of Net Assets

Par value of shares of beneficial interest	$3,976	$5,760
Additional paid-in capital	55,182,455	75,575,680
Accumulated net investment income	593,267	351,360
Accumulated net realized loss on investments	(1,090,136)	(1,910,756)
Net unrealized depreciation on investments	(6,175,066)	(8,342,049)

Net Assets	$48,514,496	$65,679,995

* Investments sold on a when-issued or delayed delivery basis	$—	$2,849,505
**Investments purchased on a when-issued or delayed delivery basis	$1,749,196	$6,158,626
  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

	Oppenheimer	Oppenheimer
	Rochester	Rochester
	Michigan	Ohio
	Municipal	Municipal
	Fund	Fund

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets and shares of beneficial interest outstanding)
Net assets	$40,660,029	$47,326,464
Shares of beneficial interest outstanding	3,331,449	4,149,450
Per share	$12.20	$11.41
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$12.81	$11.98

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets and shares of beneficial interest outstanding)
Net assets	$918,201	$2,315,489
Shares of beneficial interest outstanding	75,239	203,118
Per share	$12.20	$11.40

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets and shares of beneficial interest outstanding)
Net assets	$6,936,266	$16,038,042
Shares of beneficial interest outstanding	568,883	1,407,757
Per share	$12.19	$11.39
See accompanying Notes to Financial Statements.
   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENTS OF OPERATIONS

	Oppenheimer	Oppenheimer
	Rochester	Rochester
	Michigan	Ohio
	Municipal	Municipal
For the Year Ended March 31, 2008	Fund	Fund

Investment Income

Interest	$3,068,984	$3,679,123

Expenses

Management fees	222,281	293,977
Distribution and service plan fees:
Class A	36,338	67,416
Class B	8,016	18,720
Class C	57,486	118,523
Transfer and shareholder servicing agent fees:
Class A	5,321	12,839
Class B	908	1,426
Class C	3,485	7,421
Shareholder communications:
Class A	8,773	10,057
Class B	1,627	1,665
Class C	3,206	3,290
Interest expense on borrowings	438,397	395,838
Interest expense and fees on short-term floating rate notes issued (See Note 1)	274,878	388,998
Legal, auditing and other professional fees	42,910	45,958
Custodian fees and expenses	2,938	5,879
Trustees’ compensation	1,372	1,729
Other	39,901	38,101

Total expenses	1,147,837	1,411,837
Less reduction to custodian expenses	(1,287)	(1,474)
Less waivers and reimbursements of expenses	(499,981)	(490,768)

Net expenses	646,569	919,595

Net Investment Income	2,422,415	2,759,528

Realized and Unrealized Loss

Net realized loss on investments	(1,089,782)	(1,904,894)
Net change in unrealized depreciation on investments	(6,543,490)	(8,737,064)

Net Decrease in Net Assets Resulting from Operations	$(5,210,857)	$(7,882,430)

See accompanying Notes to Financial Statements.
   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENTS OF CHANGES IN NET ASSETS
Oppenheimer Rochester Michigan Municipal Fund

	Year	Period
	Ended	Ended
	March 31,	March 31,
	2008	2007[1]

Operations

Net investment income	$2,422,415	$560,843
Net realized loss	(1,089,782)	(354)
Net change in unrealized appreciation (depreciation)	(6,543,490)	368,424

Net increase (decrease) in net assets resulting from operations	(5,210,857)	928,913

Dividends and/or Distributions to Shareholders

Dividends from net investment income:
Class A	(1,704,372)	(382,932)
Class B	(33,823)	(5,417)
Class C	(242,270)	(22,966)

	(1,980,465)	(411,315)

Beneficial Interest Transactions

Net increase in net assets resulting from beneficial interest transactions:
Class A	29,454,553	16,562,516
Class B	558,910	504,440
Class C	5,707,814	2,297,987

	35,721,277	19,364,943

Net Assets
Total increase	28,529,955	19,882,541
Beginning of period	19,984,541	102,000 [2]

End of period (including accumulated net investment income of $593,267 and $151,317, respectively)	$48,514,496	$19,984,541

1.	For the period from June 21, 2006 (commencement of operations) to March 31, 2007.

2.	Reflects the value of the Manager’s initial seed money on May 10, 2006.
See accompanying Notes to Financial Statements.
  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENTS OF CHANGES IN NET ASSETS Continued
Oppenheimer Rochester Ohio Municipal Fund

	Year	Period
	Ended	Ended
	March 31,	March 31,
	2008	2007[1]

Operations

Net investment income	$2,759,528	$610,046
Net realized loss	(1,904,894)	(5,862)
Net change in unrealized appreciation (depreciation)	(8,737,064)	395,015

Net increase (decrease) in net assets resulting from operations	(7,882,430)	999,199

Dividends and/or Distributions to Shareholders

Dividends from net investment income:
Class A	(1,979,461)	(418,385)
Class B	(80,305)	(11,748)
Class C	(508,925)	(21,157)

	(2,568,691)	(451,290)

Beneficial Interest Transactions

Net increase in net assets resulting from beneficial interest transactions:
Class A	32,634,045	21,658,469
Class B	1,751,664	921,997
Class C	14,622,932	3,892,100

	49,008,641	26,472,566

Net Assets

Total increase	38,557,520	27,020,475
Beginning of period	27,122,475	102,000)[2]

End of period (including accumulated net investment income of $351,360 and $160,523, respectively)	$65,679,995	$27,122,475

1.	For the period from June 21, 2006 (commencement of operations) to March 31, 2007.

2.	Reflects the value of the Manager’s initial seed money on May 10, 2006.
See accompanying Notes to Financial Statements.
 OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF CASH FLOWS
Oppenheimer Rochester Michigan Municipal Fund

For the Year Ended March 31, 2008

Cash Flows from Operating Activities

Net decrease in net assets from operations	$(5,210,857)
Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(65,424,009)
Proceeds from disposition of investment securities	37,982,786
Short-term investment securities, net	(18,257,592)
Premium amortization	183,852
Discount accretion	(531,366)
Net realized loss on investments	1,089,782
Net change in unrealized depreciation on investments	6,543,490
Increase in interest receivable	(594,136)
Increase in receivable for securities sold	(3,869,474)
Increase in other assets	(1,107)
Increase in payable for securities purchased	3,867,404
Increase in payable for accrued expenses	30,552

Net cash used in operating activities	(44,190,675)

Cash Flows from Financing Activities

Proceeds from bank borrowings	68,900,000
Payments on bank borrowings	(60,000,000)
Proceeds from short-term floating rate notes issued	1,500,000
Proceeds from shares sold	43,572,537
Payment on shares redeemed	(8,577,203)
Cash distributions paid	(1,359,179)

Net cash provided by financing activities	44,036,155
Net decrease in cash	(154,520)
Cash, beginning balance	352,358

Cash, ending balance	$197,838

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $584,650.

Cash paid for interest on bank borrowings—$426,276.

Cash paid for interest on short-term floating rate notes issued—$274,878.
See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF CASH FLOWS Continued
Oppenheimer Rochester Ohio Municipal Fund

For the Year Ended March 31, 2008

Cash Flows from Operating Activities

Net decrease in net assets from operations	$(7,882,430)
Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(86,425,585)
Proceeds from disposition of investment securities	45,480,578
Short-term investment securities, net	(19,071,345)
Premium amortization	281,014
Discount accretion	(157,220)
Net realized loss on investments	1,904,894
Net change in unrealized depreciation on investments	8,737,064
Increase in interest receivable	(1,084,651)
Increase in receivable for securities sold	(5,231,924)
Increase in other assets	(2,442)
Increase in payable for securities purchased	9,588,454
Increase in payable for accrued expenses	55,137

Net cash used in operating activities	(53,808,456)

Cash Flows from Financing Activities

Proceeds from bank borrowings	100,200,000
Payments on bank borrowings	(95,600,000)
Proceeds from short-term floating rate notes issued	2,705,000
Proceeds from shares sold	68,723,113
Payment on shares redeemed	(21,095,972)
Cash distributions paid	(1,215,323)

Net cash provided by financing activities	53,716,818

Net decrease in cash	(91,638)
Cash, beginning balance	341,326

Cash, ending balance	$249,688

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $1,304,073.

Cash paid for interest on bank borrowings—$378,437.

Cash paid for interest on short-term floating rate notes issued—$388,998.
See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FINANCIAL HIGHLIGHTS
Oppenheimer Rochester Michigan Municipal Fund

Class A Year Ended March 31,	2008	2007[1]

Per Share Operating Data

Net asset value, beginning of period	$14.43	$13.60
Income (loss) from investment operations:
Net investment income[2]	.83	.65
Net realized and unrealized gain (loss)	(2.39)	.64

Total from investment operations	(1.56)	1.29
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.67)	(.46)

Net asset value, end of period	$12.20	$14.43

Total Return, at Net Asset Value[3]	(11.14)%	9.62%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$40,660	$17,170
Average net assets (in thousands)	$33,865	$11,550
Ratios to average net assets:[4]
Net investment income	6.12%	5.82%
Expenses excluding interest and fees on short-term floating rate notes issued	1.99%	2.63%
Interest and fees on short-term floating rate notes issued[5]	0.68%	0.34%

Total expenses	2.67%	2.97%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.48%	1.14%
Portfolio turnover rate	104%	4%

1.	For the period from June 21, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

6.	Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund’s limited operating history.

7.	Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rates: 0.80%, 1.55% and 1.55% for Class A shares, Class B shares and Class C shares, respectively.
See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FINANCIAL HIGHLIGHTS Continued
Oppenheimer Rochester Michigan Municipal Fund

Class B Year Ended March 31,	2008	2007[1]

Per Share Operating Data

Net asset value, beginning of period	$14.43	$13.60
Income (loss) from investment operations:
Net investment income[2]	.72	.51
Net realized and unrealized gain (loss)	(2.38)	.69

Total from investment operations	(1.66)	1.20
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.57)	(.37)

Net asset value, end of period	$12.20	$14.43

Total Return, at Net Asset Value[3]	(11.82)%	9.03%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$918	$506
Average net assets (in thousands)	$801	$196
Ratios to average net assets:[4]
Net investment income	5.34%	4.55%
Expenses excluding interest and fees on short-term floating rate notes issued	3.26%	4.43%
Interest and fees on short-term floating rate notes issued[5]	0.68%	0.34%

Total expenses	3.94%	4.77%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	2.23%	1.89%
Portfolio turnover rate	104%	4%

1.	For the period from June 21, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

6.	Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund’s limited operating history.

7.	Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rates: 0.80%, 1.55% and 1.55% for Class A shares, Class B shares and Class C shares, respectively.
See accompanying Notes to Financial Statements.
 OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

Oppenheimer Rochester Michigan Municipal Fund

Class C Year Ended March 31,	2008	2007[1]

Per Share Operating Data

Net asset value, beginning of period	$14.42	$13.60
Income (loss) from investment operations:
Net investment income[2]	.72	.52
Net realized and unrealized gain (loss)	(2.38)	.67

Total from investment operations	(1.66)	1.19
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.57)	(.37)

Net asset value, end of period	$12.19	$14.42

Total Return, at Net Asset Value[3]	(11.83)%	8.94%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$6,936	$2,309
Average net assets (in thousands)	$5,750	$845
Ratios to average net assets:[4]
Net investment income	5.33%	4.63%
Expenses excluding interest and fees on short-term floating rate notes issued	3.03%	3.76%
Interest and fees on short-term floating rate notes issued[5]	0.68%	0.34%

Total expenses	3.71%	4.10%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	2.23%	1.89%

Portfolio turnover rate	104%	4%

1.	For the period from June 21, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

6.	Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund’s limited operating history.

7.	Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rates: 0.80%, 1.55% and 1.55% for Class A shares, Class B shares and Class C shares, respectively.
See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FINANCIAL HIGHLIGHTS Continued
Oppenheimer Rochester Ohio Municipal Fund

Class A Year Ended March 31,	2008	2007[1]

Per Share Operating Data

Net asset value, beginning of period	$13.58	$12.80
Income (loss) from investment operations:
Net investment income[2]	.68	.61
Net realized and unrealized gain (loss)	(2.21)	.61

Total from investment operations	(1.53)	1.22
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.64)	(.44)

Net asset value, end of period	$11.41	$13.58

Total Return, at Net Asset Value[3]	(11.67)%	9.78%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$47,326	$22,292
Average net assets (in thousands)	$39,710	$12,528
Ratios to average net assets:[4]
Net investment income	5.34%	5.81%
Expenses excluding interest and fees on short-term floating rate notes issued	1.69%	2.49%
Interest and fees on short-term floating rate notes issued[5]	0.73%	0.17%

Total expenses	2.42%	2.66%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.53%	0.97%
Portfolio turnover rate	93%	2%

1.	For the period from June 21, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

6.	Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund’s limited operating history.

7.	Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rates: 0.80%, 1.55% and 1.55% for Class A shares, Class B shares and Class C shares, respectively.
See accompanying Notes to Financial Statements.
   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

Oppenheimer Rochester Ohio Municipal Fund

Class B Year Ended March 31,	2008	2007[1]

Per Share Operating Data

Net asset value, beginning of period	$13.58	$12.80

Income (loss) from investment operations:
Net investment income[2]	.59	.52
Net realized and unrealized gain (loss)	(2.23)	.62

Total from investment operations	(1.64)	1.14

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.54)	(.36)

Net asset value, end of period	$11.40	$13.58

Total Return, at Net Asset Value[3]	(12.41)%	9.13%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$2,316	$935
Average net assets (in thousands)	$1,872	$419
Ratios to average net assets:[4]
Net investment income	4.67%	4.96%
Expenses excluding interest and fees on short-term floating rate notes issued	2.63%	3.95%
Interest and fees on short-term floating rate notes issued[5]	0.73%	0.17%

Total expenses	3.36%	4.12%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	2.28%	1.72%
Portfolio turnover rate	93%	2%

1.	For the period from June 21, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

6.	Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund’s limited operating history.

7.	Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rates: 0.80%, 1.55% and 1.55% for Class A shares, Class B shares and Class C shares, respectively.
See accompanying Notes to Financial Statements.
   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FINANCIAL HIGHLIGHTS Continued
Oppenheimer Rochester Ohio Municipal Fund

Class C Year Ended March 31,	2008	2007[1]

Per Share Operating Data

Net asset value, beginning of period	$13.57	$12.80
Income (loss) from investment operations:
Net investment income[2]	.59	.46
Net realized and unrealized gain (loss)	(2.23)	.67

Total from investment operations	(1.64)	1.13
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.54)	(.36)

Net asset value, end of period	$11.39	$13.57

Total Return, at Net Asset Value[3]	(12.43)%	9.01%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$16,038	$3,895
Average net assets (in thousands)	$11,872	$784
Ratios to average net assets:[4]
Net investment income	4.64%	4.48%
Expenses excluding interest and fees on short-term floating rate notes issued	2.54%	3.45%
Interest and fees on short-term floating rate notes issued[5]	0.73%	0.17%

Total expenses	3.27%	3.62%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	2.28%	1.72%
Portfolio turnover rate	93%	2%

1.	For the period from June 21, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

6.	Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund’s limited operating history.

7.	Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rates: 0.80%, 1.55% and 1.55% for Class A shares, Class B shares and Class C shares, respectively.
See accompanying Notes to Financial Statements.
  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Rochester Michigan Municipal Fund (“Michigan Fund”) and Oppenheimer Rochester Ohio Municipal Fund (“Ohio Fund”), collectively (the “Funds”) are each non-diversified, open-end management investment companies registered under the Investment Company Act of 1940, as amended. The investment objective of each of the Funds is to seek a high level of current interest income exempt from federal and its state income taxes for individual investors as is consistent with preservation of capital. The Funds’ investment adviser is OppenheimerFunds, Inc. (the “Manager”). As of March 31, 2008, 54% of the shares of Michigan Fund were owned by the Manager and its affiliates.
     The Funds offer Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges with respect to the Funds in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Funds.
Securities Valuation. The Funds calculate the net asset value of their shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security traded on that exchange prior to the time when the Funds’ assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the closing price reported by NASDAQ prior to the time when the Funds’ assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing “bid” and “asked” prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Funds’ assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities will be valued at the mean between the “bid” and “asked” prices. Securities for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Funds’ assets are
   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Shares of a registered investment company that are not traded on an exchange are valued at the acquired investment company’s net asset value per share. “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
Securities on a When-Issued or Delayed Delivery Basis. The Funds may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Funds on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Funds’ net asset value to the extent the Funds execute such transactions while remaining substantially fully invested. When the Funds engage in when-issued or delayed delivery transactions, they rely on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Funds to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Funds maintain internally designated assets with a market value equal to or greater than the amount of their purchase commitments. The Funds may also sell securities that they purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of March 31, 2008, the Funds had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

	When-Issued or Delayed Delivery
	Basis Transactions

Michigan Fund	Purchased securities	$1,749,196
Ohio Fund	Purchased securities	6,158,626
Ohio Fund	Sold securities	2,849,505
Inverse Floating Rate Securities. The Funds invest in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Funds may invest up to 20% of their total assets (which includes the effects of leverage) in inverse floaters. As of March 31, 2008, inverse floaters including the effects of leverage were held by the following Funds.
   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

	Inverse Floaters
	Including the Effects of Leverage	% of Total Assets

Michigan Fund	$ 4,148,865	5.67%
Ohio Fund	5,903,033	6.35
Certain inverse floating rate securities are created when the Funds purchase and subsequently transfer a municipal bond security (the “municipal bond”) to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the “sponsor”) creates a trust (the “Trust”) and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an “inverse floating rate security”) to the Funds. The terms of these inverse floating rate securities grant the Funds the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Funds’ repurchase of the underlying municipal bond. Following such a request, the Funds pay the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchange the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Funds include the municipal bond position on their Statement of Investments (but do not separately include the inverse floating rate securities received). The Funds also include the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on their Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust’s liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Funds’ Statement of Operations. At March 31, 2008, the value of municipal bond holdings are shown on the Funds’ Statement of Investments and are held by such Trusts and serve as collateral for short-term floating rate notes issued and outstanding at that date are as follows:

	Value of Municipal	Short-Term Floating
	Bond Holdings	Rate Notes Issued

Michigan Fund	$7,786,820	$5,500,000
Ohio Fund	10,610,006	8,355,000
At March 31, 2008, the Funds’ residual exposure to these types of inverse floating rate securities were as follows:

Principal	Inverse	Coupon	Maturity
Amount	Floater[1]	Rate[2]	Date	Value

Michigan Fund
$250,000	Detroit, MI GO ROLs	8.637%	4/1/25	$271,820
1,000,000	MI University ROLs[3]	9.420	2/15/37	440,000
3,750,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	12.610	8/1/57	1,575,000

				$2,286,820

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table on page 47 of the Statement of Investments.

2.	Represents the current interest rate for a variable rate bond known as an “inverse floater.”

3.	Security is subject to a shortfall and forbearance agreement.
   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

Principal	Inverse	Coupon	Maturity
Amount	Floater[1]	Rate[2]	Date	Value

Ohio Fund
$1,145,000	Puerto Rico Electric Power Authority ROLs[3]	0.00%[4]	7/1/31	$(54,994)
5,500,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	22.75	8/1/57	2,310,000

				$2,255,006

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table on page 55 of the Statement of Investments.

2.	Represents the current interest rate for a variable rate bond known as an “inverse floater.”

3.	Security is subject to a shortfall and forbearance agreement.

4.	The underlying bond was purchased on a when-issued or delayed delivery basis. Therefore, the interest rate will be determined upon settlement.
The Funds enter into shortfall and forbearance agreements with the sponsors of certain inverse floaters held by the Funds. These agreements commit the Funds to reimburse the sponsor of the inverse floater, in certain circumstances, for the amount of the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the short-term floating rate notes issued by the Trust in conjunction with the inverse floating rate security. Under the standard terms of an inverse floating rate security, absent such a shortfall and forbearance agreement, the Funds would not be required to make such a reimbursement. The Manager monitors the Funds’ potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Funds’ investment in such inverse floating rate securities, if it deems it appropriate to do so. As of March 31, 2008, in addition to the exposure detailed in the preceding table, the Funds’ maximum exposure under such agreements are estimated as follows:

Approximate Maximum Exposure

Michigan Fund	$ 4,750,000
Ohio Fund	8,354,485
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of March 31, 2008, Ohio Fund had securities with an aggregate market value of $596,870, representing 0.91% of the Fund’s net assets, were in default.
Concentration Risk. There are certain risks arising from geographic concentration in any state. Certain economic, regulatory or political developments occurring in the state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class.
  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Funds intend to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Funds file income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Funds’ tax return filings generally remains open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Funds must satisfy under the income tax regulations, losses the Funds may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

				Net Unrealized
				Depreciation
				Based on Cost of
				Securities and
	Undistributed	Undistributed	Accumulated	Other Investments
	Net Investment	Long-Term	Loss	for Federal Income
	Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

Michigan Fund	$644,801	$—	$1,089,213	$6,175,989
Ohio Fund	519,457	—	1,785,782	8,467,023

1.	As of March 31, 2008, the Funds had net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions as shown in the table below.

Net Capital Loss Carryforwards

Michigan Fund	$ 1,046,424
Ohio Fund	809,701
As of March 31, 2008, details of the capital loss carryforwards were as follows:

	Expiring

Michigan Fund	2015	$184
	2016	1,046,240

		$1,046,424

Ohio Fund	2015	$5
	2016	809,696

		$809,701

2.	As of March 31, 2008, the Funds had post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2017. As of March 31, 2008, the post-October losses were as follows:

Post-October Losses

Michigan Fund	$42,789
Ohio Fund	976,081

3.	During the fiscal year ended March 31, 2008, the Funds did not utilize any capital loss carryforward.

4.	During the fiscal year ended March 31, 2007, the Funds did not utilize any capital loss carryforward.
  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Funds.
The tax character of distributions paid during the year ended March 31, 2008 and for the period ended March 31, 2007 was as follows:

	Year Ended	Period Ended
Michigan Fund	March 31, 2008	March 31, 2007

Distributions paid from:
Exempt-Interest Dividends	$1,978,877	$411,054
Ordinary Income	1,588	261

Total	$1,980,465	$411,315

Ohio Fund

Distributions paid from:
Exempt-Interest Dividends	$2,565,402	$450,942
Ordinary Income	3,289	348

Total	$2,568,691	$451,290

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2008 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

	Federal Tax Cost	Gross Unrealized	Gross Unrealized	Net Unrealized
	of Securities	Appreciation	Depreciation	Depreciation

Michigan Fund	$68,587,013	$212,195	$6,388,184	$6,175,989
Ohio Fund	85,129,359	207,955	8,674,978	8,467,023
Trustees’ Compensation. The Funds have adopted an unfunded retirement plan (the “Plan”) for the Funds’ independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended March 31,
   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

2008, the Funds’ projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

	Projected Benefit	Payments Made
	Obligations	to Retired	Accumulated
	Increased	Trustees	Liability

Michigan Fund	$838	$196	$1,250
Ohio Fund	1,022	223	1,434
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Funds or in other Oppenheimer funds selected by the Trustee. The Funds purchase shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund’s asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Funds, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Funds on any cash overdrafts of their custodian accounts during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Funds pay interest to their custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Funds, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Funds during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Indemnifications. The Funds’ organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Funds have authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest for the Funds were as follows:

	Year Ended March 31, 2008		Period Ended March 31, 2007[1,2]
Michigan Fund	Shares	Amount	Shares	Amount

Class A
Sold	2,616,529	$35,776,419	1,178,570	$16,510,380
Dividends and/or distributions reinvested	30,133	407,210	5,711	82,199
Redeemed	(504,769)	(6,729,076)	(2,078)	(30,063)

Net increase	2,141,893	$29,454,553	1,182,203	$16,562,516

Class B
Sold	45,047	$622,643	38,305	$552,605
Dividends and/or distributions reinvested	1,712	23,095	244	3,516
Redeemed	(6,552)	(86,828)	(3,591)	(51,681)

Net increase	40,207	$558,910	34,958	$504,440

Class C
Sold	531,150	$7,344,236	173,933	$2,498,899
Dividends and/or distributions reinvested	11,479	154,345	970	13,972
Redeemed	(133,820)	(1,790,767)	(14,903)	(214,884)

Net increase	408,809	$5,707,814	160,000	$2,297,987

1.	For the period from June 21, 2006 (commencement of operations) to March 31, 2007.

2.	The Fund sold 7,352.941 shares of Class A at a value of $100,000 and 73.529 shares each of Class B and Class C at a value of $1,000, respectively, to the Manager upon seeding of the Fund on May 10, 2006.
   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

	Year Ended March 31, 2008		Period Ended March 31, 2007[1,2]
Ohio Fund	Shares	Amount	Shares	Amount

Class A
Sold	3,789,553	$48,991,843	1,659,213	$22,005,201
Dividends and/or distributions reinvested	79,568	1,006,807	6,352	86,063
Redeemed	(1,360,687)	(17,364,605)	(32,362)	(432,795)

Net increase	2,508,434	$32,634,045	1,633,203	$21,658,469

Class B
Sold	147,833	$1,924,580	70,526	$945,825
Dividends and/or distributions reinvested	4,261	53,628	381	5,157
Redeemed	(17,836)	(226,544)	(2,125)	(28,985)

Net increase	134,258	$1,751,664	68,782	$921,997

Class C
Sold	1,398,244	$18,129,322	286,195	$3,880,915
Dividends and/or distributions reinvested	19,322	243,638	848	11,480
Redeemed	(296,908)	(3,750,028)	(22)	(295)

Net increase	1,120,658	$14,622,932	287,021	$3,892,100

1.	For the period from June 21, 2006 (commencement of operations) to March 31, 2007.

2.	The Fund sold 7,812.50 shares of Class A at a value of $100,000 and 78.125 shares each of Class B and Class C at a value of $1,000, respectively, to the Manager upon seeding of the Fund on May 10, 2006.
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended March 31, 2008, were as follows:

	Investment Securities
	Purchases	Sales

Michigan Fund	$65,424,009	$37,982,786
Ohio Fund	86,425,585	45,480,578
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with each of the Funds which provides for a fee at an average annual rate of average net assets as shown in the following table:

Fee Schedule for the Funds

Up to $500 million	0.55%
Next $500 million	0.50
Next $500 million	0.45
Over $1.5 billion	0.40
   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Funds. The Funds each pay OFS a per account fee. For the year ended March 31, 2008, the Funds paid the following to OFS for services to the Funds.

Michigan Fund	$9,132
Ohio Fund	19,743
Initial Offering and Organizational Costs. The Manager assumed all initial offering and organizational costs associated with the registration and seeding of the Funds.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Funds, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Funds’ principal underwriter in the continuous public offering of the Funds’ classes of shares.
Service Plan for Class A Shares. The Funds have adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Funds reimburse the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Funds. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Funds under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Funds have adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Funds pay the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Funds or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Funds of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Funds under the Plans are detailed in the Statement of Operations. The Distributor’s aggregate uncompensated expenses under the plan at March 31, 2008 for Class B and Class C shares were as follows:

	Class B	Class C

Michigan Fund	$34,832	$80,149
Ohio Fund	43,139	163,949
   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Funds. They are deducted from the proceeds of sales of Funds shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the year ended March 31, 2008.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
	Distributor	Distributor	Distributor	Distributor

Michigan Fund	$20,992	$470	$3,348	$4,558
Ohio Fund	63,995	11,997	478	9,124
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive management fees and/or reimburse the Funds for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” excluding expenses attributable to the Funds’ investments in inverse floaters, will not exceed 0.80% for Class A shares and 1.55% for Class B shares and Class C shares, respectively, of average annual net assets for each class of shares. This voluntary undertaking is expected to remain in effect indefinitely. However, it may be amended or withdrawn by the Manager at any time without shareholder notice. During the year ended March 31, 2008, the Manager reimbursed the Funds as detailed in the following table.

	Class A	Class B	Class C

Michigan Fund	$401,671	$13,654	$84,656
Ohio Fund	$353,892	20,290	116,586
OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
5. Illiquid Securities
As of March 31, 2008, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Funds will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
6. Borrowings
The Funds can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings to purchase portfolio securities, to meet redemption obligations or for temporary
   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

NOTES TO FINANCIAL STATEMENTS Continued
6. Borrowings Continued

and emergency purposes. The purchase of securities with borrowed funds create leverage in the Funds. The use of leverage will subject the Funds to greater costs than funds that do not borrow for leverage, and may also make the Funds’ share prices more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Funds’ yields. Expenses incurred by the Funds with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Funds entered into a Revolving Credit and Security Agreement (the “Agreement”) with a conduit lender and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $1,250,000,000, collectively. To secure the loan, the Funds pledge investment securities in accordance with the terms of the Agreement. Interest is charged to the Funds, based on its borrowings, at current commercial paper issuance rates (3.1697% as of March 31, 2008). The Funds pay additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its prorata share of an annual commitment fee on the amount of the unused portion of the total facility size. The Funds have the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.
As of March 31, 2008, the Funds had borrowings outstanding at an interest rate of 3.1697%. Details of the borrowings for the year ended March 31, 2008 are as follows:

	Michigan Fund	Ohio Fund

Average Daily Loan Balance	$8,716,120	$7,870,492
Average Daily Interest Rate	5.024%	5.024%
Fees Paid	$26,867	$24,143
Interest Paid	$426,276	$378,437
7. Recent Accounting Pronouncement
In September 2006, Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, Fair Value Measurements.This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of March 31, 2008, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.
  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of
Oppenheimer Rochester North Carolina Municipal Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester North Carolina Municipal Fund, including the statement of investments, as of March 31, 2008, the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period October 10, 2006 (commencement of operations) to March 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester North Carolina Municipal Fund as of March 31, 2008, the results of its operations and cash flows for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period October 10, 2006 (commencement of operations) to March 31, 2007, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
May 16, 2008
 OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of
Oppenheimer Rochester Virginia Municipal Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Virginia Municipal Fund, including the statement of investments, as of March 31, 2008, the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period July 18, 2006 (commencement of operations) to March 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Virginia Municipal Fund as of March 31, 2008, the results of its operations and cash flows for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period July 18, 2006 (commencement of operations) to March 31, 2007, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
May 16, 2008
  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF INVESTMENTS March 31, 2008
OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—148.2%
Virginia—112.1%
$25,000	Alexandria, VA IDA (Alexandria Hospital)[1]	5.500%	07/01/2014	$25,055
10,000	Alexandria, VA IDA Educational Facilities (Episcopal High School)[1]	5.250	01/01/2010	10,020
265,000	Alexandria, VA IDA Pollution Control (Potomac Electric Power Company)[1]	5.375	02/15/2024	264,004
810,000	Alexandria, VA IDA Pollution Control (Potomac Electric Power Company)[1]	5.375	02/15/2024	810,972
60,000	Alexandria, VA Redevel. & Hsg. Authority (CRS Alexandria Hsg. Corp.)[1]	6.125	10/01/2029	60,979
180,000	Alexandria, VA Redevel. & Hsg. Authority (Essex House)[1]	5.550	07/01/2028	179,332
50,000	Arlington County, VA IDA (Ogden Martin Systems of Union)[1]	5.375	01/01/2013	50,809
5,000	Broadway, VA IDA (Bridgewater College)[1]	5.375	04/01/2033	5,016
265,000	Buena Vista, VA Public Recreational Facilities Authority (Golf Course)	5.500	07/15/2035	226,980
25,000	Chesapeake, VA Airport Authority[1]	5.300	08/01/2019	25,210
30,000	Chesapeake, VA GO1	5.000	05/01/2014	30,657
10,000	Chesapeake, VA IDA (Chesapeake Court House)[1]	5.250	06/01/2017	10,219
500,000	Chesterfield County, VA EDA (VA Electric & Power Company)[1]	5.600	11/01/2031	466,325
25,000	Danville, VA IDA (Collegiate Hsg. Foundation)[1]	6.500	06/01/2014	25,865
70,000	Danville, VA IDA Educational Facilities (Averett University)[1]	6.000	03/15/2016	71,544
130,000	Dulles, VA Town Center CDA (Dulles Town Center)[1]	6.250	03/01/2026	127,321
20,000	Fairfax County, VA IDA (Inova Health Systems)[1]	5.000	08/15/2025	19,702
30,000	Fairfax County, VA Redevel. & Hsg. Authority (Grand View Apartments)[1]	5.450	08/01/2025	30,036
25,000	Fairfax County, VA Redevel. & Hsg. Authority (Herndon Harbor House)[1]	5.875	08/01/2027	25,035
135,000	Fairfax County, VA Redevel. & Hsg. Authority (Paul Spring Retirement Center)[1]	6.000	12/15/2028	139,236
1,220,000	Farms New Kent, VA Community Devel. Authority Special Assessment[1]	5.450	03/01/2036	879,266
1,250,000	Farms New Kent, VA Community Devel. Authority Special Assessment[1]	5.800	03/01/2036	944,075
60,000	Galax, VA IDA Hospital Facilities (Twin County Regional Healthcare)[1]	5.750	09/01/2020	60,197
10,000	Hampton Roads, VA Regional Jail Authority[1]	5.000	07/01/2028	9,974
OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Virginia Continued
$500,000	Hampton, VA Redevel. and Hsg. Authority (Olde Hampton)	6.500%	07/01/2016	$466,405
170,000	Henrico County, VA IDA (Browning-Ferris Industries)[1]	5.875	03/01/2017	159,139
50,000	Henrico County, VA IDA (Collegiate School)[1]	5.100	10/15/2029	49,228
25,000	Henrico County, VA IDA (Governmental)	5.500	06/01/2014	25,124
75,000	Henrico County, VA IDA (Governmental)[1]	5.600	06/01/2016	75,384
100,000	Henrico County, VA IDA (Governmental)[1]	5.600	06/01/2017	100,512
50,000	Hopewell, VA GO1	5.000	07/15/2009	50,103
600,000	Isle Wight County, VA IDA Environmental Improvement (International Paper Company)[1]	6.600	05/01/2024	605,814
125,000	James City County, VA IDA (Anheuser-Busch Companies)[1]	6.000	04/01/2032	125,190
10,000	Lancaster County, VA IDA (Rappahannock Westminster Canterbury)[1]	6.000	04/01/2032	9,087
500,000	Lewistown, VA Commerce Center Community Devel. Authority[1]	6.050	03/01/2027	438,210
35,000	Loudoun County, VA IDA (Dulles Airport Marriott Hotel)[1]	7.125	09/01/2015	35,133
65,000	Louisa, VA IDA Pollution Control (Virginia Electric & Power Company)[1]	5.250	12/01/2008	65,482
35,000	Louisa, VA IDA Pollution Control (Virginia Electric & Power Company)[1]	5.450	01/01/2024	35,045
535,000	Louisa, VA IDA Pollution Control (Virginia Electric & Power Company)[1]	5.450	01/01/2024	540,778
10,000	Lynchburg, VA IDA (Lynchburg College)[1]	5.250	09/01/2028	9,481
15,000	Lynchburg, VA IDA (The Summit)[1]	6.125	01/01/2021	14,809
10,000	Manassas, VA GO1	6.000	05/01/2014	10,227
50,000	Manassas, VA IDA (Prince William Hospital)[1]	5.125	04/01/2023	49,871
100,000	New Port, VA CDA[1]	5.600	09/01/2036	77,186
35,000	Norfolk, VA Airport Authority (Air Cargo)[1]	6.250	01/01/2030	34,056
300,000	Norfolk, VA EDA, Series A1	6.000	11/01/2036	262,290
10,000	Norfolk, VA GO1	5.750	06/01/2017	10,023
790,000	Norfolk, VA Redevel. & Hsg. Authority (First Mtg.-Retirement Community)[1]	6.125	01/01/2035	746,834
35,000	Norfolk, VA Water[1]	5.125	11/01/2028	35,196
55,000	Norfolk, VA Water[1]	5.250	11/01/2013	55,105
330,000	Norfolk, VA Water[1]	5.375	11/01/2023	330,376
105,000	Norfolk, VA Water[1]	5.900	11/01/2025	102,395
50,000	Northampton County, VA GO1	5.300	07/15/2018	51,122
50,000	Northern VA Transportation District (Virginia Railway Express)[1]	5.150	07/01/2012	51,087
OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF INVESTMENTS Continued
OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Virginia Continued
$20,000	Northern VA Transportation District (Virginia Railway Express)[1]	5.400%	07/01/2017	$20,441
290,000	Norton, VA IDA (Norton Community Hospital)[1]	6.000	12/01/2022	294,907
1,100,000	Peninsula, VA Town Center Community Devel. Authority Special Obligation	6.450	09/01/2037	953,733
75,000	Prince William County, VA IDA (Melrose Apartments)[1]	5.400	01/01/2029	75,176
85,000	Prince William County, VA IDA (Potomac Place Associates)[1]	6.250	12/20/2027	86,769
185,000	Prince William County, VA IDA (Prince William Hospital)[1]	5.250	04/01/2019	185,048
15,000	Prince William County, VA IDA (Prince William Hospital)[1]	5.625	04/01/2012	15,035
500,000	Reynolds Crossing, VA Community Devel. Authority (Reynolds Crossing)[1]	5.100	03/01/2021	438,185
45,000	Richmond, VA IDA (Virginia Commonwealth University Real Estate Foundation)[1]	5.550	01/01/2031	45,474
5,000	Richmond, VA Metropolitan Authority (Expressway)[1]	5.400	01/15/2013	5,069
20,000	Richmond, VA Redevel. & Hsg. Authority (Old Manchester)[1]	5.000	03/01/2015	20,215
25,000	Roanoke, VA IDA (Virginia Lutheran Homes)[1]	6.000	12/01/2032	23,515
80,000	Southampton County, VA IDA Medical Facilities Mtg.[1]	5.625	01/15/2022	81,521
1,145,000	Stafford County & Staunton, VA IDA (Virginia Municipal League/Mt. Rogers)[1]	6.500	08/01/2028	1,132,783
1,000,000	Stafford County & Staunton, VA IDA (Virginia Municipal League/Mt. Rogers)	6.500	08/01/2038	984,910
40,000	Stafford County, VA COP[1]	5.000	11/01/2009	40,076
100,000	Stafford County, VA EDA Hospital Facilities (MediCorp Health System)[1]	5.250	06/15/2037	96,308
5,000	Suffolk County, VA IDA (Hotel & Conference Center)[1]	5.125	10/01/2035	5,535
725,000	Suffolk, VA IDA (Lake Prince Center)[1]	5.150	09/01/2024	664,289
400,000	Suffolk, VA IDA (Lake Prince Center)[1]	5.300	09/01/2031	358,212
430,000	Suffolk, VA Redevel. & Hsg. Authority (Hope Village Apartments)	5.600	02/01/2033	437,362
200,000	VA Celebrate South CDA Special Assessment[1]	6.250	03/01/2037	170,100
250,000	VA Gateway Community Devel. Authority[1]	6.375	03/01/2030	244,363
100,000	VA H2O Community Devel. Authority[1]	5.200	09/01/2037	72,159
50,000	VA Hsg. Devel. Authority (Multifamily Hsg.)[1]	5.600	11/01/2017	50,741
25,000	VA Hsg. Devel. Authority (Multifamily Hsg.)[1]	6.000	11/01/2011	25,286
50,000	VA Hsg. Devel. Authority (Multifamily Hsg.)[1]	6.200	05/01/2012	50,567
20,000	VA Hsg. Devel. Authority (Multifamily)[1]	5.000	11/01/2014	20,286
80,000	VA Hsg. Devel. Authority (Multifamily)[1]	5.000	11/01/2019	79,788
OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

Virginia Continued
$90,000	VA Hsg. Devel. Authority (Multifamily)[1]	5.450%		05/01/2012	$91,900
10,000	VA Hsg. Devel. Authority (Multifamily)[1]	5.500		05/01/2013	10,205
50,000	VA Hsg. Devel. Authority (Multifamily)[1]	5.500		11/01/2013	51,071
15,000	VA Hsg. Devel. Authority (Multifamily)[1]	5.750		11/01/2009	15,032
15,000	VA Hsg. Devel. Authority (Multifamily)[1]	5.800		11/01/2009	15,176
100,000	VA Hsg. Devel. Authority (Multifamily)[1]	5.800		05/01/2012	100,162
10,000	VA Hsg. Devel. Authority (Multifamily)[1]	5.950		05/01/2009	10,019
30,000	VA Hsg. Devel. Authority (Multifamily)[1]	6.050		05/01/2010	30,349
10,000	VA Hsg. Devel. Authority (Multifamily)[1]	6.050		05/01/2010	10,019
225,000	VA Hsg. Devel. Authority (Multifamily)[1]	6.050		11/01/2017	226,924
55,000	VA Hsg. Devel. Authority (Multifamily)[1]	6.150		05/01/2011	55,691
25,000	VA Hsg. Devel. Authority (Multifamily)[1]	6.200		05/01/2013	25,253
50,000	VA Hsg. Devel. Authority (Rental Hsg.)[1]	5.250		01/01/2019	50,606
220,000	VA Hsg. Devel. Authority (Rental Hsg.)[1]	5.250		09/01/2022	220,242
25,000	VA Hsg. Devel. Authority (Rental Hsg.)[1]	5.350		02/01/2011	25,750
325,000	VA Hsg. Devel. Authority (Rental Hsg.)	5.450		11/01/2027	318,585
2,500,000	VA Hsg. Devel. Authority (Rental Hsg.)	5.550		01/01/2027	2,491,100
150,000	VA Hsg. Devel. Authority (Rental Hsg.)[1]	5.625		10/01/2020	151,844
1,355,000	VA Hsg. Devel. Authority (Rental Hsg.)	5.625		11/01/2038	1,309,879
45,000	VA Hsg. Devel. Authority (Rental Hsg.)[1]	5.650		02/01/2014	45,888
75,000	VA Hsg. Devel. Authority (Rental Hsg.)[1]	5.750		02/01/2017	76,373
65,000	VA Hsg. Devel. Authority (Rental Hsg.)[1]	6.000		08/01/2017	66,709
45,000	VA Hsg. Devel. Authority, Series B1	5.500		03/01/2021	45,377
40,000	VA Hsg. Devel. Authority, Series B1	5.600		05/01/2008	40,057
35,000	VA Hsg. Devel. Authority, Series B1	5.950		05/01/2016	35,811
105,000	VA Hsg. Devel. Authority, Series D1	5.125		06/01/2019	105,693
75,000	VA Hsg. Devel. Authority, Series D1	6.000		04/01/2024	76,148
50,000	VA Hsg. Devel. Authority, Series E1	5.700		05/01/2011	50,092
50,000	VA Hsg. Devel. Authority, Series H1	5.350		07/01/2031	50,055
40,000	VA Hsg. Devel. Authority, Series H1	5.625		11/01/2022	40,410
140,000	VA Hsg. Devel. Authority, Series J1	6.250		05/01/2015	141,116
105,000	VA Hsg. Devel. Authority, Series L1	5.950		11/01/2009	105,192
235,000	VA Multifamily Hsg. (The Broad Point/American International Group)	5.950	[2]	11/01/2033	236,690
30,000	VA New River Valley Regional Jail Authority[1]	5.125		10/01/2019	30,550
400,000	VA Peninsula Ports Authority (The Brinks Company)[1]	6.000		04/01/2033	386,212
85,000	VA Peninsula Ports Authority Health Care Facilities (Bon Secours Health Systems)[1]	5.250		08/15/2023	86,356
1,000,000	VA Port Authority[3]	5.000		07/01/2036	911,340
OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF INVESTMENTS Continued
OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

Virginia Continued
$20,000	VA Port Authority[1]	5.000%		07/01/2027	$19,303
750,000	VA Port Authority P-Floats[4]	5.500	[2]	07/01/2036	750,000
20,000	VA Resources Authority Airports, Series B1	5.125		08/01/2027	19,602
45,000	VA Resources Authority Water & Sewer (South Hill)[1]	5.200		11/01/2017	45,992
250,000	VA Small Business Financing Authority (Wellmont Health System)	5.250		09/01/2037	223,910
22,000,000	VA Tobacco Settlement Authority	5.770	[5]	06/01/2047	1,253,780
13,000,000	VA Tobacco Settlement Authority	6.700	[5]	06/01/2047	808,080
150,000	VA Tobacco Settlement Authority (TASC)[1]	5.500		06/01/2026	164,763
25,000	Virginia Beach, VA Devel. Authority (Beth Sholom)[1]	5.200		04/01/2034	24,859
45,000	Virginia Beach, VA Devel. Authority (Our Lady of Perpetual Help Health Center)[1]	6.150		07/01/2027	44,500
100,000	Virginia Beach, VA Industrial Devel. Revenue (Holiday Inn)[1]	7.250		12/01/2012	100,061
500,000	Watkins Centre, VA Community Devel. Auth.[1]	5.400		03/01/2020	453,485
290,000	West Point, VA IDA Solid Waste (Chesapeake Corp.)[1]	6.250		03/01/2019	226,829
410,000	West Point, VA IDA Solid Waste (Chesapeake Corp.)[1]	6.375		03/01/2019	320,686
200,000	White Oaks, VA Village Shops Community Devel. Authority Special Assessment[1]	5.300		03/01/2017	193,036
250,000	Winchester, VA IDA (Shenandoah University)[1]	5.250		10/01/2028	251,160
35,000	York County, VA IDA (Virginia Electric & Power Company)[1]	5.500		07/01/2009	35,255

					28,471,551
U.S. Possessions—36.1%
35,000	Guam Hsg. Corp. (Single Family Mtg.)[1]	5.750		09/01/2031	35,214
200,000	Northern Mariana Islands Commonwealth, Series A1	5.000		06/01/2030	167,164
25,800,000	Puerto Rico Children’s Trust Fund (TASC)	6.417	[5]	05/15/2050	1,290,000
125,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	119,280
300,000	Puerto Rico Children’s Trust Fund (TASC)	5.625		05/15/2043	290,397
40,000	Puerto Rico Commonwealth GO1	5.250		07/01/2030	38,573
2,000,000	Puerto Rico Electric Power Authority, Series UU4,6	3.868	[2]	07/01/2031	1,400,000
245,000	Puerto Rico HFC, Series B1	5.300		12/01/2028	241,053
5,000	Puerto Rico IMEPCF (American Home Products)[1]	5.100		12/01/2018	5,242
15,000	Puerto Rico Infrastructure	5.000		07/01/2041	13,564
115,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	5.600		10/01/2014	114,784
325,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.250		10/01/2024	315,731
905,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500		10/01/2037	867,859
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		02/01/2019	99,102
5,000,000	Puerto Rico Sales Tax Financing Corp., Series A3	3.100	[2]	08/01/2057	3,550,000
250,000	Puerto Rico Sales Tax Financing Corp., Series A	5.250		08/01/2057	233,017
OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

U.S. Possessions Continued
$300,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	4.700%	07/01/2022	$255,540
120,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	6.125	07/01/2022	119,592

				9,156,112

Total Investments, at Value (Cost $42,978,381)—148.2%				37,627,663

Liabilities in Excess of Other Assets—(48.2)				(12,245,648)

Net Assets—100.0%				$25,382,015

Footnotes to Statement of Investments

1.	All or a portion of the security has been segregated for collateral to cover borrowings. See Note 6 of accompanying Notes.

2.	Represents the current interest rate for a variable or increasing rate security.

3.	Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently segregated and transferred to a trust. See Note 1 of accompanying Notes.

4.	Illiquid security. The aggregate value of illiquid securities as of March 31, 2008 was $2,150,000, which represents 8.47% of the Fund’s net assets. See Note 5 of accompanying Notes.

5.	Zero coupon bond reflects effective yield on the date of purchase.

6.	When-issued security or delayed delivery to be delivered and settled after March 31, 2008. See Note 1 of accompanying Notes.
To simplify the listings of securities, abbreviations are used per the table below:

CDA	Communities Devel. Authority	ITEMECF	Industrial, Tourist, Educational, Medical
COP	Certificates of Participation		and Environmental Community
EDA	Economic Devel. Authority		Facilities
GO	General Obligation	P-Floats	Puttable Floats
HFC	Housing Finance Corp.	ROLs	Residual Option Longs
IDA	Industrial Devel. Agency	TASC	Tobacco Settlement Asset-Backed
IMEPCF	Industrial, Medical and Environmental		Bonds
	Pollution Control Facilities	V.I.	United States Virgin Islands
See accompanying Notes to Financial Statements.
 OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

	Oppenheimer	Oppenheimer
	Rochester	Rochester
	North Carolina	Virginia
	Municipal	Municipal
March 31, 2008	Fund	Fund

Assets

Investments, at cost	$72,884,919	$42,978,381

Investments, at value	$66,296,977	$37,627,663
Cash	145,493	174,789
Receivables and other assets:
Investments sold*	5,247,072	959,968
Interest	986,292	482,905
Shares of beneficial interest sold	422,948	82,924
Due from Manager	—	239
Other	1,485	1,128

Total assets	73,100,267	39,329,616

Liabilities

Payables and other liabilities:
Payable on borrowings (See Note 6)	7,700,000	7,500,000
Payable for short-term floating rate notes issued (See Note 1)	4,985,000	3,250,000
Investments purchased**	6,506,686	3,078,342
Dividends	48,801	25,896
Shares of beneficial interest redeemed	13,196	28,612
Interest expense on borrowings	17,995	20,047
Distribution and service plan fees	24,020	10,838
Shareholder communications	2,790	4,455
Trustees’ compensation	1,514	972
Transfer and shareholder servicing agent fees	1,122	711
Other	29,392	27,728

Total liabilities	19,330,516	13,947,601

Net Assets	$53,769,751	$25,382,015

Composition of Net Assets

Par value of shares of beneficial interest	$4,359	$2,489
Additional paid-in capital	61,924,441	30,997,486
Accumulated net investment income	206,467	431,754
Accumulated net realized loss on investments	(1,777,574)	(698,996)
Net unrealized depreciation on investments	(6,587,942)	(5,350,718)

Net Assets	$53,769,751	$25,382,015

*Investments sold on a when-issued or delayed delivery basis	$2,849,505	$—
**Investments purchased on a when-issued or delayed delivery basis	$6,091,175	$1,572,522
OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

	Oppenheimer	Oppenheimer
	Rochester	Rochester
	North Carolina	Virginia
	Municipal	Municipal
	Fund	Fund

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets and shares of beneficial interest outstanding)
Net assets	$43,726,132	$19,946,189
Shares of beneficial interest outstanding	3,544,540	1,954,887
Per share	$12.34	$10.20
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$12.96	$10.71

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets and shares of beneficial interest outstanding)
Net assets	$733,274	$445,635
Shares of benefical interest outstanding	59,451	43,727
Per share	$12.33	$10.19

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets and shares of beneficial interest outstanding)
Net assets	$9,310,345	$4,990,191
Shares of benefical interest outstanding	754,932	490,084
Per share	$12.33	$10.18
See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENTS OF OPERATIONS

	Oppenheimer	Oppenheimer
	Rochester	Rochester
	North Carolina	Virginia
	Municipal	Municipal
For the Year Ended March 31, 2008	Fund	Fund

Investment Income

Interest	$2,670,598	$1,748,704

Expenses

Management fees	229,261	116,750
Distribution and service plan fees:
Class A	55,768	26,609
Class B	3,526	3,729
Class C	74,255	31,271
Transfer and shareholder servicing agent fees:
Class A	4,308	4,693
Class B	415	344
Class C	4,891	1,965
Shareholder communications:
Class A	5,574	10,547
Class B	653	1,033
Class C	3,841	1,550
Interest expense on borrowings	304,445	334,710
Interest expense and fees on short-term floating rate notes issued (See Note 1)	200,417	188,560
Legal, auditing and other professional fees	41,555	40,820
Custodian fees and expenses	4,380	3,252
Trustees’ compensation	1,554	716
Other	30,516	29,974

Total expenses	965,359	796,523
Less reduction to custodian expenses	(725)	(1,672)
Less waivers and reimbursements of expenses	(372,232)	(410,161)

Net expenses	592,402	384,690

Net Investment Income	2,078,196	1,364,014

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(1,776,273)	(697,542)
Increase from payment by affiliate	—	194

Net realized loss	(1,776,273)	(697,348)
Net change in unrealized depreciation on investments	(6,635,309)	(5,540,676)

Net Decrease in Net Assets Resulting from Operations	$(6,333,386)	$(4,874,010)

See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENTS OF CHANGES IN NET ASSETS
Oppenheimer Rochester North Carolina Municipal Fund

	Year	Period
	Ended	Ended
	March 31,	March 31,
	2008	2007[1]

Operations

Net investment income	$2,078,196	$214,190
Net realized loss	(1,776,273)	(1,301)
Net change in unrealized appreciation (depreciation)	(6,635,309)	47,367

Net increase (decrease) in net assets resulting from operations	(6,333,386)	260,256

Dividends and/or Distributions to Shareholders

Dividends from net investment income:
Class A	(1,592,505)	(149,994)
Class B	(14,274)	(709)
Class C	(288,736)	(42,285)

	(1,895,515)	(192,988)

Beneficial Interest Transactions

Net increase in net assets resulting from beneficial interest transactions:
Class A	39,627,728	10,717,031
Class B	745,953	61,014
Class C	5,456,372	5,221,286

	45,830,053	15,999,331

Net Assets

Total increase	37,601,152	16,066,599
Beginning of period	16,168,599	102,000 [2]

End of period (including accumulated net investment income of $206,467 and $23,786, respectively)	$53,769,751	$16,168,599

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	Reflects the value of the Manager’s initial seed money on May 31, 2006.
See accompanying Notes to Financial Statements.
 OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENTS OF CHANGES IN NET ASSETS Continued
Oppenheimer Rochester Virginia Municipal Fund

	Year	Period
	Ended	Ended
	March 31,	March 31,
	2008	2007[1]

Operations

Net investment income	$1,364,014	$334,588
Net realized loss	(697,348)	(1,454)
Net change in unrealized appreciation (depreciation)	(5,540,676)	189,958

Net increase (decrease) in net assets resulting from operations	(4,874,010)	523,092

Dividends and/or Distributions to Shareholders

Dividends from net investment income:
Class A	(883,093)	(222,574)
Class B	(15,868)	(957)
Class C	(135,428)	(9,222)

	(1,034,389)	(232,753)

Beneficial Interest Transactions

Net increase in net assets resulting from beneficial interest transactions:
Class A	13,750,396	10,634,898
Class B	407,271	148,549
Class C	4,696,964	1,259,997

	18,854,631	12,043,444

Net Assets

Total increase	12,946,232	12,333,783
Beginning of period	12,435,783	102,000 [2]

End of period (including accumulated net investment income of $431,754 and $102,129, respectively)	$25,382,015	$12,435,783

1.	For the period from July 18, 2006 (commencement of operations) to March 31, 2007.

2.	Reflects the value of the Manager’s initial seed money on May 10, 2006.
See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF CASH FLOWS
Oppenheimer Rochester North Carolina Municipal Fund

Year
Ended
March 31,
2008

Cash Flows from Operating Activities

Net decrease in net assets from operations	$(6,333,386)

Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(58,353,179)
Proceeds from disposition of investment securities	19,231,433
Short-term investment securities, net	(13,235,758)
Premium amortization	167,555
Discount accretion	(133,564)
Net realized loss on investments	1,776,273
Net change in unrealized depreciation on investments	6,635,309
Increase in interest receivable	(710,532)
Increase in receivable for securities sold	(5,247,072)
Increase in other assets	(342)
Increase in payable for securities purchased	5,930,652
Increase in payable for accrued expenses	26,948

Net cash used in operating activities	(50,245,663)

Cash Flows from Financing Activities

Proceeds from bank borrowings	60,600,000
Payments on bank borrowings	(56,400,000)
Proceeds from short-term floating rate notes issued	2,185,000
Proceeds from shares sold	54,301,531
Payment on shares redeemed	(9,291,127)
Cash distributions paid	(1,328,251)

Net cash provided by financing activities	50,067,153

Net decrease in cash	(178,510)
Cash, beginning balance	324,003

Cash, ending balance	$145,493

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $526,152.
Cash paid for interest on bank borrowings—$297,156.
Cash paid for interest on short-term floating rate notes issued—$200,417.
 OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF CASH FLOWS
Oppenheimer Rochester Virginia Municipal Fund

Year
Ended
March 31,
2008

Cash Flows from Operating Activities

Net decrease in net assets from operations	$(4,874,010)
Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(29,554,422)
Proceeds from disposition of investment securities	10,643,180
Short-term investment securities, net	(7,195,043)
Premium amortization	131,597
Discount accretion	(260,816)
Net realized loss on investments	697,348
Net change in unrealized depreciation on investments	5,540,676
Increase in interest receivable	(263,949)
Increase in receivable for securities sold	(291,868)
Increase in other assets	(259)
Increase in payable for securities purchased	2,985,362
Increase in payable for accrued expenses	17,006

Net cash used in operating activities	(22,425,198)

Cash Flows from Financing Activities

Proceeds from bank borrowings	33,800,000
Payments on bank borrowings	(30,200,000)
Proceeds from short-term floating rate notes issued	750,000
Proceeds from shares sold	24,339,334
Payment on shares redeemed	(5,707,628)
Cash distributions paid	(695,850)

Net cash provided by financing activities	22,285,856

Net decrease in cash	(139,342)
Cash, beginning balance	314,131

Cash, ending balance	$174,789

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $318,900.
Cash paid for interest on bank borrowings—$329,381.
Cash paid for interest on short-term floating rate notes issued—$188,560.
OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FINANCIAL HIGHLIGHTS
Oppenheimer Rochester North Carolina Municipal Fund

Class A Year Ended March 31,	2008	2007[1]

Per Share Operating Data

Net asset value, beginning of period	$14.64	$14.40
Income (loss) from investment operations:
Net investment income[2]	.70	.31
Net realized and unrealized gain (loss)	(2.36)	.19

Total from investment operations	(1.66)	.50
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.64)	(.26)

Net asset value, end of period	$12.34	$14.64

Total Return, at Net Asset Value[3]	(11.70)%	3.48%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$43,726	$10,883
Average net assets (in thousands)	$33,933	$7,927
Ratios to average net assets:[4]
Net investment income	5.12%	4.48%
Expenses excluding interest and fees on short-term floating rate notes issued	1.64%	2.09%
Interest and fees on short-term floating rate notes issued[5]	0.48%	0.15%

Total expenses	2.12%	2.24%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.28%	0.95%
Portfolio turnover rate	58%	0%

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

6.	Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund’s limited operating history.

7.	Expenses after payments waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rates: 0.80%, 1.55% and 1.55% for Class A shares, Class B shares and Class C shares, respectively.
See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FINANCIAL HIGHLIGHTS Continued
Oppenheimer Rochester North Carolina Municipal Fund

Class B Year Ended March 31,	2008	2007[1]

Per Share Operating Data

Net asset value, beginning of period	$14.64	$14.40

Income (loss) from investment operations:
Net investment income[2]	.59	.25
Net realized and unrealized gain (loss)	(2.37)	.20

Total from investment operations	(1.78)	.45
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.53)	(.21)

Net asset value, end of period	$12.33	$14.64

Total Return, at Net Asset Value[3]	(12.43)%	3.14%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$733	$62

Average net assets (in thousands)	$354	$47

Ratios to average net assets:[4]
Net investment income	4.40%	3.59%
Expenses excluding interest and fees on short-term floating rate notes issued	2.69%	10.13%
Interest and fees on short-term floating rate notes issued[5]	0.48%	0.15%

Total expenses	3.17%	10.28%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	2.03%	1.70%

Portfolio turnover rate	58%	0%

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

6.	Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund’s limited operating history.

7.	Expenses after payments waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rates: 0.80%, 1.55% and 1.55% for Class A shares, Class B shares and Class C shares, respectively.
See accompanying Notes to Financial Statements.
 OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

Oppenheimer Rochester North Carolina Municipal Fund

Class C Year Ended March 31,	2008	2007[1]

Per Share Operating Data

Net asset value, beginning of period	$14.63	$14.40

Income (loss) from investment operations:
Net investment income[2]	.60	.25
Net realized and unrealized gain (loss)	(2.37)	.19

Total from investment operations	(1.77)	.44

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.53)	(.21)

Net asset value, end of period	$12.33	$14.63

Total Return, at Net Asset Value[3]	(12.37)%	3.02%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$9,311	$5,224

Average net assets (in thousands)	$7,422	$2,670

Ratios to average net assets:[4]
Net investment income	4.39%	3.56%
Expenses excluding interest and fees on short-term floating rate notes issued	2.69%	2.95%
Interest and fees on short-term floating rate notes issued[5]	0.48%	0.15%

Total expenses	3.17%	3.10%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	2.03%	1.70%

Portfolio turnover rate	58%	0%

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

6.	Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund’s limited operating history.

7.	Expenses after payments waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rates: 0.80%, 1.55% and 1.55% for Class A shares, Class B shares and Class C shares, respectively.
See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FINANCIAL HIGHLIGHTS Continued
Oppenheimer Rochester Virginia Municipal Fund

Class A Year Ended March 31,	2008	2007[1]

Per Share Operating Data

Net asset value, beginning of period	$13.21	$12.60

Income (loss) from investment operations:
Net investment income[2]	.78	.54
Net realized and unrealized gain (loss)	(3.20)	.44

Total from investment operations	(2.42)	.98

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.59)	(.37)

Net asset value, end of period	$10.20	$13.21

Total Return, at Net Asset Value[3]	(18.85)%	7.81%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$19,946	$11,023

Average net assets (in thousands)	$17,701	$7,721

Ratios to average net assets:[4]
Net investment income	6.54%	5.89%
Expenses excluding interest and fees on short-term floating rate notes issued	2.73%	3.11%
Interest and fees on short-term floating rate notes issued[5]	0.89%	0.32%

Total expenses	3.62%	3.43%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.69%	1.12%

Portfolio turnover rate	50%	2%

1.	For the period from July 18, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

6.	Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund’s limited operating history.

7.	Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rates: 0.80%, 1.55% and 1.55% for Class A shares, Class B shares and Class C shares, respectively.
See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

Oppenheimer Rochester Virginia Municipal Fund

Class B Year Ended March 31,	2008	2007[1]

Per Share Operating Data

Net asset value, beginning of period	$13.20	$12.60

Income (loss) from investment operations:
Net investment income[2]	.68	.43
Net realized and unrealized gain (loss)	(3.19)	.47

Total from investment operations	(2.51)	.90

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.50)	(.30)

Net asset value, end of period	$10.19	$13.20

Total Return, at Net Asset Value[3]	(19.48)%	7.13%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$446	$150

Average net assets (in thousands)	$373	$40

Ratios to average net assets:[4]
Net investment income	5.81%	4.66%
Expenses excluding interest and fees on short-term floating rate notes issued	3.84%	8.07%
Interest and fees on short-term floating rate notes issued[5]	0.89%	0.32%

Total expenses	4.73%	8.39%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	2.44%	1.87%

Portfolio turnover rate	50%	2%

1.	For the period from July 18, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction withinverse floating rate security transactions. See Note 1 of accompanying Notes.

6.	Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund’s limited operating history.

7.	Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rates: 0.80%, 1.55% and 1.55% for Class A shares, Class B shares and Class C shares, respectively.
See accompanying Notes to Financial Statements.
 OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FINANCIAL HIGHLIGHTS Continued
Oppenheimer Rochester Virginia Municipal Fund

Class C Year Ended March 31,	2008	2007[1]

Per Share Operating Data

Net asset value, beginning of period	$13.19	$12.60
Income (loss) from investment operations:
Net investment income[2]	.68	.43
Net realized and unrealized gain (loss)	(3.19)	.44

Total from investment operations	(2.51)	.87
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.50)	(.28)

Net asset value, end of period	$10.18	$13.19

Total Return, at Net Asset Value[3]	(19.50)%	6.95%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$4,990	$1,263
Average net assets (in thousands)	$3,147	$400
Ratios to average net assets:[4]
Net investment income	5.84%	4.69%
Expenses excluding interest and fees on short-term floating rate notes issued	3.51%	4.38%
Interest and fees on short-term floating rate notes issued[5]	0.89%	0.32%

Total expenses	4.40%	4.70%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	2.44%	1.87%
Portfolio turnover rate	50%	2%

1.	For the period from July 18, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

6.	Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund’s limited operating history.

7.	Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rates: 0.80%, 1.55% and 1.55% for Class A shares, Class B shares and Class C shares, respectively.
See accompanying Notes to Financial Statements.
 OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Rochester North Carolina Municipal Fund (“North Carolina Fund”) and Oppenheimer Rochester Virginia Municipal Fund (“Virginia Fund’), collectively (the “Funds”) are each non-diversified, open-end management investment companies registered under the Investment Company Act of 1940, as amended. The investment objective of each of the Funds is to seek a high level of current interest income exempt from federal and its state income taxes for individual investors as is consistent with preservation of capital. The Funds’ investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Funds offer Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges with respect to the Funds in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Funds.
Securities Valuation. The Funds calculate the net asset value of their shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security traded on that exchange prior to the time when the Funds’ assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the closing price reported by NASDAQ prior to the time when the Funds’ assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing “bid” and “asked” prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Funds’ assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities will be valued at the mean between the “bid” and “asked” prices. Securities for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Funds’ assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently
 OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
applied procedures under the supervision of the Board of Trustees. Shares of a registered investment company that are not traded on an exchange are valued at the acquired investment company’s net asset value per share. “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
Securities on a When-Issued or Delayed Delivery Basis. The Funds may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Funds on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Funds’ net asset value to the extent the Funds execute such transactions while remaining substantially fully invested. When the Funds engage in when-issued or delayed delivery transactions, they rely on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Funds to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Funds maintain internally designated assets with a market value equal to or greater than the amount of their purchase commitments. The Funds may also sell securities that they purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of March 31, 2008, the Funds had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis:

	When-Issued or Delayed Delivery
	Basis Transactions

North Carolina Fund	Purchased securities	$6,091,175
North Carolina Fund	Sold securities	2,849,505
Virginia Fund	Purchased securities	1,572,522
Inverse Floating Rate Securities. The Funds invest in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Funds may invest up to 20% of their total assets (which includes the effects of leverage) in inverse floaters. As of March 31, 2008, inverse floaters, including the effects of leverage, were held by the following Funds.

	Inverse Floaters Includes
	the Effects of Leverage	% of Total Assets

North Carolina Fund	$3,498,031	4.79%
Virginia Fund	2,458,505	6.25
 OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

Certain inverse floating rate securities are created when the Funds purchase and subsequently transfer a municipal bond security (the “municipal bond”) to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the “sponsor”) creates a trust (the “Trust”) and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an “inverse floating rate security”) to the Funds. The terms of these inverse floating rate securities grant the Funds the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Funds’ repurchase of the underlying municipal bond. Following such a request, the Funds pay the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchange the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Funds include the municipal bond position on their Statement of Investments (but do not separately include the inverse floating rate securities received). The Funds also include the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on their Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust’s liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Funds’ Statement of Operations. At March 31, 2008, the value of municipal bond holdings are shown on the Funds’ Statement of Investments and are held by such Trusts and serve as collateral for short-term floating rate notes issued and outstanding at that date are as follows:

	Value of Municipal	Short-term Floating
	Bond Holdings	Rate Notes Issued

North Carolina Fund	$5,040,002	$4,985,000
Virginia Fund	4,461,340	3,250,000
At March 31, 2008, the following Funds’ residual exposure to these types of inverse floating rate securities was as follows:

Principal	Inverse	Coupon	Maturity
Amount	Floater[1]	Rate[2]	Date	Value

North Carolina Fund
$1,145,000	Puerto Rico Electric Power Authority ROLs[3]	0.00%[4]	7/1/31	$(54,994)
1,070,000	Puerto Rico Highway & Transportation Authority ROLs[3]	4.87	7/1/45	109,996

				$55,002

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table on page 45 of the Statement of Investments.

2.	Represents the current interest rate for a variable rate bond known as an “inverse floater.”

3.	Security is subject to a shortfall and forbearance agreement.

4.	The underlying bond was purchased on a when-issued or delayed delivery basis. Therefore, the interest rate will be determined upon settlement.
 OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

Principal	Inverse	Coupon	Maturity
Amount	Floater[1]	Rate[2]	Date	Value

Virginia Fund
$2,500,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	12.61%	8/1/57	$1,050,000
250,000	VA Port Authority ROLs	2.86	7/1/36	161,340

				$1,211,340

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table on page 51 of the Statement of Investments.

2.	Represents the current interest rate for a variable rate bond known as an “inverse floater.”

3.	Security is subject to a shortfall and forbearance agreement.
The Funds enter into shortfall and forbearance agreements with the sponsors of certain inverse floaters held by the Funds. These agreements commit the Funds to reimburse the sponsor of the inverse floater, in certain circumstances, for the amount of the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the short-term floating rate notes issued by the Trust in conjunction with the inverse floating rate security. Under the standard terms of an inverse floating rate security, absent such a shortfall and forbearance agreement, the Funds would not be required to make such a reimbursement. The Manager monitors the Funds’ potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Funds’ investment in such inverse floating rate securities, if it deems it appropriate to do so. As of March 31, 2008, in addition to the exposure detailed in the preceding table, the Funds’ maximum exposure under such agreements are estimated as follows:

Approximate Maximum Exposure

North Carolina Fund	$ 4,985,000
Virginia Fund	2,500,000
Concentration Risk. There are certain risks arising from geographic concentration in any state. Certain economic, regulatory or political developments occurring in the state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Funds intend to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Funds file income tax returns in U.S. federal and
OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

applicable state jurisdictions. The statute of limitations on the Funds’ tax return filings generally remains open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Funds must satisfy under the income tax regulations, losses the Funds may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

				Net Unrealized
				Depreciation
				Based on
				Cost of Securities
				and Other
	Undistributed Net			Investments for
	Investment	Undistributed	Accumulated Loss	Federal Income
	Income	Long-Term Gain	Carryforward[1,2,3,4]	Tax Purposes

North Carolina Fund	$236,880	$—	$1,017,413	$7,348,103
Virginia Fund	460,191	—	698,146	5,351,568

1.	As of March 31, 2008, the Funds had net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions as shown in the following table:

Net Capital Loss Carryforwards

North Carolina Fund	$ 186,537
Virginia Fund	241,618
As of March 31, 2008, details of the capital loss carryforwards were as follows:

North Carolina Fund		Virginia Fund
Expiring		Expiring

2015	$—	2015	$19
2016	186,537	2016	241,599

Total	$186,537		$241,618

2.	As of March 31, 2008, the Funds had post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2017. As of March 31, 2008, the post-October losses were as follows:

Post-October Losses

North Carolina Fund	$ 830,876
Virginia Fund	456,528

3.	During the fiscal year ended March 31, 2008, the Funds did not utilize any capital loss carryforward.

4.	During the fiscal year ended March 31, 2007, the Funds did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Funds.
Accordingly, the following amounts have been reclassified for March 31, 2008. Net assets of Virginia Fund were unaffected by the reclassifications.

	Increase to	Increase to Accumulated
	Paid-in Capital	Realized Loss on Investment

Virginia Fund	$194	$ 194
OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
The tax character of distributions paid during the year ended March 31, 2008 and for the period ended March 31, 2007 was as follows:

	Year Ended	Period Ended
North Carolina Fund	March 31, 2008	March 31, 2007

Distributions paid from:
Exempt-interest dividends	$1,892,984	$192,702
Ordinary Income	2,531	286

Total	$1,895,515	$192,988

	Year Ended	Period Ended
Virginia Fund	March 31, 2008	March 31, 2007

Distributions paid from:
Exempt-interest dividends	$1,033,237	$232,580
Ordinary Income	1,152	173

Total	$1,034,389	$232,753

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2008 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

	Federal	Gross	Gross
	Tax Cost	Unrealized	Unrealized	Net Unrealized
	of Securities	Appreciation	Depreciation	Depreciation

North Carolina Fund	$68,645,662	$206,049	$7,554,152	$7,348,103
Virginia Fund	39,731,754	30,535	5,382,103	5,351,568
Trustees’ Compensation. The Funds have adopted an unfunded retirement plan (the “Plan”) for the Funds’ independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended March 31, 2008, the Funds’ projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

	Projected Benefit	Payments Made	Accumulated
	Obligations Increased	to Retired Trustees	Liability

North Carolina Fund	$ 1,031	$ 167	$ 1,153
Virginia Fund	422	128	710
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation
OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

they are entitled to receive from the Funds. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Funds or in other Oppenheimer funds selected by the Trustee. The Funds purchase shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Funds’ asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Funds, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Funds on any cash overdrafts of their custodian accounts during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Funds pay interest to their custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Funds, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Funds during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Funds’ organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and
OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Funds have authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest for the Funds were as follows:

	Year Ended March 31, 2008		Period Ended March 31, 2007[1,2]
North Carolina Fund	Shares	Amount	Shares	Amount

Class A
Sold	3,222,345	$45,313,153	737,964	$10,740,097
Dividends and/or distributions reinvested	27,276	369,410	3,903	57,119
Redeemed	(448,419)	(6,054,835)	(5,473)	(80,185)

Net increase	2,801,202	$39,627,728	736,394	$10,717,031

Class B
Sold	58,582	$790,188	6,300	$92,241
Dividends and/or distributions reinvested	573	7,669	8	114
Redeemed	(3,940)	(51,904)	(2,141)	(31,341)

Net increase	55,215	$745,953	4,167	$61,014

Class C
Sold	617,958	$8,454,877	358,919	$5,249,530
Dividends and/or distributions reinvested	10,867	149,073	1,766	25,829
Redeemed	(230,944)	(3,147,578)	(3,703)	(54,073)

Net increase	397,881	$5,456,372	356,982	$5,221,286

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	The Fund sold 6,944.444 shares of Class A at a value of $100,000 and 69.444 shares each of Class B and Class C at a value of $1,000, respectively, to the Manager upon seeding of the Fund on May 31, 2006.

	Year Ended March 31, 2008		Period Ended March 31, 2007[1,2]
Virginia Fund	Shares	Amount	Shares	Amount

Class A
Sold	1,487,049	$17,942,983	860,844	$11,089,523
Dividends and/or distributions reinvested	19,890	230,146	2,261	29,847
Redeemed	(386,435)	(4,422,733)	(36,659)	(484,472)

Net increase	1,120,504	$13,750,396	826,446	$10,634,898

Class B
Sold	34,034	$425,891	11,184	$147,680
Dividends and/or distributions reinvested	691	8,063	66	869
Redeemed	(2,327)	(26,683)	—	—

Net increase	32,398	$407,271	11,250	$148,549

 OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

	Year Ended March 31, 2008		Period Ended March 31, 2007[1,2]
Virginia Fund	Shares	Amount	Shares	Amount

Class C
Sold	495,880	$5,903,097	99,596	$1,311,273
Dividends and/or distributions reinvested	6,989	80,691	375	4,940
Redeemed	(108,561)	(1,286,824)	(4,274)	(56,216)

Net increase	394,308	$4,696,964	95,697	$1,259,997

1. For the period from July 18, 2006 (commencement of operations) to March 31, 2007.
2. The Fund sold 7,936.508 shares of Class A at a value of $100,000 and 79.365 shares each of Class B and Class C at a value of $1,000, respectively, to the Manager upon seeding of the Fund on May 31, 2006.
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended March 31, 2008, were as follows:

	Investment Securities
	Purchases	Sales

North Carolina Fund	$58,353,179	$19,231,433
Virginia Fund	29,554,422	10,643,180
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with each of the Funds which provides for a fee at an average annual rate of average net assets as shown in the table below.

Fee Schedule for the Funds

Up to $500 million	0.55%
Next $500 million	0.50
Next $500 million	0.45
Over $1.5 billion	0.40
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Funds. The Funds each pay OFS a per account fee. For the year ended March 31, 2008, the Funds paid the following to OFS for services to the Funds.

North Carolina Fund	$8,819
Virginia Fund	6,482
Initial Offering and Organizational Costs. The Manager assumed all initial offering and organizational costs associated with the registration and seeding of the Funds.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Funds, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Funds’ principal underwriter in the continuous public offering of the Funds’ classes of shares.
Service Plan for Class A Shares. The Funds have adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Funds reimburse the Distributor for a portion of its costs incurred for services
 OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Funds. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Funds under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Funds have adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Funds pay the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Funds or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Funds of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Funds under the Plans are detailed in the Statement of Operations. The Distributor’s aggregate uncompensated expenses under the plan at March 31, 2008 for Class B and Class C shares were as follows:

	Class B	Class C

North Carolina Fund	$11,912	$101,480
Virginia Fund	15,478	42,847
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Funds. They are deducted from the proceeds of sales of each Funds shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares are shown in the following table for the year ended March 31, 2008.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
	Distributor	Distributor	Distributor	Distributor

North Carolina Fund	$37,591	$139	$6	$2,836
Virginia Fund	29,627	—	6	3,626
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive management fees and/or reimburse the Funds for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” excluding
 OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

expenses attributable to the Funds’ investments in inverse floaters, will not exceed 0.80% for Class A shares and 1.55% for Class B shares and Class C shares, respectively, of average annual net assets for each class of shares. This voluntary undertaking is expected to remain in effect indefinitely. However, it may be amended or withdrawn by the Manager at any time without shareholder notice. During the year ended March 31, 2008, the Manager reimbursed the Funds as detailed in the following table.

	Class A	Class B	Class C

North Carolina Fund	$283,930	$4,026	$84,276
Virginia Fund	340,318	8,502	61,341
OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
During the year ended March 31, 2008, the Manager voluntarily reimbursed the Funds for certain transactions. The payment increased the Funds’ total return by less than 0.01%.

Virginia Fund	$194
5. Illiquid Securities
As of March 31, 2008, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Funds will not invest more than 15% of their net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
6. Borrowings
The Fund can borrow money from banks in amounts up to one third of their total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings to purchase portfolio securities, to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Funds. The use of leverage will subject the Funds to greater costs than funds that do not borrow for leverage, and may also make the Funds’ share prices more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Funds’ yields. Expenses incurred by the Funds with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Funds have entered into a Revolving Credit and Security Agreement (the “Agreement”) with a conduit lender and a bank which enables them to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $1,250,000,000, collectively. To secure the loan, the Funds pledge investment securities in accordance with the terms of the Agreement.
 OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

NOTES TO FINANCIAL STATEMENTS Continued
6. Borrowings Continued
Interest is charged to the Funds, based on their borrowings, at current commercial paper issuance rates (3.1697% as of March 31, 2008). The Funds pay additional fees annually to their lender on their outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual commitment fee on the amount of the unused portion of the total facility size. The Funds have the right to prepay such loans and terminate their participation in the conduit loan facility at any time upon prior notice.
As of March 31, 2008, the Funds had borrowings outstanding at an interest rate of 3.1697%. Details of the borrowings for the year ended March 31, 2008 are listed in the following table.

	North Carolina Fund	Virginia Fund

Average Daily
Loan Balance	$5,962,022	$6,533,333
Average Daily
Interest Rate	5.025%	5.024%
Fees Paid	$18,936	$20,141
Interest Paid	$297,156	$329,381
7. Recent Accounting Pronouncement
In September 2006, Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, Fair Value Measurements. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of March 31, 2008, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.
 OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

Appendix A

MUNICIPAL BOND RATINGS DEFINITIONS

Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below for municipal securities. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly available information provided by the rating organizations.

Moody's Investors Service, Inc. (“Moody's”)

Municipal Ratings are opinions of the investment quality of issuers and issues in the U.S. municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

Municipal Long-Term Rating Definitions

Aaa: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid- range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Mig/Vmig Ratings: U.S. Short-Term Ratings

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.
In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1: Denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: Denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: Denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well established.

SG: Denotes speculative-grade credit quality. Debt instruments in this category may lack margins of protection.

Standard & Poor's Ratings Services (“Standard & Poor's”), a division of The McGraw-Hill Companies, Inc.

Long-Term Issue Credit Ratings

Issue credit ratings are based in varying degrees, on the following considerations:

•	Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation; and

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

An obligation rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ are less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ are more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ are currently highly vulnerable to nonpayment.

C: The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated ‘D’ are in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

c: The ‘c’ subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p: The letter ‘p’ indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r: The ‘r’ highlights derivative, hybrid, and certain other obligations that Standard & Poor’s believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an ‘r’ symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (‘AAA’, ‘AA’, ‘A’, ‘BBB’, commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

Short-Term Issue Credit Ratings

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper.

A-1: A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated “B” is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Notes. A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.

International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency" ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

International Long-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings.

Investment Grade:

AAA: Highest Credit Quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. “AA” ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.
Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories. Plus and minus signs are not added to the “AAA” category or to categories below “CCC,” nor to short-term ratings other than “F1” (see below).

International Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added “+” to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

Appendix B

SPECIAL CONSIDERATIONS RELATING TO STATE MUNICIPAL OBLIGATIONS

Special Investment Considerations - Arizona Municipal Securities. As explained in the Prospectus, the Fund’s investments are highly sensitive to the fiscal stability of the State of Arizona (referred to in this section as “Arizona” or the “State”) and its subdivisions, agencies, instrumentalities or authorities, which issue the municipal securities in which the Fund invests. The following information on risk factors in concentrating in Arizona municipal securities is only a summary that highlights only some of the more significant financial trends, based on the State of Arizona Comprehensive Annual Financial Report for the Fiscal Year Ended June 30, 2007 (“2007 Annual Report”), reports prepared by State Budget officials, official statements and prospectuses relating to securities offerings of or on behalf of the State of Arizona, its agencies, instrumentalities and political subdivisions, and other publicly available documents, as available on the date of this Statement of Additional Information. No representation is made as to the accuracy of this information. The Arizona Department of Administration explained that the data presented in the 2007 Annual Report, to the best of its knowledge and belief, was accurate in all material respects and was reported in a manner which fairly presented the financial position and results of operations of the major and non-major funds of the State.

To the extent that any statements made below involve matters of forecasts, projections, opinions, assumptions or estimates, whether or not expressly stated to be such, they are made as such and not as representations of fact or certainty, and no representation is made that any of these statements have been or will be realized. All forecasts, projections, assumptions, opinions or estimates are “forward looking statements,” which must be read with an abundance of caution and which may not be realized or may not occur in the future.

     Arizona has been, and is projected to continue to be, one of the fastest growing areas in the United States. Over the last several decades, the State has outpaced most other states in virtually every major category of growth, including population, personal income, gross state product, and job creation. According to data from the U.S. Department of Commerce, Bureau of the Census, from 1990 to 2000, the State’s population grew approximately 40% and on July 1, 2004, was estimated at 5.8 million. Arizona ranked second nationally in population growth rate during the periods 1990-2000 and 2000-2004. U.S. Census Bureau estimates show that Arizona ranked second nationally in population growth during fiscal year 2007, with a 2.7% increase. The U.S. Bureau of Economic Analysis reported that Arizona personal income grew 6.4% in 2007, ranking tenth among all states in percentage change.

The State of Arizona is the sixth largest state in terms of area, with 113,998 square miles. The State is divided into fifteen counties. Two of these counties, Maricopa County (including Phoenix) and Pima County (including Tucson), are more urban in nature and account for approximately 75% of total population and 80% of total wage and salary employment in Arizona, based on 2000 estimates.

     As growth in the mining and agricultural employment sectors has diminished over recent decades, significant job growth has occurred in other areas, including high technology, construction, finance, insurance and real estate. For 2007, the five largest employment categories in the State were trade, transportation and utilities; government; professional and business services; education and health services; and leisure and hospitality.

|X| Factors Affecting Investments in Arizona Municipal Securities.

Budgetary Control. Budgetary control is maintained through legislative appropriation and the executive branch allotment process. The Governor is required to submit an annual budget to the Legislature. The budget is legally required to be adopted through passage of appropriation bills by the Legislature and approval by the Governor. The appropriated funds are controlled by the executive branch through an allotment process. This process allocates the appropriation into quarterly allotments by legal appropriation level. The State also maintains an encumbrance accounting system to further enhance budgetary control. Encumbered amounts generally lapse as of the end of the fiscal year, with the exception of capital outlay and other continuing appropriations. These appropriations and their encumbrances continue from year to year.

Economic Condition and Outlook. Arizona’s economy was projected to grow at a faster rate than that of the nation in 2007 and 2008, according to the forecast update of the Arizona Department of Economic Security, Research Administration. Nonfarm jobs were forecast to increase at a rate of 2.4% in 2007 and then slow to 1.7% in 2008. Over the two-year period, nonfarm job growth is projected to add nearly 114,000 jobs in Arizona, down from a projected 228,000 in the previous annual two-year projection, suggesting more slowing in the Arizona economy than reflected in earlier forecasts. Arizona’s economy is nevertheless expected to perform better than the national economy over the two-year period.

Among Arizona’s major industries, natural resources and mining is projected to continue strong growth with 13.3.% in 2007 and 6.0% in 2008, due to strong demand for copper and other natural resource material.

Construction was projected to lose 2,400 jobs in 2007 and 12,100 jobs in 2008 due to the slowdown in the housing market and a tightening lending market.

Manufacturing forecasts are for a loss of about 900 jobs in 2007 and 300 in 2008.

Trade, transportation and utilities employment were forecast to have lower job growth than previously predicted as a result of the reduction in the growth rate of consumer spending, but nevertheless is forecast to add the largest number of jobs of any major industry group – 27,000 during the forecast period. Higher fuel and energy costs are expected to continue to affect transportation companies and consumers.

The information sector was projected to lose slightly more than 600 jobs in 2007 and then gain 300 jobs in 2008.

Job growth in the financial activities industry slowed in 2007 due to credit tightening and restructuring, but population growth was forecast to bolster the sector despite weakness in the housing market.

Professional and business services sectors were forecast to add jobs, with 3.9% growth in 2007 and 2.2% growth in 2008.

Education and health services were projected to show an increase of 23,000 jobs during the forecast period due to the continuing need to staff new health care facilities and schools to meet population demands.

Leisure and hospitality was projected to add more than 21,500 jobs over the forecast period based on domestic travel and foreign travelers taking advantage of the lower value of the U.S. dollar although high fuel prices are expected to dampen some related tourist demand.

Government job growth is projected to slow slightly and have a gain of over 17,500 jobs.

Arizona’s forecast update shows considerable job growth, but slower than previous projections due to a slowing national and local economy. Arizona’s economy is nevertheless expected to outpace the national economy in terms of growth over the near term.

|X| Financial Highlights – Fiscal Year 2007. The State reported that Arizona’s state assets exceeded liabilities at the close of the 2007 fiscal year by $22.0 billion (“net assets”). Of this amount, $992.25 million was unrestricted, $6.3 billion was restricted for specific purposes (“restricted net assets”), and $14.7 billion was invested in capital assets, net of related debt.

The State’s total net assets increased in fiscal year 2007 by $2.0 billion. Net assets of governmental activities increased by $1.7 billion, while net assets of the business-type activities increased by $330.95 million.

As of the close of the fiscal year, the State’s governmental funds reported combined ending fund balances of $6.3 billion, an increase of $756.85 million from the beginning of the year. Approximately 30% of the combined fund balances, or $1.9 billion, was available to meet the State’s current and future needs (“unreserved fund balances”).

As of the close of the fiscal year, unreserved fund balance for the General Fund was $1.1 billion, or 6% of total General Fund expenditures.

The enterprise funds reported net assets at year end of $3.1 billion, an increase of $316.86 million during the year.

The Land Endowments Fund reported fund balance at year end of $2.5 billion, an increase of $410.97 million during the year. The Land Endowments Fund is used to help finance public education within the State as required by the federal government and the State’s Constitution.

The State’s total long-term primary government debt increased during the fiscal year to $6.0 billion, and increase of $348.8 million (less than 6%). During the year, the State issued revenue bonds and certificates of participation of $474.53 million and $171.15 million, respectively.

The General Fund. At June 30, 2007, unreserved fund balance of the General Fund was $1.1 billion, while total fund balance closed the year at $1.9 billion. As a measure of the General Fund’s liquidity, unreserved fund balance represented 5% of total expenditures and other financing uses, while total fund balance represented 10% of the same amount.

The fund balance of the State’s General Fund decreased $343.04 million during the fiscal year, in large part due to the increase in transfers out. Transfers out from the General Fund increased $369.87 million from fiscal year 2006, an increase of 40%, due primarily to the transfer of $245 million to the Transportation and Aviation Planning, Highway Maintenance and Safety Fund in order to accelerate the construction of State highway system projects. Also, expenditures increased by $1.7 billion, while revenues increased by only $732.29 million. In particular, sales tax revenues only increased $239.27 from fiscal year 2006, an increase of 4%.

Health and welfare expenditures and intergovernmental revenue (including federal grants and county funding) increased by $676.1 million, or 8%, and $300.54 million, or 4%, as compared to fiscal year 2006, respectively. Overall program enrollment in the State’s various healthcare programs increased 1.2%. The cost of healthcare programs, including the Social Security Act Titles XIX (Medicaid) and XXI (State Children’s Health Insurance Program), were major contributing factors to an increase in health and welfare expenditures during fiscal year 2007. Utilization and inflationary trends of health care costs are incorporated into a rate development process for the managed care organization capitation rates. The capitation rates were increased by a weighted average of 5.6% for the contract period of October 2006 to September 2007, primarily due to pharmacy, physician, and inpatient costs. Utilization and inflationary trends of the Arizona Long Term Care System (ALTCS) contributed to an increase in health and welfare expenditures. The ALTCS capitation rate increased by 5.7% due to utilization and inflation adjustments. The ALTCS caseload grew by approximately 6.5%.

Education expenditures increased $582.86 million, or 12%, compared to fiscal year 2006. The increase can be primarily attributed to an increase in State assistance for kindergarten through twelfth grade (K-12) operating expenditures largely to support an increase of 21,960 student enrollments and a 4.4% inflation adjustment. In addition, programs supported by federal grant aid increased by approximately $25 million during fiscal year 2007.

Protection and safety expenditures increased $129.59 million, or 11%, compared to fiscal year 2006. The increase can be attributed primarily to a one-time expenditure of $97.8 million from the General Fund to reduce Highway User Revenue Fund and State Highway Fund monies for Highway Patrol to their respective $10 million statutory caps.

|X| Long-term Debt of the State. The State issues no general obligation debt instruments. The Arizona Constitution, under Article 9, Section 5, provides that the State may contract general obligation debts not to exceed $350,000. This provision has been interpreted to restrict the State from pledging its credit as a sole payment for debts incurred for the operation of the State government. As a result, the State pledges either dedicated revenue streams or the constructed building or equipment acquired as security for the repayment of long-term debt instruments.

As of June 30, 2007, the State reported having long-term revenue bonds, grant anticipation notes and certificates of participation outstanding in the amounts of $3.197 billion, $283 million and $1.895 billion, respectively, for a total of $5.375 billion.

|X| Long-term Debt of Local Governments. The creditworthiness of obligations issued by local Arizona issuers may be unrelated to the creditworthiness of obligations issued by the State of Arizona, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Unlike the State, local governments in Arizona, including cities, towns, counties and school districts may issue general obligation debt payable from ad valorem property taxes if approved at an election. Examples of other types of obligations issued by local government in Arizona include revenue bonds payable from the net revenues of municipal utility systems, improvement district bonds payable from special assessments against properties benefited by the improvements, municipal street and highway improvement bonds payable from state-shared street and highway user taxes, fees and charges, bonds and other obligations payable from locally imposed and state-shared transaction privilege (sales) taxes and lease purchase certificates of participation.

|X|     Ratings of the State’s Securities

Moody’s and Standard & Poor’s have assigned Arizona bond equivalent ratings of “Aa3” and “AA”, respectively, since the State does not issue general obligation debt instruments. The State pledges either dedicated revenue streams or the constructed building or equipment acquired as security for the repayment of long-term debt instruments.  These ratings have been assigned based on the creditworthiness of the State. Explanations of the significance of such ratings may be obtained only from the rating agencies furnishing the same. Each rating expresses only the view of such respective rating agency. There can be no assurance that such ratings will continue for any given time or that such ratings will not be revised or withdrawn. A revision or withdrawal of any of the ratings may have an adverse material affect on the market of the state and municipal securities in which the Arizona Municipal Fund invests.Special Investment Considerations - Maryland Municipal Securities. As explained in the Prospectus, the Fund’s investments are highly sensitive to the fiscal stability of the State of Maryland (referred to in this section as the “State”) and its subdivisions, agencies, instrumentalities or authorities, which issue the municipal securities in which the Fund invests. The following information on risk factors connected with investments in Maryland municipal securities is only a summary, based on a publicly-available preliminary official statement relating to an offering by the State in July, 2008. No representation is made as to the accuracy of this information. The State noted that all statements made in its preliminary official statement involving estimates or matters of opinion, whether or not expressly so stated, are intended merely as estimates or opinions and not as representations of facts, and are subject to change without notice from the State. The State explained that the information set forth in such documents has been obtained from the State and other sources that the State deemed to be reliable. Other factors will affect State and local government issuers, and borrowers under conduit loan bond arrangements.

The State of Maryland has a population of approximately 5.6 million. Maryland’s labor force totaled over 3.0 million individuals in 2007, including agricultural and nonagricultural employment, the unemployed, the self-employed and residents who commute to jobs in other states. Maryland’s economy is more reliant on the service and government sectors than the nation as a whole, while the manufacturing sector in Maryland is much less significant than it is nationwide. The State’s population is concentrated around the Baltimore and Washington D.C. Primary Metropolitan Statistical Areas (PMSAs), and proximity to Washington D.C. and military installations have resulted in an above average percentage of employees in government. As a result, Maryland’s economy is particularly sensitive to changes in federal employment and spending. Annual unemployment rates have been below those of the national average for each of the last 10 years. The unemployment figure for 2007 was 3.8% compared to a national rate for the same period of 4.6%. Total nonagricultural employment increased by 1.0% between 2003 and 2007, an increase slightly slower than in the country as a whole, whereas the decline in manufacturing sector employment of 1.8% is twice the decline in the rest of the country of 0.9%. Unemployment in Maryland could increase as a result of national or local economic conditions. The State’s per capita personal income was the fifth highest in the country in 2006 and 2007.

Maryland residents received almost $258.5 billion in personal income in 2007. Maryland’s wages and salaries grew at slightly slower average rate than the rest of the country in the last five years. Maryland per capita income of $46,021 remained above the national average in 2007 of $38,611. Per capita income varies across the State, with the highest incomes in the Washington and Baltimore regions. As one of the wealthier states in the country, a greater share of personal income is derived from dividends, interest and rent, and a lesser share comes from transfer payments.

The State of Maryland has an employment based largely in services, trade and government. Those sectors, along with financial activities, are the largest contributors to the gross state product. Manufacturing, on the other hand, is a much smaller proportion of employment than for the nation as a whole. At present, the State continues to face a structural fiscal deficit.

|X| Factors Affecting Investments in Maryland Municipal Securities. State Finances -- General. The State enacts its budget annually. The General Assembly is prohibited by the Maryland Constitution from amending the budget to affect certain specified provisions, including the obligations or debt of the State. Except for these specified provisions, the General Assembly may amend the budget to increase or decrease appropriations relating to the legislative and judicial branches and it may strike out or reduce executive branch appropriations submitted by the Governor. The Maryland Constitution requires the State to enact a balanced budget for each of its fiscal years, which run from July 1 to June 30. After the enactment of the budget, and not before, the General Assembly is permitted to enact supplementary appropriations but may not enact any supplementary appropriation unless embodied in a separate bill that is limited to a single object or purpose and provides the revenue necessary to pay the appropriation by a tax to be levied and collected under the terms of the bill.

State Revenues. The State’s revenues are derived largely from certain broad-based taxes, including statewide income, sales, motor vehicle, and property taxes. Non-tax revenues are largely received from the federal government for transportation, health care, welfare and other social programs.

     Income Taxes. The State imposes an income tax on (1) the federal adjusted gross income of individuals, subject to certain positive and negative adjustments and minus certain deductions and personal exemptions; and (2) the federal taxable income of corporations, subject to certain positive and negative adjustments. The rate of tax for individuals, subject to certain standard deductions, is 2% on the first $1,000 of taxable income, 3% on the second $1,000, 4% on the third $1,000 and 4.75% on taxable income in excess of $3,000. For tax year 2008 and later, regular personal exemptions are determined based on federal adjusted gross income ranging from $3,200 for those with federal adjusted gross income under $150,000/$100,000 (joint/single returns) to $600 for those with federal adjusted gross income over $250,000/$200,000 (joint/single returns). The tax brackets have also been restructured with the addition of 5%, 5.25% and 5.5% brackets beginning at net taxable income levels of $200,000/$150,000 (joint/single returns), $350,000/$300,000 (joint/single returns), and $500,000 (for both joint and single returns), respectively. Finally, in 2008 an income tax surcharge was imposed for tax years 2008 through 2010 to address budget shortfalls; the State’s top marginal income tax rate increases from 5.5% to 6.25% for net taxable income of $1,000,000 or more.

     In addition, each county and Baltimore City must levy a local income tax at the rate of at least 1% but not more than 3.2% of the individual’s Maryland taxable income. Corporations (domestic and foreign), including financial institutions and utilities, generally pay tax at the rate of 7% on the portion of net taxable income allocable to the State. Beginning with tax year 2008, the rate rises to 8.25%.

Sales and Use Taxes. Effective January 3, 2008, the State imposes a 5% sales and use tax on a retail sale or use of tangible personal property in the State and certain enumerated services (most services are exempt). The prior sales tax rate was 5%.

Property Taxes. The State imposes a tax at a rate expressed per $100 of assessed value on all real property subject to taxation. For fiscal years 2004 through 2006, the State property tax rate was set at 13.2 cents per $100 of assessed value. For fiscal years 2007 through 2009, the State property tax rate was set at 11.2 cents per $100. Each of the counties and Baltimore City levies its own tax at rates established by them, as do most incorporated municipalities. Generally, all real property is physically inspected and assessed at full cash value once every three years.

Lottery Revenues. The State operates eight major lottery games. In fiscal year 2007, the allocation of gross sales was 57.9% to prizes, 9.6% to administrative costs and agents’ commissions, and 32.5% to State revenues. Except for administrative costs and the net proceeds of designated instant games and a portion of Mega Millions revenues, the State revenues are credited to the State’s General Fund (the State operating fund from which all general costs of State government are paid and to which taxes and other revenues not specifically directed by law to be deposited in separate funds are recorded).

Other Taxes. The State also receives revenues from additional tax sources, including public service company franchise taxes, taxes on insurance premiums allocable to the State, motor vehicle fuel and titling taxes and registration fees, taxes on the recordation of instruments conveying title to real or personal property and conveying leasehold interests in real property, taxes on cigarettes and other tobacco products, inheritance taxes, taxes or fees relating to Chesapeake Bay restoration, and taxes on alcoholic beverages.

Other Revenues. Exclusive of the proceeds of bond issues, approximately 51.5% of the State’s revenues in its fiscal year ended June 30, 2007 were received from sources other than taxes and lottery receipts. The largest component (23.4% of total revenues) was received from the federal government for highway and transit reimbursements; reimbursements and grants for health care programs; categorical and matching aid for public assistance, social services, and employment security; aid for public education; and miscellaneous grants-in-aid to State agencies. In addition to federal funds, the State receives revenues from court fines and costs; patient payments for services in State hospitals; interest on invested funds; and tuition fees paid to institutions of higher education. The State also receives revenues from operations of the Maryland Transit Administration, the Maryland Port Administration, and the Maryland Aviation Administration, which are paid into the Transportation Trust Fund.

General Fund revenues on a budgetary basis realized in the State’s fiscal year ended June 30, 2007, were above estimates by $72.0 million, or 0.6%.

State Expenditures and Services. State expenditures and services for capital and operating programs include a typical range of direct governmental services and activities, as well as State support and aid to local governmental units, primarily in the areas of education and transportation.

Public Education. The agencies administering public education spend the largest portion of State revenues. Based on the State’s fiscal year 2008 budget, public education accounted for 48% of General Fund appropriations and 37% of all appropriations. The State supports the elementary and secondary education programs of the counties and Baltimore City through a number of aid programs. In addition to these programs, the State Department of Education provides aid for local libraries, food service, and various educational activities and, through the State Department of Education’s Interagency Fund, distributes funds to address the service needs of children at risk. Appropriations to pay debt service on State general obligation bonds issued to fund the State’s share of the cost to construct schools, formerly funded with general funds appropriated to the State Department of Education, is now funded with special funds, primarily from property tax revenues. The State finances the State universities and colleges principally with State General Fund revenues and student charges. In addition, the State finances a share of the cost of the locally owned two-year community colleges. State financial assistance is primarily in the form of general purpose formula grants. The State also makes grants to private institutions of higher education under a formula based on State support for State four-year universities and colleges. In total, the higher education share of fiscal year 2007 expenditures was 15.1% and is projected to total 15.9% in the fiscal year 2008 budget.

     Transportation. Transportation is the third largest category of State expenditures. The Department of Transportation is responsible for most of the State’s various transportation facilities and for developing and maintaining a State master plan for transportation. For fiscal year 2008, transportation was budgeted at $3,747.1 million; on the same basis actual expenditures for fiscal year 2007 were $3,527.3 million.

      Health and Mental Hygiene. The Department of Health and Mental Hygiene has general responsibility for public health in the State and provides direct services through 16 residential health facilities, finances medical services to the indigent, and aids local health departments on a matching formula basis. For fiscal year 2008, $7,377.6 million is budgeted for the Department of Health and Mental Hygiene, including $3,252.8 million in federal funds and $3,640.9 million in State general funds. The largest expenditure is for the medical assistance (Medicaid) program under which the State makes payments to health service vendors providing services to eligible low income individuals and families. For fiscal year 2007, $4,487.4 million was spent on this program, virtually all of which was for services for which the State recovered approximately 50% from the federal government. For fiscal year 2007, the average monthly Medicaid enrollment was 520,436. The fiscal year 2008 budget provides funding for 526,331 State Medicaid enrollees and funding of $4,680.2 million.

      Human Resources. The Department of Human Resources administers, on the State level, the federal and State social service, public assistance, and income maintenance programs. For fiscal year 2008, approximately $1,724.3 million was budgeted for the Department of Human Resources, including $1,057.2 million in federal funds and $575.9 million in State general funds. Public assistance programs include Temporary Cash Assistance, food stamps, assistance and loans to disabled citizens, and several emergency assistance programs.

      Public Safety and Correctional Services, State Police and Juvenile Services. The Departments of Public Safety and Correctional Services, State Police, and Juvenile Services include correctional agencies and institutions, parole units, the Maryland State Police, services and facilities for adjudicated youth, and related activities. For fiscal year 2008, approximately $1,807.8 million was budgeted for these departments, of which $1,551.1 million was from general funds.

      Other Expenditures and Services. The State has numerous other operating units, including the judicial system; financial and revenue administration; labor, licensing and regulation; planning, budgetary activity, and personnel administration; natural resources and recreation; business and economic development; housing and community development; environment; and others, all of which accounted for approximately 9.1% of total expenditures for fiscal year 2007 and 6.5% of the fiscal year 2008 budget. General obligation bond debt service accounted for approximately 2.3% of total expenditures for fiscal year 2007 and was expected to account for approximately 2.3% of the fiscal year 2008 budget.

     The General Fund accounts for approximately $14.5 billion of the State’s fiscal year 2008 budget of $30.0 billion. General Fund expenditures exclude transportation, which is funded with special fund revenues from the Transportation Trust Fund.

      State Reserve Fund. The State Reserve Fund is currently composed of four accounts – the Revenue Stabilization Account, which is established to retain State revenues for future needs and to reduce the need for future tax increases; the Dedicated Purpose Account, which is established to retain appropriations for major multi-year expenditures and to meet contingency requirements; the Economic Development Opportunities Program Account, which is to be used for extraordinary economic development opportunities as a supplement to existing programs; and the Catastrophic Event Account, which is to be used to respond quickly to a natural disaster or other catastrophic event that cannot be managed within existing appropriations. Chapter 417 of the Laws of 2008 repealed the Joseph Fund Account, which was created to meet the emergency needs of economically disadvantaged citizens, particularly in times of economic downturn. The balance in the Joseph Fund Account totaling approximately $16,000 was transferred to the Revenue Stabilization Account pursuant to the legislation. The State can move some of the funds in the Revenue Stabilization Account to cover other areas of its budget.

      State Fund Balances. The Maryland Constitution requires the State to enact a balanced budget for each of its fiscal years, which run from July 1 to June 30. Maryland’s fiscal year 2007 ended with a $284.7 million general fund balance on a budgetary basis and $1,589.7 million in the Revenue Stabilization Account of the State Reserve Fund and other reserve funds. General fund revenues on a budgetary basis realized in the State’s fiscal year 2007 exceeded estimates by $72.0 million, or 0.6%. On a GAAP basis, the fiscal year 2007 reserved general fund balance was $2,373.7 million, while the unreserved, designated and undesignated, fund balances were $195.1 million and $690.2 million, respectively; these balances compare to the reserved general fund balance of $1,490.7 million, and unreserved, designated and undesignated, fund balances of $1,311.0 million and $730.9 million, respectively, at the end of fiscal year 2006. The Revenue Stabilization Account of the State Reserve Fund provides financial support for future needs of the State and is intended to reduce the need for future tax and other revenue increases. However, the State can, and does, move some of the funds in the Revenue Stabilization Account to cover other areas of its budget, so the actual balance may be lower in the future. Over the last few years, the State has needed to make transfers from the State Reserve Fund and the State’s Transportation Trust Fund, in addition to enacting cuts in expenditures. Additionally, the State continues to expect budget shortfalls as further described below.

Fiscal Year 2008 Budget. On April 9, 2007, the General Assembly approved the budget for the 2008 fiscal year. The fiscal year 2008 budget includes, among other things: (1) funds to the State’s retirement and pension systems consistent with the “corridor” methodology of funding as prescribed by statute; (2) $5,772.6 million in aid to local governments from general funds reflecting full funding of the public school assistance enhancements enacted at the 2002 Section of the General Assembly (“Thornton”), as amended; (3) $27.5 million for capital projects; (4) $262.8 million to the State Reserve Fund; and (5) deficiency appropriations of $144.5 million for fiscal year 2007. On June 27, 2008, it was estimated that the general fund balance on a budgetary basis at June 30, 2008 would be $538.0 million. In addition, the balance in the Revenue Stabilization Account of the State Reserve Fund was estimated to be $681.7 million at June 30, 2008, equal to 5% of estimated general fund revenues.

     Subsequent Events. In order to reduce a projected deficit for fiscal year 2009, the Governor proposed and the Board of Public Works approved on July 11, 2007 expenditure reductions totaling $128.4 million. Further, on October 29, 2007, the General Assembly convened the 2007 1st Special Session. During this Special Session, the General Assembly enacted legislation generating an additional $403.1 million in general fund revenues for fiscal year 2008. As enacted in this Special Session, 500 vacant State employee positions were also reduced, which generated $5.0 million in savings in the fiscal 2008 budget.

Fiscal Year 2008 Budget. On April 5, 2008 the General Assembly approved the budget for fiscal year 2009. The fiscal year 2009 budget includes, among other things: (1) funds for the State’s retirement and pension systems consistent with the “corridor” methodology of funding as prescribed by statute; (2) $5,956.4 million in aid to local governments from general funds reflecting full funding of the Thornton public school assistance program; (3) $16.2 million for capital projects; (4) $231.5 million to the State Reserve Fund; and (5) deficiency appropriations of $77.5 million for fiscal year 2008. The fiscal year 2009 budget also reflects budgetary actions taken during the 2007 1st Special Session. These actions include, among other things: (1) $129.2 million in reductions to projected growth in education aid to local governments by limiting inflationary increases, (2) $30.6 million in reductions by eliminating the local Electricity Generating Equipment Property Tax grant, (3) the use of $77.0 million from the Health Insurance Fund balance to cover costs in fiscal year 2009, and (4) the elimination of 500 vacant State employee positions in fiscal year 2008, which produced savings of $21.5 million in the fiscal year 2009 budget. Additionally, fiscal year 2009 estimated General Fund revenues include $836.9 million in revenue increases generated by legislation enacted during the 2007 1st Special Session. Chapter 10 of the Laws of 2008 repealed the extension of the sales tax to computer services that was enacted in the 2007 1st Special Session. The repeal created a budget shortfall of $214.0 million which was resolved through a combination of budget reductions and new revenues, including (i) a three year personal income tax surcharge on taxpayers with net taxable income exceeding $1.0 million, which is expected to increase revenues by $154.6 million in fiscal year 2009, and (ii) $50.0 million in fiscal year 2009 budget reductions approved by the Board of Public Works on June 25, 2008.

It is estimated that the general fund balance on a budgetary basis at June 30, 2009 will be $236.8 million. In addition, the balance in the Revenue Stabilization Account of the State Reserve Fund is estimated to be $738.9 million on June 30, 2009.

Outlook for Future Fiscal Years. For some years, a cash shortfall between revenues and spending has been projected. During its 2007 General Session, the General Assembly deferred action of any major significance toward addressing the deficit to allow the new Governor and his administration time to study options and develop a course of action. Later in 2007, however, as referenced above, the Governor convened the 2007 1st Special Session which resulted in increased revenues and some cuts in expenditures. Since that time, however, Maryland’s economic performance has appeared to be weaker than previously estimated, in line with changes in the nation’s overall economic forecast. As a result, the State forecasts slower growth, decreasing sales tax collections and decreasing revenues derived from construction revenues. It is difficult to predict what, if any, further steps may be required to address Maryland’s structural deficit and declining revenues.

At the same time, the State and impacted local governments have started considering how the United States Base Realignment and Closure (BRAC) program will impact state and local infrastructure needs and other expenditures. As part of BRAC, a substantial number of military families and private sector workers will relocate to various parts of Maryland. These additional families will require schools, housing, transportation and other services. BRAC relocations may result in increased borrowing at both the State and local levels. The short term financial impact of BRAC relocations, while generally perceived to be favorable in the long term, cannot yet be determined.

Finally, the State is still assessing the magnitude of and solutions for funding its post-employment non-pension benefit liability. Recent estimates of this liability range from approximately $9.0 billion to $14.54 billion. A commission formed in 2006 to develop a plan with respect to these liabilities must report to the Governor and General Assembly by December 31, 2009; in 2008 the General Assembly extended the due date for the final report by one year from December 31, 2008.

      Investment of State Funds. State statute provides that the investment of unexpected or surplus money over which the Treasurer has custody is limited to (1) obligations of the United States or its agencies or instrumentalities; (2) repurchase agreements collateralized in an amount not less than 102% of principal by obligations of the United States or its agencies or instrumentalities; (3) bankers’ acceptances, money market mutual funds (limited to securities of the United States or its agencies or instrumentalities), and commercial paper (limited to 10% of total investments) all only with the highest rating; and (4) the Maryland Local Government Investment Pool (the investments of which are limited to those in which the Treasurer may invest.

      |X| State-Level Indebtedness.

     The State issues general obligation bonds, to the payment of which the State’s ad valorem property tax is exclusively pledged, for capital improvements and for various State-sponsored projects. Neither the Maryland Constitution nor general laws of Maryland impose any limit on the amount of debt the State can incur. However, the Maryland Constitution prohibits the creation of State debt unless it is authorized by a law that provides for the collection of an annual tax or taxes sufficient to pay the interest when due and to discharge the principal within 15 years of the date of issuance. Taxes levied for this purpose may not be repealed or applied to any other purpose until the debt is fully discharged. The taxes levied need not be collected if or to the extent that funds sufficient for debt service requirements in the next fiscal year have been appropriated in the annual budget. Beginning in fiscal year 2004, the increase in the State property tax rate eliminated the need for general funds to subsidize funding of general obligation debt service. These restrictions do not necessarily apply to other issuers within the State.

     The General Assembly, by separate enabling act, typically authorizes a particular loan for a particular project or purpose. Beginning with its 1990 session, the General Assembly has annually enacted a Maryland Consolidated Capital Bond Loan Act, or “capital bond bill,” that within a single enabling act authorizes various capital programs administered by State agencies and other projects for local governments or private institutions. The Board of Public Works authorizes State general obligation bond issues and supervises the expenditure of funds received therefrom, as well as all funds appropriated for capital improvements other than roads, bridges and highways. Maryland had approximately $7.6 billion of State tax-supported debt outstanding as of March 31, 2008.

     The public indebtedness of the State of Maryland and its agencies can be generally be divided into the following categories:

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The State and various counties, agencies and municipalities of the State issue general obligation bonds, payable from ad valorem taxes, for capital improvements and for various projects including local-government initiatives and grants to private, nonprofit, cultural and educational institutions. The State’s real property tax is pledged exclusively to the repayment of its bonds. The Board of Public Works is required to fix the property tax rate by each May 1 in an amount sufficient to pay all debt service on the State’s general obligation bonds for the coming fiscal year. At least since the end of the Civil War, Maryland has paid the principal of and interest on its general obligation bonds when due. As of July 1, 2008, the State’s general obligation bonds were rated AAA by Fitch, Aaa by Moody’s Investors Service, Inc., and AAA by Standard & Poor’s. We cannot assure you that such ratings will be maintained in the future.

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The Maryland Department of Transportation issues limited special-obligation bonds for transportation purposes, payable primarily from specific, fixed-rate excise taxes and other revenues generated from the financial facilities, including an expansion to the BWI airport, rail transportation facilities, highways and other transportation facilities. Holders of these bonds are not entitled to look to any other sources of payment. The 2007 General Assembly established a maximum outstanding principal amount of $726.2 million as of June 30, 2008, for all nontraditional debt of the Maryland Department of Transportation. Nontraditional debt outstanding is defined as any debt instrument that is not a consolidated transportation bond or Grant Anticipation Revenue Vehicle (“GARVEE”) Bond; such debt includes, but is not limited to, certificates of participation (documented by conditional purchase agreements), debt backed by customer facility charges, passenger facility charges, or other revenues, and debt issued by Maryland Economic Development Corporation (“MEDCO”) or any other third party on behalf of the Maryland Department of Transportation. At June 30, 2008, the outstanding principal amount of such nontraditional debt was estimated at $726.2 million.

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The Maryland Stadium Authority issues limited special-obligation bonds and notes to finance stadiums, convention centers and recreational facilities payable primarily from lease rentals, sports lottery and other revenues.

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Certain other State units, such as Maryland’s university systems, the Maryland Transportation Authority and the Maryland Water Quality Financing Administration, as well as several local governments, are authorized to borrow funds pursuant to legislation that expressly provides that the State will not be deemed to have given any pledge or assurance of repayment, and for which the State will have no liability for repayment. These obligations are payable solely from specific non-tax revenues of the borrowers, including loan obligations from nonprofit organizations, corporations and other private entities. The issuers of these obligations are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the quality of obligations backed by the full faith and credit of the State of Maryland. For example, the Maryland Transportation Authority, like the Maryland Department of Transportation, has issued bonds which are payable solely from collections from airline travel; any significant decline in air traffic at the BWI airport could impede repayment of such bonds.

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During the 2004 General Session, the General Assembly created the Bay Restoration Fund to be managed by the Maryland Water Quality Financing Administration. The Bay Restoration Fund receives a mandatory fee of $30 per year per equivalent dwelling unit from users of sewerage systems in Maryland, as well as $30 per year from septic system users. The Bay Restoration Fund sewer fee generated $57.5 million in revenue during fiscal year 2007. Future sewer fee revenues are projected at approximately $58.0 million per year. The sewer fee revenues are pledged, to the extent necessary, as security for revenue bonds issued by the Maryland Water Quality Financing Administration, the proceeds of which will be applied primarily to provide grant funds to upgrade wastewater treatment plants with enhanced nutrient removal technology. The first issue of Bay Restoration Revenue Bonds, in the amount of $50.0 million, closed on June 25, 2008. Between 2009 and 2012, the Administration expects to issue an additional $480.0 million in Bay Restoration Revenue Bonds.

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The State, its agencies and departments, and the various localities also enter into a variety of municipal leases, installment purchase, conditional purchase, sale-leaseback and similar transactions to finance the construction and acquisition of facilities and equipment. Such arrangements are not general obligations to which the issuing government’s taxing power is pledged but are ordinarily backed by the issuer’s covenant to budget for, appropriate and make the payments due on such obligations. Such arrangements generally contain “non-appropriation” clauses which provide that the issuing government has no obligation to make payments in future years unless money is appropriated for such purpose on a yearly basis. In the event that appropriations are not made, the issuing government cannot be held contractually liable for the payments.

     At least since the end of the Civil War, the State has paid the principal of and interest on its general obligation bonds when due. Although the State has the authority to make short-term borrowings in anticipation of taxes and other receipts up to a maximum of $100 million, the State in the past 20 years has not issued short-term tax anticipation notes or made any other similar short-term borrowings for cash flow purposes. The State has not issued bond anticipation notes except in connection with a State program to ameliorate the impact of the failure of certain State-chartered savings and loans in 1985; all such notes were redeemed without the issuance of debt.

     The State and its units are parties to numerous legal proceedings, many of which normally occur in governmental operations. The legal proceedings are not, in the opinion of the Attorney General, likely to have a material adverse effect on the State’s financial position.

     |X| Other Issuers of Maryland Municipal Securities.

     Maryland can be divided into 24 subdivisions, comprised of 23 counties plus the independent City of Baltimore. Some of the counties and the City of Baltimore operate pursuant to the provisions of charters or codes of their own adoption, while others operate pursuant to State statutes. As a result, not all localities in Maryland follow the debt-authorization procedures outlined above. Maryland counties and the City of Baltimore typically receive most of their revenues from taxes on real and personal property, income taxes, miscellaneous taxes, and aid from the State. Their expenditures include public education, public safety, public works, health, public welfare, court and correctional services, and general governmental costs. Although some of these localities have received ratings of AAA from rating agencies, these ratings are often achieved through insurance. Recently, however, downgrades on the ratings of bond insurers have resulted in lower ratings on bonds issued by Maryland localities. Additionally, other issuers within Maryland have received lower ratings.

     Many of Maryland’s counties have established subsidiary agencies with bond-issuing powers, such as sanitary districts, housing authorities, parking revenue authorities and industrial development authorities. For example, the Washington Suburban Sanitary Commission, which provides water and sewerage services in the District of Columbia area, and the Maryland-National Capital Park and Planning Commission, which administers a park system, both issue general obligation bonds. Many of the municipal corporations in Maryland have also issued general obligation bonds. In addition, all Maryland localities have the authority under State law to issue bonds payable from payments from private borrowers. All of these entities are subject to various economic risks and uncertainties, including the risks faced by the Maryland economy generally, and the credit quality of the securities issued by them varies with the financial strengths of the respective borrowers. Many of these entities continue to assess their additional financial commitment as a result of the upcoming BRAC relocations.

     Local governments in Maryland receive substantial aid from the State for a variety of programs, including public school construction and discretionary grants. However, the continued shortfall in State aid to local governments, the current economic environment, and potential increases in capital requirements and service needs for localities impacted by upcoming BRAC relocations has and will require some Maryland counties and municipalities to find creative sources of revenue. The substantial projected budget shortfalls at the State level and current economic environment, as well as other future events, might require further reductions in or the discontinuation of some or all aid payments to local governments. Any such cutback in State aid and reductions in revenues due to a slower economy will adversely affect local economies.

      |X| Ratings of Maryland Municipal Securities. As of July 1, 2008, Moody’s, Standard & Poor’s, and Fitch have rated the State’s general obligation bonds “Aaa”, “AAA” and “AAA”, respectively. These ratings reflect the credit quality of the State only, and do not indicate the creditworthiness of securities of other issuers located in the State. An explanation of the significance of a particular rating may be obtained from the rating agency furnishing it. These ratings may be changed at any time and no assurance can be given that they will not be revised downward or withdrawn by any or all rating agencies, if in the judgment of any or all, circumstances should warrant such actions. Any downward revision or withdrawal of any of the ratings could have an adverse effect on market prices for the related Maryland Municipal Securities.

      |X| Risks and Uncertainties.

     Generally, the primary default risk associated with government obligations is the nonpayment of taxes supporting such indebtedness. In addition, certain debt obligations in the Fund may be obligations of issuers other than the State of Maryland, such as those listed above. Although the State of Maryland regularly receives the highest ratings from ratings agencies, local governments and other issuers may have higher debt-to-assessment ratios, and/or greater credit risk, than the State itself, and as a result may be unable to repay their indebtedness. Other obligations are issued by entities which lack taxing power to repay their obligations, such as industrial development authorities and housing authorities. Certain debt may consist of obligations which are payable solely from the revenues of private institutions within one industry, such as health care. The default risk may be higher for such obligations, since any decline in that one industry could impede repayment.

     Other Maryland Municipal Securities are payable directly or indirectly from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities, such as health care facilities, or, in some cases, from the proceeds of a special excise tax or other specific revenue source.

     Other Maryland Municipal Securities are issued by entities which lack taxing power to repay their obligations, such as industrial development authorities and housing authorities. Certain Maryland Municipal Securities may be obligations which are payable solely from the revenues of private institutions within one industry, such as health care. The default risk may be higher for such obligations, since the decline in one industry could impede repayment. Examples include municipal securities used to finance charitable educational and health care facilities, multifamily housing facilities, solid waste, airport and other exempt facilities financings as well as single family mortgage bonds. For example, bankruptcies in the airline industry could have an impact on the value and likelihood of repayment on conduit revenue bonds issued to finance airport facilities. Medicare and Medicaid reimbursement rate changes and changes in the insurance industry can affect the financial viability of health care facilities such as nursing homes. Single family mortgage bonds are subject to extraordinary mandatory redemption as the underlying home loans are refinanced, which may result in retirement of the bonds at prices less than their original purchase prices.

     As referenced above, the State projects reduced revenues, including from construction-related activity, and lower tax receipts, due, at least on part, to the current economic environment and the ongoing unfolding of the “Subprime” crisis. Gasoline, construction material and commodity prices are also very high. Maryland electric rates have increased substantially since 2006. The cumulative effect of market uncertainty, the “Subprime” crisis, higher gasoline, construction material and commodity prices, and increased electric rates on spending by consumers and borrowing or investments by businesses and individuals is difficult to predict. Furthermore, Maryland’s economy is unusually dependent on the federal government and the service sector because a large percentage of Maryland residents are employed in those fields. BRAC relocations to Maryland will further increase this dependency. In addition, a significant proportion of Maryland’s revenues come from the federal government, both in direct aid and through federal payment for goods and services provided by Maryland businesses and local governments. The current general economic slowdown, including the resulting decreases in consumer and business spending, may create budget difficulties at both the State and local level, including to conduit borrowers under revenue bonds. Slower economic growth or a recession may decrease income tax and sales tax revenues, which are important components of the State’s already reduced revenues. These trends could force Maryland to further decrease spending, cut employment, raise taxes or take other measures to balance its budget. These and other factors will also affect the county and local economies in Maryland, and to the extent they stress the State’s budget, will diminish the amount of State aid available to local jurisdictions.

     Finally, national and international developments, such as rising oil and commodity costs and the “Subprime” crisis could have a materially adverse effect on the economy in Maryland. Governments and businesses could incur costs in replacing employees who are called to serve in the armed forces. Layoffs and cutbacks in the transportation and tourism industries could increase unemployment in Maryland, and declines in related industries could hamper Maryland’s economy. Baltimore and other municipalities, many of which were already experiencing fiscal pressures due to general economic conditions and other factors, continue to need funds to cover high anti-terrorism costs and now are bearing increased costs associated with foreclosed properties. However, we cannot assure you that such funds will be available; and, if such funds are unavailable, these jurisdictions could face economic difficulties in the future. Economic factors affecting the State will also affect the counties and the City of Baltimore, as well as agencies and private borrowers. In particular, local governments depend on State aid, and any cutbacks in such aid as a result of the State’s structural deficit could adversely affect local budgets, which could impose additional hardship on them at the same time as they incur additional BRAC-related expenditures. If negative trends continue, Maryland’s State and local governments might need to take more drastic measures, including tax increases, to balance their budgets.

Special Investment Considerations - Massachusetts Municipal Securities. As explained in the Prospectus, the Fund’s investments are highly sensitive to the fiscal stability of the Commonwealth of Massachusetts (referred to in this section as “Massachusetts” or the “Commonwealth”) and its subdivisions, agencies, instrumentalities or authorities, which issue the municipal securities in which the Fund invests. The following information on risk factors relating to investments in Massachusetts municipal securities is only a summary based on reports and statements issued by the Office of the Governor of the Commonwealth of Massachusetts and its executive departments, including the Massachusetts Department of Revenue, and on publicly-available official statements and studies relating to offerings by Massachusetts on or prior to July 10, 2008. No representation is made as to the accuracy of this information. The Commonwealth noted that all estimates and assumptions were made on the best information available and were believed to be reliable, but that no representations whatsoever were made that such estimates and assumptions would be correct. So far as any statements made below involve matters of opinion, whether or not expressly so stated, they were intended merely as such and not as representations of fact.

     Like the national economy, the state economy was expected to grow slowly in 2008 and 2009 as the housing market slump and turmoil in the sub-prime mortgage and financial markets were expected to impede economic growth through negative effects on construction, household wealth and consumer spending. Consistent with a slower economy, growth in wage and salary disbursements and personal income were also expected to decline. Massachusetts gross state product was expected to slow, from a growth rate of 2.2% to 2.4% in fiscal 2008 to between 1.8% and 2.2% in fiscal 2009. Massachusetts employment was expected to grow 0.6% in fiscal 2009, compared to 1.0% in fiscal 2008, and Massachusetts wages and salaries were expected to increase 4.5% in fiscal 2009, compared to 5.7% in fiscal 2008.

     Massachusetts is a densely populated state with a well-educated population, comparatively high income levels, and a relatively diversified economy. These higher levels of income have been accompanied by a consistently lower poverty rate and, except during the recession of the early 1990s and the recent period of slow recovery from the recession of 2001, considerably lower unemployment rates in Massachusetts than in the United States since 1980. The state had a somewhat lower unemployment rate than the nation for the ten months ended March 31, 2008, but is still lagging behind the nation in many other indicators.

     The Commonwealth’s employment picture improved in calendar year 2007. According to the U. S. Department of Labor, state employment in November, 2007 grew by 0.9% on a year-over year basis. Over the same period of time, the unemployment rate decreased from 5.1% to 4.3%. In addition, according to estimates of the Massachusetts’ Executive Office of Workforce Development, the statewide May 2008 seasonally adjusted unemployment rate of 4.9 % rose from 4.5% in May 2007; however, during each of the 12 months since May 2007, the Massachusetts unemployment rate was below the U.S. rate. The adjusted national rate rose from 5.0% in April 2008 to 5.5% in May 2008. Seasonally adjusted estimates for May 2008 also show that during the first five months of 2008 Massachusetts added 3,900 new jobs while the national economy shed 324,000 jobs. Massachusetts continued to benefit from job gains in its key growth sectors, including professional, scientific and business services.

     The state’s housing market weakened substantially in 2007. According to the Massachusetts Association of Realtors, sales in November, 2007 fell by 12.6% for single family homes and 14.2% for condominiums on a year-over-year basis. During the same period of time, the median price fell 2.9% for single family homes and rose 1.9% for condominiums.

|X| Factors Affecting Investments in Massachusetts Securities.

Budgetary Control. Massachusetts law requires the Legislature and the Governor to approve a balanced budget for each fiscal year, which contains a statement of all proposed expenditures of the Commonwealth for the upcoming fiscal year, and all taxes, revenues, loans and other means by which such expenditures are to be defrayed. The budget begins as a bill that the Governor submits in January (or in the case of a newly elected Governor, not later than early March) to the House of Representatives. The House Ways and Means Committee reviews this budget and then develops its own recommendation. Once debated, amended and voted on by the full House, it then passes its bill to the Senate. The Senate Ways & Means Committee reviews the bill and develops its own recommendation. Once debated, amended and voted on by the Senate, it becomes the Senate’s budget bill. House and Senate leadership then assign members to a joint “conference committee” to negotiate the differences between the House and Senate bills, and the conference committee returns its bill to the House and then the Senate for final approval. The Senate then passes the bill to the Governor who has ten days to review and approve it, or make vetoes or reductions. The Governor may approve or veto the entire budget, or certain line items or sections, but may not add anything. The House and the Senate may vote to override the Governor’s vetoes. Overrides require a two-thirds majority in each chamber. The Governor may approve no supplementary appropriation bills that would result in an unbalanced budget. However, this is a statutory requirement that may be superseded by an appropriation act.

     Commonwealth Revenues. In order to fund its programs and services, the Commonwealth collects a variety of taxes and receives revenues from other non-tax sources, including the federal government and various fees, fines, court revenues, assessments, reimbursements, interest earnings and transfers from its non-budgeted funds which are deposited in the General Fund, the Highway Fund and other operating budgeted funds. The Commonwealth’s primary financing source is derived from state taxes. The Commonwealth’s secondary financing sources are the federal government, departmental revenues and transfers from non-budgeted funds. In fiscal year 2007, approximately 64.4% of the Commonwealth’s budgeted operating revenues and other financing sources were derived from state taxes. In addition, the federal government provided approximately 21.6% of such revenues, with the remaining 14% provided from departmental revenues and transfers from non-budgeted funds. The Commonwealth’s budget is established using the statutory basis of accounting which differs from GAAP.

     Capital Expenditures. Capital expenditures are primarily financed with debt proceeds and federal grants. Authorization for capital investments requires approval by the Legislature, and the issuance of debt must be approved by a two-thirds vote of each house of the Legislature. Upon such approval to issue debt, the Governor submits a bill to the Legislature, as required by the state constitution, to set the terms and conditions of the borrowing for the authorized debt. The State Treasurer issues authorized debt at the request of the Governor, and the Governor, through the Secretary of Administration and Finance, controls the amount of capital expenditures through the allotment of funds pursuant to such authorizations. Through the capital budget, the Commonwealth funds a wide range of public assets, including:

➢	State highways and bridges

➢	Public safety facilities and equipment

➢	State parks and playgrounds

➢	Affordable housing

➢	Courthouses and prisons

➢	Convention centers

➢	State office buildings

➢	Local economic development, public works and library projects

➢	Protection of valuable open space resources

➢	Higher education facilities at the University of Massachusetts, state and community colleges

Although state finance law generally does not create priorities among types of payments to be made by the Commonwealth in the event of a cash shortfall, the Comptroller has developed procedures, in consultation with the State Treasurer and the Executive Office for Administration and Finance, for prioritizing payments based on state finance law and sound fiscal management practices. Under those procedures, debt service on the Commonwealth’s bonds and notes is given the highest priority among the Commonwealth’s various payment obligations.

      |X| The 2007 Fiscal Year Results. At the end of fiscal year 2007, the total ending fund balance in the budgeted operating funds was $2.901 billion and “consolidated net surplus” was $190.9 million. Total reported budgeted expenditures and other uses for the fiscal year 2007 were $ 29.476 billion. Tax collections for fiscal year 2007 totaled $19.736 billion, an increase of $1.2 billion or 6.8% over fiscal year 2006. In fiscal year 2007, there was continuing strength in withholding tax collections which increased 6.7%. Baseline sales tax collections, dragged down by declining motor vehicle sales and weakness in the housing sector, were up only 0.8%. Corporate and business collections were up 11.2% baseline in fiscal year 2007, down from 31% in fiscal year 2006.

      |X| The 2008 Fiscal Year Results and Projections. The budget balance for the end of fiscal year 2008 is projected to decrease to $2.294 billion. Total expenditures projected for the fiscal year 2007 are estimated to increase to $31,821 billion. Tax collections for the first eleven months of fiscal 2008, ended May 31, 2008, totaled $18.617 billion, an increase of $1.174 billion, or 7.2%, over the same period in fiscal 2007. This increase over the prior year is attributable in large part to an increase in withholding collections, income tax estimated payments and income tax payments with returns and extensions, sales and use tax collections and one-time and other corporate and business tax collections. Economic forecasts have suggested that economic output growth will slow, from a 2.2% annual rate in the fourth quarter of 2007 to a 1.7% annual rate through June of 2008. Total tax revenues for fiscal year 2008 are projected to be approximately $20.225 billion (which projection does not take into account $632 million in year-to-date collections through May 2008 that are over the year-to-date benchmark).

      |X| Fiscal 2009 Budget Projections and Proposals. Total expenditures projected for the fiscal year 2009 are estimated to decrease to $27.926 billion, with a total consensus tax revenue estimate of $20.987 billion. On January 8, 2008, the Secretary of Administration and Finance and legislative leaders announced agreement on this tax revenue estimate. The estimate assumed that the national and state economies will both experience slowdowns through June, 2009, but that both will avoid a recession. Specifically, the consensus forecast was based on the following projections, which were current as of December 13, 2007:

➢	The national economy was expected to experience a slowdown during fiscal 2009, with real gross domestic product (GDP) growth of 2.2%, versus 2.3% GDP growth in fiscal 2008.

➢	Massachusetts gross state product was also expected to slow, from a growth rate of 2.2% to 2.4% in fiscal 2008 to between 1.8% and 2.2% in fiscal 2009.

➢

Massachusetts employment was expected to grow 0.6% in fiscal 2009, compared to 1.0% in fiscal 2008, and Massachusetts wages and salaries were expected to increase 4.5% in fiscal 2009, compared to 5.7% in fiscal 2008.

➢	Massachusetts personal income was expected to rise 4.6% in fiscal 2009, compared to 5.7% in fiscal 2008.

➢	Massachusetts retail sales were expected to grow by 2.6% in fiscal 2009, compared to 3.2% in fiscal 2008.

➢

After growing by 9.2% in fiscal 2007, corporate profits at the national level were expected to decline moderately in fiscal 2008, but then recover in fiscal 2009. Corporate profits were projected to grow between 1.3% and 3.7% in fiscal 2009, compared to fiscal 2008 (there are no forecasts for state corporate profits).

➢	Massachusetts capital gains taxes, which grew by about 6.6% in fiscal 2007, were expected to decline slightly in fiscal 2008 and then remain flat in fiscal 2009.

Subsequent forecasts have suggested that certain of these assumptions may be overly optimistic.

     The fiscal year 2009 budget was not approved by July 1, the beginning of Massachusetts’ fiscal year, which necessitated approval of a temporary budget for the first two weeks of July; however, on July 3, 2008, the Legislature enacted a fiscal year 2009 budget of $27.9 billion. Governor Deval Patrick has 10 days to approve or veto it (or veto certain items). After this ten day period, the House and Senate, by two-thirds majority, may vote to override the Governor’s vetoes. The budget approved by the Legislature increases funding for local aid, education and health care. The budget uses money from the state Stabilization Fund to cover a deficit of over $500 million. The Legislature also enacted legislation to increase revenues from tobacco and business taxes. The budget assumes that negotiations with the federal government regarding extension of Medicaid waivers will be successful. If that is not the case, the deficit would be significantly increased.

|X| Commonwealth Indebtedness. Under its constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be repaid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the Legislature present and voting thereon. The constitution further provides that borrowed money shall not be expended for any other purpose than that for which it was borrowed or for the reduction or discharge of the principal of the loan. In addition, the Commonwealth may give, loan or pledge its credit by a two-thirds vote of the members of each house of the Legislature present and voting thereon, but such credit may not in any manner be given or loaned to or in aid of any individual, or of any private association, or of any corporation that is privately owned or managed.

The Commonwealth has waived its sovereign immunity and consented to be sued on contractual obligations, which term includes bonds and notes issued by it and all claims with respect thereto. However, the property of the Commonwealth is not subject to attachment or levy to pay a judgment, and the satisfaction of any judgment generally requires legislative appropriation. Enforcement of a claim for payment of principal of or interest on bonds and notes of the Commonwealth may also be subject to the provisions of federal or Commonwealth statutes, if any, hereafter enacted extending the time for payment or imposing other constraints upon enforcement, insofar as the same may be constitutionally applied. The United States Bankruptcy Code is not applicable to states. The Commonwealth has statutory limits on the amount of outstanding “direct” bonds (i.e., excluding bonds to be refunded with the proceeds of the issuance of refunding bonds). The statutory limit on “direct” bonds during fiscal 2007 is approximately $15.6 billion. By law, certain kinds of bonds issued by the Commonwealth may not be subject to this limitation.

The Commonwealth is authorized to issue three types of debt directly – general obligation debt, special obligation debt and federal grant anticipation notes. General obligation debt is secured by a pledge of the full faith and credit of the Commonwealth. Special obligation debt may be secured either with a pledge of receipts credited to the Highway Fund or with a pledge of receipts credited to the Convention Center Fund. Federal grant anticipation notes are secured by a pledge of federal highway construction reimbursements. The Commonwealth reported that, as of January 2, 2008, it had a total of $19.298 billion in long-term debt outstanding, including $16.422 billion of general obligation debt, $1.272 billion of special obligation debt, and $1.602 billion of federal grant anticipation notes.

The Commonwealth is also authorized to pledge its credit in aid of and provide contractual support for certain independent authorities and political subdivisions within the Commonwealth. These Commonwealth liabilities are classified as either (a) general obligation contract assistance liabilities, (b) budgetary contractual assistance liabilities or (c) contingent liabilities.

General obligation contract assistance liabilities arise from statutory requirements for payments by the Commonwealth to the Massachusetts Water Pollution Abatement Trust and the Massachusetts Turnpike Authority that are used by such entities to pay a portion of the debt service on their outstanding bonds. Such liabilities constitute a pledge of the Commonwealth’s credit for which a two-thirds vote of the Legislature is required.

Budgetary contract assistance liabilities arise from statutory requirements for payments by the Commonwealth under capital leases, including leases supporting certain bonds issued by the Chelsea Industrial Development Financing Authority and the Route 3 North Transportation Improvements Association and other contractual agreements, including a contract supporting certain certificates of participation issued for Plymouth County. Such liabilities do not constitute a pledge of the Commonwealth’s credit.

Contingent liabilities relate to debt obligations of independent authorities and agencies of the Commonwealth that are expected to be paid without Commonwealth assistance, but for which the Commonwealth has some kind of liability if expected payment sources do not materialize. These liabilities consist of guaranties and similar obligations with respect to which the Commonwealth’s credit has been pledged, as in the case of certain debt obligations of the MBTA, the Woods Hole, Martha’s Vineyard and Nantucket Steamship Authority and the higher education building authorities; and of statutorily contemplated payments with respect to which the Commonwealth’s credit has not been pledged, as in the case of the Commonwealth’s obligation to replenish the capital reserve funds securing certain debt obligations of the Massachusetts Housing Finance Agency and the Commonwealth’s obligation to fund debt service, solely from monies otherwise appropriated for the affected institution, owed by certain community colleges and state colleges on bonds issued by the Massachusetts Health and Education Facilities Authority and the Massachusetts State College Building Authority.

The ability of the Commonwealth to meet is obligations will be affected by future social, environmental and economic conditions, among other things, as well as by legislative policies and the financial condition of the Commonwealth. Many of these conditions are not within the control of the Commonwealth.

|X| Independent Authorities and Agencies. The Legislature has established independent authorities and agencies within the Commonwealth, the budgets of which are not included in the Commonwealth’s annual budget. The Governmental Accounting Standards Board (GASB) Statement 14 articulates standards for determining significant financial or operational relationships between the primary government and its independent entities. In fiscal year 2007, the Commonwealth had significant operational or financial relationships, or both, as defined by GASB Statement 14, as amended, with 34 of these authorities.

|X| Local Aid. The Commonwealth makes substantial payments to its cities, towns, and regional school districts (local aid) to mitigate the impact of local property tax limits on local programs and services. Local aid payments to cities, towns and regional school districts take the form of both direct and indirect assistance. Direct local aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts as reported on the so-called “cherry sheet” prepared by the Department of Revenue, excluding certain pension funds and non-appropriated funds. In fiscal 2008, approximately 17.5% of the Commonwealth’s projected budgeted spending is estimated to be allocated to direct local aid.

     As a result of comprehensive education reform legislation enacted in June 1993, a large portion of general revenue sharing funds are earmarked for public education and are distributed through a formula specified in Chapter 70 of the General Laws designated to provide more aid to the Commonwealth’s poorer communities. The legislation requires the Commonwealth to distribute aid to ensure that each district reaches at least a minimum level of spending per public education pupil. Since fiscal 1994, the Commonwealth has fully funded the requirements imposed by this legislation. Beginning in fiscal 2007, the Legislature implemented a new model for the Chapter 70 program which was adjusted to resolve aspects of the formulas that were perceived to be creating inequities in the aid distribution. For fiscal 2008, the second year of this five-year model, the Commonwealth will provide a total of $3.726 billion of state aid through the Chapter 70 program.

     The State Lottery and Additional Assistance programs, which comprise the other major components of direct local aid, provide unrestricted funds for municipal use. In fiscal 2008, cities and towns will receive $935.0 million in aid from the State Lottery Fund. Based on projected revenues that support these distributions, the fund will run a deficit of $124.2 million in fiscal 2008.

In addition to direct local aid, the Commonwealth has provided substantial indirect aid to local governments, including, for example, payments for MTBA assistance and debt service, pensions for teachers, funding for road construction, and the costs of courts and district attorneys that formerly had been paid by the counties.

|X|     Ratings of the Commonwealth’s Securities. As of July 2008, Standard & Poor’s, Fitch and Moody’s rated the Commonwealth’s general obligation bonds “AA,” “AA,” and “Aa2,” respectively. These ratings remained unchanged from prior years’ ratings. Ratings reflect only the respective views of such rating agencies, and an explanation of the significance of such ratings may be obtained from the rating agency furnishing the same. There is no assurance that a rating will continue for any given period of time or that a rating will not be revised or withdrawn entirely by any or all of such rating agencies, if, in its or their judgment, circumstances so warrant. A downward revision or withdrawal of a rating could have an adverse effect on the market prices of the Commonwealth and municipal securities in which the Fund invests.

|X|     Pending Litigation and Regulatory Inquiries. There are pending in state and federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. In the opinion of the Attorney General of the Commonwealth, no litigation is pending or, to her knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition. From time to time actions may be brought against the Commonwealth by the recipients of governmental services, particularly recipients of human services benefits, seeking expanded levels of services and benefits, and by the providers of such services challenging the Commonwealth’s reimbursement rates and methodologies. To the extent that any such actions result in judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating and capital expenditures might be needed to implement such judgments. In addition, there are several tax cases pending that could result in significant refunds if taxpayers prevail. Other suits relate to, among other things, other revenue sources and environmental issues. In addition, in January, 2008, the Attorney General and United States Attorney resolved potential criminal and civil claims in connection with the Central Artery/Ted Williams Tunnel project against Bechtel/Parsons Brinckerhoff for $399 million. A settlement was also reached with design consultants for another $51 million to resolve certain cost recovery issues associated with the design of the project. In total, the Attorney General and the United States Attorney recovered $458 million, including interest. The majority of the $458 million will be held in a new state Central Artery/Tunnel Project Repair and Maintenance Trust Fund to provide for future non-routine repairs and maintenance of the Central Artery and Ted Williams Tunnel.

Special Investment Considerations - Michigan Municipal Securities. As explained in the Prospectus, the Michigan Municipal Fund will invest most of its assets in securities by or on behalf of the State of Michigan and its subdivisions, agencies, instrumentalities or authorities. The Fund is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Michigan obligations. The following information on risk factors in concentrating in Michigan municipal securities is only a summary, based on information provided by the State of Michigan in publicly-available official statements relating to offerings by the State of Michigan and publicly-available data on or prior to July 10, 2008. No representation is made as to the accuracy of this information.

Michigan. Although the state’s economy has diversified, Michigan’s economy is still heavily dependent upon certain industries, especially automobile, manufacturing and related industries. Any downturn in these industries may adversely affect the economy of the state. Michigan has reported balanced budgets after substantial reductions in expenditures and some revenue enhancements for the last four years.

Recently, the state’s economy has been affected by changes in the auto industry, notably declining Big 3 motor vehicle sales, consolidation and plant closings resulting from productivity gains, competitive pressures and over-capacity. Similar changes in the future could adversely affect state revenues and more severely affect the revenues of the municipalities, authorities and other instrumentalities in the areas in which plants are closed, which may include municipalities, authorities and instrumentalities that have issued municipal securities held as Michigan Municipal Fund investments.

|X|     Factors Affecting Investments in Michigan Municipal Securities

Economic Characteristics. The economy of the state has proven to be cyclical, due primarily to the fact that the leading sector of the state’s economy is the manufacturing of durable goods. Employment in the durable goods manufacturing sector was approximately 474,400 and non-durable goods manufacturing employment was approximately 142,000 in 2007. Total state employment in calendar year 2007 averaged 4,660,000 and total manufacturing employment averaged 616,000 that year. The state’s average unemployment rate for calendar year 2007 was 7.2 percent, up from 6.9 percent in 2006 and 3.7 percent in 2000.

Motor vehicle and motor vehicle parts employment is an important component of Michigan’s economy. The combined motor vehicle and motor vehicle parts employment totaled 189,800 in 2006, down from 203,000 in 2006 and 224,100 in 2005. Recently, the state’s economy has been affected by changes in the auto industry, notably declining Big 3 motor vehicle sales, consolidation and plant closings resulting from productivity gains, competitive pressures and over-capacity. Similar changes in the future could adversely affect state revenues and more severely affect the revenues of the municipalities, authorities and other instrumentalities in the areas in which plants are closed, which may include municipalities, authorities and instrumentalities that have issued municipal securities held as Fund investments.

State Fiscal Matters - General. In 1978, Michigan’s Constitution was amended to limit the amount of total state revenues raised from taxes and other sources. State revenues (excluding federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of personal income in the prior calendar year or average of the prior three calendar years, whichever is greater. The percentage is fixed by the amendment to equal the ratio of the 1978-79 fiscal year revenues to total 1977 state personal income. If any fiscal year revenues exceed the revenue limitation by one percent or more, the entire amount of such excess shall be rebated in the following fiscal year’s personal income tax or single business tax. Any excess of less than one percent may be transferred to the state’s Budget Stabilization Fund.

Michigan’s Constitution provides that the proportion of state spending paid to all units of local government to total state spending may not be reduced below the proportion in effect in the 1978-79 fiscal year. If such spending does not meet the required level in a given year, an additional appropriation for local governmental units is required by the “following fiscal year,” which means the year following the determination of the shortfall, according to an opinion issued by the State’s Attorney General. Michigan’s Constitution also requires the state to finance any new or expanded activity of local governments mandated by state law.

The state may raise taxes in excess of the limit for emergencies when deemed necessary by the Governor and two-thirds of the members of each house of the Legislature.

State expenditures are not permitted by the state’s Constitution to exceed available revenues.

Tax Revenues. Michigan currently levies a 6 percent sales tax on retail sales with certain exceptions for items such as food and prescription drugs and a 6 percent use tax on the privilege of using, storing and consuming tangible personal property, services of intrastate telephone, telegraph or other leased wire communications, transient hotel and motel rooms and rentals of tangible personal property. A constitutional amendment is required to increase the sales tax rate. A ballot proposal approved by the electorate on March 15, 1994, increased the sales and use tax rates from 4 percent to 6 percent and constitutionally dedicated revenues from the 2 percentage point rate increase to the state’s School Aid Fund. Of the remaining sales tax revenues generated by the 4 percentage point rate, 60 percent of collections is distributed to the School Aid Fund for operating aid to local school districts in the state. An additional 15 percent of the revenues generated by the 4 percentage point rate is constitutionally dedicated to local units of government for general operating purposes.

Michigan levies a flat rate tax on the adjusted gross income of individuals, estates and trusts. The income tax rate was 4.4 percent for tax years 1995 through 1999. The rate was reduced to 4.2 percent for tax years 2000 and 2001, to 4.1 percent for 2002 and 4.0 percent for 2003. The rate remained at 4.0 percent for the first six months of tax year 2004 and was reduced to 3.9 percent on July 1, 2004. The rate was increased to 4.35% effective October 1, 2007. Effective October 1, 1996, 23 percent of gross income tax collections before refunds were earmarked to the School Aid Fund, with the remainder dedicated to the State General Fund. The percentage earmarked to the School Aid Fund rose in proportion to the rate cuts so that the rate cuts would not reduce the amount dedicated to the School Aid Fund. The School Aid Fund now receives 25.95 percent of gross income tax collections before refunds.

Michigan levies a 6 mill statewide property tax known as the state education tax (“SET”). The proceeds of the SET are deposited into the State’s School Aid Fund. Other taxes levied by the state include a tax on real estate transfers, various motor fuel taxes, taxes on beer, wine and liquor and cigarettes and other tobacco products, and a number of smaller taxes. A portion of some of these taxes is dedicated for specific purposes, including payments to local units of government and school districts.

Beginning in 1976 through December 31, 2007, Michigan imposed the Single Business Tax (“SBT”). The SBT was a value-added tax imposed on all business activities with annual adjusted gross receipts of $350,000 or more. In 1999, legislation was passed completely phasing out the SBT. Legislation enacted on August 9, 2006 repealed the SBT after December 31, 2007, two years earlier than previously scheduled. On July 12, 2007, the Governor signed legislation creating the Michigan Business Tax (“MBT”) beginning in 2008. The MBT, in general, has two weighted components: one at 0.8 percent times adjusted gross receipts and the second at 4.95 percent times net profits. There are two additional components for insurance companies and financial institutions. There is also an additional MBT surcharge of 21.99% of a taxpayer’s liability before credits. The surcharge is imposed until January 2017.

General Fund. Michigan’s General Fund receives those revenues of the state not specifically required to be included in other funds. General Fund revenues are obtained approximately 51 percent from the payment of state taxes and 49 percent from federal and non-tax revenue sources. General Fund revenues are segregated into two categories for accounting purposes: General Purpose and Special Purpose. Because the state accounts for these expenditures on a consolidated basis, it is not possible to segregate expenditures as related to the General Purpose portion or Special Purpose portion of total General Fund expenditures.

General Purpose revenues consist primarily of that portion of taxes and federal aid not dedicated to any specific purpose. General Purpose revenues account for approximately 38 percent of total General Fund revenues.

Special Purpose revenues consist primarily of federal aid, taxes and other revenues dedicated to specific purposes. Special Purpose Revenues account for approximately 62 percent of total General Fund revenues. Federal aid accounted for approximately 69 percent of Special Purpose revenues. The State estimated that approximately three-fourths of the State’s federal aid revenues require matching grants by the State. The percentage of State funds to total expense in programs requiring matched funds varies generally between 10 and 50 percent.

Approximately two-thirds of total General Fund expenditures are made for education, and by the Department of Human Services and by the Department of Community Health.

State support of public education consists of aid to local and intermediate school districts, charter schools, state universities, community colleges and the Department of Education, which is responsible for administering a variety of programs which provide additional special purpose funding for local and intermediate school districts.

The Department of Human Services and the Department of Community Health administer economic, social and medical assistance programs, including Medicaid and the Temporary Assistance to Needy Families (“TANF”) block grant, which represent the major portion of social services expenditures. The TANF grant requires state contributions tied to a 1994 maintenance of effort level. The Medicaid program continues on a matching basis, i.e., with federal funds supplying more than 50 percent of the fund.

General Fund - Resources and Expenditures. Starting in 2001, Michigan has experienced an economic downturn, which has adversely affected state revenues. In each of the fiscal years ending September 2001 through 2007, the state ended the year with its General Fund in balance, by among other actions, accounting adjustments, changing the timing of revenue receipts, substantially depleting the BSF and cutting expenditures in a number of areas, including payments to counties, cities and other local units of government and school districts and public institutions of higher education.

The state reported that actual General Fund-General Purpose total available resources (including tax revenue, non-tax revenue and other resources) were $9.251 billion in fiscal year 2006-07, 9.445 billion in fiscal year 2006-07 and were projected to be $9.246 in fiscal year 2007-08.

The state reported that actual General Fund-General Purpose total expenditures were $9.248 billion in fiscal year 2005-06, $9.186 billion in fiscal year 2006-07 and were projected to be $9.856 billion in fiscal year 2007-08. In June 2008, the Governor projected an estimated General Fund gap of $235 million for fiscal year 2008-09, which the Governor proposed to address through a combination of transfers and budget cuts. Bills to implement the fiscal year 2008-09 budget are still in negotiation in the Legislature.

The state currently projects that the General Fund will be in balance on September 30, 2008, the close of the current fiscal year.

|X|     The 2007-08 Fiscal Year

Economic Outlook

Michigan’s economic forecast in January of 2008 for calendar years 2008 and 2009 projected slower growth in 2008 and 2009 compared to 2007. Real GDP was projected to grow 1.8 percent in 2008 and 2.5 percent in 2009, on a calendar year basis. Light vehicle sales were projected to total 15.7 million units in 2008 and 16.0 million units in 2009.

The forecast assumed continued inflation. The U.S. Consumer Price Index was projected to increase by 2.8 percent in 2008 and 2.5 percent in 2009. Ninety-day T-bill rates were expected to average 3.5 percent in 2008 and 4.0 percent in 2009. The United States’ unemployment rate was projected to average 5.1 percent in 2008 and 5.3 percent in 2009.

Total Michigan wage and salary employment was projected to decrease 1.9 percent in 2008 and 0.8 percent in 2009 The State’s unemployment rate was projected to average 8.2 percent in 2008 and 8.7 percent in 2009.

2007-08 Budget. The Governor’s executive budget for the fiscal year commencing October 1, 2007 was submitted to the Legislature on February 8, 2008. The Legislature is still considering various parts of the budget.

■	Michigan’s General Obligation Debt

Michigan’s Constitution limits state general obligation debt to (i) short-term debt for state operating purposes, (ii) short and long-term debt for the purpose of making loans to school districts, and (iii) long-term debt for voter-approved purposes.

Short-term debt for operating purposes is limited to an amount not to exceed 15 percent of undedicated revenues received during the preceding fiscal year. Under the state Constitution as implemented by statutory provisions, such debt must be authorized by the State Administrative Board and issued only to meet obligations incurred pursuant to appropriation and must be repaid during the fiscal year in which incurred. Such debt does not require voter approval.

The amount of debt incurred by the state for the purpose of making loans to school districts is recommended by the State Treasurer, who certifies the amounts necessary for loans to school districts. The bonds may be issued in whatever amount is required without voter approval. All other general obligation bonds issued by the state must be approved as to amount, purpose and method of repayment by a two-thirds vote of each house of the Legislature and by a majority vote of the public at a general election. There is no limitation as to number or size of such general obligation issues.

There are also various state authorities and special purpose agencies created by the state which issue bonds secured by specific revenues. Such debt is not a general obligation of the state.

The state has issued and has outstanding general obligation full faith and credit bonds and notes for environmental and natural resource protection, recreation and school loan purposes.

Michigan reported that as of the fiscal year ended September 30, 2006, the State had $1.463 billion in general obligation bonds outstanding. Debt service (principal and interest due) on the state’s general obligation bonds was reported to have been $146.3 million as of September 30, 2007 and was forecast to be $108.5 million and $194.2 million as of September 30, 2007 and September 30, 2008, respectively.

■	Litigation

Michigan is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the state, substantially affect state programs or finances. These lawsuits involve programs generally in the areas of corrections, tax collection, commerce and budgetary reductions to school districts and governmental units and court funding. Relief sought includes damages in tort cases generally, alleviation of prison overcrowding, improvement of prison medical and mental health care and refund claims under state taxes. The state is also a party to various legal proceedings which, if resolved in the state’s favor would result in contingency gains to the state’s General Fund balance, but without material effect upon Fund balance. The ultimate dispositions and consequences of all of these proceedings are not presently determinable.

|X|     Pensions and Other Post-Employment Benefits

Michigan administers all of the following defined benefit pension plans: Legislative Retirement System (LRS); State Police Retirement System (SPRS); State Employees’ Retirement System (SERS); Public School Employees’ Retirement System (MPSERS); Judges’ Retirement System (JRS); and Military Retirement Plan (MRP).

The state makes legally required contributions only to the SPRS, SERS, JRS, LRS and MRP. The State does not contribute to MPSERS, which is a cost-sharing multi-employer system. The contributions for probate judges in the Judges’ Retirement System are non-employer contributions to cost-sharing multiple-employer defined benefit pension systems. The contributions to all other systems are employer contributions to defined benefit systems. However, the state does not make actuarially computed contributions to the MRP. MRP benefits, which are funded on the pay-as-you-go basis, are paid from the General Fund.

In addition to pension benefits, the State is required to provide certain other post-employment benefits (collectively, “OPEB”) to many of its retired employees. Health, dental and vision benefits, as well as life insurance coverage, are provided to retirees of all pension plans to which the state makes required contributions, except MRP. Those benefits are funded on a pay-as-you-go basis, except for LRS. Life insurance benefits for LRS are pre-funded as part of the pension fund.

The Government Accounting Standards Board has promulgated accounting and financial reporting standards (“GASB Statement No. 45”), which require accrual-based measurement and recognition of OPEB cost over a period that approximates employees’ years of service and provides information about actuarial accrued liabilities associated with OPEB. The State is required to adopt the standards set forth in GASB Statement No. 45 for the first time for its 2007-08 fiscal year.

The State obtains an actuarial valuation conducted by an independent consulting firm annually with respect to OPEB costs for plans administered by the State, other than LRS. The actuarial valuation is unrelated to the State’s compliance with GASB Statement No. 45. The significant actuarial assumptions on which such actuarial valuation is based are the same as the actuarial assumptions for the State’s pension plans, which actuarial assumptions may differ significantly from those required by GASB Statement No. 45. Accordingly, the results of the annual actuarial valuation of OPEB obtained by the state may differ significantly from the results of an actuarial valuation that complies with GASB Statement No. 45.

For additional information on Michigan’s pension and other post retirement benefit matters, see that portion of the Official Statement dated April 24, 2008 for State of Michigan General Obligation Refunding Bonds (Environmental Program), Series 2008C and $1,140,000 State of Michigan General Obligation Refunding Bonds (Environmental Program), Series 2008D (Federally Taxable) contained in Appendix I thereto labeled “RETIREMENT FUNDS”, which official statement speaks only as of its date, and has been filed with each Nationally Recognized Municipal Securities Information Repository, the State Information Depository for Michigan and the Municipal Securities Rulemaking Board.

■	Ratings of the State’s Securities

As of July 10, 2008, Moody’s, Standard & Poor’s and Fitch have assigned Michigan’s general obligations bonds ratings of “Aa3,” “AA-,” and “AA-,” respectively.

These ratings have been assigned based on the creditworthiness of the state. Explanations of the significance of such ratings may be obtained only from the rating agencies furnishing the same. Each rating expresses only the view of such respective rating agency. There can be no assurance that such ratings will continue for any given time or that such ratings will not be revised or withdrawn. A revision or withdrawal of any of the ratings may have an adverse material affect on the market of the state and municipal securities in which the Michigan Municipal Fund invests.

■	Local Issuances

Investors should note that the creditworthiness of obligations issued by local Michigan issuers may be unrelated to the creditworthiness of obligations issued by the state and that there may be no obligation on the part of the state to make payment on such local obligations in the event of default.

Although all or most of the bonds in the Michigan Municipal Fund are revenue obligations or general obligations of local governments or authorities rather than general obligations of the State of Michigan itself, there can be no assurance that any financial difficulties the state may experience will not adversely affect the market value or marketability of the bonds or the ability of the respective obligors to pay interest on or principal of the bonds, particularly in view of the dependency of local governments and other authorities upon state aid and reimbursement programs and, in the case of bonds issued by the State Building Authority, the dependency of the State Building Authority on the receipt of rental payments from the state to meet debt service requirements upon such bonds.

Special Investment Considerations - Minnesota Municipal Securities. As explained in the Prospectus, the Fund’s investments are highly sensitive to the fiscal stability of the State of Minnesota (referred to in this section as “Minnesota” or the “State”) and its subdivisions, agencies, instrumentalities or authorities, which issue the municipal securities in which the Fund invests. The following information on risk factors in concentrating in Minnesota municipal securities is only a summary, based on information provided by Minnesota in publicly-available statements relating to offerings by Minnesota on or prior to July 26, 2007 and economic updates on or prior to July 2008. No representation is made as to the accuracy of this information.

      Population

     Bordered by Canada on the north, Lake Superior and Wisconsin on the east, Iowa on the south, and North and South Dakota on the west, Minnesota is the 12th largest and 21st most populous state in the Union. Minnesota population grew from 4,390,000 in 1990 to 4,934,000 in 2000 at an average annual compound rate of 1.2 percent. In comparison, U.S. population also grew at an annual compound rate of 1.2 percent during this period. Between 2000 and 2006, Minnesota population grew at an annual compound rate of 0.8 percent, compared to 1.0 percent for the U.S. Minnesota's population is currently forecast by the U.S. Department of Commerce to grow at an average annual compound rate of 0.79 percent between 2005 and 2030, compared to 0.83 percent nationally.

      Employment Growth In The State

     In the period 1990 to 2000, overall employment growth in Minnesota exceeded national growth. Manufacturing has been a strong sector, with Minnesota employment outperforming its U.S. counterpart in both the 1990-2000 and 2000-2006 periods. In the 1990 to 2000 period, total employment in Minnesota increased 23.9 percent while increasing 19.9 percent nationally. Non-farm employment data indicate the recession which began in July 1990 was less severe in Minnesota than in the national economy, and that Minnesota’s recovery was more rapid than the nation’s. The recent recession and recovery presents a mixed picture. For the 2000 to 2003 period, Minnesota non-farm employment declined 0.9 percent compared to a decline of 1.4 percent nationally. However, in the 2003 to 2006 period, Minnesota non-farm employment grew 2.8 percent compared to 4.7 percent nationally.

      Structure of the State’s Economy

     Diversity and a significant natural resource base are two important characteristics of Minnesota's economy. When viewed in 2006 at a highly aggregative level of detail, the structure of the state’s economy parallels the structure of the U.S. economy as a whole. State employment in fourteen major sectors was distributed in approximately the same proportions as national employment. In all sectors, the share of total state employment was within two percentage points of national employment share.

     Some unique characteristics of the state’s economy are apparent in employment concentrations in industries that comprise the durable goods and non-durable goods manufacturing categories. In the durable goods industries, the state’s employment in 2006 was highly concentrated in the fabricated metals, machinery, and computers and electronics categories. Of particular importance is the computers and electronics category in which 24.3 percent of the state’s durable goods employment was concentrated in 2006, as compared to 14.6 percent for the U.S. as a whole. The emphasis is partly explained by the location in the state of Unisys, IBM, Seagate Technology, and other computer equipment manufacturers which are included in the computers and electronics classification. The miscellaneous manufacturing category includes Medtronic, St. Jude Medical and other manufacturers of medical devices.

     The importance of the State’s rich resource base is apparent in the employment mix in non-durable goods industries. In 2006, 35.3 percent of the State’s non-durable goods employment was concentrated in food manufacturing. This compares to 28.6 percent in the national economy. Food Manufacturing relies heavily on renewable resources in the state. Over half of the state’s acreage is devoted to agricultural purposes. Printing and Related and Paper, Plastics and Rubber Products are also relatively more important in the state than in the U.S. Mining is currently a less significant factor in the state economy than it once was. However, Minnesota retains vast quantities of taconite as well as copper, nickel, cobalt, and peat which may be utilized in the future.

|X|     Factors Affecting Investments in Minnesota Municipal Securities.

     The State’s Economy. Since 1990, state per capita personal income has usually been within ten percentage points of national per capita personal income. The state’s per capita income has generally remained above the national average. In 2006, Minnesota per capita personal income was 106.7 percent of its U.S. counterpart.

     In the level of personal income per capita, Minnesota ranked second among twelve neighboring states in 1990 and first in 2006. During the period 1990 to 2000, Minnesota ranked first in growth of personal income and fifth during the period 2000 to 2006. Minnesota ranked ninth in personal income growth among neighboring states in 2005-2006. Over the period 1990 to 2000, Minnesota non-farm employment grew 25.7 percent while the entire north central region grew 18.6 percent. During the 2000-2006 period, Minnesota non-farm employment grew 2.8 percent, while regional employment declined 1.2 percent.

     During 2005 and 2006, the State’s monthly unemployment rate was generally less than the national unemployment rate, averaging 4.1 percent in 2005, as compared to the national average of 5.1 percent. In 2006, Minnesota’s unemployment rate averaged 4.0 percent, compared to the national average of 4.6 percent. In the first four months of 2007, Minnesota’s unemployment rate exceeded the national rate and then slipped slightly below the nation’s in May 2007.

Fiscal Matters – General. The State’s constitutionally prescribed fiscal period is a biennium, and the state adopts budgets on a biennial basis. Each biennium ends on June 30 of an odd-numbered year and includes two fiscal years, each beginning on July 1 and ending on June 30. The biennium which began on July 1, 2005 and which ended on June 30, 2007, is referred to herein as the “Previous Biennium.” The biennium which began on July 1, 2007 and which will end on June 30, 2009, is referred to herein as the “Current Biennium.” The biennium which will begin July 1, 2009 and will end on June 30, 2011 is referred to herein as the “Next Biennium.” Major operating budget appropriations for each biennium are enacted during the final legislative session of the immediately preceding biennium (in odd-numbered calendar years). Appropriations for the Current Biennium were enacted by the 2007 Legislature ending in May 2007. Supplemental appropriations and changes in revenue measures are usually adopted during legislative sessions in even-numbered calendar years.

     The Department of Finance has developed planning estimates for the Next Biennium, based upon the Current Biennium revenue and expenditure forecasts and existing laws. The budget process just outlined, beginning with the development of planning estimates in February 2006, and finishing with gubernatorial approvals and vetoes, describes the process that is generally followed for each biennium. During each biennium, there are four new Revenue and Expenditure Forecasts. Based upon the results of these forecasts, the Governor may recommend tax law and expenditure changes for the biennium for which the changes are recommended to the Legislature. In addition, the Legislature may, also based on these forecasts, approve tax law changes and budget changes for the biennium for which the changes are approved.

     The General Fund accounts for all financial resources except those required to be counted for in another fund. Revenues, expenditures, transfers and fund balance information in budgetary fund statements may differ from those in the State’s GAAP based Comprehensive Annual Financial Report. A cash flow account (the “Cash Flow Account”) was established in the General Fund for the purpose of providing sufficient cash balances to cover monthly revenue and expenditure imbalances. The use of funds in the Cash Flow Account is governed by statute. The Legislature established the Cash Flow Account at $350 million for the Current Biennium.

     A budget reserve account (the “Budget Reserve Account”) was established in the General Fund for the purpose of reserving funds to cushion the State from an economic downturn. The use of funds from the Budget Reserve Account is governed by statute. The Legislature established the Budget Reserve Account at $686 million for the Current Biennium. Of this amount, a special contingent reserve of $33 million was designated for aids to counties to deal with anticipated federal reductions affecting human services case management activities. Previously enacted laws designating the allocation of future forecast positive balances to restore any monies used from the Budget Reserve Account remain unchanged.

      A tax relief account (the “Tax Relief Account”) was established in the General Fund and is treated as a General Fund reserve. The use of the funds from the Tax Relief Account requires legislative action. The 2006 Legislature reduced the Tax Relief Account balance from $317 million to $110 million for the Previous Biennium. Any year-end balance in odd-numbered fiscal years is deposited to the Tax Relief Account. The 2007 Legislature reduced the Tax Relief Account Balance from $110 million to zero.

Current Biennium

      February 2007 Forecast

     The Department of Finance prepared a revised forecast of General Fund revenues and expenditures for the Current Biennium at the end of February 2007.

     Forecast revenues for the Current Biennium were expected to be more than forecast in November 2006. Projected individual income tax receipts were increased, and corporate income tax receipts were increased over November 2006. The sales tax and motor vehicle sales tax forecasts were reduced from November’s estimates. All other resources were higher than forecast in November 2006. Projected current law spending for the Current Biennium also showed little change from the November 2006 forecast. Total spending was projected to be more than projected in November 2006. An increase in forecast human services costs accounted for nearly two-thirds of the change, reflecting projected increases in hospital costs. K-12 education estimates increased due to higher forecast spending for compensatory aid and levy equalization programs. Debt service projections increased, reflecting the effect of slightly higher interest rate forecasts. All other spending increased.

      March 2007 Governor’s Budget Recommendations

     In January 2007, the Governor submitted a proposed budget to the Legislature for the Current Biennium that was based on the November 2006 forecast of General Fund revenues and expenditures (“Current Law”). In March 2007, the Governor’s budget recommendations were updated to reflect changes in forecast revenues and spending resulting from the February 2007 forecast.

     Recommendations were updated to reflect changes in forecasts for K-12 education and human services. Limited new recommendations were directed to improving the long-term budget outlook. Proposed changes included a $44 million increase in transfers from the state’s Health Care Access fund to better match expected enrollment growth in the respective funds and a $23 million gain from additional use of federal funds related to hospital payments. The Governor increased his recommendation for the Budget Reserve Account, raising the proposed level from $700 million to $800 million, 4.5 percent of annual expenditures.

      Revenues Proposed in the Governor’s Budget

     The March 2007 Governor’s recommendation reflected a net decrease in General Fund revenues from the February 2007 forecast for the Current Biennium. The Governor included no general tax increases in his March 2007 recommendations, and the proposed budget provided targeted income and business tax relief that would reduce forecast revenues. Additionally, the Governor proposed dedicating leased vehicle sales tax receipts for transportation purposes along with a sales tax exemption for transportation projects and operations. These changes were expected to reduce general fund tax revenues in the Current Biennium.

      Expenditures Proposed in the Governor’s Budget

     The March 2007 Governor’s recommendation for the Current Biennium increased General Fund spending by $1.933 billion from the February 2007 projected forecast of Current Law. The total recommended spending increase is $3.076 billion (9.8 percent) over the forecast for the Previous Biennium. E-12 education accounts for 40 percent of total General Fund spending. More than one-half of the increases shown result from recommendations to increase the basic education formula by 2 percent per year and funding for a Successful Schools initiative that would provide one-time bonuses, equal to approximately an additional 2 percent on the basic education formula, to schools meeting achievement goals. One-time payments in the Previous Biennium to repay school district payment shifts do not recur and act to reduce growth compared to the Previous Biennium.

     The budget funded forecast Current Law growth in human services attributable to largely growing costs in Medical Assistance, Minnesota’s Medicaid program. Limited additional spending recommended by the Governor represented a combination of changes related to reforming the health care system, improving mental health services, providing rate increases to continuing care providers, and promoting health information technology.

     The Governor’s budget included significant increases both to the state’s higher education systems as well as to student financial aid programs to offset possible tuition increases. Property tax aids and credit payments to local governments and individuals included increases to local government aids as well as property tax refund payments to individuals. A major portion of increased spending for public safety was directed to operations of the state’s correctional facilities and funding increased operating costs in the state’s court systems. An average of 2 percent per year increase from current appropriation levels was recommended for operating agencies compensation costs, as well as significant investments in technology and related operations.

     Current Law provided for a total of $1.003 billion in reserves including the Budget Reserve Account and a separate cash flow account. The Governor recommended increasing the Budget Reserve Account. The Governor also recommended statutory changes to index the budget reserve to growth in General Fund spending. Those recommendations set a goal of 5 percent of annual spending and required that a portion of future forecast balances be automatically deposited in the reserve until the 5 percent goal is met.

      Next Biennium

     The planning estimates for the Next Biennium, based on the March 2007 Governor’s proposed budget, indicate that there would be a structural balance of $844 million, meaning that projected total revenues, excluding any balances carried forward, would exceed total expenditures. The planning estimates are based on projected current law revenues and expenditures as proposed by the Governor, adjusted only for enrollments and caseloads in K-12 education and human services programs, as well as state prison populations. The expenditure estimates do not include adjustments for general inflationary increases.

      2007 Legislative Session

     The 2007 legislative session ended on the constitutional deadline of May 21, 2007. Legislative actions authorizing revenues and spending for the Current Biennium were based on the February 2007 Current Law forecast. The approved budget reflects little change in General Fund revenues from the February 2007 forecast for the Current Biennium. No general tax increases or decreases were included in the adopted budget. The Governor and legislature failed to agree on an omnibus tax bill, resulting in a gubernatorial veto. Revenue provisions in the vetoed omnibus tax bill, however, were largely limited to modifications to taxes paid related to foreign operating corporations. Without these changes, forecast revenues for the biennium increased only slightly from forecast levels, reflecting additional tax compliance revenues and limited fee and other revenue changes occurring in omnibus appropriation bills.

      Expenditures Authorized in the Enacted Budget

     The enacted budget for the Current Biennium increased General Fund spending by $1.871 billion from the February 2007 projected forecast of Current Law The total recommended spending increase is $3.011 billion (9.6 percent) over the forecast for the Previous Biennium. K-12 education accounts for 40 percent of total General Fund spending, increasing $784 million over forecast spending. One-third of the change resulted from increases to the basic education formula of 2 percent in the first year and 1.0 percent in the second year. Slightly over 40 percent of the total change is attributed to increases in special education funding. Significant initiatives in one-time school technology funding, deferred maintenance funding, and increases in kindergarten pupil unit weighting accounted for the remainder of the net increase.

     Health and human services programs account for 28 percent of authorized spending, an increase of $235 million from forecast levels, but $1.453 billion over the Previous Biennium. Primary components of the change included forecast Current Law growth in human services attributable to largely growing costs in Medical Assistance, Minnesota’s Medicaid program. Limited additional spending occurred as a result of expanding Minnesota Care coverage for adults without children. Other changes represented a combination of changes related to improving mental health services, providing 2 percent yearly rate increases to continuing care providers, and promoting electronic health records technology.

`     The enacted budget included significant increases both to the state’s higher education systems as well as to student financial aid programs that acted to reduce possible tuition increases. Property tax aids and credit payments to local governments and individuals, local government aids, as well as property tax refund payments to individuals were left unchanged from forecast current law levels. Proposed increases for these programs had been part of an omnibus tax bill that was vetoed by the Governor. No action left current law local aid credit and refund formulae in place. Finally, a major portion of increased spending for public safety was directed to operations of the State’s correctional facilities, as well as providing for increased operating costs in the State’s court systems, related to caseload increases.

     Budgets for most areas included three percent per year increases from current appropriation levels for potential compensation costs related to bargained labor contracts being negotiated.

     Current law provided for a total of $1.003 billion in reserves, including the Budget Reserve Account and a separate cash flow account. No changes were made to these reserves. A special contingent reserve of $33 million was designated for aids to counties to deal with anticipated federal reductions affecting human services case management activities.

     Final budget actions left an unusually high unexpended, available General Fund balance of $373 million. Executive vetoes of the omnibus tax bill reduced legislative spending by $138 million, as well as deferring a recommended increase to the budget reserve of $150 million. An executive veto of a capital budget bill reduced legislatively approved cash spending for capital projects by $135 million, while reducing debt service spending from forecast levels that assumed a small off-year capital budget.

     Next Biennium

     The planning estimates for the Next Biennium, based on the enacted budget, indicate that there would be a structural balance of $1.144 billion, meaning that projected total revenues, excluding any balances carried forward, would exceed total expenditures for the Next Biennium. The planning estimates are based on projected Current Law revenues and expenditures as proposed by the Governor adjusted only for enrollments and caseloads in K-12 education and human services programs, as well as state prison populations. The expenditure estimates do not include adjustments for general inflationary increases.

      January 2008 Economic Update

     Net general fund revenues totaled $3.008 billion in November and December 2007, $105 million (3.6 percent) more than forecast. Although receipts from all major tax sources were above forecast, some of this positive variance may reflect differences in the timing of receipts, not a stronger than forecast underlying economy. General fund receipts during the past two months are 1.4 percent greater than those in November and December 2006.

     Individual income tax receipts were $48 million (4.3 percent) more than forecast. Much of that positive variance came from withholding receipts which were $39 million (3.9 percent) above forecast. Corporate estimated tax payments were $13 million more than projected and total sales tax receipts $15 million above forecast. The sales tax variance was due to lower than anticipated sales tax refunds. Gross receipts from the sales tax were $443,000 less than forecast. Other tax and non-tax revenues were $35 million (4.3 percent) more than projected.

     Minnesota's labor market was very tight at the close of the decade. Minnesota's unemployment rate averaged just under 3 percent in 1999 and 2000 and payroll employment grew by more than 120,000 jobs during that period. The strong demand for workers was reflected in the proportion of Minnesotans employed. In 2000, 72.6 percent of Minnesotans age 16 or more, were employed. The state’s employment ratio was well above the U.S. average of 64.5 percent.

     By 2006, employment ratios nationally and in Minnesota had fallen back slightly. Nationally, the proportion of the population age 16 or above that was working had fallen by 1.4 percentage points to 63.1 percent. In Minnesota that ratio fell by 2.7 percentage points to 69.9 percent. Recently released data on employment rates by age provides some insights into the decline in Minnesota's employment ratio. That data shows there were only small, offsetting changes in employment rates for Minnesotan’s age 25 through 54. In those age cohorts slightly more than 87 percent of Minnesotan’s were employed in both 2000 and 2006. Nationally, the proportion of the 25 to 54 population working fell by 1.5 percentage points from 81.5 percent to 80 percent.

      July 2008 Economic Update

     Minnesota’s net general fund receipts for fiscal year 2008 are now estimated to total $16.257 billion, $389 million (2.5 percent) more than forecast in February 2008. The individual income tax and the corporate income tax accounted for more than 75 percent of the positive revenue variance. Net sales tax receipts were below forecast by less than 0.1 percent. Much of the $177 million income tax variance came from payments accompanying individual income tax returns for tax year 2007. Those payments, including payments accompanying requests for extensions were a combined $162 million more than anticipated. The large percentage variance in the corporate tax appears to be due to corporate profits in tax year 2007 and early 2008 exceeding forecast. Some of the weakness assumed in the forecast for the financial sector has yet to be reflected in state revenues.

     All fiscal year 2008 results are preliminary and subject to change. As in past years forecasts for some revenue sources were adjusted to reflect anticipated accruals in this first report of receipts for the entire fiscal year. A complete accounting of FY 2008 revenues reflecting final closing will be part of the October 2008 Economic Update.

     |X|     Minnesota’s General Obligations Debt. The State reported that as of August 14, 2007, it would have $4.487 billion in general obligation debt outstanding. The total amount of general obligations bonds authorized but unissued as of September 17, 2007 was predicted to be approximately $1 billion. Pursuant to state law, the Commissioner of Finance has reserved the right, for a period of 18 months after the bonds have been issued, to determine that a portion of the bonds were issued, or shall be deemed to have been issued, for a different purpose, and to reallocate and transfer their proceeds to the appropriate account in the bond proceeds fund for expenditure pursuant to the law designated in the amendment.

The Governor has established a State Debt Management Policy. Included in this policy is a guideline providing for the issuance of general obligation bonds in amounts such that appropriations to the Debt Service Fund from the General Fund should not exceed 3.0% of the General Fund non-dedicated revenues for a biennium; and a second guideline providing that the principal amount of general obligation bond debt should not exceed 2.5% of the personal income of State residents. A third guideline is that the total amount of all State general obligation bonds, moral obligation debt, State bond guarantees, equipment capital leases, and real estate leases outstanding at the end of any fiscal year should not exceed 5.0% of State personal income for that fiscal year. The purpose of the third guideline is to acknowledge all future commitments of the State, and to establish an upper limit on the total amount of the commitments.

|X|     Obligations of State Agencies. The University of Minnesota, established as a separate entity by the Minnesota Constitution, and various State agencies or instrumentalities established by the Legislature, are authorized by law to issue various forms of obligations. These obligations may be supported by the full faith and credit of the University or the other issuer, or by various revenue pledges, or both. However, such obligations are not debts of the State and the State is not required to provide moneys for their payment.

|X|     Litigation. The State is a party to numerous civil actions pending against it, which could, if determined adversely to the State, affect the State’s expenditures, and, in some cases, its revenues, including certain actions that the State Attorney General believed were likely to have a material adverse effect in excess of $10 million on the State’s expenditures or revenues during the Current Biennium.

A Minnesota law creates a potential for taxation of future exempt-interest dividends. The 1995 Minnesota Legislature enacted a law that would include interest on obligations of Minnesota governmental units and Indian tribes in net income of individuals, estates and trusts for Minnesota income tax purposes if a court determines that Minnesota’s exemption of such interest unlawfully discriminates against interstate commerce as a result of interest on obligations of governmental issuers located in other states not being excluded. This law applies to taxable years that begin during or after the calendar year in which any such court decision becomes final, irrespective of the date on which the obligations were issued. As of the date of this SAI, the Fund’s Minnesota tax counsel does not know of any case pending which challenges Minnesota’s tax exemption for Minnesota Obligations on interstate commerce grounds.

|X|     Ratings of the State’s Securities. As of July 24, 2008, Standard & Poor’s and Fitch had rated the State’s general obligation bonds “AAA” and Moody’s had rated those bonds “Aa1”. These ratings reflect only the views of the particular rating organization. An explanation of the views of its rating’s meaning and significance may be obtained from the respective rating agency. These ratings are subject to change or withdrawal by the rating agencies at any time. Therefore, after the date of issuance investors may not assume that such ratings remain in effect. A revision or withdrawal of the ratings may have an adverse effect on the market price of the State and municipal securities in which the Fund invests.

Special Investment Considerations – North Carolina Municipal Securities. As explained in the Prospectus, the Fund’s investments are highly sensitive to the fiscal stability of the State of North Carolina (referred to in this section as the “State”) and its subdivisions, agencies, instrumentalities or authorities, which issue the municipal securities in which the Fund invests. The following information on risk factors in concentrating in North Carolina municipal securities is only a summary, based on publicly-available information. No representation is made as to the accuracy of this information.

The State reported that it had ended the fiscal year 2006-07 with an over-collection of revenues of $1.344 billion for the budgeted revenue forecast.  The major tax categories that exceeded the budgeted forecast were individual income, corporate income, and sales and use taxes.  The State predicted that its total General Fund revenues for fiscal year 2007-08 would be $20.977 billion and General Fund expenditures would be $20.660 billion.

Factors Affecting Investments in North Carolina State Securities

The State’s major economic sectors are services, agriculture, trade, manufacturing and tourism. According to the U.S. Bureau of Labor Statistics, total non-farm employment accounted for approximately 4,187,700 jobs, seasonally adjusted, in December 2007. Among the non-farm industry groups, trade and transportation and government accounted for the largest number of jobs with 783,600 and 703,600 respective jobs, seasonally adjusted as of December 2007. In both 2006 and 2007, North Carolina experienced growth in nine of the eleven major industry groups that were non-farm. The industry groups with the largest growth in 2007 were professional and business services, education and health services, and leisure and hospitality, each with greater than 4% growth from 2006. The remaining groups where employment increased in 2007 were natural resources and mining, construction, trade and transportation, financial activities, government and other services.

According to the United States Department of Commerce, Bureau of Economic Analysis and the State Office of Budget and Management, during the period from 1990 to 2005, per capita income in the State grew from $17,295 to an estimated $32,234, an increase of almost 86%. For 2007, the per capita income was $33,636. According to the North Carolina Employment Security Commission, from January 1990 to December 2007, the seasonally-adjusted labor force grew from 3,451,292 to 4,531,872, an increase of 31.3%.

State Revenues

The State has three major operating funds that receive revenues and from which moneys are expended: the General Fund; the Highway Fund; and the Highway Trust Fund. All revenues are collected by the Department of Revenue, except the highway use tax on motor vehicle sales and motor vehicle license tax and fees, which are collected by the Department of Transportation. There are no prohibitions or limitations in the North Carolina Constitution on the State’s power to levy taxes, except the income tax rate limitation of 10% and a prohibition against a capitation or “poll” tax.

The State reported that for the 2006-07 fiscal year, State tax revenue reported in the General Fund totaled $18.712 billion and combined tax and non-tax revenue reported in the General Fund totaled $19.403 billion.

State Budgets

The State Constitution requires that the total expenditures of the State for the fiscal period covered by the budget shall not exceed the total of receipts during the fiscal period and the surplus remaining in the State Treasury at the beginning of the period.

Ratings of the State’s Securities

As of February 1, 2008, Standard & Poor’s had rated the State’s general obligation bonds “AAA,” Moody’s had rated those bonds “Aaa” and Fitch had rated those bonds “AAA”. These ratings reflect the credit quality of the State only, and do not indicate the creditworthiness of securities of other issuers located in the State. Furthermore, these ratings reflect only the views of the respective views of such rating organizations, and an explanation of the significance of such ratings may be obtained only from the respective organization providing such rating. There is no assurance that such ratings will remain in effect for any given period of time or that any or all will not be revised downward or withdrawn entirely. Any downward revision or withdrawal of a rating may have an adverse effect on the market price of the State and municipal securities in which the Fund invests.

State Indebtedness

The State reported that as of June 30, 2007, it had $5.902 billion in total general obligation bonds outstanding. Annual principal and interest due on this outstanding debt was reported to be $577.2 million in fiscal year 2007-08 and $538.9 million in fiscal year 2008-09.

The State reported having $1.829 billion of authorized but unissued non-general obligation debt. The State anticipated that all or a large portion of this indebtedness would be issued from time to time over the next several years. The timing and size of additional future issues will depend upon a number of factors, including the cash flow requirements of the State for the programs and projects to be financed with the debt proceeds, the State’s financial condition at the time the debt is proposed to be issued, and capital market conditions. The amount and timing of these sales had not been established.

Pending Litigation

The North Carolina Comprehensive Annual Financial Report for the fiscal year ended June 30, 2007 reported that the State is a defendant in various cases pending in which the State faces the risk of either a loss of revenue or an unanticipated expenditure. An adverse result in any of the cases could have negative budgetary consequences.

Special Investment Considerations – Ohio Municipal Securities.

     As described in the Prospectus, the Ohio Municipal Fund will invest most of its assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions (Ohio Obligations). The Ohio Municipal Fund is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations.

     The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to “conduit” obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

     Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

     There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

     Much of this information is as of June 30, 2008, particularly debt figures and other statistics.

     Ohio is the seventh most populous state. The Census count for 2000 was 11,353,100, up from 10,847,100 in 1990.

     Although Ohio has become increasingly reliant on the service sector, the state continues to rely in significant part on durable goods manufacturing, which is largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture also is an important segment of the economy, with over half the state’s area devoted to farming and a significant portion of total employment in agribusiness. As of June 21, 2007, Moody’s, Standard & Poor’s and Fitch have assigned Ohio’s general obligation bonds “Aa1,” “AA+” and “AA+,” respectively. There can be no assurance that these ratings will continue.

     In earlier years, the State’s overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, then through 1998 the annual State rates were below the national rates (4.3% vs. 4.5% in 1998), were again slightly higher in 1999 (4.3% vs. 4.2%) and 2000 (4.0% vs. 4.0%), lower in 2001 (4.4% vs. 4.7%) and in 2002 (5.7% vs. 5.8%) and higher in 2003 (6.2% vs. 6.0%), in 2004 (6.1% vs. 5.5%), in 2005 (5.9% vs. 5.1%), in 2006 (5.5% vs. 4.6%) and in 2007 (5.6% vs. 4.6%). In May 2008, the State unemployment rate was higher than the national rate (6.3% vs. 5.5%). The unemployment rate and its effects vary among geographic areas of the State.

     There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Ohio Municipal Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

     The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is effectively precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods such as the current fiscal biennium. Those procedures include general and selected reductions in appropriations spending.

     The GRF ending fund balance for Fiscal Year 2007 was $215,534,000.

     Recent biennium ending GRF balances were:

Biennium	Cash Balance	Fund Balance(a)	Fund Balance less Designated Transfers(b)
1996-97	$1,367,750,000	$834,933,000	$149,033,000
1998-99	1,512,528,000	976,778,000	221,519,000
2000-01	817,069,000	219,414,000	206,310,000
2002-03	396,539,000	52,338,000	52,338,000
2004-05	1,209,200,000	682,632,000	127,800,000
2006-07	1,432,925,000	215,534,000	215,534,000
(a)	Reflects the ending cash balance less amounts encumbered to cover financial commitments made prior to the end of the fiscal year.

(b)     Reflects the ending fund balance less amounts designated for transfer to other funds, including the BSF.

     Actions have been and may be taken by the State during less favorable economic periods to ensure resource/expenditure balances (particularly in the GRF), some of which are described below. None of those actions were or are being applied to appropriations or expenditures needed for debt service or lease payments relating to any State obligations.

     The appropriations acts for the 2008-09 biennium include all necessary appropriations for debt service on State obligations and for lease payments relating to lease rental obligations issued by the Ohio Building Authority and the Treasurer of State, and previously by the Ohio Public Facilities Commission.

     The following is a selective general discussion of State finances, particularly GRF receipts and expenditures, for recent and the current bienniums.

     1996-97. From a higher than forecasted mid-biennium GRF fund balance, $100,000,000 was transferred for elementary and secondary school computer network purposes and $30,000,000 to a new State transportation infrastructure fund. Approximately $400,800,000 served as a basis for temporary 1996 personal income tax reductions aggregating that amount. Of the GRF biennium-ending fund balance, $250,000,000 was directed to school buildings, $94,400,000 to the school computer network, $44,200,000 to school textbooks and instructional materials and a distance learning program, $34,400,000 to the BSF, and $262,900,000 to the State Income Tax Reduction Fund (ITRF).

     1998-99. GRF appropriations of approximately $36 billion provided for significant increases in funding for primary and secondary education. Of the first Fiscal Year (ended on June 30, 1998) ending fund balance of over $1.08 billion, approximately $701,400,000 was transferred to the ITRF, $200,000,000 into public school assistance programs, and $44,184,200 into the BSF. Of the GRF biennium-ending fund balance, $325,700,000 was transferred to school building assistance, $293,185,000 to the ITRF, $85,400,000 to SchoolNet (a program to supply computers for classrooms), $4,600,000 to interactive video distance learning, and $46,374,000 to the BSF.

     2000-01. The State’s financial situation varied substantially in the 2000-01 biennium. The first Fiscal Year of the biennium ended with a GRF cash balance of $1,506,211,000 and a fund balance of $855,845,000. A transfer of $49,200,000 from that balance increased the BSF to $1,002,491,000 (or 5% of GRF revenue for the preceding Fiscal Year). An additional $610,400,000 was transferred to the ITRF.
     In the middle of the second year of the biennium, the State enacted supplemental appropriations of $645,300,000 to address shortfalls in its Medicaid and disability assistance programs. The State’s share of this additional funding was $247,600,000, with $125,000,000 coming from Fiscal Year 2001 GRF spending reductions and the remainder from available GRF moneys. The reductions were implemented by OBM prior to March 1, 2001 applying a 1 to 2% cut to most State departments and agencies. Expressly excluded from the reductions were debt service and lease rental payments relating to State obligations, and elementary and secondary education.

     In March 2001, new lowered revenue estimates for Fiscal Year 2001 and for Fiscal Years 2002 and 2003 were announced. Based on indications that the Ohio economy continued to be affected by the national economic downturn, GRF revenue estimates for Fiscal Year 2001 were reduced by $288,000,000. In addition, OBM projected higher than previously anticipated Medicaid expenditures. Among the more significant steps taken to ensure the positive GRF ending fund balance at June 30, 2001 were further spending reductions (with the same exceptions noted above for debt service and education) and authorization to transfer from the BSF to the GRF amounts necessary to ensure an ending GRF fund balance of $188,200,000. The State ended Fiscal Year 2001 with a GRF fund balance of $219,414,000, making that transfer unnecessary.

     2002-03. Ongoing and rigorous consideration was given by the Governor and the General Assembly to revenues and expenditures throughout Fiscal Years 2002-03, primarily as a result of continuing weak economic conditions with budgetary pressures during this period primarily due to lower than previously anticipated levels of receipts from certain major revenue sources.
     Consideration came in four general time frames – the June 2001 biennial appropriation act, late fall/early winter 2001, late spring and summer 2002, and late winter/spring 2003. Significant remedial steps included authorization to draw down and use the entire BSF balance, increased cigarette taxes, and use of tobacco settlement moneys previously earmarked for other purposes.
     The biennial GRF appropriations act passed in June 2001 provided for biennial GRF expenditures of approximately $45.1 billion without increases in any major State taxes. That Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations. That original appropriations act also provided for transfers to the GRF of $160,000,000 from the BSF and $100,000,000 from the Family Services Stabilization Fund aimed at achieving Fiscal Year and biennium ending positive GRF fund balances, based on then current estimates and projections.

The Ohio economy continued to be negatively affected by the national economic downturn and by national and international events, and in October 2001 OBM lowered its GRF revenue estimates and projected GRF revenue shortfalls of $709,000,000 for Fiscal Year 2002 and $763,000,000 for Fiscal Year 2003. Executive and legislative actions taken to address those shortfalls included:

o     Spending reductions and limits on hiring and major purchases. Governor ordered spending reductions were at the annual rate of 6% for most State agencies, with lesser reductions for correctional and other institutional agencies, and with exemptions for debt service related payments, primary and secondary education and the adjutant general.

o     December 2001 legislation, the more significant aspects of which included authorizing the additional transfer of up to $248,000,000 from the BSF to the GRF during the current biennium thereby reducing the estimated BSF balance to $607,000,000; reallocating to the GRF a $260,000,000 portion of tobacco settlement receipts in Fiscal Years 2002 and 2003; and authorizing Ohio’s participation in a multi-state lottery game estimated to generate approximately $40,000,000 annually beginning in Fiscal Year 2003.

Continuing weak economic conditions and lower than anticipated personal income and corporate franchise tax receipts then led OBM in the spring of 2002 to project higher estimated GRF revenue shortfalls of approximately $763,000,000 in Fiscal Year 2002 and $1.15 billion in Fiscal Year 2003. Further executive and legislative actions were taken to ensure positive GRF fund balances for Fiscal Year 2002 and the biennium. In addition to further appropriation reductions for certain departments and other management steps, those actions included legislation providing for: additional transfers to the GRF of the then remaining BSF balance ($607,000,000) as needed in Fiscal Years 2002 and 2003, and of $50,800,000 of unclaimed funds; a $50,000,000 reduction in the Fiscal Year 2002 ending GRF balance to $100,000,000; increased cigarette tax by 31¢ per pack (to a total of 55¢ per pack) estimated by OBM to produce approximately $283,000,000 in Fiscal Year 2003; additional transfers to the GRF of $345,000,000 from tobacco settlement moneys received in Fiscal Years 2002 and 2003 previously earmarked for construction of elementary and secondary school facilities and replacing the moneys for that purpose with authorized general obligation bonds; and extension of the State income tax to Ohio-based trusts and “decoupling” certain Ohio business taxes from federal tax law economic stimulus changes affecting business equipment depreciation schedules to produce approximately $283,000,000 in Fiscal Year 2003.

Fiscal Year 2002 ended with positive GRF balances of $108,306,000 (fund) and $619,217,000 (cash) based on the remedial steps described above, including transfers of $289,600,000 from tobacco settlement moneys and $534,300,000 from the BSF (leaving a Fiscal Year 2002 ending BSF balance $427,904,000, with that entire balance appropriated for GRF use if needed in Fiscal Year 2003).

On July 1, 2002, the Governor issued an executive order directing a total of approximately $375,000,000 in GRF spending cutbacks for Fiscal Year 2003 reflecting prior budget balancing discussions with the General Assembly. Excluded from those department and agency cutbacks ranging up to 15% were elementary and secondary education, higher education, alcohol and drug addiction services, and the adjutant general. Also expressly excluded were debt service and lease rental payments relating to State obligations, and ad valorem property tax relief payments (made to local taxing entities).

Based on continuing reduced revenue collections (particularly, personal income taxes and sales tax receipts for the holidays) and projected additional Medicaid spending, OBM in late January 2003 announced an additional Fiscal Year 2003 GRF shortfall of $720,000,000. The Governor ordered immediate additional reductions in spending intended to generate an estimated $121,600,000 of GRF savings through the end of the Fiscal Year (expressly excepted were appropriations for or relating to debt service on State obligations).

The Governor also proposed and the General Assembly enacted by March 1, 2003, the following additional revenue enhancements, transfers and expenditure reductions for Fiscal Year 2003 to achieve a positive GRF fund balance at June 30, 2003 as then estimated by OBM: An additional 2.5% reduction in local government fund distributions to most subdivisions and local libraries, producing an estimated $30,000,000 savings; transfers of $56,400,000 to the GRF from unclaimed funds and various rotary funds and a one-month acceleration in sales tax collections by vendors filing electronically, to produce $286,000,000.

To offset the General Assembly’s enactment of legislation that did not include proposed additional taxes on cigarettes and liquor, beer and wine, the Governor on March 25 ordered additional reductions in GRF appropriations spending aggregating $142.5 million for the balance of Fiscal Year 2003. Included were reductions (generally at an annualized rate of 2.5%) of $90.6 million in State foundation and parity aid to school districts and an additional $9.3 million in Department of Education administration spending, $39.2 million in instructional support to higher education institutions, and other selected reductions totaling $3.4 million. The Governor also identified approximately $20 million in excess food stamp administration funds available to offset the need for further expenditure reductions. Expressly excepted from those reductions were appropriations for or relating to debt service on State obligations.

Based on the Administration’s continuing monitoring of revenues, and as an anticipated step in the then ongoing 2004-05 biennial budget and appropriations process, OBM reported revised revenue estimates to the General Assembly on June 11, 2003. Those estimates revised Fiscal Year 2003 revenues downward by an additional $200,000,000 from OBM’s January 2003 adjusted baseline, based primarily on updated income and sales tax receipts through May 31. The Governor and OBM addressed this additional Fiscal Year 2003 revenue shortfall through additional expenditure controls and by drawing upon $193,030,000 of federal block grant aid made available to the State prior to June 30 under a federal law effective on May 28, 2003.

The State ended the 2002-03 biennium with a GRF fund and cash balances of $52,338,000 and $396,539,000, respectively, and a balance in the BSF of $180,705,000.

Additional appropriations actions during the 2002-2003 biennium, affecting most subdivisions and local libraries in the State, relate to the various local government assistance funds. The original appropriations act capped the amount to be distributed in Fiscal Years 2002 and 2003 to essentially the equivalent monthly payment amounts in Fiscal Years 2000 and 2001. Subsequent legislation amended the level to the lesser of those prior Fiscal Year amounts or the amount that would have been distributed under the standard formula.

2004-05. The GRF appropriations act for the 2004-05 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor in June 2003. The Act provided for total GRF biennial revenue of approximately $48.95 billion and total GRF biennial expenditures of approximately $48.79 billion. That Act and the separate appropriations acts for the biennium included all necessary debt service and lease-rental payments related to State obligations.

Among other expenditure controls, the Act included Medicaid cost containment measures including pharmacy cost management initiatives, limited expenditure growth for institutional services and implementation of managed care for higher-cost populations; continued phase-out of certain tangible personal property tax relief payments to local governments; the closing by consolidation of three institutional facilities during the biennium; adjustments in eligibility guidelines for subsidized child care from 185% to 150% of the federal poverty level and freezing certain reimbursement rates; no compensation increases for most State employees in Fiscal Year 2004 and limited one-time increases in Fiscal Year 2005; and continued limitation on local government assistance fund distributions to most subdivisions and local libraries to the lesser of the equivalent monthly payments in Fiscal Year 2003 or the amount that would have been distributed under the standard formula.

The GRF expenditure authorizations for the 2004-05 biennium reflected and were supported by revenue enhancement actions contained in the Act including:

•	A one-cent increase in the State sales tax (to six percent) for the biennium (expiring June 30, 2005), projected to generate approximately $1.25 billion in each Fiscal Year.

•

Expansion of the sales tax base to include dry-cleaning/laundry services, towing, personal care and other services, and satellite television, projected in the aggregate to produce approximately $69,000,000 annually. (The inclusion of satellite television in the sales tax base, projected to produce approximately $36,000,000 annually, is subject to an ongoing legal challenge.)

•	Moving local telephone companies from the public utility tax base to the corporate franchise and sales tax, projected to produce approximately $29,000,000 annually.

•

Elimination of the sales tax exemption for WATS and 800 telecom services coupled with the enactment of a more limited exemption for call centers, projected to produce approximately $64,000,000 annually.

•

Adjustments in the corporate franchise tax through the adoption of the Uniform Division of Income for Tax Purposes Act (UDITPA) for apportionment of business income among states, and an increase in the corporate alternative minimum tax, projected in the aggregate to produce approximately $35,000,000 annually.

The Act also authorized and OBM on June 30, 2004 transferred $234,700,000 of proceeds received from the national tobacco settlement into the GRF. In addition, the Act authorized the draw down during the biennium of federal block grant and Medicaid assistance aid made available to the State under a federal law effective May 28, 2003. OBM drew down $211,600,000 and $316,800,000 of those federal monies in Fiscal Years 2004 and 2005, respectively.

Based on regular monitoring of revenues and expenditures, OBM in March 2004 announced revised GRF revenue projections for Fiscal Years 2004 and 2005 based primarily on reduced revenue collections from personal income taxes. In response to OBM reducing its GRF revenue projection by $247,100,000 (1.02%) for Fiscal Year 2004 and by $372,700,000 (1.48%) for Fiscal Year 2005, the Governor ordered Fiscal Year 2004 expenditure reductions of approximately $100,000,000. On July 1, the Governor ordered additional Fiscal Year 2005 expenditure cuts of approximately $118,000,000 and a reduction of $50,000,000 in State spending on Medicaid reflecting an increased Federal share of certain Medicaid services. Expressly excluded from those reductions were debt service and lease rental payments relating to State obligations, State basic aid to elementary and secondary education, instructional subsidies and scholarships for public higher education, in-home care for seniors and certain job creation programs. The balance of those revenue reductions were offset by GRF expenditure lapses and, for Fiscal Year 2005, elimination of an anticipated $100,000,000 year-end transfer to the BSF while maintaining a one-half percent year-end GRF fund balance.

The State ended Fiscal Year 2004 with a GRF fund balance of $157,509,000. Improving economic conditions had a positive effect on revenue in Fiscal Year 2005. With GRF revenue receipts modestly outperforming estimates for much of the Fiscal Year, OBM in June 2005 increased its GRF revenue estimates by $470,700,000. Final Fiscal Year 2005 GRF revenue came in $67,400,000 above that revised estimate. With Fiscal Year 2005 spending close to original estimates, the State made the following Fiscal Year-end allocations and transfers: $60,000,000 to address a prior-year liability in the Temporary Assistance to Needy Families program; $40,000,000 to a disaster services contingency fund; $50,000,000 to the State’s share of the school facilities construction program; and $394,200,000 to the BSF. After these and certain smaller transfers, the State ended Fiscal Year 2005 and the biennium with a GRF fund balance of $127,800,000 and a BSF balance of $574,205,000.

2006-07. Consistent with State law, the Governor’s Executive Budget for the 2006-07 biennium was released in February 2005 and introduced in the General Assembly. After extended hearings and review, the GRF appropriations Act for the 2006-07 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2005. That Act provides for total GRF biennial revenue of approximately $51.5 billion (a 3.8% increase over the 2004-05 biennial revenue) and total GRF biennial appropriations of approximately $51.3 billion (a 5.0% increase over the 2004-05 biennial expenditures). Spending increases for major program categories over the 2004-05 actual expenditures are: 5.8% for Medicaid (the Act also included a number of Medicaid reform and cost containment initiatives); 3.4% for higher education; 4.2% for elementary and secondary education; 5.5% for corrections and youth services; and 4.8% for mental health and mental retardation. The Executive Budget, the GRF appropriations Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations.

The GRF expenditure authorizations for the 2006-07 biennium reflected and were supported by a significant restructuring of major State taxes, including:

•	A 21% reduction in State personal income tax rates phased in at 4.2% per year over the 2005 through 2009 tax years.

•

Phased elimination of the State corporate franchise tax at a rate of approximately 20% per year over the 2006 through 2010 tax years (except for its continuing application to financial institutions and certain affiliates of insurance companies and financial institutions).

•

Implementation of a new commercial activity tax (CAT) on gross receipts from doing business in Ohio that is being phased in over the 2006 through 2010 tax years. When fully phased in, the CAT will be levied at a rate of 0.26% on gross receipts in excess of $1,000,000. (The permissibility of the inclusion in the tax base of wholesale and retail food sales for off-premise consumption, projected to produce approximately $188,000,000 annually once the CAT is fully-phased in, is subject to a legal challenge).

•	A 5.5% State sales and use tax (decreased from the 6.0% rate for the 2004-05 biennium).

•	An increase in the cigarette tax from $0.55 per pack (of 20 cigarettes) to $1.25 per pack.

     The then Governor signed into law on June 5, 2006 legislation enacted by the General Assembly imposing a limitation on most GRF appropriations commencing with the 2008-09 biennium. This statutory limitation initially uses Fiscal Year 2007 GRF appropriations as a baseline and then applies an annual growth factor of the greater of 3.5% or the sum of the inflation rates and rate of State population change. Every fourth fiscal year thereafter becomes a new base year. GRF appropriations for State debt service payments are expressly excepted from this statutory limitation. This legislation was enacted as an alternative to a proposed “tax and expenditure limitation” (TEL) amendment to the Ohio Constitution that was withdrawn from the November 2006 general election ballot.

     The State ended Fiscal Year 2006 with a GRF cash balance of $1,528,812,000 and a GRF fund balance of $1,025,967,000. Of that ending GRF fund balance, the State carried forward $631,933,000 to cover the expected and planned for variance of Fiscal Year 2007 GRF appropriations over estimated revenue, to offset the one-time cost of accelerating the phase-in of reductions in State personal income tax withholding rates, and to maintain 0.5% of Fiscal Year 2007 GRF revenue as an ending fund balance. The remaining $394,034,000 was deposited into the BSF increasing its balance to $1,012,289,000 (which includes $40,045,000 in receipts collected from a broad tax amnesty initiative and deposited in June 2006). The State ended Fiscal 2007 with a GRF cash balance of $1,432,925,000 and a GRF fund balance of $215,534,000.

Current Biennium

     Consistent with State law, the Governor’s Executive Budget for the 2008-09 biennium was released in March 2007 and introduced in the General Assembly. After extended hearings and review, the GRF appropriations Act for the biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2007. Reflecting the continued implementation of the restructuring of State taxes commenced in 2006-07, that Act was based upon then estimated total GRF biennial revenues of approximately $53.5 billion (a 3.9% increase over the 2006-07 biennial revenue) and total GRF biennial appropriations of approximately $52.4 billion (a 2.1% increase over the 2006-07 biennial expenditures). Spending increases for major program categories over the 2006-07 actual expenditures were: 2.2% for Medicaid (the Act also included a number of Medicaid reform and cost containment initiatives); 13.2% for higher education; 5.25% for elementary and secondary education; 4.92% for corrections and youth services; and 4.7% for mental health and mental retardation. The Executive Budget and the GRF appropriations Act complied with the law discussed above under 2006-07 limiting appropriations for the 2008-09 biennium. The Executive Budget, the GRF appropriations Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations.

     The original GRF expenditure authorizations for the 2008-09 biennium reflected and were supported by tax law changes contained in the Act, including:

•	Restructuring nonresident tax exemption for Ohio motor vehicle purchases projected to produce approximately $54.0 million for the biennium.

•

Restoring local government fund support by committing a set percent of all tax revenues deposited into the GRF. Local governments will receive 3.7% of total GRF tax revenues annually and local libraries will receive 2.22% of total GRF tax revenues annually.

•	Eliminating the $300 per month cigarette and tobacco product importation exemption projected to produce approximately $25.0 million annually.

     The GRF appropriations Act also created the Buckeye Tobacco Settlement Financing Authority to securitize tobacco settlement receipts payable to the State under the November 1998 national tobacco settlement. On October 29, 2007, the Authority issued its $5.53 billion Tobacco Settlement Asset-Backed Bonds 2007 to fund capital expenditures for higher education ($938,000,000) and common school ($4,112,000,000) purposes over three years in lieu of the State issuing GRF-backed general obligation bonds to fund those capital expenditures. The resulting debt service savings to the GRF is funding the expansion of the homestead exemption property tax relief program in the Act. The Act reprograms all prior General Assembly allocations of anticipated tobacco settlement receipts to enable the pledge of 100% of those receipts to the payment of debt service on the Authority’s obligations. The State had previously enacted legislation allocating its anticipated share of those receipts through Fiscal Year 2012 and making a partial allocation thereafter through Fiscal Year 2025. Except for Fiscal Years 2002 through 2004, none of the receipts were applied to existing operating programs of the State. Under those previously enacted allocations, the largest amount was to be applied to elementary and secondary school capital expenditures, with other amounts allocated for smoking cessation and other health-related purposes, biomedical research and technology transfer, and assistance to the tobacco growing areas in the State.

     With the Ohio economy expected to be negatively affected by the national economic downturn, OBM has been closely monitoring the State’s major revenue sources (particularly the sales, personal and corporate income taxes) and in January 2008 reduced its original GRF revenue projections by $172,600,000 for Fiscal Year 2008 and $385,100,000 for Fiscal Year 2009. Based on those lower GRF revenue estimates and increased costs associated with rising Medicaid caseloads, OBM projected a budgetary shortfall for the current biennium of $733,000,000.

     Executive and legislative actions were taken based on the new OBM estimates, including:

•

The Governor, on January 31, 2008, issued an executive order directing expenditure reductions and spending controls totaling approximately $509,100,000 for the biennium as well as limitations on major purchases, hiring and travel, which amount has since been reduced to $402,000,000 based primarily on the transfers of unspent agency appropriations and the June 2008 action described below. Allocation of those reductions has been determined by the OBM Director in consultation with the affected agencies and departments, with annual expenditure reductions ranging up to 10%. An employee reduction plan was also announced aimed at reducing the State’s workforce by up to 2,700 through selective elimination of positions, attrition, unfilled vacancies and an early retirement incentive program. Expressly excluded from the cutbacks are appropriations for or relating to debt service on State obligations, State higher education instructional support, foundation formula support for primary and secondary education, Medicaid entitlement programs, and ad valorem property tax relief payments.

•	Transfer of unspent agency appropriations totaling $120,200,000 in Fiscal Year 2008 and $78,000,000 in Fiscal Year 2009.

•	Authorizing expansion of the State-run lottery system to include “keno” games currently projected to generate $65,000,000 in Fiscal Year 2009.

     In June 2008, the General Assembly also passed legislation that provides for, among other things, transfers to the GRF (after a selective line-item veto) of up to $63,333,000 from the BSF for State’s share of increased Medicaid costs, $55,000,000 from rotary funds and $25,000,000 in uncommitted interest earnings from proceeds of the State’s Tobacco Settlement Asset-Backed Bonds.

     Based on the expenditure reductions, spending controls and other measures identified above, OBM is currently projecting a positive GRF fund balance at June 30, 2008 and at the end of the current biennium. As discussed above, the State is effectively precluded by its Constitution from ending a Fiscal Year or a biennium in a “deficit” position. The Governor and OBM will continue to closely monitor revenues and expenditures and work with the General Assembly to ensure these positive GRF ending fund balances. In March 2008, in response to the national economic downturn, the Governor proposed a $1.7 billion economic stimulus plan to stimulate the Ohio economy through investments in logistics and distribution, bioproducts and bio-medical research, advanced and renewable energy, local government infrastructure, conservation projects and brownfield revitalization projects. These investments were to be funded primarily through new GRF bond-backed capital appropriations. After extensive hearings and review, the General Assembly in June passed a $1.57 billion economic stimulus package that mirrored the purposes proposed by the Governor and added funding for higher education workforce programs and expanded the State’s historic preservation tax credits. That legislation reconfigured the sources of funding for the stimulus plan to include in addition to GRF-backed bonds, $230,000,000 of cash from the Ohio Tobacco Prevention Foundation, $370,000,000 in GRF operating appropriations to be made over the next five fiscal years, and $184,000,000 in bonds backed by net profit from the State’s liquor enterprise, and directs the OBM Director to transfer $200,000,000 from the BSF for funding of certain local government infrastructure road and bridge projects. The Governor line item-vetoed the July 1, 2008 deadline by which the OBM Director must make that BSF transfer, emphasizing GRF budget stabilization as the proper first priority for utilization of BSF moneys and allowing time to explore other funding options for this local government infrastructure portion of the economic stimulus plan. While it is not possible at this time to determine the extent to which this BSF transfer will be needed, the available balance in the BSF would be reduced to $748,956,000 should this transfer occur in addition to the above $63,333,000 BSF transfer for increased Medicaid costs.

     OBM prepares a financial report summarizing its analyses at the end of each month. The most recent Monthly Financial Reports are accessible via OBM’s home page on the Internet at
http://www.obm.ohio.gov/finrep, and copies are available upon request to OBM.

     The incurrence or assumption of debt by the State without a popular vote is, with limited exceptions, prohibited by the State Constitution. The State may incur debt to cover casual deficits or to address failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000. The Constitution expressly precludes the State from assuming the debts of any county, city, town or township, or of any corporation. (An exception in both cases is for debts incurred to repel invasion, suppress insurrection, or defend the State in war.) The Constitution provides that “Except the debts above specified . . . no debt whatever shall hereafter be created by, or on behalf of the state.”

     By 18 constitutional amendments approved from 1921 to present, Ohio voters have authorized the incurrence of State general obligation (GO) debt and the pledge of taxes or excises to its payment, all related to the financing of capital facilities, except for three that funded bonuses for veterans, one that funded coal technology research and development, and one for research and development activities. Currently, tax supported general obligation debt of the State is authorized to be incurred for the following purposes: highways, local infrastructure, coal development, natural resources, higher education, common schools, conservation, research and development, and site development. Although supported by the general obligation pledge, highway debt is also backed by a pledge of and has always been paid from the State’s motor fuel taxes and other highway user receipts that are constitutionally restricted in use to highway related purposes.

     A 1999 constitutional amendment provides an annual debt service “cap” applicable to most future issuances of State general obligations and other State direct obligations payable from the GRF or net State lottery proceeds. Generally, and except for the additional $650,000,000 of general obligation debt approved by the voters at the November 8, 2005 election for research and development and the development of sites and facilities, new obligations may not be issued if future Fiscal Year debt service on those new and the then outstanding bonds of those categories would exceed 5% of the total estimated GRF revenues plus net State lottery proceeds during the Fiscal Year of issuance. Those direct obligations of the State include, for example, special obligation bonds that are paid from GRF appropriations, but exclude bonds such as highway bonds that are paid from highway user receipts. Pursuant to the amendment and implementing legislation, the Governor has designated the OBM Director as the State official to make the 5% determinations and certifications. Application of the cap may be waived in a particular instance by a three-fifths vote of each house of the General Assembly and may be changed by future constitutional amendments.

     In addition to its issuance of highway bonds, the State has financed selected highway infrastructure projects by issuing bonds and entering into agreements that call for debt service payments to be made from federal transportation funds allocated to the State, subject to biennial appropriations by the General Assembly. The highest annual State payment under those agreements in the current or any future fiscal year is $114,535,618 in Fiscal Year 2009. In the event of any insufficiency in the anticipated federal allocations to make payments on State bonds, the payments are to be made from any lawfully available moneys appropriated to ODOT for the purpose.

     State agencies also have participated in buildings and equipment, information systems and non-highway transportation projects that have local as well as State use and benefit, in connection with which the State has entered into lease-purchase agreements with terms ranging from 7 to 20 years. Certificates of Participation (COPs) have been issued in connection with those agreements that represent fractionalized interests in and are payable from the State’s anticipated payments. The maximum annual payment under those agreements, made from GRF appropriations, is $25,370,579 in Fiscal Year 2017 and the total GRF-supported principal amount outstanding is $212,450,000. Payments by the State are subject to biennial appropriations by the General Assembly with the lease terms subject to renewal if appropriations are made. The OBM Director’s approval of such agreements is required if COPs are to be publicly-offered in connection with those agreements.

     A statewide economic development program assists the financing of facilities and equipment for industry, commerce, research and distribution, including technology innovation, by providing loans and loan guarantees. The law authorizes the issuance of State bonds and notes secured by a pledge of portions of the State profits from liquor sales. The General Assembly has authorized the issuance of these obligations with a general maximum of $630,000,000 to be outstanding at any one time, of which not more than $84,000,000 may be issued for eligible advanced energy projects and not more than $100,000,000 may be issued for eligible logistics and distribution projects. The aggregate amount from the liquor profits to be used in any Fiscal Year in connection with these bonds may not exceed $63,000,000. The total of unpaid guaranteed loan amounts and unpaid principal of direct loans may not exceed $800,000,000. Pursuant to a 2000 constitutional amendment, the State has issued $150,000,000 of bonds for revitalization purposes that are also payable from State liquor profits. The maximum annual debt service on all state bonds payable from State liquor profits is $45,323,257 in Fiscal Year 2009.

     Certain State agencies issue revenue bonds that are payable from revenues from or relating to revenue producing facilities, such as those issued by the Ohio Turnpike Commission. By judicial interpretation, such revenue bonds do not constitute “debt” under the constitutional provisions described above. The Constitution authorizes State bonds for certain housing purposes (issued by the Ohio Housing Finance Agency) to which tax moneys may not be obligated or pledged.

     Litigation was commenced in the Ohio courts in 1991 questioning the constitutionality of Ohio’s system of school funding and compliance with the constitutional requirement that the State provide a “thorough and efficient system of common schools”. On December 11, 2002, the Ohio Supreme Court, in a 4-3 decision on a motion to reconsider its own decision rendered in September 2001, concluded (as it had in its 1997 and 2000 opinions in that litigation) that the State did not comply with that requirement, even after again noting and crediting significant State steps in recent years.

In its prior decisions, the Ohio Supreme Court stated as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity.

With particular respect to funding sources, the Court concluded in 1997 and 2000 decisions that property taxes no longer may be the primary means of school funding in Ohio.

On March 4, 2003, the plaintiffs filed with the original trial court a motion to schedule and conduct a conference to address compliance with the orders of the court in that case, the State petitioned the Ohio Supreme Court to issue a writ prohibiting that conference on compliance, and the trial court subsequently petitioned the Ohio Supreme Court for guidance as to the proper course to follow. On May 16, 2003, the Ohio Supreme Court granted that writ and ordered the dismissal of the motion before the trial court. On October 20, 2003 the United States Supreme Court declined to accept the plaintiff’s subsequent petition requesting further review of the case.

The General Assembly has taken several steps, including significantly increasing State funding for public schools. In addition, at the November 1999 election electors approved a constitutional amendment authorizing the issuance of State general obligation debt for school buildings and for higher education facilities. December 2000 legislation addressed certain mandated programs and reserves, characterized by the plaintiffs and the Court as “unfunded mandates.”

Under the current financial structure, Ohio’s 613 public school districts and 49 joint vocational school districts receive a major portion (but less than 50%) of their operating moneys from State subsidy appropriations (the primary portion of which is known as the Foundation Program) distributed in accordance with statutory formulae that take into account both local needs and local taxing capacity. The Foundation Program amounts have steadily increased in recent years, including small aggregate increases even in those Fiscal Years in which appropriations cutbacks were imposed.

School districts also rely upon receipts from locally voted taxes. In part because of provisions of some State laws, such as that partially limiting the increase (without further vote of the local electorate) in voted property tax collections that would otherwise result from increased assessed valuations, some school districts have expressed varying degrees of difficulty in meeting mandated and discretionary increased costs. Local electorates have largely determined the total moneys available for their schools. Locally elected boards of education and their school administrators are responsible for managing school programs and budgets within statutory requirements.

The State’s present school subsidy formulas are structured to encourage both program quality and local taxing effort. Until the late 1970’s, although there were some temporary school closings, most local financial difficulties that arose were successfully resolved by the local districts themselves by some combination of voter approval of additional property tax levies, adjustments in program offerings, or other measures. For more than 20 years, requirements of law and levels of State funding have sufficed to prevent school closings for financial reasons, which in any case are prohibited by current law.

To broaden the potential local tax revenue base, local school districts also may submit for voter approval income taxes on the district income of individuals and estates (and effective July 1, 2005, municipal income taxes that may be shared with school districts). Many districts have submitted the question, and income taxes are currently approved in 145 districts.

Original State basic aid appropriations for the 1992-93 biennium of $9.5 billion provided for 1.5% and 4.8% increases in the two Fiscal Years of the biennium over appropriations in the preceding biennium which were subject to State spending reductions for Fiscal Year 1992 of 2.5% of annual Foundation Program appropriations. There were no reductions for the 172 districts with the lowest per pupil tax valuations, and the reductions were in varying amounts with varying effects for the other districts. Foundation payments were excluded from the then Governor’s spending reduction order for Fiscal Year 1993.

Biennial school funding State appropriations from the GRF and Lottery Profits Education Fund (but excluding federal and other special revenue funds) for recent biennia were:

•	1996-97 – $10.1 billion representing a 13.6% increase over the preceding biennium total.

•	1998-99 – $11.6 billion (18.3% over the previous biennium).

•	2000-01 – $13.3 billion (15% over the previous biennium).

•	2002-03 – $15.2 billion (17% over the previous biennium before the expenditure reductions).

•	2004-05 – $15.7 billion (3.3% over the previous biennium before the expenditure reductions).

•	2006-07 – $16.4 billion (4.5% over the previous biennium before the expenditure reductions).

State appropriations for the purpose made for the 2008-09 biennium are $17.2 billion (4.9% over the previous biennium), representing an increase of 1.7% in Fiscal Year 2008 over 2007 and 3.8% in Fiscal Year 2009 over 2008.

Those total State 2008-09 biennial appropriations exclude non-GRF and federal appropriations, but include appropriations from the GRF and the lottery profits education fund (LPEF). The amount of lottery profits transferred to the LPEF totaled $648,106,000 in Fiscal Year 2004, $645,137,000 in Fiscal Year 2005, $646,276,000 in Fiscal Year 2006 (which excludes $5,820,000 transferred to the Deferred Prize Trust Fund), and $669,327,000 in Fiscal Year 2007. Ohio’s participation in the multi-state lottery commenced in May 2002. A constitutional provision requires that net lottery profits be paid into LPEF to be used solely for the support of elementary, secondary, vocational and special education purposes, including application to debt service on general obligation bonds to finance common school facilities.

In response to the 1997 Ohio Supreme Court decision holding certain provisions for local school district borrowing unconstitutional, the General Assembly created the school district solvency assistance program. Beginning in Fiscal Year 1999, local school districts in fiscal emergency status as certified by the Auditor of State could apply for an advancement of future year Foundation Program distributions. The amount advanced was then deducted, interest free, from the district’s foundation payments over the following two-year period. Six school districts received a total of approximately $12,100,000 in solvency assistance advancements during Fiscal Year 1999, with another six districts receiving a total of approximately $8,657,000 in Fiscal Year 2000. This solvency assistance program was held to be not in compliance with the Constitution by the Supreme Court. In Fiscal Year 2001 four districts received approximately $3,800,000 under a restructured solvency assistance program. The program was further modified in December 2000 to allow districts that experience an unforeseen catastrophic event to apply for a grant. In Fiscal Year 2006, no districts received catastrophic grants and one district received a solvency advance in the amount of $41,000. In Fiscal Year 2007, two districts received solvency advances in the amount of $6,937,000 and no districts received catastrophic grants.

Legislation was enacted in 1996 to address school districts in financial straits. It is similar to that for municipal “fiscal emergencies” and “fiscal watch”, but is particularly tailored to certain school districts and their then existing or potential fiscal problems. There are currently eight school districts in fiscal emergency status and ten in fiscal watch status. New legislation has created a third, more preliminary, category of “fiscal caution.” A current listing of school districts in each status is on the Internet at http://www.auditor.state.oh.us .

Ohio’s 943 incorporated cities and villages rely primarily on property and municipal income taxes to finance their operations. With other subdivisions, they also receive local government support and property tax relief moneys from State resources.

For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a commission composed of State and local officials, and private sector members experienced in business and finance appointed by the Governor to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) Twelve municipalities and two townships are in “fiscal emergency” status and seven municipalities in preliminary “fiscal watch” status.

     At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and local taxing districts. The Constitution has since 1934 limited the amount of the aggregate levy of ad valorem property taxes on particular property, without a vote of the electors or municipal charter provision, to 1% of true value in money, and statutes limit the amount of that aggregate levy without a vote or charter provision to 10 mills per $1 of assessed valuation -- commonly referred to in the context of Ohio local government finance as the “ten-mill limitation.”

|X|     Ratings of the Commonwealth’s Securities. As of June 21, 2007, Moody’s, Standard & Poor’s and Fitch have assigned Ohio’s general obligation bonds “Aa1,” “AA+” and “AA+,” respectively. There can be no assurance that these ratings will continue. Ratings reflect only the respective views of such rating agencies, and an explanation of the significance of such ratings may be obtained from the rating agency furnishing the same. There is no assurance that a rating will continue for any given period of time or that a rating will not be revised or withdrawn entirely by any or all of such rating agencies, if, in its or their judgment, circumstances so warrant. A downward revision or withdrawal of a rating could have an adverse effect on the market prices of the Commonwealth and municipal securities in which the Fund invests.

Special Investment Considerations - Virginia Municipal Securities. As explained in the Prospectus, the Fund’s investments are highly sensitive to the fiscal stability of the Commonwealth of Virginia (referred to in this section as “Virginia” or the “Commonwealth”) and its subdivisions, agencies, instrumentalities and authorities, which issue the municipal securities in which the Fund invests. The following information on risk factors related to the Fund’s concentration in Virginia municipal securities is only a summary, based on publicly-available official statements relating to offerings by Virginia on or prior to June 4, 2008. No representation is made as to the accuracy of this information.

Virginia’s variety of terrain, its location on the Atlantic Seaboard at the southern extremity of the northeast population corridor and its close proximity to the nation’s capital have had a significant influence on the development of its present economic structure. The Commonwealth’s 2006 population of approximately 7.6 million was 2.6% of the United States’ total population. Among the 50 states, it ranked 12th in population. The Commonwealth’s 2006 population density was 193 persons per square mile, compared with 84.6 persons per square mile for the United States as a whole. From 1998 to 2007, Virginia’s population increased by 12% versus a 9% increase for the nation. A higher proportion of the Commonwealth’s population falls in the adult/working age range of 18 through 64 than nationally. A lower proportion of its population is comprised of persons 65 and older and of persons age 5 through 17 than nationally.

Like the nation as a whole, the Commonwealth has a high percentage of its citizens living in urban areas. Of the Commonwealth’s population, 85.6% resides in eleven metropolitan statistical areas (MSAs). The largest metropolitan area in the Commonwealth is the Northern Virginia portion of the Washington-Arlington-Alexandria MSA. This is the fastest growing metropolitan area in the Commonwealth and had a 2006 population of approximately 2.4 million. Northern Virginia has long been characterized by the large number of people employed in both civilian and military work with the federal government. It is also one of the nation’s leading high-technology centers for computer software and telecommunications.

|X| Factors Affecting Investments in Virginia Securities.

Economic Trends. Over the ten years ending in 2006, taxable retail sales in Virginia increased by over $32.4 billion, or 56.8%. This growth in taxable retail sales far exceeds the rate of inflation over the same period, which was 28.6%. According to the U.S. Department of Commerce, Virginians received over $364 billion in personal income in 2006. In 2006, the Commonwealth had per capita income of $39,564, the highest of the Southeast region of the United States and greater than the national average of $36,629. From 1996 to 2006, the Commonwealth’s 4.7% average annual rate of growth in personal per capita income was greater than the national rate of growth of 4.3%. Much of the Commonwealth’s per capita income gain over this period has been due to the rapid growth of high-technology industries and basic business services, along with strong federal, state and local sector employment.

Employment in the Information Services sector decreased by 13% in the Commonwealth from 2002 to 2006, possibly due in part to the national trend of reclassifying employers from the information services industry to professional and business services. The Professional and Business Services sector, however, gained 14% over the same period; sub-sectors where much of this growth took place included engineering and architectural services, computer systems software design, scientific and consulting services, management of companies and professional employment service specialists. From 2002 to 2006, employment in the Financial Activities sector grew by 7.5%. The private Education and Health sector also continued to add jobs in 2006, and increased 11.9% over the five-year period. The Leisure and Hospitality sector employment level rose 2.6% from 2005 to 2006, with much of this growth in the food service and accommodations portions of the industry.

In 2006, total federal government employment in the Commonwealth averaged approximately 153,000, and total aggregate federal, state and local employment averaged approximately 674,200, with an increase of 10,500 in 2006 over 2005 levels, predominately in local school systems. Construction employment grew by 16.4% from 2002 to 2006, with 5,800 jobs, or 2.4%, added in calendar year 2006. While there was some slowing of residential construction by year’s end, commercial construction continued to expand in 2006. Manufacturing employment, at 288,700 in 2006, dropped by 7,100 jobs, or 2.4%, from 2005 levels. Durable goods employment increased slightly to 170,400 due to growth in industrial goods and motor vehicles jobs early in the year. Non-durable manufacturing continued to lose jobs, with several textile mills shutting down in 2006.

The Commonwealth was one of the four states with the lowest jobless rates in the nation throughout 2006. During 2007, an average of 3.1% of the Commonwealth’s citizens were unemployed as compared with the national average of 4.6%. There were several reasons for the Commonwealth’s modest unemployment rates, but essentially the balance found in the Commonwealth’s economy helps stabilize employment. The Commonwealth is also one of the least unionized of the more industrialized states. Three major reasons for the low unionization in the Commonwealth include its Right-to-Work Law; the importance of manufacturing industries such as textiles, apparel, electric and electronic equipment and lumber which are not highly-unionized; and the importance of federal, civilian and military employment. No single industry dominates the Commonwealth’s economy.

The travel and tourism industry is one of Virginia’s most important economic assets. Tourism’s economic contribution to Virginia in 2006 reached $17.7 billion. Tourist spending in the Commonwealth increased by 7.2% in 2006 from 2005. Over 208,200 Virginia jobs were directly supported by travel spending in 2006, including employment in such travel-related businesses as lodging establishments, restaurants, museums, amusement parks, retail stores and gasoline service stations. Tourism is also a significant source of government revenues and was responsible for $2.4 billion in combined state and local tax revenues in 2006, up 4.5% from 2005.

Commonwealth Finances – General. The Virginia Constitution requires the Governor to ensure that the Commonwealth’s expenses do not exceed total anticipated revenues plus fund balances during the period of two years and six months following the end of the Virginia General Assembly session in which appropriations are made. A Revenue Stabilization Fund was established by a constitutional amendment effective January 1, 1993 and consists of an amount not to exceed 10% of the Commonwealth’s average annual tax revenues derived from taxes on income and retail sales for the three immediately preceding fiscal years, as certified by the Auditor of Public Accounts. The Revenue Stabilization Fund is available to offset, in part, anticipated shortfalls in revenues in years when appropriations based on previous forecasts exceed expected revenues in subsequent forecasts. If any amounts accrue, such as through interest or dividends, to the credit of the Revenue Stabilization Fund in excess of the 10% limitation, the Treasurer shall promptly transfer any such excess amounts to the General Fund. If in any year total revenues are forecasted to decline by more than 2% of the certified tax revenues collected in the most recently ended fiscal year, the General Assembly may appropriate the transfer of up to one-half of the Revenue Stabilization Fund balance to the General Fund to stabilize revenues. This transfer shall not exceed one-half of the forecasted shortfall.
The General Fund. The General Fund balance rose by $65.1 million during the fiscal year ended June 30, 2007, an increase of 2.3% from fiscal year 2006. Overall tax revenues increased by 4.2% from fiscal year 2006 to fiscal year 2007. Individual and fiduciary income tax revenues increased by 5.2% during the same period. Additional tax revenue growth occurred in the form of a .9% increase in corporation income taxes, but the Commonwealth also experienced a 29.9% decrease in other taxes. Public service corporation taxes decreased by 2.3% during fiscal year 2007, while state sales and use tax collections increased by 8.1%. Overall revenue and non-tax revenues increased by 4.8% and 22.0%, respectively. Overall expenditures rose by 11.3% in fiscal year 2007, compared to a 7.3% increase in fiscal year 2006. Individual and family service expenditures grew by $266.8 million in fiscal year 2007, or 7.3%, and education expenditures increased by $825.9 million, or 12.2%. General government expenditures increased $407.6 million, or 30.4%, in fiscal year 2007.

Of the June 30, 2007 $2.96 billion fund balance, $1.2 billion was reserved for the Revenue Stabilization Fund, which constituted the maximum amount allowed in fiscal 2007. This fund is segregated from the General Fund and can only be used for constitutionally authorized purposes. Virginia law directs that the fund be included as a component of the General Fund only for financial reporting purposes. In accordance with the Virginia Constitution, the amount estimated as required for deposit to the Revenue Stabilization Fund must be appropriated for that purpose by the General Assembly. A deposit of $106.7 million was made to the Revenue Stabilization Fund in fiscal year 2007. A fiscal year 2008 deposit of $114.8 million is also reserved in Revenue Stabilization Fund balance.

Individual and fiduciary income taxes are the principal component of General Fund revenues. These revenues support a number of government functions; primarily education, individual and family services, public safety and general government. General Fund revenues are also available for payment of debt service obligations of the Commonwealth.

In fiscal year 2007, 96.1% of total tax revenues was derived from five major taxes imposed by the Commonwealth: individual and fiduciary income taxes (63.1% of total taxes), state sales and use taxes (21.1%), corporate income taxes (5.7%), taxes on premiums of insurance companies (2.5%) and taxes on deeds, contracts, wills and suits (3.7%).

General Fund expenditures relate to services traditionally provided by a state government which are not accounted for in any other fund, including general government, legislative, public safety, judicial, health and mental health, human resources, licensing and regulation, and primary and secondary education services. In fiscal year 2007, 47.6% of total expenditures from the General Fund went to education, supporting individuals in developing knowledge, skills and cultural awareness, including elementary and secondary education instruction, supervision and assistance; 24.5% went to individual and family services, supporting programs to benefit the economic, social and physical well-being of the individual and family, including disease research, control and prevention; 13.9% went to the administration of justice related to the activities of the civil and criminal justice systems, the activities of which encompass the apprehension, trial, punishment and rehabilitation of law violators, and the deterrence and detection of crime; 11% went to general government, supporting the general activities of state, regional and local levels of government, which activities include financial assistance to localities, enactment of legislative policy, intergovernmental projects, and payments to localities pursuant to the Personal Property Tax Relief Act of 1998; 1.9% went to resources and economic development, supporting activities to develop the Commonwealth’s economic base, including alternative natural resources, and to regulate this base with regard to the public interest of the Commonwealth; and 1.1% went to capital outlay relating to the construction and renovation of state-owned buildings and facilities and transportation expenditures relating to the movement by road, water or air of people, goods and services, and the regulation thereof.

The 2006 Appropriation Act. On December 16, 2005, former Governor Warner presented the 2006 Budget Bill for the 2006-08 biennium. The 2006 Budget Bill was developed with the following three main objectives in mind: (1) maintaining the Commonwealth’s financial stability for the long term; (2) making targeted investments that will pay measurable returns in the future; and (3) meeting the Commonwealth’s ongoing commitment to fund core services.

The 2006 Budget Bill included $34.375 billion from the General Fund in base spending, and total General Fund resources of $34.419 billion. Recommendations for new spending totaled $5.947 billion, including $930 million for capital outlay funding. General Fund budget savings of $57.3 million were also recommended. The 2006 Budget Bill included approximately $1.502 billion in one-time general fund spending, including the $930.3 million for capital outlay, $339.0 million for transportation initiatives and $232.5 million for water quality improvements.

New spending items in the 2006 Budget Bill representing major investments in Virginia’s future included $305.1 million to support enrollment growth, base adequacy and research facilities at institutions of higher education; $232.5 million for a one-time additional investment in water quality programs; $624.5 million for transportation projects and programs; $107.1 million to invest in community-based mental health and mental retardation services; $11.0 million for the preservation of forestlands in Virginia through the purchase of almost 10,000 acres of forest property; $55.7 million to increase energy efficiency at state facilities throughout Virginia; $43.8 million as incentive payments to semiconductor manufacturers that have met employment and investment targets; and $4.2 million to stimulate economic development in rural areas by expanding access to broadband networks.

Major items in the 2006 Budget Bill recommended to meet the Commonwealth’s commitment to fund core services included $941.9 million for the estimated state cost of the biennial update of the Standards of Quality for elementary and secondary schools based on increased enrollment, school instructional and support expenditures, funded instructional salaries and other technical adjustments; $348.6 million for a proposed salary increase for state and state-supported local employees, teachers and teaching and research faculty at higher education institutions; and funding to support the increased cost of health insurance for state employees.

On January 24, 2006, Governor Kaine submitted executive amendments to the 2006 Budget Bill presented by his predecessor. General Fund spending actions in Governor Kaine’s executive amendments for the 2006-08 biennium included $39.6 million to increase proposed K-12 instructional staff pay raises from 3% to 4%; $4.7 million to address cost overruns on the University of Virginia’s Medical Research Building; $4.0 million to address a revised cost estimate for Virginia Commonwealth University’s Medical Sciences Building II; and $3.5 million to provide additional support to localities relating to formula changes in criminal justice services program funding. General Fund savings in Governor Kaine’s proposed amendments totaled $7.6 million, resulting largely from standardized testing procurement changes. Net additional General Fund revenue proposed in Governor Kaine’s amendments totaled $15.1 million, due in substantial part to the proposed sale of an alcohol and beverage control facility.

Virginia’s House and Senate could not reach agreement on the 2006 Budget Bill and adjourned on March 11, 2006. The Governor called a Special Session of the 2006 General Assembly and, on June 20, 2006, the General Assembly passed a compromise budget for the 2006-2008 biennium (HB 5002, as amended) that included significant portions of the original 2006 Budget Bill. The increases in new General Fund spending in HB 5002 over the introduced budget included: a net increase of $68.0 million for public education; a net increase of $90.5 million for capital project expenses; and $106.3 million for additional salary increases for state employees and state-supported local employees. In keeping with the objectives of the introduced budget, HB 5002 provided $222 million for improving the health of the Chesapeake Bay and other Virginia waterways, a biennial general fund increase of approximately $456.3 million for higher education institutions, and an additional $684.4 million over the biennium for mandatory programs such as Medicaid, Comprehensive Services Act, children’s health insurance, adoptions and the impact of the new Medicare Part D prescription drug program. Under HB 5002, a deposit was provided for the Revenue Stabilization Fund in fiscal year 2008, representing an estimate of the required deposit attributable to tax collections for fiscal year 2006.

HB 5002 also provided $339.0 million in one-time general funds to implement transportation legislation to be adopted by November 1, 2006 during a special session of the General Assembly, which funds had been included in the introduced budget for certain transportation initiatives.

On June 22, 2006, HB 5002 was enrolled and submitted to the Governor for approval. Governor Kaine returned HB 5002 to the General Assembly with 36 recommended amendments, of which 16 were adopted. On June 30, 2006, Governor Kaine signed HB 5002, as amended, and vetoed four technical language items. The bill became effective July 1, 2006 (the “2006 Appropriation Act”).

The 2007 Appropriation Act. On December 15, 2006, the Governor presented proposed amendments to the 2006 Appropriation Act affecting the remainder of the 2006-2008 biennium. The Governor’s objectives were developed with the following goals in mind: maintain the Commonwealth’s financial stability for the long term; make targeted investments that will enhance Virginia’s ability to compete in a global economy; and meet the Commonwealth’s ongoing commitment to fund core services.

Fiscal year 2006 ended with actual revenue collections exceeding the forecast by $147 million, or 1.0%. Non-withholding and corporate income tax, the two most volatile revenue sources, continued to grow at unprecedented rates and contributed to the fiscal year 2006 surplus. The General Assembly, in anticipation of this surplus, included $128 million into the beginning balance for fiscal year 2007.

The Governor’s budget amendments provided additional deposits to the Revenue Stabilization Fund totaling $152.7 million. This amount is comprised of $106.7 million in fiscal year 2007 and an additional $46.1 million in fiscal year 2008. With these deposits, the Fund would remain at its Constitutional maximum of $1.3 billion in fiscal year 2008. The Fund reached its Constitutional maximum for the first time in fiscal year 2006.

After making the deposit to the Revenue Stabilization Fund, approximately 70% of the proposed new spending was proposed to be dedicated to transportation and higher education. The Governor restricted recurring expenses to targeted priorities that would move Virginia forward in meeting health care, education, public safety, environmental and economic development objectives.

The Virginia General Assembly sent an amended budget to the Governor on February 24, 2007. The budget retained many of the amendments originally introduced. Highlights included a $100 million investment to address capital projects and cost overruns in higher education; an increase in the state contribution for teacher salary increases and an increase in the retiree health care credit; a 4% salary increase for state employees, faculty at Virginia’s public institutions of higher education, and state-supported local employees; additional funding for water quality improvements; and $500 million from the General Fund to meet pressing transportation needs.

The Governor returned the budget bill requesting 17 amendments, primarily technical in nature. On April 4, 2007 the budget bill was enacted as Chapter 847 of the 2007 Acts of Assembly (the “2007 Appropriation Act”).

The 2008 Amendments to the 2007 Appropriation Act. On December 17, 2007, the Governor presented to the General Assembly amendments to the 2007 Appropriation Act affecting the remainder of the 2006-2008 biennium. The proposed amendments included $272.0 million in reductions, as outlined in the Governor’s 2008 Budget Reduction Plan. Additional operating expenses of $123.5 million and $50.0 million in capital outlay (maintenance reserve) were also recommended.

The Governor’s budget amendments also reduced funding for the Revenue Stabilization Fund by $69.5 million in fiscal year 2008 based on the fund maximum allowed for fiscal year 2008. The Governor’s budget amendments also included a withdrawal of $261.1 million from the Revenue Stabilization Fund in fiscal year 2008. Even after this reduction and withdrawal, the Fund balance is still projected be more than $1 billion by the end of fiscal year 2008, and more than $1.2 billion by the end of the next biennium.

The 2008 Budget Bill. On December 17, 2007, the Governor submitted the 2008 Budget Bill (the “2008 Budget Bill”) for the 2008-2010 biennium. The 2008 Budget Bill was developed with the following four main objectives in mind:

•	Maintain the Commonwealth’s financial stability for the long term;

•	Make targeted investments that will pay measurable returns in the future;

•	Meet the Commonwealth’s ongoing commitment to fund core services; and

•	Use program performance, financial incentives, and operational streamlining to promote better government.

     The 2008 Budget Bill includes $3.62 billion from the General Fund in base spending, and total General Fund resources of $3.62 billion. Recommendations for new spending total $2.2 billion, including $54.0 million for capital outlay funding. General Fund budget savings of $463.6 million are also recommended.

     Major items in the 2008 Budget Bill recommended to meet the Commonwealth’s commitment to fund core services include $890.3 million for the estimated state cost of the technical re-benchmarking of the Standards of Quality for elementary and secondary schools and $254.7 million for a proposed salary increase for state and state-supported local employees, teachers and teaching and research faculty at higher education institutions.

     Other proposed spending items include $29.2 million to expand the existing Virginia Preschool Initiative serving at-risk-students; $14.6 million to increase community services board emergency services capacity; $4.9 million in improvements aimed at offender reentry; $38.1 million in semiconductor manufacturing performance grants; and $15.1 million in the Governor’s Development Opportunity Fund. A Revenue Stabilization Fund deposit of $21.3 million in fiscal year 2009 based on actual tax revenues for fiscal year 2007 is also anticipated.

|X| Indebtedness of the Commonwealth.

The Constitution of Virginia, in Section 9 of Article X, provides for the issuance of debt by or on behalf of the Commonwealth. Sections 9(a), (b) and (c) provide for the issuance of debt to which the Commonwealth’s full faith and credit is pledged and Section 9(d) provides for the issuance of debt which is not secured by the full faith and credit of the Commonwealth, but which may be supported by and paid from Commonwealth tax collections subject to appropriations by the General Assembly. The Commonwealth may also enter into leases and contracts that are classified on its financial statements as long-term indebtedness. Certain authorities and institutions of the Commonwealth may also issue debt. This section discusses the provisions for, and limitations on, the issuances of general obligation debt and other types of debt by the Commonwealth and its authorities and institutions.

Section 9(a) Debt. Section 9(a) of Article X provides that the General Assembly may contract general obligation debt: (1) to meet certain types of emergencies, (2) subject to limitations on amount and duration, to meet casual deficits in the revenue of, or in anticipation of the collection of revenues of, the Commonwealth and (3) to redeem a previous debt obligation of the Commonwealth. Total indebtedness issued pursuant to Section 9(a)(2) shall not exceed 30% of an amount equal to 1.15 times the annual tax revenues “derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts, for the preceding fiscal year.” As of June 30, 2007, the Commonwealth reported having no Section 9(a) debt outstanding.

Section 9(b) Debt. Section 9(b) of Article X provides that the General Assembly may authorize the creation of general obligation debt for capital projects. Such debt is required to be authorized by an affirmative vote of a majority of the members elected to each house of the General Assembly and approved in a statewide referendum. The outstanding amount of such debt is limited in the aggregate to an amount equal to 1.15 times the average annual tax revenues “derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts,” for the three immediately preceding fiscal years (“9(b) Debt Limit”). An additional 9(b) debt authorization restriction limits the amount of such debt that the General Assembly may authorize for the current fiscal year to 25% of the 9(b) Debt Limit less 9(b) debt authorized in the current and prior three fiscal years.

The phrase “taxes on income and retail sales” is not defined in the Constitution or by statute. The record made in the process of adopting the Constitution, however, suggests an intention to include only income taxes payable by individuals, fiduciaries and corporations and the state sales and use tax. As of June 30, 2007, the Commonwealth reported having $821.6 million in Section 9(b) debt outstanding.

Section 9(c) Debt. Section 9(c) of Article X provides that the General Assembly may authorize the creation of general obligation debt for revenue-producing capital projects for executive branch agencies and institutions of higher learning within the Commonwealth. Such debt is required to be authorized by an affirmative vote of two-thirds of the members elected to each house of the General Assembly and approved by the Governor. The Governor must certify before the enactment of the bond legislation, and again before the issuance of the bonds, that the net revenues pledged thereunder are expected to be sufficient to pay principal and interest on the bonds issued to finance the projects.

The outstanding amount of Section 9(c) debt is limited in the aggregate to an amount equal to 1.15 times the average annual tax revenues “derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts,” for the three immediately preceding fiscal years (“9(c) Debt Limit”). While the debt limits under Sections 9(b) and 9(c) are each calculated as the same percentage of the same average tax revenues, these debt limits are separately computed and apply separately to each type of debt. As of June 30, 2007, the Commonwealth reported having $490.6 million in Section 9(c) debt outstanding

Effect of Refunding Debt. In general, when the Commonwealth issues bonds to refund outstanding bonds issued pursuant to Section 9(b) or 9(c) of Article X of the Constitution, the refunded bonds are considered paid for purposes of the constitutional limitations upon debt incurrence and issuance and the refunding bonds are counted in the computations of such limitations. However, Section 9(a)(3) provides that in the case of the refunding of debt incurred in accordance with Section 9(c) of Article X, the debt evidenced by the refunding bonds will be counted against the 9(c) Debt Limit unless the Governor does not provide the net revenue sufficiency certification, in which case the debt evidenced by the refunding bonds will be counted against the 9(b) Debt Limit.

Other Tax-Supported Debt. Tax-supported debt of the Commonwealth includes both general obligation debt and debt of agencies, institutions, boards and authorities for which debt service is expected to be made in whole or in part from appropriations of tax revenues. Section 9(d) of Article X provides that the restrictions of Section 9 are not applicable to any obligation incurred by the Commonwealth or any of its institutions, agencies or authorities if the full faith and credit of the Commonwealth is not pledged or committed to the payment of such obligation.

The Commonwealth reported that there are currently outstanding various types of 9(d) revenue bonds issued by authorities, political subdivisions and agencies for which the Commonwealth’s full faith and credit is not pledged. Certain of these bonds, however, are paid in part or in whole from revenues received by the issuers of the bonds as appropriations by the General Assembly from general tax revenues, while others are paid solely from revenues derived from enterprises related to the operation of the financed capital projects. As of June 30, 2007, the Commonwealth reported having $3.9 billion in Section 9(d) debt outstanding or authorized.

The debt repayments of the Virginia Public Building Authority, the Virginia College Building Authority 21st Century College and Equipment Program, The Innovative Technology Authority, the Virginia Biotechnology Research Park Authority and several other long-term capital leases or notes have been supported all or in large part by General Fund appropriations.

The Commonwealth Transportation Board (“CTB”) has issued various series of bonds authorized under the State Revenue Bond Act. These bonds are secured by and payable from funds appropriated by the General Assembly from the Transportation Trust Fund for such purpose. The Transportation Trust Fund was established by the General Assembly in 1986 as a special non-reverting fund administered and allocated by the CTB for the purpose of increased funding for construction, capital and other needs of state highways, airports, mass transportation and ports. As of June 30, 2007 $987.6 million in CTB bonds were outstanding and an additional $3 billion were authorized.

The Virginia Port Authority (“VPA”) has issued bonds in the amount of $326.0 million which are payable from income of a portion of the Transportation Trust Fund. In April 1998, the VPA issued $71.0 million of refunding bonds to refund the aggregate outstanding balance of its Series 1988 bonds. In April 2006, the VPA issued $21.7 million in refunding bonds to refund a portion of the outstanding balance of its Series 1996 Commonwealth Port Fund Revenue Bonds. The fund balance of the Commonwealth Transportation Fund administered by the CTB at June 30, 2007 was $1.95 billion.

Leases and Contracts. Woodrow Wilson Bridge Agreement. The Commonwealth, in partnership with the State of Maryland and the District of Columbia, received approval from the Federal Highway Administration regarding the new 12-lane bridge replacement project for the Woodrow Wilson Bridge (the Interstate 95 Potomac River Crossing between Virginia and Maryland). Under the Agreement, the Woodrow Wilson Bridge Project will include reconstruction of the Telegraph Road and Route 1 interchanges in Virginia and the I-295 and Route 210 interchanges in Maryland, in addition to the bridge replacement.

The project will be partially funded from $1.544 billion of special Federal funding authorized by Congress, with the balance of the estimated $2.476 billion project cost to be borne by Virginia, Maryland, and the District of Columbia. The Commonwealth has committed to provide funding for $587.4 million of the project cost between fiscal years 2002 and 2012. After its completion, Virginia and Maryland will jointly own the new bridge, with each State sharing equally in any further costs associated with it. The cost assigned to each jurisdiction for other portions of the project is dependent on the work managed by each. In the event that bids for the project come in over estimates or that cost overruns occur, the affected project work will likely be rebid or redesigned or the scope altered to mitigate the impact thereof. The first of two river crossing superstructures of the new Woodrow Wilson Bridge opened to traffic in June 2006. This outer loop span will carry traffic in both directions until the second span is completed, currently estimated to be mid-2008. The total project substantial completion date is set for calendar year 2011.

Capital Leases. The Commonwealth is involved in numerous agreements to lease buildings and equipment. These lease agreements are for various terms, and each lease contains a nonappropriation clause indicating that continuation of the lease is subject to funding by the General Assembly. The principal balance of all tax-supported capital leases outstanding was $249.8 million as of June 30, 2007.

Installment Purchases. The Commonwealth also finances the acquisition of certain personal property and equipment through installment purchase agreements. The length of these agreements and the interest rates charged vary. In most cases, the agreements are collateralized by the personal property and equipment acquired thereby. Installment purchase agreements contain nonappropriation clauses indicating that continuation of the installment purchase is subject to funding by the General Assembly. The principal balance of tax-supported installment purchase obligations outstanding as of June 30, 2007 was $186.3 million.

Debt Service on Tax-Supported Debt. The Commonwealth reported that as of June 30, 2007, it expected to pay $165.5 million in principal and interest payments on aggregate outstanding Section 9(a), 9(b) and 9(c) general obligation debt and $432.4 million in principal and interest payments on aggregate outstanding Section 9(d) tax-supported debt during the fiscal year ended June 30, 2008. As of June 4, 2008, the Commonwealth also expected to pay $269.5 million in principal and interest payments on aggregate outstanding Section 9(a), 9(b) and 9(c) general obligation debt and $423.7 million in principal and interest payments on aggregate outstanding Section 9(d) tax-supported debt during the fiscal year ended June 30, 2009.

Moral Obligation Debt. Bonds issued by the Virginia Housing Development Authority, the Virginia Resources Authority and the Virginia Public School Authority are designed to be self-supporting from their individual loan programs. However, certain of their bonds are secured in part by a moral obligation of the Commonwealth. The Commonwealth may fund deficiencies that may occur in debt service reserves for moral obligation debt. By the terms of the applicable statutes, the Governor is obligated to include in his annual budget submitted to the General Assembly the amount necessary to restore any such reported deficiency, but the General Assembly is not legally required to make any appropriation for such purpose. The Commonwealth reported as of June 4, 2008 that these authorities have not reported to the Commonwealth that any such reserve deficiencies exist. As of June 30, 2007, $1.13 billion of such moral obligation debt was outstanding.

Other Debt. There are several authorities and institutions of the Commonwealth that issued debt for which debt service is not paid through appropriations of state tax revenues and for which there is no moral obligation pledge to consider funding debt service or reserve fund deficiencies. A portion of this debt is additionally secured by a biennial contingent appropriation in the event available funds are less than the amount required to pay debt service. As of June 30, 2007, $11.7 billion of this other debt was outstanding.

|X| Other Issuers of Virginia Municipal Securities. As of June 30, 2006, Virginia local government was comprised of 95 counties, 39 incorporated cities and 36 incorporated towns. Cities and counties are units of government that have traditionally provided all services not provided by the Commonwealth. The Commonwealth is unique in that cities and counties are independent and their land areas do not overlap. Cities and counties each levy and collect their own taxes and provide their own services. Towns, on the other hand, are units of local government and are a part of the counties in which they are located. Towns levy and collect taxes for town purposes, but their residents are also subject to county taxes.

These other local governments issue two basic types of debt: general obligation bonds and revenue bonds. General obligation bonds are backed by the unlimited taxing power of the issuer. Under Virginia law, general obligation debt of such issuers is limited to 1.15 times the average of the preceding three years’ income tax and sales and use collections. However, bonds issued by many political subdivisions are not backed by the full faith and credit of the issuer but instead are subject to annual appropriations from the issuer’s general fund. Revenue bonds are typically secured by specific pledged fees or charges for a related project, such as fees generated from use of facilities or enterprises financed by the bonds. Included within the revenue bond sector are tax-exempt lease obligations that are subject to annual appropriations of a governmental body, usually with no implied tax or specific revenue pledge.

The primary sources of money available to such local governments to pay debt service on general obligation bonds are personal property taxes, sales tax and business license taxes. Virginia Code Section 15.2-2659, known as the “intercept provision,” provides a mechanism for applying appropriations to be made from the Commonwealth towards any overdue debt service on general obligation bonds issued by such local governments.

The largest expenditure by local governments in the Commonwealth is for public elementary and secondary education. Each county and city in the Commonwealth, with few exceptions, constitutes a separate school district. Counties, cities and towns typically also provide such services as police and fire protection, water and sewer services and recreational facilities.

According to figures prepared by the Auditor of Public Accounts of Virginia as of June 30, 2006, the total outstanding debt of counties in the Commonwealth was approximately $11.1 billion, most of which was borrowed for public school construction; the outstanding debt for cities was approximately $8.1 billion; and the outstanding debt for towns was approximately $483.6 million.

|X| Ratings of the Commonwealth’s Securities. As of June 4, 2008, Standard & Poor’s had rated the Commonwealth’s general obligation bonds “AAA,” Moody’s had rated those bonds “Aaa” and Fitch had rated those bonds “AAA”.

Such ratings reflect only the views of the respective rating agencies, and an explanation of the significance of such ratings may be obtained only from the respective rating agencies. There can be no assurance given that such ratings will be continued for any given period of time, or that they will not be revised downward or withdrawn entirely by such rating agencies if, in their judgment, the circumstances so warrant. Any such downward revision or withdrawal of any of such ratings may have an adverse effect on the liquidity and market price of the Commonwealth’s bonds.

|X|     Pending Litigation. The Commonwealth reported that the Commonwealth, its officials and its employees are named as defendants in legal proceedings which occur in the normal course of governmental operations, some involving claims for substantial amounts. It was not possible for the Commonwealth to estimate the ultimate outcome or liability, if any, of the Commonwealth with respect to these lawsuits. However, the Commonwealth stated its belief that any ultimate liability resulting from these lawsuits was not expected to have a material, adverse effect on the financial condition of the Commonwealth.

|X|     Risks and Uncertainties. The fund invests in municipal bonds and other municipal debt instruments issued by the Commonwealth and its various political subdivisions and agencies. The issuers of these debt obligations include the Commonwealth of Virginia, its agencies and authorities, cities, counties and towns, as well as other local governments. The credit quality and risk of these investments will vary according to each security’s structure and underlying economics. This debt is issued for a wide variety of public purposes, including transportation, housing, education, healthcare, and industrial development. The fund may also invest in private activity bond issues for corporate and nonprofit borrowers. Sold through various governmental conduits, these issues are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied.

Generally, the primary default risk associated with government obligations is the nonpayment of taxes supporting such indebtedness. In addition, certain debt obligations in the Fund may be obligations of issuers other than the Commonwealth. Although the Commonwealth regularly receives the highest ratings from ratings agencies, local governments and other issuers may have greater credit risks than the Commonwealth itself, and as a result may be unable to repay their indebtedness.

     Other municipal securities are payable directly or indirectly from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities, such as health care facilities, or, in some cases, from the proceeds of a special excise tax or other specific revenue source.

     Other municipal securities are issued by entities which lack taxing power to repay their obligations, such as industrial development authorities and housing authorities. Certain municipal securities may be obligations which are payable solely from the revenues of private institutions within one industry, such as health care. The default risk may be higher for such obligations, since the decline in one industry could impede repayment. Examples include municipal securities used to finance charitable educational and health care facilities, multifamily housing facilities, solid waste facilities, airports and other exempt facilities financings, as well as single family mortgage bonds. For example, bankruptcies in the airline industry could have an impact on the value and likelihood of repayment on conduit revenue bonds issued to finance airport facilities. Medicare and Medicaid reimbursement rate changes and changes in the insurance industry can affect the financial viability of health care facilities such as nursing homes. Single family mortgage bonds are subject to extraordinary mandatory redemption as the underlying home loans are refinanced, which may result in retirement of the bonds at prices less than their original purchase prices.

     To a large degree, the credit risk of the portfolio is dependent upon the financial strength of the Commonwealth, its localities and agencies. Financial strength is, in turn, influenced by changing economic conditions which affect the level of taxes collected and revenues earned. While local governments in Virginia are primarily reliant on independent revenue sources, such as property, sales and business license taxes, they are not immune to budget shortfalls caused by cutbacks in state aid. As referenced above, the Commonwealth has been working to address reduced revenues, including those resulting from the unfolding of the “Subprime” crisis. Gasoline, construction material and commodity prices are also very high. The cumulative effect of market uncertainty, the “Subprime” crisis, and higher gasoline, construction material and commodity prices on spending by consumers and borrowing or investments by businesses and individuals is difficult to predict. The current general economic slowdown, including the resulting decreases in consumer and business spending, may create budget difficulties at both the state and local levels, including to conduit borrowers under revenue bonds. Slower economic growth or a recession may decrease income tax and sales tax revenues. These and other factors will also affect the county and local economies in Virginia, and to the extent they stress the Commonwealth’s budget, will diminish the amount of State aid available to local jurisdictions.

Finally, national and international developments, such as rising oil and commodity costs and the “Subprime” crisis, could have a material, adverse effect on the overall economy in Virginia. Governments and businesses could incur costs in replacing employees who are called to serve in the armed forces. Layoffs and cutbacks in the transportation and tourism industries could increase unemployment in Virginia. Economic factors affecting the Commonwealth will also affect the counties, cities and other localities, as well as private borrowers. In particular, local governments depend on state aid, and any cutbacks in such aid as a result of the Commonwealth’s deficit could adversely affect local budgets.

Appendix C

OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares2 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.3 That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the “Distributor”), or by dealers or other financial institutions that offer those shares to certain classes of investors. Not all waivers apply to all funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term “Retirement Plan” refers to the following types of plans:

1)     plans created or qualified under Sections 401(a) or 401(k) of the Internal Revenue Code,

2)     non-qualified deferred compensation plans,

3)     employee benefit plans(4)
4)     Group Retirement Plans(5)
5)     403(b)(7) custodial plan accounts
6)     Individual Retirement Accounts (“IRAs”), including traditional IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the “Transfer Agent”) of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the “Manager”).

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

I.	Applicability of Class A Contingent Deferred Sales Charges in Certain Cases

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

     There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of shares of Oppenheimer Rochester National Municipals and Rochester Fund Municipals purchased prior to October 22, 2007) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the Prospectus under “Class A Contingent Deferred Sales Charge.”6 This waiver provision applies to:

❑	Purchases of Class A shares aggregating $1 million or more.

❑

Purchases of Class A shares, prior to March 1, 2007, by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.

❑	Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:

1)     through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or

2)     by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.

❑	Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:

1)     The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. (“Merrill Lynch”) on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Investment Management, L.P. (“MLIM”), that are made available under a Service Agreement between Merrill Lynch and the mutual fund’s principal underwriter or distributor, and (b) funds advised or managed by MLIM (the funds described in (a) and (b) are referred to as “Applicable Investments”).

2)     The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $5 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.

3)     The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).

II.	Waivers of Class A Sales Charges of Oppenheimer Funds

•	A. Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no concessions are paid by the Distributor on such purchases):

❑	The Manager or its affiliates.

❑

Present or former officers, directors, trustees and employees (and their “immediate families”) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term “immediate family” refers to one’s spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling’s spouse, a spouse’s siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

❑	Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.

❑	Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.

❑

Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser’s own account (or for the benefit of such employee’s spouse or minor children).

❑

Dealers, brokers, banks or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.

❑

Investment advisers and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

❑

“Rabbi trusts” that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.

❑

Clients of investment advisers or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment adviser or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

❑

Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.

❑

Accounts for which Oppenheimer Capital (or its successor) is the investment adviser (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.

❑	A unit investment trust that has entered into an appropriate agreement with the Distributor.

❑

Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.

❑

Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.

❑

A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.

❑

A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

❑

Effective March 1, 2007, purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.

❑	Effective October 1, 2005, taxable accounts established with the proceeds of Required Minimum Distributions from Retirement Plans.

❑	Purchases of Class A shares by former shareholders of Atlas Strategic Income Fund in any Oppenheimer fund into which shareholders of Oppenheimer Strategic Income Fund may exchange.

❑

Purchases prior to June 15, 2008 by former shareholders of Oppenheimer Tremont Market Neutral Fund, LLC or Oppenheimer Tremont Opportunity Fund, LLC, directly from the proceeds from mandatory redemptions.

■

•	B. Waivers of the Class A Initial and Contingent Deferred Sales Charges in Certain Transactions.

1.	Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):

❑	Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

❑

Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds or unit investment trusts for which reinvestment arrangements have been made with the Distributor.

❑	Shares purchased by certain Retirement Plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.

❑	Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

❑	Shares purchased in amounts of less than $5.

2.

Class A shares issued and purchased in the following transactions are not subject to sales charges (a dealer concession at the annual rate of 0.25% is paid by the Distributor on purchases made within the first 6 months of plan establishment):

❑	Retirement Plans that have $5 million or more in plan assets.

❑	Retirement Plans with a single plan sponsor that have $5 million or more in aggregate assets invested in Oppenheimer funds.

•	C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

❑	To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.

❑	Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to “Shareholder Account Rules and Policies,” in the applicable fund Prospectus).

❑	For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:

1)     Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant’s account was established.

2)     To return excess contributions.

3)     To return contributions made due to a mistake of fact.

4)	Hardship withdrawals, as defined in the plan.(7)

5)     Under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.

6)     To meet the minimum distribution requirements of the Internal Revenue Code.

7)     To make “substantially equal periodic payments” as described in Section 72(t) of the Internal Revenue Code.

8)     For loans to participants or beneficiaries.

9)     Separation from service.(8)
10)     Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.

11)     Plan termination or “in-service distributions,” if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.

❑	For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

❑	For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.

❑

For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.

❑

At the sole discretion of the Distributor, the contingent deferred sales charge may be waived for redemptions of shares requested by the shareholder of record within 60 days following the termination by the Distributor of the selling agreement between the Distributor and the shareholder of record's broker-dealer of record for the account.

III.	Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

•	A. Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:

❑	Shares redeemed involuntarily, as described in “Shareholder Account Rules and Policies,” in the applicable Prospectus.

❑

Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.

❑

The contingent deferred sales charges are generally not waived following the death or disability of a grantor or trustee for a trust account. The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability (as defined in the Internal Revenue Code).

❑	Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

❑

At the sole discretion of the Distributor, the contingent deferred sales charge may be waived for redemptions of shares requested by the shareholder of record within 60 days following the termination by the Distributor of the selling agreement between the Distributor and the shareholder of record's broker-dealer of record for the account.

❑	Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.

❑

Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.

❑

Redemptions of Class C shares of an Oppenheimer fund in amounts of $1 million or more requested in writing by a Retirement Plan sponsor and submitted more than 12 months after the Retirement Plan’s first purchase of Class C shares, if the redemption proceeds are invested to purchase Class N shares of one or more Oppenheimer funds.

❑	Distributions(9) from Retirement Plans or other employee benefit plans for any of the following purposes:

1)     Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant’s account was established in an Oppenheimer fund.

2)     To return excess contributions made to a participant’s account.

3)     To return contributions made due to a mistake of fact.

4)     To make hardship withdrawals, as defined in the plan.(10)
5)     To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
6)     To meet the minimum distribution requirements of the Internal Revenue Code.
7)     To make “substantially equal periodic payments” as described in Section 72(t) of the Internal Revenue Code.
8)     For loans to participants or beneficiaries.(11)
9)     On account of the participant’s separation from service.(12)
10)     Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
11)     Distributions made on account of a plan termination or “in-service” distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
12)     For distributions from a participant’s account under an Automatic Withdrawal Plan after the participant reaches age 59½, as long as the aggregate value of the distributions does not exceed 10% of the account’s value, adjusted annually.
13)     Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account’s value, adjusted annually.
14)     For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.

❑

Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account’s value annually.

❑

Redemptions of Class B shares by a Retirement Plan that is either created or qualified under Section 401(a) or 401(k)(excluding owner-only 401(k) plans) of the Internal Revenue Code or that is a non-qualified deferred compensation plan, either (1) purchased after June 30, 2008, or (2) beginning on July 1, 2011, held longer than three years.

❑	Redemptions by owner-only 401(k) plans of Class B shares purchased after June 30, 2008.

•	B. Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:

❑	Shares sold to the Manager or its affiliates.

❑	Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.

❑	Shares issued in plans of reorganization to which the Fund is a party.

❑

Shares sold to present or former officers, directors, trustees or employees (and their “immediate families” as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

IV.	Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment adviser to those former Quest for Value Funds. Those funds include:

Oppenheimer Quest Value Fund, Inc.          Oppenheimer Small- & Mid- Cap Value Fund

Oppenheimer Quest Balanced Fund               Oppenheimer Quest International Value Fund, Inc.

Oppenheimer Quest Opportunity Value Fund

     These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24, 1995:

Quest for Value U.S. Government Income Fund     Quest for Value New York Tax-Exempt Fund

Quest for Value Investment Quality Income Fund     Quest for Value National Tax-Exempt Fund

Quest for Value Global Income Fund     Quest for Value California Tax-Exempt Fund

     All of the funds listed above are referred to in this Appendix as the “Former Quest for Value Funds.” The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either:

❑	acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds, or

❑

purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

■

•	A. Reductions or Waivers of Class A Sales Charges.

■	Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of “Associations” formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

Number of Eligible Employees or Members	Initial Sales Charge as a % of Offering Price	Initial Sales Charge as a % of Net Amount Invested	Concession as % of Offering Price
9 or Fewer	2.50%	2.56%	2.00%
At least 10 but not more than 49	2.00%	2.04%	1.60%

     For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund’s Prospectus.

     Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund’s Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

■	Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

•

Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

•	Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

•

■

Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

     Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

•	B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

■

Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:

•

withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and

•	liquidation of a shareholder’s account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

■

Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:

•	redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);

•	withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and

•	liquidation of a shareholder’s account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

A shareholder’s account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.

V.	Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Connecticut Mutual Investment Accounts, Inc.

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a “Fund” in this section):

Oppenheimer U. S. Government Trust,
Oppenheimer Core Bond Fund,
Oppenheimer Value Fund and

are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the “Former Connecticut Mutual Funds”) on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:

Connecticut Mutual Liquid Account     Connecticut Mutual Total Return Account

Connecticut Mutual Government Securities Account     CMIA LifeSpan Capital Appreciation Account

Connecticut Mutual Income Account     CMIA LifeSpan Balanced Account
Connecticut Mutual Growth Account     CMIA Diversified Income Account

•	A. Prior Class A CDSC and Class A Sales Charge Waivers.

■

Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the “prior Class A CDSC”). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

Those shareholders who are eligible for the prior Class A CDSC are:

1)     persons whose purchases of Class A shares of a Fund and other Former Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund’s policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and

2)     persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge

Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

■

Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:

1)     any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;

2)     any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;

3)     Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;

4)     employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. (“CMFS”), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;

5)     one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and

6)     an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

•	B. Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:

1)     by the estate of a deceased shareholder;

2)     upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;

3)     for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;

4)	as tax-free returns of excess contributions to such retirement or employee benefit plans;

5)     in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;

6)     in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;

7)     in connection with the Fund’s right to involuntarily redeem or liquidate the Fund;

8)     in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or

9)     as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund’s Articles of Incorporation, or as adopted by the Board of Directors of the Fund.

VI.	Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc.

Shareholders of Oppenheimer AMT-Free Municipals, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.

VII.	Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer Convertible Securities Fund

Oppenheimer Convertible Securities Fund (referred to as the “Fund” in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of current Class M shareholders listed below who, prior to March 11, 1996, owned shares of the Fund’s then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:

❑	the Manager and its affiliates,

❑

present or former officers, directors, trustees and employees (and their “immediate families” as defined in the Fund’s Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment adviser of the Fund for their employees,

❑	registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund’s prior investment adviser or distributor for that purpose,

❑	dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,

❑

employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,

❑

dealers, brokers, or registered investment advisers that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and

❑

dealers, brokers or registered investment advisers that had entered into an agreement with the Distributor or prior distributor of the Fund’s shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment adviser provides administrative services.

C- 1

Oppenheimer RochesterTM Arizona Municipal Fund

Oppenheimer RochesterTM Maryland Municipal Fund
Oppenheimer RochesterTM Massachusetts Municipal Fund

Oppenheimer RochesterTM Michigan Municipal Fund

Oppenheimer RochesterTM Minnesota Municipal Fund

Oppenheimer RochesterTM North Carolina Municipal Fund

Oppenheimer RochesterTM Ohio Municipal Fund

Oppenheimer RochesterTM Virginia Municipal Fund

Internet Website

www.oppenheimerfunds.com

Investment Adviser

OppenheimerFunds, Inc.

Two World Financial Center

225 Liberty Street, 11th Floor

New York, New York 10281-1008

Distributor

OppenheimerFunds Distributor, Inc.

Two World Financial Center

225 Liberty Street, 11th Floor

New York, New York 10281-1008

Transfer Agent

OppenheimerFunds Services

P.O. Box 5270

Denver, Colorado 80217

1.800.CALL OPP(225.5677)

Custodian Bank

Citibank, N.A.

111 Wall Street

New York, New York 10005

Independent Registered Public Accounting Firm

KPMG llp
707 Seventeenth Street
Denver, Colorado 80202

Legal Counsel

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas
New York, New York 10036

1234

PX0000.001.0708.rev0509

1 In accordance with Rule 12b-1 of the Investment Company Act, the term “Independent Trustees” in this Statement of Additional Information refers to those Trustees who are not “interested persons” of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.

2 Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund.

3 In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund’s Early Withdrawal Charges and references to “redemptions” mean “repurchases” of shares.

4 An “employee benefit plan” means any plan or arrangement, whether or not it is “qualified” under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.

5 The term “Group Retirement Plan” means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term “Group Retirement Plan” also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.

6 However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.

7 This provision does not apply to IRAs.

8 This provision only applies to qualified retirement plans and 403(b)(7) custodial plans after your separation from service in or after the year you reached age 55.

9 The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.

10 This provision does not apply to IRAs.

11 This provision does not apply to loans from 403(b)(7) custodial plans and loans from the OppenheimerFunds-sponsored Single K retirement plan.

12 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.